UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund:  BlackRock Funds V

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 —	Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds V

•	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
•	BlackRock Strategic Income Opportunities Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Investment Objective

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s (the “Fund”) investment objective is to seek maximum long term total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund outperformed both the 3-Month LIBOR USD and its reference benchmark, a custom blend of 50% J.P. Morgan EMBI Global Diversified Index/50% J.P. Morgan GBI-EM Global Diversified Index.

Performance is reviewed on an absolute basis due to the nature of the Fund’s strategy. The Fund has the flexibility to invest in fixed income securities and derivatives of any maturity, and denominated in any currency, from issuers located in the emerging markets. As such, the Fund is not managed specifically to a benchmark. The indices listed above are for reference purposes only.

What factors influenced performance?

Emerging market bonds posted negative returns in the semi-annual period. The bulk of the sell-off occurred in late February and the first three weeks of March, during which concerns about the economic impact of coronavirus pandemic led to pronounced weakness in higher-risk assets. Although the market later recovered on the strength of significant stimulus by world governments and central banks, it nonetheless finished the first half of the year in the red.

Despite this challenging backdrop, the Fund delivered positive returns. The largest contributions came from risk-management strategies designed to protect the portfolio from slowing global growth and weakness related to the coronavirus. These positions included long duration exposure in the developed markets, as well as derivative instruments that benefited from rising yield spreads for U.S. and European corporate bonds. (Duration is a measure of interest-rate sensitivity; rising spreads indicate underperformance versus government issues). The Fund also held a long position in the U.S. dollar against the Australian dollar and various emerging market currencies, which added value in the “risk-off” environment.

As the markets recovered later in the reporting period, the Fund’s positions in newly issued investment-grade bonds — including those issued by Israel and quasi-sovereign entities in Malaysia — delivered strong absolute returns. Long positions in oil-related issuers such as Qatar, United Arab Emirates and Angola also performed well, as did Euro-denominated Romanian bonds.

On the negative side, risk-management strategies to protect against widening yields spreads in emerging market sovereign debt — which were held throughout the full period — hurt results. Long positions in Venezuela, Lebanon and Argentina further detracted. Both Argentina and Lebanon were affected by debt restructuring announcements, while Venezuela came under pressure due to U.S. sanctions and lower oil prices. Holdings in oil-related issues, particularly in Gabon and Petróleos Mexicanos, detracted from returns early in the period.

The Fund used derivatives to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange trends. The specific instruments the Fund employed included forward foreign currency exchange contracts, which it used to manage currency risk, and credit default swaps, which it used to manage the risk of changing yield spreads. The Fund also used interest rate futures and derivatives linked to developed-market government bonds to manage the portfolio’s duration (interest-rate sensitivity). The use of derivatives was a net contributor to Fund performance.

Describe recent portfolio activity.

The Fund reduced risk early in the year in response to slowing global growth. Specifically, it increased the extent of its risk-management strategies and lengthened duration. The Fund also decreased its allocation to lower-quality bonds by reducing its positions in Egypt and Nigeria and increasing its long U.S. dollar position against various emerging market currencies. In addition, the Fund raised its cash weighting to provide the flexibility to capitalize on the rapidly emerging opportunities brought about by market volatility. The Fund’s cash position had no material impact to performance.

Later in the period, the Fund began to rebuild risk by purchasing newly issued investment-grade bonds that offered attractive yields relative to the secondary market. The Fund also added to sub-Saharan Africa, including Angola. Conversely, it reduced its allocation to Argentina as market prices moved closer to the levels expected in the country’s debt restructuring.

Describe portfolio positioning at period end.

Portfolio duration stood at approximately 9.0 years at the end of June. Despite the additions to emerging market currencies in the second calendar quarter, the Fund continued to have a U.S. dollar exposure above 50%. The Fund maintained strategies designed to offset the potential for a market correction through derivatives linked to both the United States and emerging markets. Ukraine, Egypt, Argentina, Mexico and Brazil were the portfolio’s largest country allocations. The investment adviser continued to emphasize careful selection given the varying impact the coronavirus pandemic is having on different countries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Performance Summary for the Period Ended June 30, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.74%	4.36%	5.61%	2.17%	N/A	4.50%	N/A	4.23%	N/A
Investor A	4.31	3.80	5.49	1.91	(2.17)%	4.20	3.36%	3.94	3.51%
Investor C	3.74	3.13	4.96	1.03	0.07	3.43	3.43	3.16	3.16
Class K	4.79	4.40	5.51	2.10	N/A	4.51	N/A	4.29	N/A
J.P. Morgan GBI-EM Global Diversified Index(c)	—	—	(6.89)	(2.82)	N/A	2.34	N/A	1.64	N/A
J.P. Morgan EMBI Global Diversified Index(d)	—	—	(2.76)	0.49	N/A	5.30	N/A	6.03	N/A
50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index(e)	—	—	(4.80)	(1.10)	N/A	3.89	N/A	3.89	N/A
3-Months LIBOR USD(f)	—	—	0.94	2.11	N/A	1.50	N/A	0.91	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Predecessor Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.” The Predecessor Fund’s returns prior to September 3, 2012 are the returns of the Predecessor Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.”

(c)	An unmanaged index that tracks local currency bonds.
(d)	An index that tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.
(e)	A customized weighted index comprised of the returns of 50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index.
(f)	The average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a maturity of 3 months.
N/A—Not applicable as share class and Index do not have a sales charge.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,056.10	$3.48	$1,000.00	$1,021.48	$3.42	0.68%
Investor A	1,000.00	1,054.90	4.75	1,000.00	1,020.24	4.67	0.93
Investor C	1,000.00	1,049.60	8.56	1,000.00	1,016.51	8.42	1.68
Class K	1,000.00	1,055.10	3.22	1,000.00	1,021.73	3.17	0.63

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of June 30, 2020 (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Foreign Government Obligations	74%
Corporate Bonds	12
Investment Companies	9
Foreign Agency Obligations	5

(a)	Excludes short-term securities.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments (a)
United States	10%
Ukraine	9
Egypt	9
Argentina	8
Mexico	7
Brazil	5
Romania	4
Kazakhstan	4
Ghana	3
Angola	3
Colombia	3
Gabon	3
Ivory Coast	2
Indonesia	2
Qatar	2
Chile	2
Senegal	2
Russia	2
Guatemala	2
Macedonia, the Former Yugoslav Republic of	2
Serbia	2
Nigeria	2
Israel	2
United Arab Emirates	1
Kenya	1
Jordan	1
Uruguay	1
Other(b)	6

(a)	Excludes short-term securities.
(b)	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to Schedule of Investments for such countries.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective is to seek total return as is consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund’s Institutional Shares returned 0.18%, Investor A Shares returned (0.06)%, Investor C Shares returned (0.32)%, and Class K Shares returned 0.13%. For the same period, the Bloomberg Barclays U.S. Universal Index returned 5.17% and the ICE BofAML 3-Month U.S. Treasury Bill Index returned 0.60%.

The Fund’s performance is reviewed on an absolute return basis due to the nature of its mandate. The Fund has an unconstrained approach (i.e., flexibility to invest across all fixed income asset classes) that is managed within a risk-controlled framework. As such, the Fund is not managed specifically to a benchmark. The index returns listed above are for reference purposes only.

What factors influenced performance?

The principal detractors from the Fund’s performance included exposure to securitized assets, most notably commercial mortgage-backed securities (“CMBS”) and non-agency residential mortgage-backed securities (“RMBS”). Allocations to global credit including U.S. high yield corporates and European corporate also detracted, as did exposure to U.S. municipal bonds.

The Fund’s relatively long positioning with respect to U.S. duration (and corresponding interest rate sensitivity) was the leading positive driver of relative performance as Treasury yields declined over the period. The Fund’s exposures across emerging market debt also contributed to performance.

Describe recent portfolio activity.

Entering 2020, the Fund was positioned with a fairly conservative posture, maintaining an elevated duration profile and reduced credit exposure. The investment adviser had also been raising cash to mitigate risk and provide for increased flexibility to take advantage of opportunities from any potential market dislocation. The Fund had a diversified and more conservatively positioned portfolio, extreme market moves in March put fixed income assets across the quality spectrum under significant pressure. During the first quarter of 2020, the investment adviser rotated the Fund’s yield curve exposure from the front-end of the curve to the seven-to-ten-year and 15-year-and-above parts of the yield curve, while tactically trading agency RMBS based on valuations and monetary policy. As RMBS spreads widened alongside risk assets, the investment adviser began adding to the sector, which was then well supported by the Fed’s announcement of RMBS purchases. In emerging markets, the investment adviser began de-risking in February, rotating away from corporate bonds and reducing currency exposures.

Risk assets performed well in the second quarter of 2020 due to immense policy support and much-improved market sentiment. The investment adviser increased duration over the quarter, while trimming some of the exposure to the long end of the curve in June, given the expected increase in Treasury issuance. Outside of the United States, the investment adviser maintained a small long position in select European peripherals, including Italy and Spain, given the accommodative central bank stance. The investment adviser held a constructive view on Treasury inflation-protected securities (“TIPs”) on the view that inflation expectations continued to be underpriced. Within spread assets, the investment adviser added slightly to U.S. investment grade credit and certain parts of the high yield corporate market.

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, derivatives held in the Fund had a positive impact on performance.

While the Fund’s cash position was reduced over the second quarter of 2020, it remained slightly elevated at period end as the investment adviser continued to add risk back into the portfolio. The Fund’s cash position did not have a material impact on Fund performance.

Describe portfolio positioning at period end.

The Fund ended the period with a duration of approximately 3.3 years, on the higher end of the Fund’s historical duration range. The Fund held a small long position in select European peripherals, including Italy and Spain, and maintained an allocation to TIPS. Within spread assets, the Fund favored higher quality holdings within U.S. investment grade and high yield corporate bonds. The Fund maintained its exposure to emerging market debt with a focus on high quality external debt with attractive valuations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of June 30, 2020 (continued)	BlackRock Strategic Income Opportunities Portfolio

Performance Summary for the Period Ended June 30, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.99%	1.98%	0.18%	2.66%	N/A	2.90%	N/A	3.75%	N/A
Investor A	1.64	1.63	(0.06)	2.26	(1.83)%	2.58	1.75%	3.45	3.03%
Investor C	1.00	0.99	(0.32)	1.62	0.63	1.85	1.85	2.69	2.69
Class K	2.08	2.07	0.13	2.65	N/A	2.97	N/A	3.78	N/A
Bloomberg Barclays U.S. Universal Index(c)	—	—	5.17	7.88	N/A	4.42	N/A	4.11	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index(d)	—	—	0.60	1.63	N/A	1.19	N/A	0.64	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal market conditions, the Fund will invest in a combination of fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Fund may invest in other market sectors. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Strategic Income Opportunities Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

An unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

(d)

An unmanaged index that tracks 3-month U.S. Treasury securities. Effective January 1, 2020, the Fund’s benchmark was renamed from ICE BofAML 3-Month U.S. Treasury Bill Index to ICE BofA 3-Month U.S. Treasury Bill Index.

N/A—Not applicable as share class and Index do not have a sales charge.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Dividend Expense and Interest Expense	Excluding Dividend Expense and Interest Expense		Including Dividend Expense and Interest Expense		Excluding Dividend Expense and Interest Expense
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Ending Account Value (06/30/20)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,001.80	$3.73	$3.04	$1,000.00	$1,021.13	$3.77	$1,021.83	$3.07
Investor A	1,000.00	999.40	5.17	4.47	1,000.00	1,019.69	5.22	1,020.39	4.52
Investor C	1,000.00	996.80	8.79	8.09	1,000.00	1,016.06	8.87	1,016.76	8.17
Class K	1,000.00	1,001.30	3.28	2.59	1,000.00	1,021.58	3.32	1,022.28	2.61

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.75% for Institutional, 1.04% for Investor A, 1.77% for Investor C and 0.66% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for Institutional, 0.90% for Investor A, 1.63% for Investor C and 0.52% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

See	“Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Strategic Income Opportunities Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	27%
U.S. Government Sponsored Agency Securities	25
Asset-Backed Securities	11
U.S. Treasury Obligations	10
Foreign Government Obligations	9
Non-Agency Mortgage-Backed Securities	5
Investment Companies	4
Municipal Bonds	3
Floating Rate Loan Interests	3
Common Stocks	2
Foreign Agency Obligations	1
Preferred Securities	—	(b)
Rights	—	(b)
Warrants	—	(b)

(a)	Excludes short-term securities, options purchased, options written, borrowed bonds, TBA sale commitments and investments sold short.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments (b)
AAA/Aaa(c)	40%
AA/Aa	5
A	10
BBB/Baa	14
BB/Ba	10
B	5
CCC/Caa	1
CC/Ca	1
C	—	(d)
D	—	(d)
NR	14

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities, options purchased, options written, borrowed bonds, TBA sale commitments and investments sold short.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Strategic Income Opportunities Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of BlackRock Strategic Income Opportunities Portfolio’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares for BlackRock Strategic Income Opportunities Portfolio would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares. On the close of business on September 1, 2015, the BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s BlackRock Shares were redesignated as Class K Shares. Prior to September 1, 2015, performance is that of the BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s BlackRock Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments (unaudited) June 30, 2020	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds — 11.5%

Argentina — 0.1%
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 5.89%, 04/11/22(a)(b)	USD	534	$41,215

Brazil — 4.2%
Petrobras Global Finance BV, 6.85%, 06/05/2115		3,818	3,774,666

Kazakhstan — 3.4%
Development Bank of Kazakhstan JSC:
9.50%, 12/14/20	KZT	203,000	491,872
8.95%, 05/04/23(a)		258,500	591,632
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42	USD	430	570,019
KazMunayGas National Co. JSC:
5.75%, 04/19/47(a)		616	717,640
6.38%, 10/24/48		548	691,679

			3,062,842

Kuwait — 0.7%
MEGlobal Canada ULC(a):
5.00%, 05/18/25		345	369,473
5.88%, 05/18/30		240	271,650

			641,123

Mexico — 1.0%
Cemex SAB de CV, 7.38%, 06/05/27(a)		420	423,615
Fomento Economico Mexicano SAB de CV, 3.50%, 01/16/50		486	500,560

			924,175

Ukraine — 0.1%
State Savings Bank of Ukraine, 9.38%, 03/10/23(c)		60	61,444

United Arab Emirates — 1.4%
MDGH - GMTN BV, 3.95%, 05/21/50		1,099	1,222,637

United States — 0.6%
CITGO Petroleum Corp., 7.00%, 06/15/25(a)		543	543,679

Total Corporate Bonds — 11.5% (Cost: $10,033,023)			10,271,781

Foreign Agency Obligations — 4.5%

Chile — 1.8%
Empresa de Transporte de Pasajeros Metro SA(a):
3.65%, 05/07/30		390	419,542
4.70%, 05/07/50		1,035	1,181,970

			1,601,512

Colombia — 0.5%
Ecopetrol SA, 6.88%, 04/29/30		363	416,089

Indonesia — 0.6%(a)
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20	IDR	3,000,000	189,010
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21		5,420,000	362,341

			551,351

Mexico — 0.9%
Petroleos Mexicanos, 6.95%, 01/28/60	USD	1,080	829,170

Security		Par (000)	Value

Ukraine — 0.2%
Ukreximbank Via Biz Finance plc, 9.63%, 04/27/22	USD	130	$132,803

Venezuela — 0.5%
Petroleos de Venezuela SA(d)(e):
8.50%, 10/27/20(a)		1,741	174,050
9.75%, 05/17/35		10,106	303,183

			477,233

Total Foreign Agency Obligations — 4.5% (Cost: $7,906,407)			4,008,158

Foreign Government Obligations — 68.9%

Angola — 3.0%
Republic of Angola:
9.50%, 11/12/25		421	381,005
8.25%, 05/09/28		424	350,860
9.38%, 05/08/48		615	502,763
9.13%, 11/26/49		1,788	1,461,690

			2,696,318

Argentina — 7.6%
Argentine Republic(d)(e):
6.88%, 04/22/21		771	320,929
5.63%, 01/26/22		4,520	1,864,500
8.28%, 12/31/33		5,154	2,284,134
7.63%, 04/22/46		1,477	572,337
6.25%, 11/09/47	EUR	1,786	758,484
6.88%, 01/11/48	USD	735	283,664
Province of Salta Argentina, 9.13%, 07/07/24(a)		294	121,826
Provincia de Buenos Aires(d)(e): 10.88%, 01/26/21		67	30,075
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.83%), 32.73%, 05/31/22(b)	ARS	3,927	29,155
6.50%, 02/15/23	USD	228	92,571
9.13%, 03/16/24(a)		668	280,560
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.75%), 51.86%, 04/12/25(a)(b)	ARS	14,851	111,742
9.63%, 04/18/28	USD	127	53,975

			6,803,952

Benin — 0.4%
Benin Government Bond, 5.75%, 03/26/26(a)	EUR	353	367,347

Brazil — 0.9%
Federative Republic of Brazil, 3.88%, 06/12/30	USD	874	843,410

China — 0.6%
People’s Republic of China, 3.39%, 03/16/50	CNY	4,260	579,507

Colombia — 2.4%
Republic of Colombia:
3.13%, 04/15/31	USD	790	784,470
4.13%, 05/15/51		1,320	1,328,250

			2,112,720

Dominican Republic — 0.1%
Dominican Republic Government Bond, 5.88%, 04/18/24		126	129,189

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ecuador — 0.9%
Republic of Ecuador(c)(d)(e):
7.95%, 06/20/24	USD	400	$197,292
8.88%, 10/23/27		200	83,000
10.65%, 01/31/29		805	334,075
9.50%, 03/27/30		400	169,000

			783,367

Egypt — 8.0%
Arab Republic of Egypt:
14.95%, 03/20/21	EGP	11,146	680,224
14.85%, 04/10/23		12,015	760,174
5.88%, 06/11/25	USD	200	201,750
16.10%, 05/07/29	EGP	1,759	113,332
6.38%, 04/11/31(a)	EUR	288	299,300
7.63%, 05/29/32(a)	USD	2,028	1,980,469
7.90%, 02/21/48		1,059	979,244
8.70%, 03/01/49		312	305,662
8.88%, 05/29/50(a)		1,892	1,868,350

			7,188,505

El Salvador — 0.2%
Republic of El Salvador, 7.65%, 06/15/35		182	156,293

Gabon — 2.4%
Gabonese Republic:
6.38%, 12/12/24		714	676,136
6.95%, 06/16/25		730	683,462
6.63%, 02/06/31(a)		833	744,494

			2,104,092

Ghana — 3.1%
Republic of Ghana:
20.75%, 01/16/23	GHS	3,198	573,926
8.13%, 01/18/26(a)	USD	285	288,562
7.63%, 05/16/29		513	484,625
8.63%, 06/16/49		588	531,589
8.95%, 03/26/51		523	478,872
8.75%, 03/11/61(a)		447	406,351

			2,763,925

Guatemala — 1.7%
Republic of Guatemala(a):
5.38%, 04/24/32		328	361,723
6.13%, 06/01/50		997	1,152,781

			1,514,504

Honduras — 0.2%
Republic of Honduras, 5.63%, 06/24/30(a)		210	213,412

Hungary — 0.8%
Hungary Government Bond, 1.75%, 06/05/35	EUR	679	747,950

Indonesia — 1.4%
Republic of Indonesia:
7.00%, 09/15/30	IDR	7,167,000	492,433
8.38%, 03/15/34		9,800,000	720,679

			1,213,112

Israel — 1.5%
State of Israel Government Bond:
3.88%, 07/03/50	USD	362	429,196
4.50%, 04/03/2120		681	878,490

			1,307,686

Security		Par (000)	Value

Ivory Coast — 2.0%
Republic of Cote d’Ivoire:
5.75%, 12/31/32(c)	USD	898	$882,600
6.13%, 06/15/33		897	893,356

			1,775,956

Jordan — 1.1%
Hashemite Kingdom of Jordan, 5.85%, 07/07/30(a)(f)		990	990,000

Kenya — 1.3%
Republic of Kenya:
8.25%, 02/28/48(a)		785	773,471
8.25%, 02/28/48		353	347,815

			1,121,286

Lebanon — 0.4%
Lebanese Republic(d)(e):
6.38%, 03/09/20		1,161	214,785
5.80%, 04/14/20		787	149,284

			364,069

Macedonia, the Former Yugoslav Republic of — 1.6%
Republic of North Macedonia, 3.68%, 06/03/26(a)	EUR	1,276	1,458,226

Mexico — 4.7%
United Mexican States:
3.90%, 04/27/25	USD	416	445,952
4.75%, 04/27/32		924	1,017,786
8.00%, 11/07/47	MXN	87	423,589
5.00%, 04/27/51	USD	1,014	1,093,599
5.75%, 10/12/2110		1,104	1,226,130

			4,207,056

Mozambique — 0.4%
Republic of Mozambique, 5.00%, 09/15/31(a)(c)		474	402,900

Nigeria — 1.5%
Federal Republic of Nigeria:
7.88%, 02/16/32		862	810,819
9.25%, 01/21/49		495	499,950

			1,310,769

Qatar — 1.8%
State of Qatar:
3.88%, 04/23/23		249	267,364
3.75%, 04/16/30(a)		461	525,972
4.40%, 04/16/50(a)		677	838,634

			1,631,970

Romania — 3.6%
Romania Government Bond:
3.62%, 05/26/30(a)	EUR	2,047	2,483,789
4.63%, 04/03/49		606	778,499

			3,262,288

Russia — 1.7%
Russian Federation:
8.50%, 09/17/31	RUB	30,821	523,346
7.70%, 03/23/33		64,150	1,032,097

			1,555,443

Senegal — 1.8%
Republic of Senegal:
4.75%, 03/13/28(a)	EUR	200	217,397
6.75%, 03/13/48	USD	1,221	1,182,081
6.75%, 03/13/48(a)		200	193,625

			1,593,103

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Serbia — 1.6%
Republic of Serbia, 3.13%, 05/15/27(a)	EUR	1,218	$1,433,423

South Africa — 0.5%
Republic of South Africa, 8.88%, 02/28/35	ZAR	8,315	410,961

Ukraine — 8.1%
Ukraine Government Bond:
16.00%, 05/24/23(a)	UAH	14,851	619,877
7.75%, 09/01/24	USD	531	553,567
7.75%, 09/01/25		482	502,485
6.75%, 06/20/26	EUR	485	554,263
7.75%, 09/01/27	USD	412	428,609
9.75%, 11/01/28(a)		718	820,315
4.38%, 01/27/30(a)	EUR	1,204	1,159,935
7.38%, 09/25/32(a)	USD	766	769,352
0.00%, 05/31/40(g)		1,980	1,818,506

			7,226,909

Uruguay — 1.0%
Oriental Republic of Uruguay:
9.88%, 06/20/22(a)	UYU	26,000	611,493
8.50%, 03/15/28		11,143	239,627

			851,120

Venezuela — 0.1%
Bolivarian Republic of Venezuela(d)(e):
11.75%, 10/21/26	USD	335	20,106
9.25%, 09/15/27		330	19,800
9.25%, 05/07/28		95	5,706
11.95%, 08/05/31		1,328	79,668

			125,280

Zambia — 0.5%
Republic of Zambia, 8.97%, 07/30/27		819	429,719

Total Foreign Government Obligations — 68.9% (Cost: $62,362,637)			61,675,767

Security		Shares	Value

Investment Companies — 8.7%*
iShares J.P. Morgan EM Local Currency Bond ETF		104,690	$4,269,258
iShares J.P. Morgan USD Emerging Markets Bond ETF		32,726	3,574,334

Total Investment Companies — 8.7% (Cost: $7,124,144)			7,843,592

Total Long-Term Investments — 93.6% (Cost: $87,426,211)			83,799,298

		Par (000)

Short-Term Securities — 4.5%

Canada — 0.0%
Brown Brothers Harriman &Co., 0.02%, 07/02/20	CAD	4	3,074

Europe — 0.0%
Citibank NA, (0.68)%, 07/01/20	EUR	37	41,973

Japan — 0.0%
Sumitomo Mitsui Financial Group, Inc., (0.25)%, 07/01/20	JPY	5	46

South Africa — 0.0%
Brown Brothers Harriman & Co., 3.03%, 07/01/20	ZAR	3	188

Switzerland — 0.0%
Brown Brothers Harriman & Co., (1.53)%, 07/01/20	CHF	5	5,055

United Kingdom — 0.1%
Citibank NA, 0.01%, 07/01/20	GBP	51	63,269

United States — 4.4%
National Australia Bank Ltd., 0.10%, 07/01/20	USD	3,873	3,873,487

Total Short-Term Securities — 4.5% (Cost: $3,987,092)			3,987,092

Total Investments — 98.1% (Cost: $91,413,303)			87,786,390

Other Assets Less Liabilities — 1.9%			1,672,329

Net Assets — 100.0%			$89,458,719

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Variable rate security. Rate shown is the rate in effect as of period end.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
iShares J.P. Morgan EM Local Currency Bond ETF	—	131,694	(27,004)	104,690	$4,269,258	$—	$86,937	$335,342
iShares J.P. Morgan USD Emerging Markets Bond ETF	—	41,433	(8,707)	32,726	3,574,334	46,604	92,026	384,106

					$7,843,592	$46,604	$178,963	$719,448

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
UAH	3,840,000	USD	143,284	Goldman Sachs International	07/01/20	$564
KZT	583,782,825	USD	1,360,323	Goldman Sachs International	07/07/20	76,601
TRY	4,082,866	USD	593,975	Goldman Sachs International	07/07/20	1,272
TRY	33,568,958	USD	4,799,211	JPMorgan Chase Bank NA	07/07/20	94,856
USD	535,436	KZT	216,932,043	Goldman Sachs International	07/07/20	1,479
USD	2,205,647	TRY	15,015,063	Goldman Sachs International	07/07/20	16,580
AUD	654,315	USD	448,346	Bank of America NA	07/14/20	3,230
AUD	325,982	USD	224,525	Barclays Bank plc	07/14/20	452
AUD	1,114,241	USD	765,739	BNP Paribas SA	07/14/20	3,255
AUD	3,159,782	USD	2,170,306	Toronto Dominion Bank	07/14/20	10,423
CZK	440,000	USD	18,468	Bank of America NA	07/14/20	80
EUR	1,195,968	USD	1,342,262	Bank of America NA	07/14/20	1,761
EUR	2,020,000	USD	2,266,929	Westpac Banking Corp.	07/14/20	3,137
HUF	7,930,000	USD	25,115	HSBC Bank plc	07/14/20	41
INR	48,308,792	USD	632,969	JPMorgan Chase Bank NA	07/14/20	5,517
INR	135,771,018	USD	1,789,758	UBS AG	07/14/20	4,694
KRW	2,149,284,613	USD	1,778,120	BNP Paribas SA	07/14/20	13,434
KRW	572,351,722	USD	474,398	Goldman Sachs International	07/14/20	2,690
KRW	3,802,886,199	USD	3,159,836	JPMorgan Chase Bank NA	07/14/20	10,090
KZT	563,015,688	USD	1,374,382	JPMorgan Chase Bank NA	07/14/20	8,293
NZD	1,048,645	USD	674,219	Bank of America NA	07/14/20	2,508
NZD	180,424	USD	116,033	BNP Paribas SA	07/14/20	401
NZD	6,213,561	USD	3,990,460	Goldman Sachs International	07/14/20	19,364
NZD	699,335	USD	448,850	JPMorgan Chase Bank NA	07/14/20	2,455
PHP	185,546,062	USD	3,697,537	Citibank NA	07/14/20	31,281
PLN	8,550,129	USD	2,156,039	BNP Paribas SA	07/14/20	5,190
THB	61,941,819	USD	1,986,907	HSBC Bank plc	07/14/20	17,154
THB	32,713,394	USD	1,055,884	JPMorgan Chase Bank NA	07/14/20	2,523
TWD	2,193,822	USD	74,362	Barclays Bank plc	07/14/20	437
UAH	69,316,681	USD	2,561,592	Goldman Sachs International	07/14/20	28,079
USD	396,817	AUD	574,871	Bank of New York	07/14/20	69
USD	551,360	AUD	793,515	Barclays Bank plc	07/14/20	3,715
USD	2,742,384	AUD	3,968,086	BNP Paribas SA	07/14/20	3,802
USD	2,772,960	BRL	14,674,261	Bank of America NA	07/14/20	76,106
USD	6,160,110	BRL	31,032,786	Deutsche Bank AG	07/14/20	456,868
USD	507,250	CAD	687,680	JPMorgan Chase Bank NA	07/14/20	690
USD	1,080,773	CHF	1,021,693	HSBC Bank plc	07/14/20	2,032
USD	1,206,197	CLP	958,253,162	Bank of America NA	07/14/20	39,229
USD	336,069	CLP	273,795,682	Citibank NA	07/14/20	2,639
USD	105,500	CNY	746,409	Bank of America NA	07/14/20	3
USD	448,514	COP	1,675,559,283	Deutsche Bank AG	07/14/20	3,125
USD	2,567,814	COP	9,624,809,504	Goldman Sachs International	07/14/20	9,395
USD	902,863	EUR	795,523	Bank of America NA	07/14/20	8,858
USD	1,083,314	EUR	955,900	BNP Paribas SA	07/14/20	9,078
USD	7,870,299	EUR	6,952,530	Deutsche Bank AG	07/14/20	57,082
USD	1,631,050	EUR	1,447,335	Goldman Sachs International	07/14/20	4,542
USD	682,235	EUR	606,652	JPMorgan Chase Bank NA	07/14/20	483
USD	2,178,094	GBP	1,733,475	Bank of America NA	07/14/20	29,979
USD	809,374	GBP	650,591	Barclays Bank plc	07/14/20	3,164
USD	1,101,977	GBP	885,460	Deutsche Bank AG	07/14/20	4,719
USD	543,011	GBP	432,669	JPMorgan Chase Bank NA	07/14/20	6,850
USD	2,692,135	GBP	2,150,975	Westpac Banking Corp.	07/14/20	26,656
USD	1,078,447	HUF	333,024,370	Bank of America NA	07/14/20	21,986
USD	5,437,618	HUF	1,684,228,591	BNP Paribas SA	07/14/20	94,701
USD	416,281	HUF	127,823,800	Citibank NA	07/14/20	10,783
USD	894,306	HUF	279,126,242	Goldman Sachs International	07/14/20	8,827
USD	3,082,510	HUF	947,300,171	State Street Bank and Trust Co.	07/14/20	77,368
USD	162,143	IDR	2,324,320,794	Bank of America NA	07/14/20	2,304
USD	598,114	IDR	8,527,910,269	Goldman Sachs International	07/14/20	11,667
USD	892,934	JPY	96,134,505	Goldman Sachs International	07/14/20	2,466

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,482,127	JPY	588,374,958	JPMorgan Chase Bank NA	07/14/20	$32,170
USD	357,039	KZT	144,904,088	Goldman Sachs International	07/14/20	1,178
USD	1,441,240	MXN	32,577,503	HSBC Bank plc	07/14/20	26,171
USD	2,188,223	MXN	49,393,664	JPMorgan Chase Bank NA	07/14/20	42,710
USD	203,408	MXN	4,612,246	Morgan Stanley & Co. International plc	07/14/20	3,067
USD	2,721,278	MXN	60,936,998	Natwest Markets plc	07/14/20	74,357
USD	1,295,317	MXN	29,647,628	Standard Chartered Bank	07/14/20	7,513
USD	538,703	MXN	12,260,750	State Street Bank and Trust Co.	07/14/20	6,133
USD	1,090,702	MXN	24,485,233	Toronto Dominion Bank	07/14/20	27,137
USD	780,485	MYR	3,337,743	Goldman Sachs International	07/14/20	1,988
USD	3,241,931	NZD	5,015,015	JPMorgan Chase Bank NA	07/14/20	5,569
USD	1,989,170	PLN	7,809,258	Bank of America NA	07/14/20	15,213
USD	39,678	RON	169,878	Goldman Sachs International	07/14/20	246
USD	445,222	RUB	31,011,939	Bank of America NA	07/14/20	10,143
USD	1,730,182	RUB	122,375,779	Goldman Sachs International	07/14/20	13,323
USD	3,143,033	RUB	219,536,082	JPMorgan Chase Bank NA	07/14/20	63,072
USD	449,855	THB	13,865,130	Citibank NA	07/14/20	1,264
USD	2,718,192	ZAR	46,551,753	Deutsche Bank AG	07/14/20	39,181
USD	897,162	ZAR	15,560,731	Morgan Stanley & Co. International plc	07/14/20	1,656
USD	544,775	ZAR	9,320,830	State Street Bank and Trust Co.	07/14/20	8,370
ZAR	1,710,000	USD	98,221	Standard Chartered Bank	07/14/20	187
KZT	449,733,467	USD	1,013,484	Citibank NA	07/17/20	89,841
KZT	112,755,427	USD	262,374	JPMorgan Chase Bank NA	07/17/20	14,247
USD	223,116	KZT	90,640,785	Goldman Sachs International	07/17/20	748
UAH	3,840,000	USD	142,222	JPMorgan Chase Bank NA	08/03/20	595
PEN	792,212	USD	223,209	Standard Chartered Bank	08/12/20	307
USD	1,513,855	PEN	5,214,518	Citibank NA	08/12/20	42,628
KZT	445,747,487	USD	1,020,601	Citibank NA	08/13/20	62,948
KZT	113,969,313	USD	261,848	JPMorgan Chase Bank NA	08/13/20	15,195
USD	223,481	KZT	91,403,580	Goldman Sachs International	08/13/20	1,291

						1,955,475

TRY	9,177,986	USD	1,338,191	JPMorgan Chase Bank NA	07/07/20	(119)
USD	2,167,828	TRY	14,966,398	Goldman Sachs International	07/07/20	(14,145)
USD	3,663,828	TRY	26,036,142	JPMorgan Chase Bank NA	07/07/20	(132,017)
AUD	984,954	USD	681,959	Bank of America NA	07/14/20	(2,191)
AUD	7,191,213	USD	4,974,274	BNP Paribas SA	07/14/20	(11,246)
BRL	13,545,708	USD	2,673,319	Bank of America NA	07/14/20	(183,873)
BRL	13,546,135	USD	2,678,955	Citibank NA	07/14/20	(189,431)
BRL	3,923,785	USD	778,884	Deutsche Bank AG	07/14/20	(57,766)
BRL	7,483,915	USD	1,397,820	Goldman Sachs International	07/14/20	(22,417)
BRL	9,300,535	USD	1,747,103	Standard Chartered Bank	07/14/20	(37,839)
CAD	84,331	USD	62,192	BNP Paribas SA	07/14/20	(72)
CHF	10,328,665	USD	10,928,694	Morgan Stanley & Co. International plc	07/14/20	(23,304)
CLP	3,399,319,044	USD	4,292,480	Deutsche Bank AG	07/14/20	(152,763)
CNY	1,258,202	USD	177,871	HSBC Bank plc	07/14/20	(38)
COP	4,812,395,000	USD	1,281,597	Barclays Bank plc	07/14/20	(2,390)
COP	4,812,399,903	USD	1,283,136	Goldman Sachs International	07/14/20	(3,927)
CZK	64,726,122	USD	2,753,517	BNP Paribas SA	07/14/20	(24,974)
CZK	171,846,178	USD	7,279,981	Goldman Sachs International	07/14/20	(35,769)
EUR	955,337	USD	1,074,176	Citibank NA	07/14/20	(574)
EUR	2,161,913	USD	2,438,207	Deutsche Bank AG	07/14/20	(8,660)
EUR	477,669	USD	537,127	Goldman Sachs International	07/14/20	(325)
GBP	877,192	USD	1,095,387	Citibank NA	07/14/20	(8,375)
GBP	361,860	USD	451,303	Goldman Sachs International	07/14/20	(2,888)
GBP	592,072	USD	734,333	JPMorgan Chase Bank NA	07/14/20	(640)
GBP	590,936	USD	746,563	Morgan Stanley & Co. International plc	07/14/20	(14,277)
GBP	1,941,664	USD	2,458,273	Westpac Banking Corp.	07/14/20	(52,171)
HUF	1,018,659,119	USD	3,324,413	Bank of America NA	07/14/20	(92,898)
HUF	10,400,000	USD	33,647	Citibank NA	07/14/20	(655)
HUF	10,810,000	USD	35,373	JPMorgan Chase Bank NA	07/14/20	(1,080)
HUF	2,325,480,278	USD	7,590,537	State Street Bank and Trust Co.	07/14/20	(213,363)
IDR	8,112,717,570	USD	567,830	Bank of America NA	07/14/20	(9,935)

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	14,247,000,000	USD	1,000,000	Goldman Sachs International	07/14/20	$(20,262)
IDR	447,074,500	USD	31,036	JPMorgan Chase Bank NA	07/14/20	(292)
INR	135,911,437	USD	1,797,533	UBS AG	07/14/20	(1,225)
JPY	128,838,646	USD	1,206,056	JPMorgan Chase Bank NA	07/14/20	(12,658)
MXN	12,221,474	USD	539,484	Bank of America NA	07/14/20	(8,620)
MXN	24,437,352	USD	1,088,315	Barclays Bank plc	07/14/20	(26,829)
MXN	29,249,759	USD	1,295,131	Citibank NA	07/14/20	(24,609)
MXN	32,655,142	USD	1,474,000	Deutsche Bank AG	07/14/20	(55,558)
MXN	41,824,511	USD	1,854,551	Goldman Sachs International	07/14/20	(37,819)
MXN	20,926,530	USD	940,252	JPMorgan Chase Bank NA	07/14/20	(31,266)
MXN	2,100,000	USD	92,864	State Street Bank and Trust Co.	07/14/20	(1,646)
MYR	7,795,104	USD	1,827,884	Barclays Bank plc	07/14/20	(9,750)
NZD	6,098,582	USD	3,953,732	Goldman Sachs International	07/14/20	(18,107)
NZD	4,077,019	USD	2,643,437	UBS AG	07/14/20	(12,397)
PLN	10,893,027	USD	2,789,722	Bank of America NA	07/14/20	(36,275)
PLN	6,041,022	USD	1,538,417	Barclays Bank plc	07/14/20	(11,419)
PLN	10,860,754	USD	2,761,864	BNP Paribas SA	07/14/20	(16,575)
RUB	129,620,162	USD	1,863,162	Goldman Sachs International	07/14/20	(44,668)
RUB	218,515,175	USD	3,162,197	JPMorgan Chase Bank NA	07/14/20	(96,560)
THB	76,675,702	USD	2,480,973	Barclays Bank plc	07/14/20	(213)
THB	69,713,981	USD	2,257,943	HSBC Bank plc	07/14/20	(2,422)
THB	27,787,561	USD	900,965	JPMorgan Chase Bank NA	07/14/20	(1,928)
USD	886,409	AUD	1,288,608	Deutsche Bank AG	07/14/20	(2,926)
USD	2,220,393	AUD	3,218,372	Morgan Stanley & Co. International plc	07/14/20	(772)
USD	431,110	BRL	2,365,067	JPMorgan Chase Bank NA	07/14/20	(3,545)
USD	1,019,528	CHF	967,408	Goldman Sachs International	07/14/20	(1,898)
USD	889,368	CHF	843,466	HSBC Bank plc	07/14/20	(1,195)
USD	4,348,468	CHF	4,126,805	JPMorgan Chase Bank NA	07/14/20	(8,767)
USD	841,838	CNY	5,962,484	HSBC Bank plc	07/14/20	(893)
USD	12,343	CNY	87,399	Standard Chartered Bank	07/14/20	(10)
USD	444,752	COP	1,676,862,244	Citibank NA	07/14/20	(983)
USD	1,327,091	CZK	31,675,804	Bank of America NA	07/14/20	(8,209)
USD	596,622	CZK	14,160,642	Citibank NA	07/14/20	(323)
USD	4,902,626	CZK	116,478,633	Goldman Sachs International	07/14/20	(7,555)
USD	967,568	EUR	862,316	Bank of America NA	07/14/20	(1,499)
USD	56,179	EUR	50,000	Morgan Stanley & Co. International plc	07/14/20	(11)
USD	1,824,827	GBP	1,488,079	Bank of America NA	07/14/20	(19,194)
USD	1,770,528	HUF	559,791,318	State Street Bank and Trust Co.	07/14/20	(5,311)
USD	2,721,952	INR	207,105,701	Bank of America NA	07/14/20	(15,312)
USD	588,837	INR	44,989,490	JPMorgan Chase Bank NA	07/14/20	(5,778)
USD	2,711,705	KRW	3,289,839,905	Bank of America NA	07/14/20	(30,568)
USD	3,572,668	NZD	5,596,271	Barclays Bank plc	07/14/20	(38,798)
USD	609,375	NZD	944,505	Goldman Sachs International	07/14/20	(147)
USD	113,312	NZD	176,030	Standard Chartered Bank	07/14/20	(286)
USD	590,489	PHP	29,577,601	Bank of America NA	07/14/20	(3,916)
USD	3,749,015	PLN	14,950,142	BNP Paribas SA	07/14/20	(29,955)
USD	786,999	PLN	3,118,787	Citibank NA	07/14/20	(1,342)
USD	1,085,952	THB	33,638,451	Goldman Sachs International	07/14/20	(2,384)
USD	896,797	THB	27,728,708	HSBC Bank plc	07/14/20	(335)
USD	1,021,040	UAH	27,404,717	JPMorgan Chase Bank NA	07/14/20	(2,800)
USD	1,613,226	ZAR	28,105,953	Bank of America NA	07/14/20	(4,246)
USD	1,085,788	ZAR	18,981,677	Citibank NA	07/14/20	(6,590)
ZAR	51,008,794	USD	2,946,198	Bank of America NA	07/14/20	(10,689)
ZAR	19,124,342	USD	1,120,066	Goldman Sachs International	07/14/20	(19,478)
ZAR	55,872,728	USD	3,220,960	JPMorgan Chase Bank NA	07/14/20	(5,535)
ZAR	22,687,414	USD	1,312,529	Standard Chartered Bank	07/14/20	(6,889)
ZAR	7,382,553	USD	427,989	Toronto Dominion Bank	07/14/20	(3,130)
PEN	1,505,712	USD	431,127	Citibank NA	08/12/20	(6,305)
PEN	3,648,090	USD	1,062,499	Goldman Sachs International	08/12/20	(33,225)
UAH	5,120,000	USD	192,844	Goldman Sachs International	09/01/20	(3,647)

						(2,065,666)

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V6	5.00%	Quarterly	06/20/25	USD	1,053	$5,946	$1,774	$4,172
CDX.NA.IG.34.V1	1.00	Quarterly	06/20/25	USD	17,888	(213,544)	(42,052)	(171,492)

						$(207,598)	$(40,278)	$(167,320)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				Value
6 month BUBOR	Semi-Annual	0.97%	Annual	03/24/25	HUF	528,092	$ 18,760	$—	$18,760
6 month BUBOR	Semi-Annual	1.83%	Annual	04/09/30	HUF	386,735	64,172	—	64,172
6 month PRIBOR	Semi-Annual	0.64%	Annual	06/01/30	CZK	33,312	(3,577)	—	(3,577)
6 month BUBOR	Semi-Annual	1.50%	Annual	06/02/30	HUF	374,106	20,183	—	20,183
28 day MXIBTIIE	Monthly	5.87%	Monthly	06/06/30	MXN	13,945	9,902	—	9,902
0.01%	Annual	6 month EURIBOR	Semi-Annual	05/28/50	EUR	841	7,401	—	7,401
0.02%	Annual	6 month EURIBOR	Semi-Annual	06/01/50	EUR	1,162	6,398	—	6,398
1.07%	Semi-Annual	3 month LIBOR	Quarterly	06/08/50	USD	919	(39,291)	—	(39,291)

							$ 83,948	$—	$83,948

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.EM.33.V2	1.00%	Quarterly	Bank of America NA	06/20/25	USD	1,188	$55,406	$129,017	$(73,611)
CDX.NA.EM.33.V2	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	1,188	55,406	144,504	(89,098)
CDX.NA.EM.33.V2	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	2,314	107,980	325,264	(217,284)
CDX.NA.EM.33.V2	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	2,136	99,637	185,102	(85,465)
CDX.NA.EM.33.V2	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	5,662	264,194	542,622	(278,428)
CDX.NA.EM.33.V2	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	1,544	72,028	191,670	(119,642)
CDX.NA.EM.33.V2	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	1,544	72,028	191,670	(119,642)
CDX.NA.EM.33.V2	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	2,269	105,851	264,740	(158,889)
CDX.NA.EM.33.V2	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	1,564	72,958	128,221	(55,263)
CDX.NA.EM.33.V2	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	10,264	478,907	843,783	(364,876)
CDX.NA.EM.33.V2	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	1,169	54,519	83,384	(28,865)
CDX.NA.EM.33.V2	1.00	Quarterly	BNP Paribas SA	06/20/25	USD	1,355	63,207	166,936	(103,729)
CDX.NA.EM.33.V2	1.00	Quarterly	BNP Paribas SA	06/20/25	USD	1,355	63,207	161,687	(98,480)
CDX.NA.EM.33.V2	1.00	Quarterly	BNP Paribas SA	06/20/25	USD	1,897	88,516	227,129	(138,613)
CDX.NA.EM.33.V2	1.00	Quarterly	BNP Paribas SA	06/20/25	USD	680	31,709	61,830	(30,121)
CDX.NA.EM.33.V2	1.00	Quarterly	Citibank NA	06/20/25	USD	1,452	67,728	172,595	(104,867)
CDX.NA.EM.33.V2	1.00	Quarterly	Citibank NA	06/20/25	USD	1,486	69,324	185,721	(116,397)
CDX.NA.EM.33.V2	1.00	Quarterly	Citibank NA	06/20/25	USD	1,413	65,911	109,634	(43,723)
CDX.NA.EM.33.V2	1.00	Quarterly	Citibank NA	06/20/25	USD	1,696	79,119	127,719	(48,600)
CDX.NA.EM.33.V2	1.00	Quarterly	Citibank NA	06/20/25	USD	2,314	107,980	318,796	(210,816)
CDX.NA.EM.33.V2	1.00	Quarterly	Citibank NA	06/20/25	USD	1,487	69,368	179,796	(110,428)
CDX.NA.EM.33.V2	1.00	Quarterly	Citibank NA	06/20/25	USD	1,413	65,911	112,577	(46,666)
CDX.NA.EM.33.V2	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	USD	1,188	55,406	158,128	(102,722)
CDX.NA.EM.33.V2	1.00	Quarterly	Standard Chartered Bank	06/20/25	USD	2,164	100,984	250,315	(149,331)
United Mexican States	1.00	Quarterly	Citibank NA	06/20/25	USD	1,716	46,364	147,068	(100,704)

							$2,413,648	$5,409,908	$(2,996,260)

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Russian Federation	1.00%	Quarterly	Citibank NA	06/20/25	BBB-	USD	2,350	$(11,994)	$(147,239)	$135,245

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	5.28%
3 month LIBOR	London Interbank Offered Rate	0.30
6 month BUBOR	Budapest Interbank Offered Rate	0.74
6 month EURIBOR	Euro Interbank Offered Rate	(0.31)
6 month PRIBOR	Prague Interbank Offered Rate	0.36

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,774	$(42,052)	$130,988	$(214,360)
OTC Swaps	5,409,908	(147,239)	135,245	(2,996,260)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,955,475	$—	$—	$1,955,475
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	4,172	—	—	126,816	—	130,988
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	5,545,153	—	—	—	—	5,545,153

	$—	$5,549,325	$—	$1,955,475	$126,816	$—	$7,631,616

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,065,666	—	—	2,065,666
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	171,492	—	—	42,868	—	214,360
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	3,143,499	—	—	—	—	3,143,499

	$—	$3,314,991	$—	$2,065,666	$42,868	$—	$5,423,525

(a)

Net cumulative unrealized appreciation (depreciation) on centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$189,987	$—	$189,987
Forward foreign currency exchange contracts	—	—	—	343,757	—	—	343,757
Options purchased(a)	—	—	—	(281,373)	—	—	(281,373)
Swaps	—	6,153,256	—	—	2,049,532	—	8,202,788

	$—	$6,153,256	$—	$62,384	$2,239,519	$—	$8,455,159

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(30,919)	—	(30,919)
Forward foreign currency exchange contracts	—	—	—	(20,349)	—	—	(20,349)
Swaps	—	(1,635,706)	—	—	(1,098,187)	—	(2,733,893)

	$—	$(1,635,706)	$—	$(20,349)	$(1,129,106)	$—	$(2,785,161)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,466,474
Average notional value of contracts — short	—	(a)
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	212,973,183
Average amounts sold — in USD	206,622,873
Options:
Average value of option contracts purchased	192,978
Credit default swaps:
Average notional value — buy protection	64,038,957
Average notional value — sell protection	4,002,745
Interest rate swaps:
Average notional value — pays fixed rate	6,792,465
Average notional value — receives fixed rate	8,633,441

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:	$—
Forward foreign currency exchange contracts	$1,955,475	$2,065,666
Swaps — Centrally cleared	—	1,488
Swaps — OTC(a)	5,545,153	3,143,499

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$7,500,628	$5,210,653
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,488)

Total derivative assets and liabilities subject to an MNA	$7,500,628	$5,209,165

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America NA	$340,417	$(340,417)	$—	$—	$—
Bank of New York	69	—	—	—	69
Barclays Bank plc	2,908,728	(1,606,851)	—	(1,140,000)	161,877
BNP Paribas SA	747,443	(453,765)	—	—	293,678
Citibank NA	1,730,535	(1,168,627)	—	(561,908)	—
Deutsche Bank AG	560,975	(277,673)	—	—	283,302
Goldman Sachs International	202,300	(202,300)	—	—	—
HSBC Bank plc	45,398	(4,883)	—	—	40,515
JPMorgan Chase Bank NA	463,443	(405,707)	—	—	57,736
Morgan Stanley & Co. International plc	4,723	(4,723)	—	—	—
Natwest Markets plc	74,357	—	—	—	74,357
Standard Chartered Bank	258,322	(194,355)	—	(63,967)	—
State Street Bank and Trust Co.	91,871	(91,871)	—	—	—
Toronto Dominion Bank	37,560	(3,130)	—	—	34,430
UBS AG	4,694	(4,694)	—	—	—
Westpac Banking Corp.	29,793	(29,793)	—	—	—

	$7,500,628	$(4,788,789)	$—	$(1,765,875)	$945,964

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(e)
Bank of America NA	$501,036	$(340,417)	$—	$—	$160,619
Barclays Bank plc	1,606,851	(1,606,851)	—	—	—
BNP Paribas SA	453,765	(453,765)	—	—	—
Citibank NA	1,168,627	(1,168,627)	—	—	—
Deutsche Bank AG	277,673	(277,673)	—	—	—
Goldman Sachs International	268,661	(202,300)	—	—	66,361
HSBC Bank plc	4,883	(4,883)	—	—	—
JPMorgan Chase Bank NA	405,707	(405,707)	—	—	—
Morgan Stanley & Co. International plc	38,364	(4,723)	—	—	33,641
Standard Chartered Bank	194,355	(194,355)	—	—	—
State Street Bank and Trust Co.	220,320	(91,871)	—	—	128,449
Toronto Dominion Bank	3,130	(3,130)	—	—	—
UBS AG	13,622	(4,694)	—	—	8,928
Westpac Banking Corp.	52,171	(29,793)	—	—	22,378

	$5,209,165	$(4,788,789)	$—	$—	$420,376

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds	$—	$10,271,781	$—	$10,271,781
Foreign Agency Obligations	—	4,008,158	—	4,008,158
Foreign Government Obligations	—	60,685,767	990,000	61,675,767
Investment Companies	7,843,592	—	—	7,843,592
Short-Term Securities	—	3,987,092	—	3,987,092
	$7,843,592	$78,952,798	$990,000	$87,786,390
Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$139,417	$—	$139,417
Foreign currency exchange contracts	—	1,955,475	—	1,955,475
Interest rate contracts	—	126,816	—	126,816
Liabilities:
Credit contracts	—	(3,167,752)	—	(3,167,752)
Foreign currency exchange contracts	—	(2,065,666)	—	(2,065,666)
Interest rate contracts	—	(42,868)	—	(42,868)

	$—	$(3,054,578)	$—	$(3,054,578)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate Bonds	Foreign Government Obligations	Total
Investments:
Assets:
Opening balance, as of December 31, 2019	$407,385	$—	$407,385
Transfers into level 3	—	—	—
Transfers out of level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized loss.	(4,397)	—	(4,397)
Net change in unrealized depreciation(a)(b)	(40,100)	—	(40,100)
Purchases.	—	990,000	990,000
Sales	(362,888)	—	(362,888)

Closing balance, as of June 30, 2020	$—	$990,000	$990,000

Net change in unrealized appreciation on investments still held at June 30, 2020(b)	$—	$—	$—

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 14.4%

Cayman Islands — 6.9%
522 Funding CLO I Ltd., Series 2019- 1A, Class E, (LIBOR USD 3 Month + 7.34%), 8.89%, 01/15/33(a)(b)	USD	500	$453,853
ACIS CLO Ltd., Series 2014-4A, Class A, (LIBOR USD 3 Month + 1.42%), 2.11%, 05/01/26(a)(b)		3,907	3,893,779
Adams Mill CLO Ltd.(a)(b):
Series 2014-1A, Class A1R, (LIBOR USD 3 Month + 1.10%), 2.32%, 07/15/26		911	903,631
Series 2014-1A, Class A2R, (LIBOR USD 3 Month + 1.10%), 2.32%, 07/15/26		4,183	4,155,655
Series 2014-1A, Class C1R, (LIBOR USD 3 Month + 2.35%), 3.57%, 07/15/26		1,000	986,500
AGL Core CLO 2 Ltd., Series 2019-2A, Class A1, (LIBOR USD 3 Month + 1.39%), 2.53%, 04/20/32(a)(b)		4,775	4,710,344
AGL Core CLO 5 Ltd.(a)(b):
Series 2020-5A, Class D, (LIBOR USD 3 Month + 4.95%), 5.25%, 07/20/30(c)		6,390	6,469,875
Series 2020-5A, Class E, (LIBOR USD 3 Month + 6.52%), 6.82%, 07/20/30		437	388,748
AIMCO CLO, Series 2017-AA, Class A, (LIBOR USD 3 Month + 1.26%), 2.40%, 07/20/29(a)(b)		250	246,185
AIMCO CLO 10 Ltd., Series 2019-10A, Class SUB, 0.00%, 07/22/32(a)(d)		7,900	3,870,621
Allegro CLO I Ltd.(a)(b):
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.65%), 2.41%, 01/30/26		10,221	10,125,079
Series 2013-1A, Class C, (LIBOR USD 3 Month + 3.45%), 4.21%, 01/30/26		9,020	8,665,287
Allegro CLO II-S Ltd.(a)(b):
Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 2.19%, 10/21/28		11,500	11,257,863
Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 3.26%, 10/21/28		2,740	2,633,566
Series 2014-1RA, Class C, (LIBOR USD 3 Month + 3.00%), 4.11%, 10/21/28		7,480	6,736,823
Allegro CLO IV Ltd.(a)(b):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 2.37%, 01/15/30		2,330	2,293,744
Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.30%), 3.52%, 01/15/30		7,950	7,717,803
Allegro CLO VI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.13%), 2.26%, 01/17/31(a)(b)		250	244,006
ALM Ltd., Series 2020-1A, Class A2, (LIBOR USD 3 Month + 1.85%), 3.36%, 10/15/29(a)(b)		12,290	12,013,299

Security	Par (000)		Value

Cayman Islands (continued)
ALM VII Ltd.(a):
Series 2012-7A, Class A1A2, (LIBOR USD 3 Month + 1.17%), 2.39%, 07/15/29(b)	USD	9,250	$9,104,841
Series 2012-7A, Class A2R2, (LIBOR USD 3 Month + 1.85%), 3.07%, 07/15/29(b)		1,000	979,783
Series 2012-7A, Class SUB, 0.00%, 10/15/2116(d)		12,160	2,963,866
ALM VII R Ltd., Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 2.63%, 10/15/28(a)(b)		4,060	4,029,451
ALM XIX Ltd.(a)(b)(c):
Series 2016-19A, Class A1RA, (LIBOR USD 3 Month + 1.00%), 2.22%, 04/16/29		3,000	2,954,400
Series 2016-19A, Class A1RB, (LIBOR USD 3 Month + 1.35%), 2.57%, 04/16/29		2,000	1,900,000
Series 2016-19A, Class A2RA, (LIBOR USD 3 Month + 1.45%), 2.67%, 04/16/29		5,000	4,880,000
ALM XVI Ltd.(a)(b):
Series 2015-16A, Class A2R2, (LIBOR USD 3 Month + 1.50%), 2.72%, 07/15/27		8,949	8,695,913
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 3.12%, 07/15/27		4,371	4,206,068
Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 3.92%, 07/15/27		7,500	7,035,642
Series 2015-16A, Class DR2, (LIBOR USD 3 Month + 5.10%), 6.32%, 07/15/27		1,160	1,022,728
ALM XVIII Ltd., Series 2016-18A, Class A2R, (LIBOR USD 3 Month + 1.65%), 2.87%, 01/15/28(a)(b)		1,880	1,827,205
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (LIBOR USD 3 Month + 1.25%), 1.81%, 11/02/30(a)(b)		1,720	1,691,224
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.20%), 1.65%, 11/10/30(a)(b)		1,675	1,642,406
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (LIBOR USD 3 Month + 1.26%), 2.28%, 07/24/29(a)(b)		2,486	2,456,634
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (LIBOR USD 3 Month + 1.25%), 2.24%, 07/25/29(a)(b)		10,125	9,933,916
Anchorage Capital CLO 1-R Ltd., Series 2018-1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 2.30%, 04/13/31(a)(b)		6,650	6,405,236
Anchorage Capital CLO 3-R Ltd.(a)(b):
Series 2014-3RA, Class A, (LIBOR USD 3 Month + 1.05%), 1.94%, 01/28/31		2,950	2,882,169
Series 2014-3RA, Class B, (LIBOR USD 3 Month + 1.50%), 2.39%, 01/28/31		5,550	5,335,765
Anchorage Capital CLO 4-R Ltd.(a)(b): Series 2014-4RA, Class A, (LIBOR USD 3 Month + 1.05%), 1.94%, 01/28/31		6,580	6,398,639

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Series 2014-4RA,Class C, (LIBOR USD 3 Month + 1.85%), 2.74%, 01/28/31	USD	1,500	$1,422,030
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 2.67%, 01/15/30		15,535	14,968,279
Series 2014-5RA,Class C, (LIBOR USD 3 Month + 1.85%), 3.07%, 01/15/30		3,700	3,469,311
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 2.49%, 07/15/30(a)(b)		5,250	5,135,849
Anchorage Capital CLO 7 Ltd.(a)(b):
Series 2015-7A, Class AR2, (LIBOR USD 3 Month + 1.09%), 2.11%, 01/28/31		53,830	52,547,651
Series 2015-7A, Class BR2, (LIBOR USD 3 Month + 1.75%), 2.77%, 01/28/31		8,000	7,750,082
Series 2015-7A, Class CR2, (LIBOR USD 3 Month + 2.20%), 3.22%, 01/28/31		7,325	6,822,760
Series 2015-7A, Class D1R2, (LIBOR USD 3 Month + 3.50%), 4.52%, 01/28/31		8,610	8,046,321
Anchorage Capital CLO 8 Ltd.(a)(b):
Series 2016-8A, Class AR, (LIBOR USD 3 Month + 1.00%), 1.89%, 07/28/28		7,600	7,469,183
Series 2016-8A, Class BR, (LIBOR USD 3 Month + 1.60%), 2.49%, 07/28/28		8,855	8,588,724
Series 2016-8A, Class CR, (LIBOR USD 3 Month + 2.10%), 2.99%, 07/28/28		17,190	16,370,537
Series 2016-8A, Class DR, (LIBOR USD 3 Month + 3.00%), 3.89%, 07/28/28		5,650	5,220,548
Series 2016-8A, Class ER, (LIBOR USD 3 Month + 5.75%), 6.64%, 07/28/28		5,980	4,827,890
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 2.56%, 10/13/30		2,910	2,860,580
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.65%), 2.96%, 10/13/30		3,680	3,562,648
Series 2013-1A, Class BR, (LIBOR USD 3 Month + 2.15%), 3.46%, 10/13/30		1,160	1,112,181
Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.20%), 4.51%, 10/13/30		1,333	1,235,807
Apidos CLO XV, Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 2.15%, 04/20/31(a)(b)		4,630	4,499,543
Apidos CLO XVIII, Series 2018-18A, Class A1, (LIBOR USD 3 Month + 1.14%), 2.24%, 10/22/30(a)(b)		540	519,233
Apidos CLO XXI, Series 2015-21A, Class CR, (LIBOR USD 3 Month + 2.45%), 3.59%, 07/18/27(a)(b)		500	436,755

Security	Par (000)		Value

Cayman Islands (continued)
Apidos CLO XXIX, Series 2018-29A, Class D, (LIBOR USD 3 Month + 5.25%), 6.24%, 07/25/30(a)(b)	USD	1,860	$1,444,136
Apidos CLO XXXI, Series 2019-31A, Class B, (LIBOR USD 3 Month + 1.90%), 3.12%, 04/15/31(a)(b)		1,000	976,973
Apres Static CLO 2 Ltd., Series 2020-1A, Class C, (LIBOR USD 3 Month + 4.30%), 4.73%, 04/15/28(a)(b)		1,500	1,493,693
Apres Static CLO Ltd.(a)(b):
Series 2019-1A, Class A2, (LIBOR USD 3 Month + 1.75%), 2.97%, 01/15/27		1,150	1,125,838
Series 2019-1A, Class C, (LIBOR USD 3 Month + 3.65%), 4.87%, 01/15/27		6,000	5,220,465
Series 2019-1A, Class D, (LIBOR USD 3 Month + 6.65%), 7.87%, 01/15/27		1,500	1,273,344
Arbor Realty CLO Ltd., Series 2017-FL3, Class A, (LIBOR USD 1 Month + 0.99%), 1.17%, 12/15/27(a)(b)		9,740	9,566,532
Ares LV CLO Ltd., Series 2020-55A, Class D, (LIBOR USD 3 Month + 4.83%), 5.20%, 04/15/31(a)(b)		5,000	4,999,857
Ares XLI CLO Ltd., Series 2016-41A, Class D, (LIBOR USD 3 Month + 4.20%), 5.42%, 01/15/29(a)(b)		1,400	1,342,632
Ares XLV CLO Ltd., Series 2017-45A, Class C, (LIBOR USD 3 Month + 2.05%), 3.27%, 10/15/30(a)(b)		1,125	1,074,623
Ares XXIX CLO Ltd.(a)(b):
Series 2014-1A, Class A1R, (LIBOR USD 3 Month + 1.19%), 2.32%, 04/17/26		190	189,082
Series 2014-1A, Class BR, (LIBOR USD 3 Month + 2.30%), 3.43%, 04/17/26		4,700	4,564,846
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 2.39%, 10/15/30(a)(b)		1,500	1,471,110
Assurant CLO I Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 2.84%, 10/20/29(a)(b)		1,710	1,648,516
Assurant CLO III Ltd., Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.25%), 3.39%, 10/20/31(a)(b)		1,130	1,084,494
Atrium VIII, Series 8A, Class SUB, 0.00%, 10/23/24(a)(d)		13,300	537,320
Atrium XII, Series 12A, Class CR, (LIBOR USD 3 Month + 1.65%), 2.75%, 04/22/27(a)(b)		4,365	4,118,096
Avery Point IV CLO Ltd.(a)(b):
Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.10%), 2.09%, 04/25/26		3,546	3,529,732
Series 2014-1A, Class D, (LIBOR USD 3 Month + 3.50%), 4.49%, 04/25/26		3,750	3,489,466
Avery Point V CLO Ltd.(a)(b):
Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 2.11%, 07/17/26		2,822	2,802,363
Series 2014-5A, Class BR, (LIBOR USD 3 Month + 1.50%), 2.63%, 07/17/26		1,730	1,695,299

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Avery Point VI CLO Ltd.(a)(b):
Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.05%), 1.59%, 08/05/27	USD	20,200	$20,003,395
Series 2015-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 2.04%, 08/05/27		9,070	8,767,642
Avery Point VII CLO Ltd., Series 2015- 7A, Class AR, (LIBOR USD 3 Month + 1.14%), 2.36%, 01/15/28(a)(b)		15,000	14,804,783
Babson CLO Ltd., Series 2015-IA, Class BR, (LIBOR USD 3 Month + 1.40%), 2.54%, 01/20/31(a)(b)		250	237,542
Bain Capital Credit CLO Ltd.(a)(b):
Series 2016-2A, Class AR, (LIBOR USD 3 Month + 1.14%), 2.36%, 01/15/29		4,000	3,899,993
Series 2016-2A, Class BR, (LIBOR USD 3 Month + 1.80%), 3.02%, 01/15/29		2,650	2,556,251
Series 2018-2A, Class A1, (LIBOR USD 3 Month + 1.08%), 2.22%, 07/19/31		5,210	5,081,385
Series 2020-2A, Class D, (LIBOR USD 3 Month + 4.81%), 5.17%, 07/19/31(c)		625	612,500
Ballyrock CLO Ltd.(a)(b):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.35%), 2.57%, 10/15/28		25,250	24,972,793
Series 2016-1A, Class B1R, (LIBOR USD 3 Month + 1.65%), 2.87%, 10/15/28		18,000	17,507,759
Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.40%), 3.62%, 10/15/28		5,750	5,613,753
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.50%), 4.72%, 10/15/28		9,050	8,540,115
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 2.09%, 07/20/29(a)(b)		2,210	2,176,708
Battalion CLO VII Ltd.(a)(b):
Series 2014-7A, Class A1RR, (LIBOR USD 3 Month + 1.04%), 2.17%, 07/17/28		1,870	1,840,174
Series 2014-7A, Class BRR, (LIBOR USD 3 Month + 2.50%), 3.63%, 07/17/28		11,862	11,555,308
Battalion CLO VIII Ltd.(a)(b):
Series 2015-8A, Class A1R2, (LIBOR USD 3 Month + 1.07%), 2.21%, 07/18/30		7,500	7,260,864
Series 2015-8A, Class A2R2, (LIBOR USD 3 Month + 1.55%), 2.69%, 07/18/30		11,000	10,575,872
Series 2015-8A, Class BR2, (LIBOR USD 3 Month + 2.00%), 3.14%, 07/18/30		8,500	7,742,730
Battalion CLO X Ltd.(a)(b):
Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.25%), 2.27%, 01/24/29		38,050	37,515,667
Series 2016-10A, Class A2R, (LIBOR USD 3 Month + 1.80%), 2.82%, 01/24/29		22,300	21,825,369

Security	Par (000)		Value

Cayman Islands (continued)
Series 2016-10A,Class CR, (LIBOR USD 3 Month + 3.45%), 4.47%, 01/24/29	USD	5,000	$4,720,193
Series 2016-10A, Class DR, (LIBOR USD 3 Month + 6.65%), 7.67%, 01/24/29		2,500	2,288,179
Battalion CLO XI Ltd., Series 2017-11A, Class E, (LIBOR USD 3 Month + 5.98%), 7.00%, 10/24/29(a)(b)		2,420	2,112,310
BDS Ltd., Series 2019-FL3, Class A, (LIBOR USD 1 Month + 1.40%), 1.59%, 12/15/35(a)(b)		12,520	12,271,665
Bean Creek CLO Ltd., Series 2015-1A, Class ER, (LIBOR USD 3 Month + 5.75%), 6.89%, 04/20/31(a)(b)		370	270,909
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R, (LIBOR USD 3 Month + 1.75%), 2.97%, 07/15/29(a)(b)		19,635	19,400,809
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class A1R, (LIBOR USD 3 Month + 1.25%), 2.39%, 07/20/29(a)(b)		250	246,983
Benefit Street Partners CLO IV Ltd.(a)(b):
Series 2014-IVA, Class A1RR, (LIBOR USD 3 Month + 1.25%), 2.39%, 01/20/29		25,180	24,834,490
Series 2014-IVA,Class A2RR, (LIBOR USD 3 Month + 1.75%), 2.89%, 01/20/29		2,500	2,422,824
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA,Class A1A, (LIBOR USD 3 Month + 1.09%), 2.23%, 04/20/31(a)(b)		300	289,515
Benefit Street Partners CLO VI Ltd.(a)(b):
Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 2.38%, 10/18/29		19,287	18,985,182
Series 2015-VIA,Class A2R, (LIBOR USD 3 Month + 1.72%), 2.86%, 10/18/29		3,868	3,753,415
Series 2015-VIA, Class BR, (LIBOR USD 3 Month + 2.40%), 3.54%, 10/18/29		2,750	2,598,271
Benefit Street Partners CLO VII Ltd.(a)(b):
Series 2015-VIIA, Class CR, (LIBOR USD 3 Month + 2.40%), 3.54%, 07/18/27		300	269,711
Series 2015-VIIA, Class D, (LIBOR USD 3 Month + 5.35%), 6.49%, 07/18/27		7,930	6,247,845
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (LIBOR USD 3 Month + 1.10%), 2.24%, 01/20/31(a)(b)		3,640	3,548,876
Benefit Street Partners CLO X Ltd.(a)(b):
Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.14%), 2.36%, 01/15/29		1,000	978,989
Series 2016-10A,Class A2R, (LIBOR USD 3 Month + 1.75%), 2.97%, 01/15/29		1,850	1,801,840
Series 2016-10A,Class BR, (LIBOR USD 3 Month + 2.40%), 3.62%, 01/15/29		4,500	4,327,631

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class E, (LIBOR USD 3 Month + 6.90%), 8.12%, 10/15/32(a)(b)	USD	2,750	$2,430,409
Benefit Street Partners CLO XX Ltd., Series 2020-20A, Class E, (LIBOR USD 3 Month + 7.48%), 7.63%, 07/15/31(a)(b)(c)		625	606,250
Black Diamond CLO Ltd.(a)(b):
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.45%), 2.58%, 02/06/26		1,091	1,081,528
Series 2014-1A, Class A1R, (LIBOR USD 3 Month + 1.15%), 2.28%, 10/17/26		280	279,191
BlueMountain CLO Ltd.(a)(b):
Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.23%), 2.37%, 01/20/29		13,318	13,077,987
Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 2.28%, 10/22/30		9,368	9,111,903
Series 2015-1A, Class C, (LIBOR USD 3 Month + 3.75%), 5.06%, 04/13/27		2,670	2,539,613
Series 2015-1A, Class D, (LIBOR USD 3 Month + 5.45%), 6.76%, 04/13/27		3,611	2,731,592
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class E, (LIBOR USD 3 Month + 7.73%), 8.04%, 07/25/31(a)(b)		1,750	1,697,500
BlueMountain CLO XXV Ltd., Series 2019-25A, Class E, (LIBOR USD 3 Month + 6.70%), 7.92%, 07/15/32(a)(b)		2,000	1,770,998
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, (LIBOR USD 3 Month + 7.70%), 8.84%, 10/20/32(a)(b)		1,250	1,196,727
Brookside Mill CLO Ltd.(a)(b):
Series 2013-1A, Class BR, (LIBOR USD 3 Month + 1.35%), 2.48%, 01/17/28		1,000	954,925
Series 2013-1A, Class DR, (LIBOR USD 3 Month + 2.65%), 3.78%, 01/17/28		500	441,033
Burnham Park CLO Ltd., Series 2016- 1A, Class AR, (LIBOR USD 3 Month + 1.15%), 2.29%, 10/20/29(a)(b)		14,250	14,010,745
California Street CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 2.25%, 10/15/25(a)(b)		492	487,447
Carlyle C17 CLO Ltd., Series C17A, Class A1AR, (LIBOR USD 3 Month + 1.03%), 1.79%, 04/30/31(a)(b)		9,600	9,374,875
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2014-3RA, Class A1A, (LIBOR USD 3 Month + 1.05%), 2.04%, 07/27/31		1,528	1,499,305
Series 2015-2A, Class CR, (LIBOR USD 3 Month + 2.25%), 3.24%, 04/27/27		750	662,172
Series 2015-2A, Class DR, (LIBOR USD 3 Month + 4.35%), 5.34%, 04/27/27		1,250	1,003,727

Security	Par (000)		Value

Cayman Islands (continued)
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 2.49%, 07/28/28	USD	7,120	$6,900,165
Series 2015-4A, Class SBB1, (LIBOR USD 3 Month + 8.50%), 9.64%, 07/20/32		907	781,273
Carlyle US CLO Ltd., Series 2019-2A, Class A1, (LIBOR USD 3 Month + 1.28%), 2.50%, 07/15/32(a)(b)		3,000	2,941,040
CarVal CLO II Ltd.(a)(b):
Series 2019-1A, Class C, (LIBOR USD 3 Month + 3.25%), 4.39%, 04/20/32		713	704,649
Series 2019-1A, Class D, (LIBOR USD 3 Month + 4.15%), 5.29%, 04/20/32		2,500	2,393,784
Series 2019-1A, Class E, (LIBOR USD 3 Month + 6.75%), 7.89%, 04/20/32		1,000	848,157
CarVal CLO III Ltd.(a)(b):
Series 2019-2A, Class D, (LIBOR USD 3 Month + 3.70%), 4.84%, 07/20/32		2,500	2,293,396
Series 2019-2A, Class E, (LIBOR USD 3 Month + 6.44%), 7.58%, 07/20/32		2,000	1,750,032
CarVal CLO Ltd.(a)(b):
Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.89%), 4.07%, 07/16/31		1,000	883,913
Series 2018-1A, Class E, (LIBOR USD 3 Month + 5.77%), 6.95%, 07/16/31		2,710	2,137,980
CBAM Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 2.39%, 07/20/30		6,700	6,635,143
Series 2017-2A, Class B1, (LIBOR USD 3 Month + 1.75%), 2.88%, 10/17/29		2,595	2,522,406
Series 2017-3A, Class B1, (LIBOR USD 3 Month + 1.70%), 2.83%, 10/17/29		450	435,786
Series 2018-6A, Class B1R, (LIBOR USD 3 Month + 2.10%), 3.32%, 01/15/31		3,000	2,964,116
CDO Repack SPC Ltd., Series 2006- CLF1, Class D1, 7.11%, 05/20/30(a)		1,086	1,138,269
Cedar Funding II CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.23%), 1.54%, 06/09/30		1,734	1,702,617
Series 2013-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 2.06%, 06/09/30		2,430	2,366,639
Series 2013-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 3.91%, 06/09/30		500	473,414
Cedar Funding IV CLO Ltd., Series 2014-4A, Class AR, (LIBOR USD 3 Month + 1.23%), 2.27%, 07/23/30(a)(b)		1,500	1,476,551
Cedar Funding IX CLO Ltd.(a)(b): Series 2018-9A, Class A1, (LIBOR USD 3 Month + 0.98%), 2.12%, 04/20/31		3,390	3,292,373

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Series 2018-9A, Class E, (LIBOR USD 3 Month + 5.35%), 6.49%, 04/20/31	USD	1,670	$1,282,191
Cedar Funding VI CLO Ltd.(a)(b):
Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 2.23%, 10/20/28		17,830	17,490,231
Series 2016-6A, Class DR, (LIBOR USD 3 Month + 3.00%), 4.14%, 10/20/28		3,800	3,530,027
Cedar Funding VII CLO Ltd., Series 2018-7A, Class E, (LIBOR USD 3 Month + 4.55%), 5.69%, 01/20/31(a)(b)		2,963	2,093,547
Cedar Funding VIII CLO Ltd.(a)(b):
Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 2.38%, 10/17/30		30,739	30,239,676
Series 2017-8A, Class B, (LIBOR USD 3 Month + 1.70%), 2.83%, 10/17/30		1,920	1,853,824
Series 2017-8A, Class C, (LIBOR USD 3 Month + 2.25%), 3.38%, 10/17/30		250	232,671
Series 2017-8A, Class D, (LIBOR USD 3 Month + 3.25%), 4.38%, 10/17/30		250	223,038
Cent CLO 19 Ltd., Series 2013-19A, Class C, (LIBOR USD 3 Month + 3.30%), 4.14%, 10/29/25(a)(b)		450	415,915
Cent CLO 24 Ltd., Series 2015-24A, Class A1R, (LIBOR USD 3 Month + 1.07%), 2.29%, 10/15/26(a)(b)		15,620	15,420,326
CIFC Funding Ltd.(a)(b):
Series 2012-2RA, Class A2, (LIBOR USD 3 Month + 1.25%), 2.39%, 01/20/28		250	238,299
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.75%), 2.93%, 07/16/30		500	487,188
Series 2013-2A, Class A1LR, (LIBOR USD 3 Month + 1.21%), 2.35%, 10/18/30		10,950	10,741,024
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 1.10%), 2.24%, 01/18/31		630	615,800
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 2.26%, 10/17/30		3,650	3,584,881
Series 2015-2A, Class AR2, (LIBOR USD 3 Month + 1.01%), 2.23%, 04/15/30(c)		1,330	1,299,410
Series 2015-2A, Class CR2, (LIBOR USD 3 Month + 2.00%), 3.22%, 04/15/30		5,750	5,465,372
Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.15%), 2.29%, 10/20/27		1,000	983,279
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 2.81%, 04/23/29		2,870	2,793,329
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.45%), 3.56%, 04/23/29		9,270	9,194,190
Series 2017-5A, Class C, (LIBOR USD 3 Month + 2.85%), 3.98%, 11/16/30		800	710,513

Security	Par (000)		Value

Cayman Islands (continued)
Series 2020-1A, Class E, (LIBOR USD 3 Month + 7.08%), 7.08%, 07/15/32	USD	1,000	$990,000
Clear Creek CLO(a)(b):
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.95%), 4.09%, 10/20/30		1,400	1,224,606
Series 2015-1A, Class ER, (LIBOR USD 3 Month + 6.30%), 7.44%, 10/20/30		1,375	1,128,385
Cumberland Park CLO Ltd.(a)(b):
Series 2015-2A, Class CR, (LIBOR USD 3 Month + 1.80%), 2.94%, 07/20/28		1,470	1,400,021
Series 2015-2A, Class DR, (LIBOR USD 3 Month + 2.70%), 3.84%, 07/20/28		500	453,548
Cutwater Ltd., Series 2014-1A, Class A1AR, (LIBOR USD 3 Month + 1.25%), 2.47%, 07/15/26(a)(b)		2,151	2,140,385
CVP Cascade CLO-1 Ltd., Series 2013- CLO1, Class A1R, (LIBOR USD 3 Month + 1.15%), 2.33%, 01/16/26(a)(b)		55	55,127
Deer Creek CLO Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.18%), 2.32%, 10/20/30		3,000	2,955,023
Series 2017-1A, Class D, (LIBOR USD 3 Month + 2.95%), 4.09%, 10/20/30		900	791,747
Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.35%), 7.49%, 10/20/30		500	421,562
Dryden 36 Senior Loan Fund(a)(b):
Series 2014-36A, Class AR2, (LIBOR USD 3 Month + 1.28%), 2.50%, 04/15/29		18,250	18,097,616
Series 2014-36A,Class DR2, (LIBOR USD 3 Month + 3.70%), 4.92%, 04/15/29		375	348,979
Dryden 77 CLO Ltd., Series 2020-77A, Class D1, (LIBOR USD 3 Month + 5.14%), 5.51%, 05/20/31(a)(b)		750	750,881
Dryden XXV Senior Loan Fund, Series 2012-25A, Class CRR, (LIBOR USD 3 Month + 1.85%), 3.07%, 10/15/27(a)(b)		1,500	1,422,766
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 1.59%, 08/15/30(a)(b)		23,925	23,378,048
Eaton Vance CLO Ltd.(a)(b):
Series 2013-1A, Class A1RR, (LIBOR USD 3 Month + 1.16%), 2.38%, 01/15/28		10,150	9,981,826
Series 2013-1A, Class BRR, (LIBOR USD 3 Month + 2.80%), 4.02%, 01/15/28		6,250	6,193,272
Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.20%), 3.42%, 10/15/30		1,000	962,778
Elevation CLO Ltd., Series 2018-10A, Class B, (LIBOR USD 3 Month + 1.90%), 3.04%, 10/20/31(a)(b)		2,773	2,709,641

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Elm CLO Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3 Month + 1.17%), 2.30%, 01/17/29	USD	11,970	$11,763,021
Series 2014-1A, Class BRR, (LIBOR USD 3 Month + 1.75%), 2.88%, 01/17/29		1,000	978,613
Elmwood CLO I Ltd.(a)(b):
Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.35%), 2.49%, 04/20/30		7,250	7,227,657
Series 2019-1A, Class B, (LIBOR USD 3 Month + 1.90%), 3.04%, 04/20/30		2,650	2,600,256
Elmwood CLO II Ltd.(a)(b):
Series 2019-2A, Class A, (LIBOR USD 3 Month + 1.45%), 2.59%, 04/20/31		500	497,644
Series 2019-2A, Class E, (LIBOR USD 3 Month + 6.80%), 7.94%, 04/20/31		6,000	5,392,136
Elmwood CLO III Ltd.(a)(b):
Series 2019-3A, Class A1, (LIBOR USD 3 Month + 1.37%), 2.59%, 10/15/32		8,250	8,114,453
Series 2019-3A, Class E, (LIBOR USD 3 Month + 7.00%), 8.22%, 10/15/32		7,200	6,970,196
Elmwood CLO V Ltd., Series 2020-2A, Class E, (LIBOR USD 3 Month + 7.06%), 7.06%, 07/24/31(a)(b)		3,750	3,675,000
Emerson Park CLO Ltd., Series 2013- 1A, Class DR, (LIBOR USD 3 Month + 3.40%), 4.62%, 07/15/25(a)(b)		1,859	1,842,861
Flatiron CLO Ltd.(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 2.11%, 04/15/27		3,286	3,261,876
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.90%), 3.12%, 04/15/27		3,025	2,940,125
Galaxy XV CLO Ltd., Series 2013-15A, Class AR, (LIBOR USD 3 Month + 1.20%), 2.42%, 10/15/30(a)(b)		1,795	1,758,139
Galaxy XXIII CLO Ltd., Series 2017- 23A, Class A, (LIBOR USD 3 Month + 1.28%), 2.30%, 04/24/29(a)(b)		550	541,545
Galaxy XXIX CLO Ltd.(a)(b):
Series 2018-29A, Class B, (LIBOR USD 3 Month + 1.40%), 1.79%, 11/15/26		250	241,861
Series 2018-29A, Class C, (LIBOR USD 3 Month + 1.68%), 2.07%, 11/15/26		4,650	4,375,979
Series 2018-29A, Class D, (LIBOR USD 3 Month + 2.40%), 2.79%, 11/15/26		6,420	6,134,914
Gilbert Park CLO Ltd.(a)(b):
Series 2017-1A, Class C, (LIBOR USD 3 Month + 1.95%), 3.17%, 10/15/30		6,910	6,568,696
Series 2017-1A, Class D, (LIBOR USD 3 Month + 2.95%), 4.17%, 10/15/30		5,723	5,158,438

Security	Par (000)		Value

Cayman Islands (continued)
GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class A, (LIBOR USD 3 Month + 1.30%), 2.44%, 10/20/32(a)(b)	USD	250	$245,319
Goldentree Loan Management US CLO 6 Ltd., Series 2019-6A, Class B1, (LIBOR USD 3 Month + 1.90%), 3.04%, 01/20/33(a)(b)		750	739,734
Goldentree Loan Management US CLO 7 Ltd., Series 2020-7A, Class D, (LIBOR USD 3 Month + 2.98%), 3.39%, 04/20/31(a)(b)		2,500	2,304,523
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, (LIBOR USD 3 Month + 1.11%), 1.95%, 10/29/29(a)(b)		6,130	6,021,230
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (LIBOR USD 3 Month + 1.07%), 2.21%, 01/18/31(a)(b)		4,095	4,020,809
GoldentTree Loan Management US CLO 1 Ltd.(a)(b):
Series 2017-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 2.99%, 04/20/29		4,420	4,303,028
Series 2017-1A, Class DR, (LIBOR USD 3 Month + 2.65%), 3.79%, 04/20/29		990	883,617
Grippen Park CLO Ltd., Series 2017- 1A, Class A, (LIBOR USD 3 Month + 1.26%), 2.40%, 01/20/30(a)(b)		1,255	1,237,309
Gulf Stream Meridian 1 Ltd.,Series 2020-IA, Class A1, (LIBOR USD 3 Month + 1.37%), 3.00%, 04/15/33(a)(b)		2,000	1,962,744
Gulf Stream Meridian 2 Ltd.,Series 2020-IIA, Class C, (LIBOR USD 3 Month + 4.85%), 5.13%, 10/15/29(a)(b)		1,250	1,240,780
Halcyon Loan Advisors Funding Ltd.(a)(b):
Series 2013-2A, Class C, (LIBOR USD 3 Month + 2.70%), 3.39%, 08/01/25		250	245,017
Series 2014-3A, Class B1R, (LIBOR USD 3 Month + 1.70%), 2.80%, 10/22/25		2,220	2,195,640
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class A1B, (LIBOR USD 3 Month + 1.25%), 2.39%, 07/18/31		930	896,291
Series 12A-18, Class D, (LIBOR USD 3 Month + 5.15%), 6.29%, 07/18/31		1,860	1,474,961
Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 1.54%, 02/05/31		8,090	7,873,946
Series 7A-2015, Class BR, (LIBOR USD 3 Month + 1.18%), 1.57%, 03/15/27		580	555,335
Series 7A-2015, Class CR, (LIBOR USD 3 Month + 1.70%), 2.09%, 03/15/27		1,670	1,558,791
HPS Loan Management Ltd., Series 14A-19, Class A1, (LIBOR USD 3 Month + 1.27%), 2.26%, 07/25/30(a)(b)		1,000	984,101
ICG US CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 1.14%), 2.28%, 10/19/28(a)(b)		4,550	4,481,319

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Kayne CLO 6 Ltd., Series 2019-6A, Class E, (LIBOR USD 3 Month + 7.53%), 9.28%, 01/20/33(a)(b)	USD	2,250	$1,997,103
KKR CLO 16 Ltd., Series 16, Class A1R, (LIBOR USD 3 Month + 1.25%), 2.39%, 01/20/29(a)(b)		7,200	7,084,231
LCM 26 Ltd., Series 26A, Class A1, (LIBOR USD 3 Month + 1.07%), 2.21%, 01/20/31(a)(b)		7,000	6,840,406
LCM XIV LP, Series 14A, Class AR, (LIBOR USD 3 Month + 1.04%), 2.18%, 07/20/31(a)(b)		750	727,410
LCM XX LP(a)(b):
Series 20A, Class AR, (LIBOR USD 3 Month + 1.04%), 2.18%, 10/20/27		8,350	8,247,480
Series 20A, Class BR, (LIBOR USD 3 Month + 1.55%), 2.69%, 10/20/27		2,000	1,936,370
LCM XXIV Ltd., Series 24A, Class A, (LIBOR USD 3 Month + 1.31%), 2.45%, 03/20/30(a)(b)		1,350	1,322,596
Limerock CLO III LLC(a)(b):
Series 2014-3A, Class A1R, (LIBOR USD 3 Month + 1.20%), 2.34%, 10/20/26		1,756	1,747,423
Series 2014-3A, Class C, (LIBOR USD 3 Month + 3.60%), 4.74%, 10/20/26		8,490	8,090,209
LoanCore Issuer Ltd., Series 2018- CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 1.31%, 05/15/28(a)(b)		6,850	6,790,084
Madison Park Funding X Ltd.(a)(b):
Series 2012-10A, Class AR2, (LIBOR USD 3 Month + 1.22%), 2.36%, 01/20/29		9,500	9,333,202
Series 2012-10A, Class BR2, (LIBOR USD 3 Month + 1.80%), 2.94%, 01/20/29		26,850	25,910,271
Series 2012-10A,Class CR2, (LIBOR USD 3 Month + 2.35%), 3.49%, 01/20/29		32,060	30,123,682
Series 2012-10A,Class DR2, (LIBOR USD 3 Month + 3.25%), 4.39%, 01/20/29		1,600	1,452,291
Madison Park Funding XI Ltd., Series 2013-11A, Class AR, (LIBOR USD 3 Month + 1.16%), 2.20%, 07/23/29(a)(b)		10,237	10,075,667
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (LIBOR USD 3 Month + 0.95%), 2.09%, 04/19/30(a)(b)		9,230	8,990,087
Madison Park Funding XIX Ltd.(a)(b):
Series 2015-19A, Class A1R2, (LIBOR USD 3 Month + 0.92%), 2.02%, 01/22/28		2,000	1,967,664
Series 2015-19A, Class A2R2, (LIBOR USD 3 Month + 1.50%), 2.60%, 01/22/28		5,000	4,825,150
Madison Park Funding XLV Ltd.(a):
Series 2020-45A, Class E, (LIBOR USD 3 Month + 7.40%), 7.40%, 07/15/31(b)		800	784,000
Series 2020-45A, Class SUB, 0.00%, 07/15/31(d)		2,000	1,738,000

Security	Par (000)	Value

Cayman Islands (continued)
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (LIBOR USD 3 Month + 3.45%), 4.44%, 01/27/26(a)(b)	USD 1,160	$1,126,062
Madison Park Funding XVI Ltd.(a)(b):
Series 2015-16A, Class A1R, (LIBOR USD 3 Month + 1.33%), 2.47%, 04/20/26	2,942	2,928,553
Series 2015-16A, Class A2R, (LIBOR USD 3 Month + 1.90%), 3.04%, 04/20/26	500	490,006
Series 2015-16A, Class C, (LIBOR USD 3 Month + 3.70%), 4.84%, 04/20/26	2,050	1,940,037
Series 2015-16A, Class D, (LIBOR USD 3 Month + 5.50%), 6.64%, 04/20/26	4,030	3,023,847
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 2.30%, 10/21/30(a)(b)	18,320	17,988,100
Madison Park Funding XXII Ltd., Series 2016-22A, Class A1R, (LIBOR USD 3 Month + 1.26%), 2.48%, 01/15/33(a)(b)	1,750	1,688,750
Madison Park Funding XXIII Ltd., Series 2017-23A, Class A, (LIBOR USD 3 Month + 1.21%), 2.20%, 07/27/30(a)(b)	4,500	4,426,107
Madison Park Funding XXX Ltd.(b):
Series 2018-30A, Class E, (LIBOR USD 3 Month + 4.95%), 6.17%, 04/15/29(a)	2,050	1,585,706
Series 2018-30X, Class E, (LIBOR USD 3 Month + 4.95%), 6.17%, 04/15/29	1,000	773,515
Madison Park Funding XXXII Ltd., Series 2018-32A, Class E, (LIBOR USD 3 Month + 7.10%), 8.20%, 01/22/31(a)(b)	800	731,184
Madison Park Funding XXXIV Ltd., Series 2019-34A, Class SUB, 0.00%, 04/25/48(a)(d)	9,960	4,686,160
Marathon CLO VII Ltd., Series 2014-7A, Class A1R, (LIBOR USD 3 Month + 1.32%), 2.21%, 10/28/25(a)(b)	250	249,226
Mariner CLO LLC(a)(b)(c):
Series 2016-3A, Class BR2, (LIBOR USD 3 Month + 1.50%), 2.54%, 07/23/29	5,000	4,884,500
Series 2016-3A, Class CR2, (LIBOR USD 3 Month + 2.05%), 3.09%, 07/23/29	23,000	22,135,200
Series 2016-3A, Class DR2, (LIBOR USD 3 Month + 2.90%), 3.94%, 07/23/29	3,750	3,486,750
Mariner CLO Ltd., Series 2017-4A, Class A, (LIBOR USD 3 Month + 1.21%), 2.20%, 10/26/29(a)(b)	2,310	2,273,403
Mountain Hawk II CLO Ltd., Series 2013-2A, Class BR, (LIBOR USD 3 Month + 1.60%), 2.74%, 07/20/24(a)(b)	5,623	5,595,011
Mountain Hawk III CLO Ltd., Series 2014-3A, Class AR, (LIBOR USD 3 Month + 1.20%), 2.34%, 04/18/25(a)(b)	10,718	10,676,152

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
MP CLO VII Ltd.(a)(b):
Series 2015-1A, Class ARR, (LIBOR USD 3 Month + 1.08%), 2.22%, 10/18/28	USD	6,005	$5,883,522
Series 2015-1A, Class BRR, (LIBOR USD 3 Month + 1.60%), 2.74%, 10/18/28		500	480,688
MP CLO VIII Ltd., Series 2015-2A, Class BR, (LIBOR USD 3 Month + 1.42%), 2.31%, 10/28/27(a)(b)		11,750	11,345,587
Neuberger Berman CLO XVII Ltd.(a)(b):
Series 2014-17A, Class CR2, (LIBOR USD 3 Month + 2.00%), 3.10%, 04/22/29		5,350	5,115,228
Series 2014-17A, Class DR2A, (LIBOR USD 3 Month + 2.80%), 3.90%, 04/22/29		1,500	1,340,275
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class D, (LIBOR USD 3 Month + 2.50%), 3.72%, 01/15/28(a)(b)		1,650	1,484,051
Neuberger Berman CLO XX Ltd.(a)(b):
Series 2015-20A, Class BR, (LIBOR USD 3 Month + 1.25%), 2.47%, 01/15/28		500	480,090
Series 2015-20A, Class DR, (LIBOR USD 3 Month + 2.40%), 3.62%, 01/15/28		1,750	1,561,255
Series 2015-20A, Class ER, (LIBOR USD 3 Month + 5.00%), 6.22%, 01/15/28		3,663	2,839,100
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class BR, (LIBOR USD 3 Month + 1.55%), 2.68%, 10/17/27(a)(b)		500	480,654
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 2.31%, 10/18/30(a)(b)		9,050	8,878,299
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class E, (LIBOR USD 3 Month + 7.05%), 7.22%, 07/20/31(a)(b)		250	240,191
Oaktree CLO, Series 2014-1A, Class A2R, (LIBOR USD 3 Month + 1.85%), 2.28%, 05/13/29(a)(b)		250	236,202
Oaktree CLO Ltd.(a)(b):
Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 0.87%), 2.01%, 10/20/27		9,699	9,542,533
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 5.20%), 6.34%, 10/20/27		2,000	1,445,868
OCP CLO Ltd.(a):
Series 2013-4A, Class A2RR, (LIBOR USD 3 Month + 1.45%), 2.47%, 04/24/29(b)		5,250	5,033,629
Series 2013-4A, Class BRR, (LIBOR USD 3 Month + 1.90%), 2.92%, 04/24/29(b)		19,500	18,658,811
Series 2013-4A, Class CRR, (LIBOR USD 3 Month + 3.00%), 4.02%, 04/24/29(b)		12,000	11,023,436
Series 2014-5A, Class A1R, (LIBOR USD 3 Month + 1.08%), 2.07%, 04/26/31(b)		1,410	1,372,048

Security	Par (000)		Value

Cayman Islands (continued)
Series 2014-7A, Class A2RR, (LIBOR USD 3 Month + 1.65%), 2.79%, 07/20/29(b)	USD	1,350	$1,307,507
Series 2014-7A, Class B2RR, 5.11%, 07/20/29		3,830	3,916,941
Series 2015-8A, Class A1R, (LIBOR USD 3 Month + 0.85%), 1.98%, 04/17/27(b)		2,391	2,380,432
Series 2015-8A, Class BR, (LIBOR USD 3 Month + 1.85%), 2.98%, 04/17/27(b)		4,625	4,493,086
Series 2015-9A, Class BR, (LIBOR USD 3 Month + 1.75%), 2.97%, 07/15/27(b)		7,920	7,581,555
Series 2015-10A, Class BR, (LIBOR USD 3 Month + 1.85%), 2.84%, 10/26/27(b)		1,750	1,678,622
Series 2016-12A, Class A1R, (LIBOR USD 3 Month + 1.12%), 2.26%, 10/18/28(b)		11,043	10,882,436
Series 2016-12A, Class A2R, (LIBOR USD 3 Month + 1.60%), 2.74%, 10/18/28(b)		1,500	1,460,962
Series 2016-12A, Class CR, (LIBOR USD 3 Month + 3.00%), 4.14%, 10/18/28(b)		3,160	2,896,488
Series 2017-13A, Class A2A, (LIBOR USD 3 Month + 1.80%), 3.02%, 07/15/30(b)		750	731,024
Series 2017-13A, Class D, (LIBOR USD 3 Month + 6.63%), 7.85%, 07/15/30(b)		3,080	2,811,319
Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.95%), 2.33%, 11/20/30(b)		1,200	1,142,156
Series 2019-16A, Class E, (LIBOR USD 3 Month + 6.62%), 7.76%, 01/20/32(b)		1,000	868,918
Series 2020-18A, Class D, (LIBOR USD 3 Month + 4.33%), 4.58%, 04/20/30(b)		1,250	1,249,925
Series 2020-18A, Class E, (LIBOR USD 3 Month + 8.00%), 8.25%, 04/20/30(b)		1,875	1,851,063
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (LIBOR USD 3 Month + 0.96%), 2.14%, 04/16/31(a)(b)		276	268,444
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class D, (LIBOR USD 3 Month + 6.20%), 7.34%, 03/17/30(a)(b)		500	437,537
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.19%), 2.33%, 01/20/31(a)(b)		1,625	1,592,754
Octagon Investment Partners 46 Ltd.(a)(b):
Series 2020-2A, Class D, (LIBOR USD 3 Month + 4.60%), 4.60%, 07/15/33		2,750	2,750,000
Series 2020-2A, Class E, (LIBOR USD 3 Month + 7.86%), 7.86%, 07/15/33		1,000	970,000

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 3.07%, 07/15/27(a)(b)	USD	3,770	$3,597,599
OFSI Fund VI Ltd.(a)(b):
Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 2.35%, 03/20/25		655	654,907
Series 2014-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 2.72%, 03/20/25		10,400	10,159,525
Series 2014-6A, Class CR, (LIBOR USD 3 Month + 2.50%), 3.72%, 03/20/25		7,830	7,523,803
OFSI Fund VII Ltd., Series 2014-7A, Class AR, (LIBOR USD 3 Month + 0.90%), 2.04%, 10/18/26(a)(b)		336	335,047
OHA Credit Funding 3 Ltd., Series 2019-3A, Class B1, (LIBOR USD 3 Month + 1.80%), 2.94%, 07/20/32(a)(b)		250	243,063
OHA Credit Partners IX Ltd., Series 2013-9A, Class E, (LIBOR USD 3 Month + 5.00%), 6.14%, 10/20/25(a)(b)		1,084	1,030,472
OHA Credit Partners VII Ltd., Series 2012-7A, Class DR, (LIBOR USD 3 Month + 4.20%), 4.58%, 11/20/27(a)(b)		2,520	2,450,589
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (LIBOR USD 3 Month + 7.15%), 8.26%, 01/21/30(a)(b)		740	667,836
OHA Loan Funding Ltd., Series 2013- 2A, Class AR, (LIBOR USD 3 Month + 1.04%), 1.40%, 05/23/31(a)(b)		11,402	11,098,284
OZLM Funding III Ltd., Series 2013-3A, Class BRR, (LIBOR USD 3 Month + 2.70%), 3.80%, 01/22/29(a)(b)		19,875	19,524,469
OZLM Funding IV Ltd.(a)(b):
Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 2.35%, 10/22/30		9,910	9,619,686
Series 2013-4A, Class A2R, (LIBOR USD 3 Month + 1.70%), 2.80%, 10/22/30		960	920,352
OZLM Funding Ltd.(a)(b):
Series 2012-1A, Class A1R2, (LIBOR USD 3 Month + 1.23%), 2.33%, 07/22/29		496	486,241
Series 2012-1A, Class A2R2, (LIBOR USD 3 Month + 1.85%), 2.95%, 07/22/29		625	612,600
OZLM VI Ltd.(a):
Series 2014-6A, Class A2AS, (LIBOR USD 3 Month + 1.75%), 2.88%, 04/17/31(b)		300	289,001
Series 2014-6A, Class SUB, 0.00%, 04/17/31(d)		3,200	706,256
OZLM VIII Ltd.(a)(b):
Series 2014-8A, Class A2RR, (LIBOR USD 3 Month + 1.80%), 2.93%, 10/17/29		3,815	3,606,815
Series 2014-8A, Class BRR, (LIBOR USD 3 Month + 2.20%), 3.33%, 10/17/29		4,750	4,533,047
Series 2014-8A, Class CRR, (LIBOR USD 3 Month + 3.15%), 4.28%, 10/17/29		1,835	1,659,979

Security	Par (000)		Value

Cayman Islands (continued)
OZLM XIV Ltd.(a)(b):
Series 2015-14A, Class A1AR, (LIBOR USD 3 Month + 1.16%), 2.38%, 01/15/29	USD	14,750	$14,520,826
Series 2015-14A, Class A2AR, (LIBOR USD 3 Month + 1.70%), 2.92%, 01/15/29		8,000	7,774,186
Series 2015-14A, Class B1R, (LIBOR USD 3 Month + 2.10%), 3.32%, 01/15/29		8,870	8,443,378
Series 2015-14A, Class CR, (LIBOR USD 3 Month + 3.00%), 4.22%, 01/15/29		9,535	8,537,895
OZLM XIX Ltd., Series 2017-19A, Class A2, (LIBOR USD 3 Month + 1.61%), 2.83%, 11/22/30(a)(b)		7,135	6,872,620
OZLM XVIII Ltd., Series 2018-18A, Class A, (LIBOR USD 3 Month + 1.02%), 2.24%, 04/15/31(a)(b)		892	849,173
Palmer Square CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 1.13%), 2.26%, 01/17/31		1,670	1,634,837
Series 2015-1A, Class A1R2, (LIBOR USD 3 Month + 1.22%), 1.59%, 05/21/29		8,250	8,133,178
Series 2015-1A, Class A2R2, (LIBOR USD 3 Month + 1.65%), 2.02%, 05/21/29		1,000	971,435
Series 2015-2A, Class DR2, (LIBOR USD 3 Month + 5.75%), 6.89%, 07/20/30		3,500	2,857,604
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 2.17%, 04/18/31		5,910	5,792,219
Series 2018-3A, Class A2, (LIBOR USD 3 Month + 1.35%), 1.74%, 08/15/26		10,427	10,081,662
Palmer Square Loan Funding Ltd.(a)(b):
Series 2018-4A, Class A1, (LIBOR USD 3 Month + 0.90%), 1.29%, 11/15/26		4,992	4,902,664
Series 2018-4A, Class B, (LIBOR USD 3 Month + 1.90%), 2.29%, 11/15/26		12,720	12,154,904
Series 2018-4A, Class C, (LIBOR USD 3 Month + 2.55%), 2.94%, 11/15/26		7,050	6,257,361
Series 2018-5A, Class B, (LIBOR USD 3 Month + 1.90%), 3.04%, 01/20/27		11,488	11,048,237
Series 2018-5A, Class C, (LIBOR USD 3 Month + 2.55%), 3.69%, 01/20/27		7,255	6,424,742
Series 2018-5A, Class D, (LIBOR USD 3 Month + 4.25%), 5.39%, 01/20/27		11,900	9,346,845
Series 2018-5A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/20/27		4,750	2,717,333
Series 2019-1A, Class D, (LIBOR USD 3 Month + 5.80%), 6.94%, 04/20/27		2,200	1,861,942
Series 2019-2A, Class C, (LIBOR USD 3 Month + 3.25%), 4.39%, 04/20/27		7,125	6,315,456

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Series 2019-3A, Class A2, (LIBOR USD 3 Month + 1.60%), 1.98%, 08/20/27	USD	4,750	$4,674,857
Series 2019-3A, Class C, (LIBOR USD 3 Month + 3.40%), 3.78%, 08/20/27		5,000	4,875,439
Series 2019-4A, Class A2, (LIBOR USD 3 Month + 1.60%), 2.62%, 10/24/27		2,250	2,178,535
Series 2019-4A, Class C, (LIBOR USD 3 Month + 3.25%), 4.27%, 10/24/27		1,000	965,121
Series 2019-4A, Class D, (LIBOR USD 3 Month + 5.90%), 6.92%, 10/24/27		1,200	890,176
Series 2020-1A, Class A2, (LIBOR USD 3 Month + 1.35%), 1.73%, 02/20/28		2,750	2,624,349
Series 2020-2A, Class A2, (LIBOR USD 3 Month + 1.55%), 2.66%, 04/20/28		8,750	8,425,303
Series 2020-2A, Class B, (LIBOR USD 3 Month + 2.25%), 3.36%, 04/20/28		2,000	1,945,999
Series 2020-2A, Class C, (LIBOR USD 3 Month + 3.00%), 4.11%, 04/20/28(c)		1,000	924,580
Series 2020-3A, Class C, (LIBOR USD 3 Month + 3.93%), 4.24%, 07/20/28		4,600	4,370,000
Series 2020-3A, Class D, (LIBOR USD 3 Month + 4.23%), 4.54%, 07/20/28		1,500	1,290,450
Parallel Ltd.(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.85%), 1.99%, 07/20/27		3,251	3,169,805
Series 2015-1A, Class C1R, (LIBOR USD 3 Month + 1.75%), 2.89%, 07/20/27		1,670	1,576,503
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 5.85%), 6.21%, 08/23/31		4,250	3,189,038
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.22%), 1.64%, 11/14/29		8,065	7,934,606
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 2.12%, 11/14/29		1,820	1,771,073
Series 2017-1A, Class B, (LIBOR USD 3 Month + 2.15%), 2.57%, 11/14/29		2,000	1,923,335
Series 2017-1A, Class D, (LIBOR USD 3 Month + 6.22%), 6.64%, 11/14/29		5,270	4,549,439
Series 2019-1A, Class A1, (LIBOR USD 3 Month + 1.48%), 1.87%, 05/15/32		500	494,529
Race Point IX CLO Ltd., Series 2015- 9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 2.43%, 10/15/30(a)(b)		2,070	2,018,899
Recette CLO Ltd., Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.75%), 3.89%, 10/20/27(a)(b)		1,250	1,216,108

Security	Par (000)		Value

Cayman Islands (continued)
Regatta Funding LP, Series 2013-2A, Class A1R2, (LIBOR USD 3 Month + 1.25%), 2.47%, 01/15/29(a)(b)	USD	700	$694,058
Regatta IX Funding Ltd., Series 2017- 1A, Class B, (LIBOR USD 3 Month + 1.80%), 2.93%, 04/17/30(a)(b)		1,250	1,218,096
Regatta VI Funding Ltd.(a)(b):
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 2.70%), 3.84%, 07/20/28		3,000	2,704,932
Series 2016-1A, Class ER, (LIBOR USD 3 Month + 5.00%), 6.14%, 07/20/28		1,000	828,136
Rockford Tower CLO Ltd.(a):
Series 2017-1A, Class BR, (LIBOR USD 3 Month + 1.45%), 2.67%, 04/15/29(b)		750	720,047
Series 2017-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 3.07%, 04/15/29(b)		7,750	7,391,391
Series 2017-1A, Class DR, (LIBOR USD 3 Month + 2.65%), 3.87%, 04/15/29(b)		8,500	7,579,572
Series 2017-1A, Class E, (LIBOR USD 3 Month + 5.40%), 6.62%, 04/15/29(b)		7,800	5,772,942
Series 2017-2A, Class CR, (LIBOR USD 3 Month + 1.90%), 3.12%, 10/15/29(b)		1,250	1,192,867
Series 2017-2A, Class DR, (LIBOR USD 3 Month + 2.85%), 4.07%, 10/15/29(b)		5,360	4,832,759
Series 2017-2A, Class ER, (LIBOR USD 3 Month + 6.25%), 7.47%, 10/15/29(b)		4,500	3,799,817
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 2.33%, 10/20/30(b)		11,725	11,502,937
Series 2017-3A, Class E, (LIBOR USD 3 Month + 5.75%), 6.89%, 10/20/30(b)		5,555	4,163,875
Series 2017-3A, Class SUB, 0.00%, 10/20/30(d)		2,000	954,968
Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.10%), 1.48%, 05/20/31(b)		1,000	973,211
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.72%), 2.10%, 05/20/31(b)		250	241,955
Series 2018-1A, Class SUB, 0.00%, 05/20/31(d)		2,000	926,002
Series 2018-2A, Class A, (LIBOR USD 3 Month + 1.16%), 2.30%, 10/20/31(b)		1,159	1,129,370
Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.80%), 2.94%, 10/20/31(b)		1,087	1,056,767
Series 2018-2A, Class E, (LIBOR USD 3 Month + 6.00%), 7.14%, 10/20/31(b)		1,690	1,253,945
Series 2018-2A, Class SUB, 0.00%, 10/20/31(d)		2,000	921,710
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 2.17%, 04/20/31(a)(b)		1,450	1,409,003

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
RR 10 Ltd.(a)(b):
Series 2020-10A, Class A1FL, (LIBOR USD 3 Month + 1.80%), 2.00%, 07/15/33	USD	8,370	$8,257,999
Series 2020-10A, Class A2B, (LIBOR USD 3 Month + 3.00%), 3.20%, 07/15/33		4,710	4,710,000
Series 2020-10A, Class C, (LIBOR USD 3 Month + 4.73%), 4.93%, 07/15/33		3,770	3,619,200
RR 2 Ltd.(a)(b):
Series 2017-2A, Class B, (LIBOR USD 3 Month + 2.00%), 3.22%, 10/15/29		2,843	2,716,503
Series 2017-2A, Class D, (LIBOR USD 3 Month + 6.20%), 7.42%, 10/15/29		1,340	1,146,581
RR 3 Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 2.31%, 01/15/30(a)(b)		500	488,006
RR 4 Ltd., Series 2018-4A, Class A2, (LIBOR USD 3 Month + 1.55%), 2.77%, 04/15/30(a)(b)		2,000	1,923,021
Seneca Park CLO Ltd.(a):
Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.12%), 2.25%, 07/17/26(b)		33	32,464
Series 2014-1A, Class CR, (LIBOR USD 3 Month + 2.15%), 3.28%, 07/17/26(b)		2,000	1,911,630
Series 2014-1A, Class D, (LIBOR USD 3 Month + 3.50%), 4.63%, 07/17/26(b)		11,660	11,078,586
Series 2014-1A, Class SUB, 0.00%, 07/17/26(d)		2,000	45,600
Shackleton CLO Ltd., Series 2019-15A, Class B, (LIBOR USD 3 Month + 2.00%), 3.90%, 01/15/30(a)(b)		1,000	985,497
Silver Creek CLO Ltd.(a)(b):
Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 2.38%, 07/20/30		3,750	3,689,156
Series 2014-1A, Class DR, (LIBOR USD 3 Month + 3.35%), 4.49%, 07/20/30		500	463,956
Sound Point CLO XI Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.25%), 3.39%, 07/20/28(a)(b)		4,670	4,567,196
Sound Point CLO XIV Ltd.(a)(b):
Series 2016-3A, Class AR, (LIBOR USD 3 Month + 1.15%), 2.19%, 01/23/29		8,600	8,471,327
Series 2016-3A, Class C, (LIBOR USD 3 Month + 2.65%), 3.69%, 01/23/29		1,560	1,540,890
Sound Point CLO XV Ltd., Series 2017-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 2.19%, 01/23/29(a)(b)		2,500	2,460,513
Sound Point CLO XXIII Ltd., Series 2019-2A, Class A1, (LIBOR USD 3 Month + 1.40%), 2.62%, 04/15/32(a)(b)		22,720	22,178,173
Sound Point CLO XXIV, Series 2019-3A, Class D, (LIBOR USD 3 Month + 4.11%), 5.10%, 10/25/32(a)(b)		1,500	1,454,963

Security	Par (000)		Value

Cayman Islands (continued)
Steele Creek CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.25%), 2.47%, 10/15/30(a)(b)	USD	420	$407,477
Strata CLO I Ltd.(a):
Series 2018-1A, Class E, (LIBOR USD 3 Month + 7.08%), 8.30%, 01/15/31(b)		1,690	1,292,506
Series 2018-1A, Class USUB, 0.00%, 01/15/2118(d)		7,680	3,142,195
Sudbury Mill CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.15%), 2.28%, 01/17/26		314	312,674
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.17%), 2.30%, 01/17/26		545	541,730
Symphony CLO XIV Ltd., Series 2014-14A, Class B1RR, (LIBOR USD 3 Month + 1.70%), 3.01%, 07/14/26(a)(b)		24,000	23,460,674
Symphony CLO XVIII Ltd.(a)(b):
Series 2016-18A, Class AR, (LIBOR USD 3 Month + 1.15%), 2.19%, 01/23/28		9,950	9,784,398
Series 2016-18A, Class B, (LIBOR USD 3 Month + 1.80%), 2.84%, 01/23/28		300	292,429
Series 2016-18A, Class D, (LIBOR USD 3 Month + 4.00%), 5.04%, 01/23/28		750	682,512
Symphony CLO XXI Ltd., Series 2019-21A, Class A, (LIBOR USD 3 Month + 1.38%), 2.60%, 07/15/32(a)(b)		3,500	3,445,720
TCW CLO Ltd., Series 2020-1A, Class D, (LIBOR USD 3 Month + 4.50%), 5.26%, 04/20/28(a)(b)		4,150	4,147,944
Thacher Park CLO Ltd.(a)(b):
Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.16%), 2.30%, 10/20/26		2,087	2,076,807
Series 2014-1A, Class CR, (LIBOR USD 3 Month + 2.20%), 3.34%, 10/20/26		500	488,224
Series 2014-1A, Class D1R, (LIBOR USD 3 Month + 3.40%), 4.54%, 10/20/26		4,340	4,088,007
THL Credit Wind River CLO Ltd.(a)(b):
Series 2012-1A, Class BR2, (LIBOR USD 3 Month + 1.45%), 2.67%, 01/15/26		2,650	2,607,024
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.05%), 2.27%, 07/15/28		1,500	1,474,923
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.30%), 3.44%, 04/18/29		2,600	2,437,165
TIAA CLO II Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.28%), 2.42%, 04/20/29(a)(b)		250	246,199
TIAA CLO III Ltd.(a)(b):
Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.15%), 2.33%, 01/16/31		269	261,739
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.50%), 2.68%, 01/16/31		750	715,532

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
TICP CLO IX Ltd., Series 2017-9A, Class A, (LIBOR USD 3 Month + 1.14%), 2.28%, 01/20/31(a)(b)	USD	2,000	$1,953,416
TICP CLO V Ltd., Series 2016-5A, Class ER, (LIBOR USD 3 Month + 5.75%), 6.88%, 07/17/31(a)(b)		1,000	756,270
TICP CLO VI Ltd.(a)(b):
Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.20%), 2.42%, 01/15/29		1,000	991,443
Series 2016-6A, Class BR, (LIBOR USD 3 Month + 1.70%), 2.92%, 01/15/29		1,000	972,987
Series 2016-6A, Class ER, (LIBOR USD 3 Month + 6.40%), 7.62%, 01/15/29		2,000	1,788,964
TICP CLO VII Ltd., Series 2017-7A, Class ER, (LIBOR USD 3 Month + 7.05%), 8.56%, 04/15/33(a)(b)		2,900	2,339,351
TICP CLO X Ltd., Series 2018-10A, Class E, (LIBOR USD 3 Month + 5.50%), 6.64%, 04/20/31(a)(b)		500	407,550
TICP CLO XI Ltd., Series 2018-11A, Class A, (LIBOR USD 3 Month + 1.18%), 2.32%, 10/20/31(a)(b)		500	488,662
TICP CLO XII Ltd.(a)(b):
Series 2018-12A, Class A, (LIBOR USD 3 Month + 1.11%), 2.33%, 01/15/31		250	245,304
Series 2018-12A, Class E, (LIBOR USD 3 Month + 5.50%), 6.72%, 01/15/31		1,250	1,033,940
Treman Park CLO Ltd., Series 2015-1A, Class DRR, (LIBOR USD 3 Month + 2.65%), 3.79%, 10/20/28(a)(b)		5,560	5,135,657
TRESTLES CLO II Ltd., Series 2018- 2A, Class D, (LIBOR USD 3 Month + 5.75%), 6.74%, 07/25/31(a)(b)		3,860	3,051,453
Trestles CLO III Ltd.(a)(b):
Series 2020-3A, Class A1, (LIBOR USD 3 Month + 1.33%), 2.48%, 01/20/33		4,750	4,650,389
Series 2020-3A, Class B1, (LIBOR USD 3 Month + 1.85%), 3.00%, 01/20/33		1,500	1,455,110
Series 2020-3A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/20/33		1,000	633,500
TRESTLES CLO III Ltd., Series 2020-3A, Class E, (LIBOR USD 3 Month + 6.50%), 7.65%, 01/20/33(a)(b)		1,000	913,649
TRESTLES CLO Ltd.(a)(b):
Series 2017-1A, Class A1A, (LIBOR USD 3 Month + 1.29%), 2.28%, 07/25/29		17,950	17,690,671
Series 2017-1A, Class B, (LIBOR USD 3 Month + 2.55%), 3.54%, 07/25/29		3,127	3,068,334
Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.65%), 4.64%, 07/25/29		750	711,377
Triaxx Prime CDO Ltd., Series 2006-1A, Class A2, (LIBOR USD 3 Month + 0.45%), 0.79%, 03/03/39(a)(b)		50,060	2,720,010

Security	Par (000)		Value

Cayman Islands (continued)
Trinitas CLO II Ltd., Series 2014-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 2.40%, 07/15/26(a)(b)	USD	340	$338,209
Tryon Park CLO Ltd., Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.50%), 2.72%, 04/15/29(a)(b)		1,900	1,831,489
Venture XXIV CLO Ltd., Series 2016- 24A, Class AR, (LIBOR USD 3 Month + 1.18%), 2.32%, 10/20/28(a)(b)		5,250	5,157,296
Venture XXV CLO Ltd., Series 2016- 25A, Class AR, (LIBOR USD 3 Month + 1.23%), 2.37%, 04/20/29(a)(b)		3,000	2,940,591
Voya CLO Ltd.(a)(b):
Series 2014-3A, Class CR, (LIBOR USD 3 Month + 2.65%), 3.64%, 07/25/26		800	695,990
Series 2015-2A, Class BR, (LIBOR USD 3 Month + 1.50%), 2.54%, 07/23/27		750	723,023
Series 2017-3A, Class A1A, (LIBOR USD 3 Month + 1.23%), 2.37%, 07/20/30		2,270	2,234,340
Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.13%), 2.35%, 10/15/30		3,500	3,429,634
Series 2019-1A, Class AR, (LIBOR USD 3 Month + 1.06%), 2.28%, 04/15/31		21,831	21,259,298
Series 2020-1A, Class E, (LIBOR USD 3 Month + 7.55%), 7.85%, 07/16/31		1,250	1,225,000
West CLO Ltd., Series 2013-1A, Class C, (LIBOR USD 3 Month + 3.65%), 4.12%, 11/07/25(a)(b)		1,025	977,012
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.25%), 4.39%, 07/20/28(a)(b)		2,815	2,610,110
Whitebox CLO I Ltd.(a)(b):
Series 2019-1A, Class ANA, (LIBOR USD 3 Month + 1.41%), 2.43%, 07/24/32		500	487,023
Series 2019-1A, Class C, (LIBOR USD 3 Month + 4.35%), 5.37%, 07/24/32		2,000	1,973,899
York CLO-3 Ltd.(a):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 2.39%, 10/20/29(b)		6,540	6,411,107
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 2.89%, 10/20/29(b)		10,455	10,175,950
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 4.74%, 10/20/29(b)		10,528	9,843,919
Series 2016-1A, Class ER, (LIBOR USD 3 Month + 6.40%), 7.54%, 10/20/29(b)		7,052	6,118,307
Series 2016-1A, Class FR, (LIBOR USD 3 Month + 7.25%), 8.39%, 10/20/29(b)		2,917	1,786,736
Series 2016-1A, Class SUB, 0.00%, 10/20/29(d)		10,535	4,366,139
York CLO-4 Ltd.(a):
Series 2016-2A, Class A1R, (LIBOR USD 3 Month + 1.09%), 2.23%, 04/20/32(b)(c)		16,935	16,342,275

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Series 2016-2A, Class BR, (LIBOR USD 3 Month + 1.55%), 2.69%, 04/20/32(b)(c)	USD	2,750	$2,585,000
Series 2016-2A, Class CR, (LIBOR USD 3 Month + 2.15%), 3.29%, 04/20/32(b)		4,900	4,654,174
Series 2016-2A, Class DR, (LIBOR USD 3 Month + 3.15%), 4.29%, 04/20/32(b)		6,500	5,703,093
Series 2016-2A, Class ER, (LIBOR USD 3 Month + 6.75%), 7.89%, 04/20/32(b)		7,000	5,514,560
Series 2016-2A, Class SUB, 0.00%, 04/20/32(d)		11,990	7,332,676
York CLO-7 Ltd., Series 2019-2A, Class C, (LIBOR USD 3 Month + 2.75%), 4.54%, 01/22/33(a)(b)		500	485,153

			2,156,991,575

France — 0.0%(b)
FCT Autonoria:
Series 2019-1, Class C, (EURIBOR 1 Month + 1.20%), 0.69%, 09/25/35	EUR	900	997,363
Series 2019-1, Class D, (EURIBOR 1 Month + 1.60%), 1.09%, 09/25/35		600	665,150
Series 2019-1, Class E, (EURIBOR 1 Month + 2.70%), 2.19%, 09/25/35		900	998,582
Series 2019-1, Class F, (EURIBOR 1 Month + 3.70%), 3.26%, 09/25/35		500	555,225
FCT Noria:
Series 2018-1, Class D, (EURIBOR 1 Month + 1.50%), 0.99%, 06/25/38		963	1,080,601
Series 2018-1, Class E, (EURIBOR 1 Month + 2.65%), 2.14%, 06/25/38		1,019	1,145,223

			5,442,144

Germany — 0.0%
Red &Black Auto Germany UG(b):
Series 6, Class C, (EURIBOR 1 Month + 1.40%), 0.92%, 10/15/28		200	217,926
Series 6, Class D, (EURIBOR 1 Month + 2.25%), 1.77%, 10/15/28		200	218,245

			436,171

Ireland — 0.2%
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.66%, 05/15/31(b)		1,580	1,694,337
Aqueduct European CLO 4 DAC, Series 2019-4A, Class B1, (EURIBOR 3 Month + 1.80%), 1.80%, 07/15/32(a)(b)		250	278,346
Aqueduct European CLO DAC(b):
Series 2017-2X, Class B1, (EURIBOR 3 Month + 1.20%), 1.20%, 10/15/30		2,518	2,735,267
Series 2017-2X, Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30		534	511,867
Avoca CLO XV DAC:
Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(b)		1,305	1,234,734

Security	Par (000)		Value

Ireland (continued)
Series 15X, Class FR, (EURIBOR 3 Month + 5.84%), 5.84%, 04/15/31(b)	EUR	1,760	$1,529,070
Series 15X, Class M1, 0.00%, 04/15/31(d)		3,100	1,743,623
Avoca CLO XVIII DAC(b):
Series 18X, Class B1, (EURIBOR 3 Month + 1.25%), 1.25%, 04/15/31		5,800	6,335,625
Series 18X, Class E, (EURIBOR 3 Month + 4.60%), 4.60%, 04/15/31		2,300	2,234,265
Bilbao CLO I DAC, Series 1X, Class A2A, (EURIBOR 3 Month + 1.30%), 1.30%, 07/20/31(b)		4,300	4,694,208
CIFC European Funding CLO I DAC, Series 1X, Class E, (EURIBOR 3 Month + 5.86%), 5.86%, 07/15/32(b)		1,378	1,391,941
Contego CLO VII DAC, Series 7X, Class D, (EURIBOR 3 Month + 3.95%), 3.95%, 05/14/32(b)		1,440	1,571,393
CVC Cordatus Loan Fund VI DAC, Series 6X, Class SUB, 0.00%, 04/15/32(d)		2,925	1,082,914
CVC Cordatus Loan Fund XV DAC, Series 15X, Class E, (EURIBOR 3 Month + 5.78%), 5.78%, 08/26/32(b)		2,050	2,050,886
Euro-Galaxy VII CLO DAC, Series 2019-7X, Class A1, (EURIBOR 3 Month + 1.14%), 1.14%, 04/25/32(b)		2,975	3,304,485
Harvest CLO XVIII DAC, Series 18X, Class B, (EURIBOR 3 Month + 1.20%), 1.20%, 10/15/30(b)		700	758,745
Harvest CLO XXII DAC, Series 22X, Class E, (EURIBOR 3 Month + 6.11%), 6.11%, 01/15/32(b)		2,000	2,027,869
Harvest CLO XXIII DAC(b):
Series 23X, Class A, (EURIBOR 3 Month + 0.95%), 0.95%, 10/20/32		1,817	1,987,377
Series 23X, Class E, (EURIBOR 3 Month + 5.33%), 5.33%, 10/20/32		517	492,434
Invesco Euro CLO I DAC, Series 1X, Class B, (EURIBOR 3 Month + 1.85%), 1.85%, 07/15/31(b)		2,860	3,185,252
Invesco Euro CLO III DAC:
Series 3X, Class F, (EURIBOR 3 Month + 8.07%), 8.07%, 07/15/32(b)		1,100	1,111,704
Series 3X, Class SUB, 0.00%, 07/15/32(d)		2,740	1,616,970
Madison Park Euro Funding X DAC:
Series 10X, Class A1, (EURIBOR 3 Month + 0.74%), 0.74%, 10/25/30(b)		2,700	2,970,912
Series 10X, Class B1, (EURIBOR 3 Month + 1.20%), 1.20%, 10/25/30(b)		1,850	1,996,125
Series 10X, Class M, 0.00%, 10/25/30(d)		600	365,322
Madison Park Euro Funding XI DAC, Series 11X, Class C, (EURIBOR 3 Month + 1.85%), 1.85%, 02/15/31(b)		1,350	1,452,069
Man GLG Euro CLO IV DAC, Series 4X, Class B1, (EURIBOR 3 Month + 1.05%), 1.05%, 05/15/31(b)		3,581	3,849,490

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Ireland (continued)
OAK Hill European Credit Partners V Designated Activity Co., Series 2016-5X, Class B1, (EURIBOR 3 Month + 1.55%), 1.55%, 02/21/30(b)	EUR	425	$468,270
OAK Hill European Credit Partners VI DAC, Series 2017-6X, Class B1, (EURIBOR 3 Month + 1.20%), 1.20%, 01/20/32(b)		450	483,931
OCP Euro CLO DAC(b):
Series 2017-2X, Class B, (EURIBOR 3 Month + 1.35%), 1.35%, 01/15/32		1,500	1,629,678
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32		897	908,467
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		600	536,433
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(b)		862	889,263
Providus CLO III DAC, Series 3X, Class E, (EURIBOR 3 Month + 5.78%), 5.78%, 07/20/32(b)		1,600	1,594,329
Rockford Tower Europe CLO DAC, Series 2018-1X, Class B, (EURIBOR 3 Month + 1.85%), 1.85%, 12/20/31(b)		2,000	2,227,221
RRE 1 Loan Management DAC, Series 1X, Class D, (EURIBOR 3 Month + 3.90%), 3.90%, 04/15/32(b)		1,120	1,217,119
Sound Point Euro CLO II Funding DAC, Series 2X, Class X, (EURIBOR 3 Month + 0.50%), 0.50%, 10/26/32(b)		1,500	1,683,263
Voya Euro CLO I DAC(b):
Series 1X, Class A, (EURIBOR 3 Month + 0.75%), 0.75%, 10/15/30		4,920	5,420,918
Series 1X, Class B1NE, (EURIBOR 3 Month + 1.15%), 1.15%, 10/15/30		750	811,347
Series 1X, Class SUB, (EURIBOR 3 Month + 0.00%), 0.00%, 10/15/30		1,749	1,131,815
Voya Euro CLO II DAC, Series 2X, Class B1, (EURIBOR 3 Month + 1.90%), 1.90%, 07/15/32(b)		200	218,283

			73,427,567

Italy — 0.0%
Brignole Co. SRL, Series 2019-1, Class C, (EURIBOR 1 Month + 2.90%), 2.39%, 07/24/34(b)		225	245,680

Luxembourg — 0.0%(b)
E-Carat SA:
Series 10FR, Class C, (EURIBOR 1 Month + 1.10%), 0.60%, 12/20/28		400	439,773
Series 10FR, Class D, (EURIBOR 1 Month + 1.50%), 1.00%, 12/20/28		200	220,352
Silver Arrow SA Compartment:
Series 10, Class C, (EURIBOR 1 Month + 1.35%), 0.87%, 03/15/27		300	325,034
Series 10, Class D, (EURIBOR 1 Month + 2.60%), 2.12%, 03/15/27		300	330,899

			1,316,058

Security	Par (000)		Value

Netherlands — 0.1%
ALME Loan Funding V BV, Series 5X, Class B1R, (EURIBOR 3 Month + 1.60%), 1.60%, 07/15/31(b)	EUR	2,900	$3,200,082
Avoca CLO XIV DAC:
Series 14X, Class ER, (EURIBOR 3 Month + 4.70%), 4.70%, 01/12/31(b)		2,240	2,232,105
Series 14X, Class FR, (EURIBOR 3 Month + 6.35%), 6.35%, 01/12/31(b)		1,100	993,746
Series 14X, Class SUB, 0.00%, 01/12/31(d)		4,510	2,029,753
Cairn CLO IX BV(b):
Series 2018-9X, Class A, (EURIBOR 3 Month + 0.71%), 0.71%, 04/25/32		2,700	2,968,046
Series 2018-9X, Class B1, (EURIBOR 3 Month + 1.00%), 1.00%, 04/25/32		2,600	2,792,041
Series 2018-9X, Class E, (EURIBOR 3 Month + 4.13%), 4.13%, 04/25/32		1,240	1,168,796
Contego CLO II BV, Series 2X, Class BRNE, (EURIBOR 3 Month + 1.45%), 1.20%, 11/15/26(b)		950	1,037,299
Halcyon Loan Advisors European Funding, Series 2018-1X, Class B1, (EURIBOR 3 Month + 1.48%), 1.48%, 10/18/31(b)		2,600	2,872,087
OZLME III DAC:
Series 3X, Class E, (EURIBOR 3 Month + 4.80%), 4.80%, 08/24/30(b)		1,000	980,268
Series 3X, Class SUB, 0.00%, 08/24/30(d)		3,000	1,449,201
OZLME IV DAC, Series 4X, Class B, (EURIBOR 3 Month + 1.35%), 1.35%, 07/27/32(b)		2,890	3,167,734

			24,891,158

Portugal — 0.1%
TAGUS -Sociedade de Titularizacao de Creditos SA:
Series 4, Class SNR, 2.42%, 02/12/21		3,403	3,830,465
Series 5, Class SEN, 0.85%, 02/12/22		11,372	12,782,649
Series 7, Class SEN, 0.70%, 02/12/24		11,559	12,868,732

			29,481,846

United Kingdom — 0.1%
Greene King Finance plc, Series B1, (LIBOR GBP 3 Month + 1.80%), 1.99%, 12/15/34(b)	GBP	1,700	1,776,634
Motor plc:
Series 2016-1, Class C, 3.75%, 11/25/25		6,720	8,392,392
Series 2016-1, Class D, 4.25%, 11/25/25		1,325	1,653,468
Series 2016-1, Class E, 5.25%, 11/25/25		1,112	1,388,939
Newday Funding plc(b):
Series 2017-1, Class C, (LIBOR GBP 1 Month + 1.90%), 1.99%, 07/15/25		3,800	4,707,031

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United Kingdom (continued)
Series 2017-1, Class D, (LIBOR GBP 1 Month + 2.25%), 2.34%, 07/15/25	GBP	3,900	$4,831,093
PCL Funding III plc(b):
Series 2017-2, Class B, (LIBOR GBP 1 Month + 1.40%), 1.49%, 06/15/23		821	1,008,544
Series 2017-2, Class C, (LIBOR GBP 1 Month + 1.85%), 1.94%, 06/15/23		635	779,549
Trafford Centre Finance Ltd. (The), Series B2, (LIBOR GBP 3 Month + 0.83%), 1.46%, 07/28/35(b)		3,400	3,652,430
Turbo Finance 8 plc, Series 8, Class C, (LIBOR GBP 1 Month + 1.95%), 2.05%, 02/20/26(b)		1,275	1,543,227

			29,733,307

United States — 7.0%
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A2A, (LIBOR USD 1 Month + 0.13%), 0.31%, 05/25/37(b)	USD	7,911	1,905,555
ACE Securities Manufactured Housing Loan Trust, Series 2003-MH1, Class B2, 0.00%, 08/15/30(a)(c)		4,314	3,459,613
Ajax Mortgage Loan Trust(a):
Series 2017-D, Class A, 3.75%, 12/25/57(c)		22,855	22,860,029
Series 2017-D, Class B, 0.00%, 12/25/57(c)(d)		4,345	2,292,686
Series 2018-A, Class A, 3.85%, 04/25/58(c)		25,098	23,843,515
Series 2018-A, Class B, 0.00%, 04/25/58		7,152	3,413,014
Series 2018-B, Class A, 3.75%, 02/26/57(c)		10,851	10,308,056
Series 2018-B, Class B, 0.00%, 02/26/57		7,222	1,969,239
Series 2018-D, Class A, 3.75%, 08/25/58(c)(d)		29,425	27,953,293
Series 2018-D, Class B, 0.00%, 08/25/58(c)(d)		7,854	3,731,276
Series 2018-E, Class A, 4.38%, 06/25/58(d)		12,398	12,531,015
Series 2018-E, Class B, 5.25%, 06/25/58(c)(d)		2,263	2,276,352
Series 2018-E, Class C, 0.00%, 06/25/58(d)		5,758	4,120,497
Series 2018-F, Class A, 4.38%, 11/25/58(c)(d)		40,609	40,937,570
Series 2018-F, Class B, 5.25%, 11/25/58(c)(d)		6,598	6,540,116
Series 2018-F, Class C, 0.00%, 11/25/58		15,589	8,794,348
Series 2018-G, Class A, 4.38%, 06/25/57(c)(d)		34,492	33,457,477
Series 2018-G, Class B, 5.25%, 06/25/57(c)(d)		5,510	4,132,374
Series 2018-G, Class C, 5.25%, 06/25/57(c)		14,224	13,915,814
Series 2019-A, Class A, 3.75%, 08/25/57(d)		31,706	32,526,223
Series 2019-A, Class B, 5.25%, 08/25/57(d)		4,203	3,047,380

Security	Par (000)		Value

United States (continued)
Series 2019-A, Class C, 0.00%, 08/25/57(c)	USD	10,566	$8,700,403
Series 2019-B, Class A, 3.75%, 01/25/59(d)		52,296	53,724,177
Series 2019-B, Class B, 5.25%, 01/25/59(c)(d)		6,949	5,211,831
Series 2019-B, Class C, 0.00%, 01/25/59(c)		17,744	15,141,043
Series 2019-C, Class A, 3.95%, 10/25/58(d)		15,451	15,419,174
Series 2019-E, Class A, 3.00%, 09/25/59(e)		50,525	49,322,325
Series 2019-E, Class B, 4.88%, 09/25/59(e)		5,540	4,613,370
Series 2019-E, Class C, 0.00%, 09/25/59		13,124	6,142,410
Series 2019-G, Class A, 3.00%, 09/25/59(e)		32,089	31,111,712
Series 2019-G, Class B, 4.25%, 09/25/59(e)		4,280	3,465,351
Series 2019-G, Class C, 0.00%, 09/25/59		10,861	7,875,697
Series 2019H, Class A, 3.00%, 11/25/59(e)		30,204	29,271,905
Series 2019H, Class B, 4.25%, 11/25/59(e)		3,968	3,212,737
Series 2019-H, Class C, 0.00%, 11/25/59		10,138	7,749,160
Series 2020-A, Class A, 2.37%, 12/25/59(e)		51,876	51,515,792
Series 2020-A, Class B, 3.50%, 12/25/59(e)		7,074	7,002,919
Series 2020-A, Class C, 0.00%, 12/25/59(c)		17,169	10,673,856
ALM VII R-2 Ltd., Series 2013-7R2A, Class CR2, (LIBOR USD 3 Month + 3.00%), 4.22%, 10/15/27(a)(b)		1,750	1,578,805
ALM XVII Ltd.(a)(b):
Series 2015-17A, Class BR, (LIBOR USD 3 Month + 2.10%), 3.32%, 01/15/28		2,350	2,271,987
Series 2015-17A, Class CR, (LIBOR USD 3 Month + 2.80%), 4.02%, 01/15/28		2,530	2,301,773
American Homes 4 Rent Trust(a):
Series 2014-SFR2, Class E, 6.23%, 10/17/36		8,624	9,585,704
Series 2015-SFR1, Class XS, 0.00%, 04/17/52(d)		22,910	229
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (LIBOR USD 1 Month + 0.48%), 0.66%, 05/25/35(b)		8,140	7,113,782
B2R Mortgage Trust(a):
Series 2015-2, Class A, 3.34%, 11/15/48		526	525,806
Series 2015-2, Class XA, 2.62%, 11/15/48(d)		6,347	13,328
BankAmerica Manufactured Housing Contract Trust(d):
Series 1997-2, Class B1, 7.07%, 02/10/22		4,500	2,779,083
Series 1998-2, Class B1, 7.50%, 12/10/25		8,475	4,184,549

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Bayview Financial Revolving Asset Trust(a)(b):
Series 2004-B, Class A1, (LIBOR USD 1 Month + 1.00%), 1.18%, 05/28/39	USD	24,748	$20,285,636
Series 2004-B, Class A2, (LIBOR USD 1 Month + 1.30%), 1.48%, 05/28/39		1,372	1,135,581
Series 2005-A, Class A1, (LIBOR USD 1 Month + 1.00%), 1.18%, 02/28/40		17,193	15,700,577
Series 2005-E, Class A1, (LIBOR USD 1 Month + 1.00%), 1.18%, 12/28/40		2,726	2,394,692
BCMSC Trust(d):
Series 2000-A, Class A2, 7.58%, 06/15/30		7,777	2,259,660
Series 2000-A, Class A3, 7.83%, 06/15/30		7,219	2,168,317
Series 2000-A, Class A4, 8.29%, 06/15/30		5,207	1,655,798
Bear Stearns Asset-Backed Securities I Trust(b):
Series 2004-HE7, Class M2, (LIBOR USD 1 Month + 1.73%), 1.91%, 08/25/34		514	509,754
Series 2006-HE1, Class 1M4, (LIBOR USD 1 Month + 0.68%), 0.86%, 12/25/35		4,513	5,522,834
Series 2006-HE7, Class 1A2, (LIBOR USD 1 Month + 0.17%), 0.35%, 09/25/36		5,171	6,258,075
Series 2006-HE8, Class 1A3, (LIBOR USD 1 Month + 0.26%), 0.44%, 10/25/36		2,391	2,018,820
Series 2007-FS1, Class 1A3, (LIBOR USD 1 Month + 0.17%), 0.35%, 05/25/35		4,238	4,550,866
Series 2007-HE1, Class 21A2, (LIBOR USD 1 Month + 0.16%), 0.34%, 01/25/37		2,568	2,515,897
Series 2007-HE2, Class 1A4, (LIBOR USD 1 Month + 0.32%), 0.50%, 03/25/37		2,717	1,919,067
Series 2007-HE2, Class 22A, (LIBOR USD 1 Month + 0.14%), 0.32%, 03/25/37		3,918	3,767,137
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 0.32%, 03/25/37		6,975	7,216,549
Series 2007-HE3, Class 1A3, (LIBOR USD 1 Month + 0.25%), 0.43%, 04/25/37		2,917	3,118,972
Series 2007-HE3, Class 1A4, (LIBOR USD 1 Month + 0.35%), 0.53%, 04/25/37		18,466	15,030,835
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 1.38%, 01/25/36(b)		212	211,381
Carrington Mortgage Loan Trust(b):
Series 2006-NC1, Class M2, (LIBOR USD 1 Month + 0.42%), 0.60%, 01/25/36		1,620	1,088,187

Security	Par (000)		Value

United States (continued)
Series 2006-NC4, Class A3, (LIBOR USD 1 Month + 0.16%), 0.34%, 10/25/36	USD	2,556	$2,383,022
Series 2006-NC5, Class A3, (LIBOR USD 1 Month + 0.15%), 0.33%, 01/25/37		1,372	1,030,544
Cascade MH Asset Trust, Series 2019- MH1, Class A, 4.00%, 11/25/44(a)(d)		24,739	24,535,800
C-BASS Trust, Series 2006-CB7, Class A4, (LIBOR USD 1 Month + 0.16%), 0.34%, 10/25/36(b)		1,731	1,321,036
Citigroup Mortgage Loan Trust(b):
Series 2007-AHL2, Class A3B, (LIBOR USD 1 Month + 0.20%), 0.38%, 05/25/37		17,586	13,354,396
Series 2007-AHL2, Class A3C, (LIBOR USD 1 Month + 0.27%), 0.45%, 05/25/37		7,988	6,113,899
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.55%, 12/05/22(a)(d)		43,531	44,217,734
Conseco Finance Corp.:
Series 1996-10, Class B1, 7.24%, 11/15/28(d)		3,527	3,547,652
Series 1997-3, Class M1, 7.53%, 03/15/28(d)		4,813	4,855,316
Series 1997-6, Class M1, 7.21%, 01/15/29(d)		3,646	3,713,907
Series 1998-4, Class M1, 6.83%, 04/01/30(d)		980	933,737
Series 1998-6, Class M1, 6.63%, 06/01/30(d)		2,948	2,836,244
Series 1998-8, Class A1, 6.28%, 09/01/30		2,476	2,565,894
Series 1998-8, Class M1, 6.98%, 09/01/30(d)		7,183	6,496,431
Series 1999-5, Class A5, 7.86%, 03/01/30(d)		3,033	1,818,798
Series 1999-5, Class A6, 7.50%, 03/01/30(d)		3,254	1,881,319
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(d)		4,601	1,678,853
Series 2000-4, Class A6, 8.31%, 05/01/32(d)		5,750	2,025,111
Series 2000-5, Class A6, 7.96%, 05/01/31		6,643	3,324,219
Series 2000-5, Class A7, 8.20%, 05/01/31		12,095	6,230,536
Countrywide Asset-Backed Certificates, Series 2006-S3, Class A4, 6.53%, 01/25/29(e)		997	1,103,889
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 01/25/30(a)		4,853	4,832,180
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.26%, 12/25/36(e)		1,309	1,226,503
Series 2006-MH1, Class B1, 6.25%, 10/25/36(a)(e)		2,397	2,488,866
Series 2006-SL1, Class A2, 6.06%, 09/25/36(a)(e)		13,018	1,556,696
Series 2007-CB6, Class A4, (LIBOR USD 1 Month + 0.34%), 0.52%, 07/25/37(a)(b)		2,013	1,550,615

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
CWABS Asset-Backed Certificates Trust:
Series 2005-16, Class 1AF, 4.63%, 04/25/36(d)	USD	9,245	$8,881,856
Series 2005-17, Class 1AF4, 6.05%, 05/25/36(e)		4,415	4,515,342
Series 2006-11, Class 3AV2, (LIBOR USD 1 Month + 0.16%), 0.34%, 09/25/46(b)		649	627,319
Series 2006-18, Class M1, (LIBOR USD 1 Month + 0.30%), 0.48%, 03/25/37(b)		12,130	7,801,459
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (LIBOR USD 1 Month + 0.27%), 0.45%, 03/15/34(b)		620	575,248
CWHEQ Home Equity Loan Trust, Series 2006-S5, Class A5, 6.16%, 06/25/35		1,707	1,853,421
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(b):
Series 2006-RES, Class 4Q1B, (LIBOR USD 1 Month + 0.30%), 0.48%, 12/15/33		60	56,827
Series 2006-RES, Class 5B1A, (LIBOR USD 1 Month + 0.19%), 0.37%, 05/15/35		768	730,564
Series 2006-RES, Class 5B1B, (LIBOR USD 1 Month + 0.19%), 0.37%, 05/15/35(c)		563	525,000
CWHEQ Revolving Home Equity Loan Trust(b):
Series 2005-B, Class 2A, (LIBOR USD 1 Month + 0.18%), 0.36%, 05/15/35		1,789	1,723,590
Series 2006-C, Class 2A, (LIBOR USD 1 Month + 0.18%), 0.36%, 05/15/36		6,706	6,370,193
Series 2006-H, Class 1A, (LIBOR USD 1 Month + 0.15%), 0.33%, 11/15/36		4,161	3,358,361
Dividend Solar Loans LLC, Series 2018-1, Class B, 4.29%, 07/20/38(a)		1,144	1,126,117
Dorchester Park CLO DAC(a)(b):
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.45%), 2.59%, 04/20/28		4,243	4,098,219
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.75%), 2.89%, 04/20/28		1,860	1,768,785
Education Funding Trust, Series 2020- A, Class R, 0.00%, 07/25/41(a)(c)		75	16,295,250
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/38(a)(d)		18,154	18,956,071
Finance of America HECM Buyout, Series 2020-HB1, Class M5, 6.00%, 02/25/30(a)(c)(d)		3,481	2,556,446
First Franklin Mortgage Loan Trust(b):
Series 2004-FFH3, Class M3, (LIBOR USD 1 Month + 1.05%), 1.23%, 10/25/34		2,818	2,481,911
Series 2006-FF13, Class A1, (LIBOR USD 1 Month + 0.12%), 0.30%, 10/25/36		5,755	4,239,486

Security	Par (000)		Value

United States (continued)
Series 2006-FF16, Class 2A4, (LIBOR USD 1 Month + 0.21%), 0.39%, 12/25/36	USD	6,552	$3,788,992
Fremont Home Loan Trust(b):
Series 2006-3, Class 1A1, (LIBOR USD 1 Month + 0.14%), 0.32%, 02/25/37		7,849	5,982,650
Series 2006-3, Class 2A3, (LIBOR USD 1 Month + 0.17%), 0.35%, 02/25/37		6,626	3,150,469
GAM Resecuritization Trust, Series 2018-B, Class A1, (US Prime Rate - 2.00%), 1.25%, 08/27/51(a)(b)		13,350	12,525,471
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, (LIBOR USD 1 Month + 0.50%), 0.68%, 12/25/35(b)		888	867,371
GoldenTree Loan Opportunities X Ltd., Series 2015-10A, Class AR, (LIBOR USD 3 Month + 1.12%), 2.26%, 07/20/31(a)(b)		4,833	4,732,775
Greenpoint Manufactured Housing(d):
Series 1999-5, Class M1B, 8.29%, 12/15/29		3,550	3,711,332
Series 1999-5, Class M2, 9.23%, 12/15/29		3,580	3,009,161
GSAA Home Equity Trust:
Series 2005-14, Class 1A2, (LIBOR USD 1 Month + 0.35%), 0.53%, 12/25/35(b)		1,962	757,900
Series 2006-4, Class 1A1, 3.60%, 03/25/36(d)		5,770	4,490,685
Series 2007-2, Class AF3, 5.92%, 03/25/37(d)		1,611	465,742
GSAMP Trust(b):
Series 2007-H1, Class A1B, (LIBOR USD 1 Month + 0.20%), 0.38%, 01/25/47		4,001	2,364,821
Series 2007-HS1, Class M6, (LIBOR USD 1 Month + 2.25%), 2.43%, 02/25/47		3,414	3,339,889
Home Equity Asset Trust, Series 2007-1, Class 2A3, (LIBOR USD 1 Month + 0.15%), 0.33%, 05/25/37(b)		6,615	5,430,297
Home Equity Mortgage Loan Asset-Backed Trust(b):
Series 2004-A, Class M2, (LIBOR USD 1 Month + 2.03%), 2.21%, 07/25/34		1,715	1,683,686
Series 2007-A, Class 2A2, (LIBOR USD 1 Month + 0.19%), 0.37%, 04/25/37		5,269	3,722,932
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(e)		9,848	2,680,899
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (LIBOR USD 1 Month + 0.72%), 0.90%, 04/15/36(b)		4,397	4,057,428
Invitation Homes Trust(a)(b):
Series 2018-SFR1, Class E, (LIBOR USD 1 Month + 2.00%), 2.19%, 03/17/37		1,084	1,048,973
Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 1.19%, 07/17/37		7,364	7,309,501

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020,	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value

United States (continued)
Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 2.19%, 07/17/37	USD	6,617		$6,289,822
Irwin Home Equity Loan Trust(a):
Series 2006-3, Class 2A3, 6.53%, 09/25/37(e)		1,198		1,180,749
Series 2006-P1, Class 1A, (LIBOR USD 1 Month + 0.28%), 0.46%, 12/25/36(b)		217		197,340
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1, (LIBOR USD 1 Month + 0.27%), 0.45%, 05/25/36(b)		3,380		3,134,360
Legacy Mortgage Asset Trust(a):
Series 2019-SL1, Class A, 4.00%, 12/28/54(d)		10,748		10,821,067
Series 2019-SL2, Class A, 3.38%, 02/25/59(c)(d)		19,869		18,279,760
Series 2019-SL2, Class B, 0.00%, 02/25/59(c)		5,486		976,581
Series 2019-SL2, Class M, 4.25%, 02/25/59(c)(d)		4,695		3,709,050
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 04/15/40(d)		17,241		18,212,263
Series 2002-A, Class C, 0.00%, 06/15/33		1,061		908,752
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (LIBOR USD 1 Month + 0.09%), 0.27%, 06/25/37(a)(b)		1,304		961,188
Lendmark Funding Trust(a):
Series 2018-1A, Class A, 3.81%, 12/21/26		12,523		12,642,243
Series 2018-2A, Class A, 4.23%, 04/20/27		11,275		11,311,721
Series 2019-2A, Class A, 2.78%, 04/20/28		23,655		23,656,795
Series 2019-2A, Class B, 3.22%, 04/20/28		6,150		5,716,252
Series 2019-2A, Class C, 3.72%, 04/20/28		7,820		7,102,094
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(c)		9,710		9,684,584
Long Beach Mortgage Loan Trust(b):
Series 2006-2, Class 1A, (LIBOR USD 1 Month + 0.18%), 0.36%, 03/25/46		—	(f)	2
Series 2006-5, Class 2A3, (LIBOR USD 1 Month + 0.15%), 0.33%, 06/25/36		10,238		5,569,883
Series 2006-7, Class 2A3, (LIBOR USD 1 Month + 0.16%), 0.34%, 08/25/36		16,934		8,389,969
Series 2006-9, Class 2A2, (LIBOR USD 1 Month + 0.11%), 0.29%, 10/25/36		4,096		1,807,783
Series 2006-9, Class 2A4, (LIBOR USD 1 Month + 0.23%), 0.41%, 10/25/36		5,477		2,513,147
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (LIBOR USD 1 Month + 3.25%), 3.43%, 03/25/32(b)		3,644		3,634,812

Security		Par (000)		Value
United States (continued)
Mariner CLO LLC(a)(b):
Series 2015-1A, Class BR2, (LIBOR USD 3 Month + 1.50%), 2.64%, 04/20/29	USD	23,708		$22,830,579
Series 2015-1A, Class CR2, (LIBOR USD 3 Month + 1.90%), 3.04%, 04/20/29		14,000		13,393,518
Mariner Finance Issuance Trust(a):
Series 2019-AA, Class A, 2.96%, 07/20/32		24,980		24,628,586
Series 2019-AA, Class B, 3.51%, 07/20/32		5,530		5,336,773
Series 2019-AA, Class C, 4.01%, 07/20/32		4,920		4,667,936
MASTR Asset-Backed Securities Trust(b):
Series 2006-AM2, Class A4, (LIBOR USD 1 Month + 0.26%), 0.44%, 06/25/36(a)		5,043		4,555,088
Series 2007-HE1, Class A4, (LIBOR USD 1 Month + 0.28%), 0.46%, 05/25/37		5,000		3,904,212
MASTR Specialized Loan Trust, Series 2006-3, Class A, (LIBOR USD 1 Month + 0.26%), 0.44%, 06/25/46(a)(b)		1,669		1,548,066
Merrill Lynch First Franklin Mortgage
Loan Trust, Series 2007-2, Class A2C, (LIBOR USD 1 Month + 0.24%), 0.42%, 05/25/37(b)		5,067		3,499,018
Merrill Lynch Mortgage Investors Trust(b):
Series 2006-OPT1, Class M1, (LIBOR USD 1 Month + 0.26%), 0.44%, 08/25/37		1,096		517,285
Series 2006-RM3, Class A2B, (LIBOR USD 1 Month + 0.09%), 0.27%, 06/25/37		3,073		829,190
Mill City Solar Loan Ltd.(a):
Series 2019-1A, Class A, 4.34%, 03/20/43		17,537		18,273,089
Series 2019-2GS, Class A, 3.69%, 07/20/43		30,206		30,513,610
Morgan Stanley ABS Capital I, Inc. Trust(b):
Series 2005-HE5, Class M4, (LIBOR USD 1 Month + 0.87%), 1.05%, 09/25/35		10,086		5,184,594
Series 2007-NC1, Class A1, (LIBOR USD 1 Month + 0.13%), 0.31%, 11/25/36		—	(f)	1
Morgan Stanley Mortgage Loan Trust, Series 2007-9SL, Class A, (LIBOR USD 1 Month + 0.32%), 0.50%, 07/25/37(b)		2,918		2,743,194
Mosaic Solar Loan Trust(a):
Series 2018-2GS, Class A, 4.20%, 02/22/44		17,437		18,039,735
Series 2018-2GS, Class C, 5.97%, 02/22/44(c)		4,229		4,081,377
Series 2019-1A, Class A, 4.37%, 12/21/43		27,103		28,407,136
Series 2019-2A, Class A, 2.88%, 09/20/40		2,397		2,383,775
Series 2020-1A, Class A, 2.10%, 04/20/46		2,920		2,942,656

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Series 2020-1A, Class B, 4.35%, 04/20/46	USD	4,420	$4,455,695
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3, (LIBOR USD 1 Month + 0.18%), 0.36%, 06/25/37(b)		203	202,094
Navient Private Education Loan Trust(a):
Series 2014-AA, Class B, 3.50%, 08/15/44		14,970	15,255,099
Series 2015-AA, Class B, 3.50%, 12/15/44		10,722	10,884,303
Navient Private Education Refi Loan Trust(a):
Series 2018-DA, Class A2A, 4.00%, 12/15/59		21,270	22,393,352
Series 2019-D, Class A2A, 3.01%, 12/15/59		7,400	7,648,352
Series 2019-D, Class A2B, (LIBOR USD 1 Month + 1.05%), 1.23%, 12/15/59(b)		16,860	16,467,924
Series 2019-FA, Class A2, 2.60%, 08/15/68		14,780	15,060,842
Navient Student Loan Trust, Series 2019-BA, Class A2A, 3.39%, 12/15/59(a)(c)		19,210	20,272,313
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006- S5, Class A1, (LIBOR USD 1 Month + 0.40%), 0.58%, 10/25/36(a)(b)		379	349,533
Oakwood Mortgage Investors, Inc.(d):
Series 2001-D, Class A2, 5.26%, 01/15/19		2,251	1,546,436
Series 2001-D, Class A4, 6.93%, 09/15/31		1,841	1,449,225
OneMain Financial Issuance Trust(a):
Series 2019-1A, Class B, 3.79%, 02/14/31		8,900	8,952,507
Series 2019-2A, Class A, 3.14%, 10/14/36		38,170	40,291,428
Series 2020-1A, Class A, 3.84%, 05/14/32		21,040	21,802,744
Option One Mortgage Loan Trust:
Series 2006-3, Class 1A1, (LIBOR USD 1 Month + 0.14%), 0.32%, 02/25/37(b)		2,267	1,639,038
Series 2007-CP1, Class 2A3, (LIBOR USD 1 Month + 0.21%), 0.39%, 03/25/37(b)		6,755	4,217,792
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(e)		20,827	19,541,503
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)		18,224	17,149,566
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(e)		9,622	9,900,354
Origen Manufactured Housing Contract Trust:
Series 2001-A, Class M1, 7.82%, 03/15/32(d)		4,424	4,296,003
Series 2007-B, Class A1, (LIBOR USD 1 Month + 1.20%), 1.38%, 10/15/37(a)(b)(c)		4,985	4,748,795
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C, 6.00%, 01/25/37(e)		5,324	5,067,165

Security		Par (000)	Value
United States (continued)
Progress Residential Trust(a):
Series 2017-SFR1, Class A, 2.77%, 08/17/34	USD	7,010	$7,118,816
Series 2018-SFR1, Class F, 4.78%, 03/17/35		4,287	4,156,682
Series 2018-SFR2, Class F, 4.95%, 08/17/35		2,873	2,884,334
Series 2020-SFR2, Class B, 2.58%, 06/18/37		950	978,741
RAMP Series Trust, Series 2004-RS7, Class A2A, (LIBOR USD 1 Month + 0.62%), 0.80%, 07/25/34(b)		3,636	2,986,315
RASC Series Trust, Series 2006-EMX9, Class 1A4, (LIBOR USD 1 Month + 0.24%), 0.42%, 11/25/36(b)		2,694	1,825,457
Regional Management Issuance Trust, Series 2019-1, Class A, 3.05%, 11/15/28(a)		25,860	25,428,616
Republic Finance Issuance Trust, Series 2019-A, Class A, 3.43%, 11/22/27(a)		32,070	31,907,970
SACO I Trust, Series 2006-9, Class A1, (LIBOR USD 1 Month + 0.30%), 0.48%, 08/25/36(b)		1,227	1,205,885
Saxon Asset Securities Trust, Series 2007-1, Class M1, (LIBOR USD 1 Month + 0.29%), 0.47%, 01/25/47(b)		3,215	2,230,742
Security National Mortgage Loan Trust, Series 2007-1A, Class 2A, (LIBOR USD 1 Month + 0.35%), 0.53%, 04/25/37(a)(b)		1,172	1,160,876
Sesac Finance LLC, Series 2019-1, Class A2, 5.22%, 07/25/49(a)		19,433	19,957,651
SG Mortgage Securities Trust(b):
Series 2006-FRE2, Class A2C, (LIBOR USD 1 Month + 0.16%), 0.34%, 07/25/36		2,572	764,525
Series 2006-OPT2, Class A3D, (LIBOR USD 1 Month + 0.21%), 0.39%, 10/25/36		4,623	3,335,035
SLM Private Credit Student Loan Trust(b):
Series 2004-B, Class A4, (LIBOR USD 3 Month + 0.43%), 0.74%, 09/15/33		3,770	3,547,019
Series 2004-B, Class B, (LIBOR USD 3 Month + 0.47%), 0.78%, 09/15/33		964	960,184
Series 2005-A, Class A4, (LIBOR USD 3 Month + 0.31%), 0.62%, 12/15/38		12,330	11,637,261
Series 2005-B, Class A4, (LIBOR USD 3 Month + 0.33%), 0.64%, 06/15/39		25,735	24,131,978
Series 2005-B, Class B, (LIBOR USD 3 Month + 0.40%), 0.71%, 06/15/39		8,056	7,818,329
Series 2006-A, Class A5, (LIBOR USD 3 Month + 0.29%), 0.60%, 06/15/39		28,259	26,207,465
Series 2006-B, Class A5, (LIBOR USD 3 Month + 0.27%), 0.58%, 12/15/39		28,706	26,471,200
Series 2006-BW, Class A5, (LIBOR USD 3 Month + 0.20%), 0.51%, 12/15/39		13,137	12,502,392

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Series 2007-A, Class A4A, (LIBOR USD 3 Month + 0.24%), 0.55%, 12/16/41	USD	20,009	$18,956,723
SLM Private Education Loan Trust, Series 2010-C, Class A5, (LIBOR USD 1 Month + 4.75%), 4.93%, 10/15/41(a)(b)		28,430	30,345,397
SMB Private Education Loan Trust(a):
Series 2015-B, Class B, 3.50%, 12/17/40		10,350	10,469,947
Series 2015-C, Class B, 3.50%, 09/15/43		6,210	6,458,139
Series 2019-B, Class A2A, 2.84%, 06/15/37		26,760	27,638,121
Series 2020-A, Class B, 3.00%, 08/15/45		5,930	5,907,688
Series 2020-PTA, Class A2A, 1.60%, 09/15/54		33,260	32,798,631
Series 2020-PTA, Class B, 2.50%, 09/15/54		11,625	11,596,732
SoFi Professional Loan Program LLC, Series 2019-B, Class A2FX, 3.09%, 08/17/48(a)		9,740	10,118,492
SoFi Professional Loan Program Trust(a):
Series 2018-C, Class A2FX, 3.59%, 01/25/48		13,930	14,544,909
Series 2020-A, Class A2FX, 2.54%, 05/15/46		14,990	15,533,362
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (LIBOR USD 1 Month + 0.80%), 0.98%, 01/25/35(b)		136	125,667
SpringCastle Funding Asset-Backed Notes(a):
Series 2019-AA, Class A, 3.20%, 05/27/36		33,676	33,924,387
Series 2019-AA, Class B, 3.58%, 05/27/36		43,865	42,026,105
Sunrun Xanadu Issuer LLC, Series 2019-1A, Class A, 3.98%, 06/30/54(a)		20,616	20,163,530
Towd Point Mortgage Trust, Series 2019-SJ2, Class M1, 4.50%, 11/25/58(a)(d)		20,440	20,617,194
Tricon American Homes Trust(a):
Series 2018-SFR1, Class E, 4.56%, 05/17/37		2,360	2,410,613
Series 2018-SFR1, Class F, 4.96%, 05/17/37		1,630	1,646,882
Velocity Commercial Capital Loan Trust:
Series 2016-2, Class M2, 4.46%, 10/25/46(d)		589	590,880
Series 2017-1, Class M2, (LIBOR USD 1 Month + 0.00%), 4.45%, 05/25/47(a)(b)		1,110	1,099,397
Series 2017-1, Class M3, (LIBOR USD 1 Month + 0.00%), 5.35%, 05/25/47(a)(b)		1,110	1,083,991
Vericrest Opportunity Loan Trust, Series 2019-NPL2, Class A1, 3.97%, 02/25/49(a)(e)		2,874	2,886,838
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (LIBOR USD 1 Month + 0.13%), 0.62%, 07/25/37(a)(b)		6,417	5,700,569

Security		Par (000)	Value
United States (continued)
Washington Mutual Asset-Backed CertificatesTrust(b):
Series 2006-HE4, Class 2A2, (LIBOR USD 1 Month + 0.18%), 0.36%, 09/25/36	USD	15,929	$6,883,535
Series 2006-HE5, Class 1A, (LIBOR USD 1 Month + 0.16%), 0.34%, 10/25/36		5,770	4,498,104
Yale Mortgage Loan Trust, Series 2007-1, Class A, (LIBOR USD 1 Month + 0.40%), 0.58%, 06/25/37(a)(b)		6,537	2,619,257

			2,173,572,882

Total Asset-Backed Securities — 14.4% (Cost: $4,695,799,533)			4,495,538,388

		Shares
Common Stocks — 2.0%

Brazil — 0.0%
Oi SA, ADR(g)		1,125,792	1,182,082

Canada — 0.0%(g)
Largo Resources Ltd.		1,184,743	733,046
Northern Graphite Corp.		435,208	57,703

			790,749

Hong Kong — 0.0%
WH Group Ltd.(a)		6,244,000	5,396,030

Italy — 0.1%
Enel SpA		165	1,427
Snam SpA		942,000	4,592,395
Telecom Italia SpA		1,898,532	738,912
UniCredit SpA(g)		1,875,806	17,312,224

			22,644,958

Netherlands — 0.1%
Altice Europe NV(g)		107,213	414,650
ING Groep NV		393,400	2,742,356
NXP Semiconductors NV		108,225	12,341,979

			15,498,985

Spain — 0.0%
Telefonica SA		606,505	2,900,779

Switzerland — 0.0%
STMicroelectronics NV		120,100	3,273,722

Taiwan — 0.2%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR		977,900	55,515,383

United Kingdom — 0.1%
Arrow Global Group plc		178,480	196,606
Hut Group (The) (Acquired 12/03/19, Cost $25,994,999)(c)(g)(h)		40,000	35,329,220
New Look Secured Issuer plc(c)(g)		18,329,433	227,120

			35,752,946

United States — 1.5%
Adobe, Inc.(g)		5,100	2,220,081
Advanced Micro Devices, Inc.(g)		83,714	4,404,194
Alphabet, Inc., Class C(g)		1,400	1,979,054
Amazon.com, Inc.(g)		800	2,207,056
Amgen, Inc.		19,313	4,555,164
Analog Devices, Inc.		22,816	2,798,154
Apple, Inc.		148,899	54,318,355

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Applied Materials, Inc.	284,200	$17,179,890
Bank of America Corp.	446,700	10,609,125
Beazer Homes USA, Inc.(g)	103,779	1,045,055
Bristow Group, Inc.(g)	175,407	2,443,424
Broadcom, Inc.	28,682	9,052,326
Caesars Entertainment Corp.(g)	2,032,697	24,656,615
Capital One Financial Corp.	31,400	1,965,326
Century Communities, Inc.(g)	143,340	4,394,804
Charter Communications, Inc., Class A(g)	3,800	1,938,152
Cisco Systems, Inc.	44,648	2,082,383
Citigroup, Inc.	292,150	14,928,865
Corning, Inc.	102,021	2,642,344
Delta Air Lines, Inc.	384,358	10,781,242
DR Horton, Inc.	286,801	15,903,115
eBay, Inc.	45,500	2,386,475
Facebook, Inc., Class A(g)	8,300	1,884,681
Forestar Group, Inc.(g)	108,149	1,630,887
HCA Healthcare, Inc.	32,500	3,154,450
Home Depot, Inc. (The)	8,100	2,029,131
Humana, Inc.	4,900	1,899,975
Intel Corp.	61,100	3,655,613
Intuitive Surgical, Inc.(g)	8,901	5,072,057
JBS SA	1,027,107	4,036,203
Johnson &Johnson	38,256	5,379,941
JPMorgan Chase &Co.	99,150	9,326,049
Lam Research Corp.	54,219	17,537,678
Las Vegas Sands Corp.	60,000	2,732,400
Lennar Corp., Class A	33,500	2,064,270
Lions Gate Entertainment Corp., Class A(g)	550,000	4,075,500
Marvell Technology Group Ltd.	66,600	2,334,996
Mastercard, Inc., Class A	6,500	1,922,050
Microchip Technology, Inc.	54,607	5,750,663
Micron Technology, Inc.(g)	23,705	1,221,282
Microsoft Corp.	14,808	3,013,576
Morgan Stanley	48,100	2,323,230
Neon Parent, Inc.(g)	21,066	5,000,226
Northrop Grumman Corp.	6,000	1,844,640
NVIDIA Corp.	88,307	33,548,712
PayPal Holdings, Inc.(g)	13,000	2,264,990
Pioneer Energy Services Corp.(c)(g)	32,629	1,267,082
PulteGroup, Inc.	458,964	15,618,545
Raytheon Technologies Corp.	139,800	8,614,476
ServiceNow, Inc.(g)	5,100	2,065,806
Simply Good Foods Co. (The)(g)(i)	482,076	8,956,972
Starbucks Corp.	345,100	25,395,909
Target Hospitality Corp.(g)	314,104	530,836
Taylor Morrison Home Corp., Class A(g)(i)	564,370	10,886,697
Texas Instruments, Inc.	135,505	17,205,070
Uber Technologies, Inc.(g)(i)	56,400	1,752,912
UnitedHealth Group, Inc.	6,800	2,005,660
US Bancorp	58,600	2,157,652
Vantage Drilling Co.(g)	1,556,671	9,690
Verizon Communications, Inc.	499,000	27,509,870
Vistra Energy Corp.	293,239	5,460,110
Western Digital Corp.	174,150	7,688,723
Wynn Resorts Ltd.	75,100	5,594,199
Xilinx, Inc.	229,344	22,565,156

		483,479,764

Total Common Stocks — 2.0% (Cost: $596,868,873)		626,435,398

Security		Par (000)	Value
Corporate Bonds — 34.1%

Argentina — 0.1%
Generacion Mediterranea SA, 9.63%, 07/27/23(a)	USD	19,029	$9,615,592
Genneia SA, 8.75%, 01/20/22(a)		1,969	1,577,660
Stoneway Capital Corp.(g)(j):
10.00%, 03/01/27		21,057	7,185,533
10.00%, 03/01/27(a)		22,987	7,844,340

			26,223,125

Australia — 0.2%
Amcor UK Finance plc, 1.13%, 06/23/27	EUR	5,540	6,274,494
FMG Resources August 2006 Pty. Ltd.(a):
4.75%, 05/15/22	USD	2,996	3,053,733
5.13%, 03/15/23		2,015	2,070,412
5.13%, 05/15/24		3,007	3,097,210
FMG Resources Pty. Ltd., 4.50%, 09/15/27(a)		706	706,261
Glencore Funding LLC, 0.00%, 03/27/25(k)(l)		3,000	2,503,530
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28		12,000	12,328,560
QBE Insurance Group Ltd., (USD Swap Rate 10 Year + 4.40%), 5.87%, 06/17/46(b)		2,817	2,979,864
Santos Finance Ltd., 5.25%, 03/13/29		13,300	14,194,976

			47,209,040

Austria — 0.2%
ams AG:
0.88%, 09/28/22(k)		800	687,999
6.00%, 07/31/25	EUR	11,964	13,307,139
7.00%, 07/31/25(a)	USD	4,500	4,455,000
BAWAG Group AG(b):
(EUR Swap Annual 5 Year + 4.42%), 5.00%(m)	EUR	3,800	3,906,410
(EUR Swap Annual 5 Year + 2.30%), 2.38%, 03/26/29		8,500	9,275,481
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, 0.38%, 09/03/27		8,200	8,414,033
Erste Group Bank AG(b)(m):
(EUR Swap Annual 5 Year + 9.02%), 8.87%		4,000	4,684,869
(EUR Swap Annual 5 Year + 6.20%), 6.50%		1,200	1,402,128
JAB Holdings BV, 3.38%, 04/17/35		3,100	4,026,913
Mondi Finance Europe GmbH, 2.38%, 04/01/28		9,075	10,991,269

			61,151,241

Belgium — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 3.50%, 06/01/30	USD	8,130	9,141,634
Solvay Finance SA, (EUR Swap Annual 5 Year + 3.70%), 5.42%(b)(m)	EUR	4,690	5,690,752
Solvay SA, 2.75%, 12/02/27		3,000	3,780,070

			18,612,456

Brazil — 0.6%
Azul Investments LLP, 5.88%, 10/26/24(a)	USD	1,177	511,995
Banco Bradesco SA, 3.20%, 01/27/25(a)		1,640	1,609,578
Banco do Brasil SA(a): 5.38%, 01/15/21		4,334	4,404,428

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Brazil (continued)
5.88%, 01/26/22	USD	5,020	$5,169,345
Banco Votorantim SA, 4.00%, 09/24/22(a)		11,000	11,075,625
BRF GmbH:
4.35%, 09/29/26(a)		11,000	10,615,000
4.35%, 09/29/26		1,305	1,259,325
Embraer Netherlands Finance BV, 5.40%, 02/01/27		5,000	4,425,000
Embraer Overseas Ltd., 5.70%, 09/16/23		11,226	10,696,273
Gol Finance SA, 7.00%, 01/31/25(a)		15,614	8,782,875
Itau Unibanco Holding SA(a):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.98%), 6.13%(b)(m)		7,819	7,310,765
2.90%, 01/24/23		18,000	17,752,500
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 6.50%(b)(m)		4,821	4,482,084
5.13%, 05/13/23		1,424	1,487,937
3.25%, 01/24/25		10,617	10,460,599
Minerva Luxembourg SA, 6.50%, 09/20/26(a)		2,068	2,078,340
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(a)		2,500	2,118,922
Odebrecht Offshore Drilling Finance Ltd.(a):
6.72%, 12/01/22		4,356	3,593,933
1.00%, (1.00% Cash or 7.72% PIK), 12/01/26(n)		214	15,925
Odebrecht Oil &Gas Finance Ltd., 0.00%(a)(l)(m)		1,010	1,010
Oi SA, 10.00%, (10.00% Cash or 4.00% PIK), 07/27/25(n)		12,367	10,310,986
Petrobras Global Finance BV:
6.13%, 01/17/22		56	58,467
4.38%, 05/20/23		601	609,076
5.30%, 01/27/25		3,833	3,973,144
7.38%, 01/17/27		475	528,437
6.00%, 01/27/28		1,899	1,983,221
5.75%, 02/01/29		10,000	10,246,875
5.09%, 01/15/30(a)		5,211	5,190,156
5.09%, 01/15/30		10,000	9,960,000
5.60%, 01/03/31		2,099	2,108,446
7.25%, 03/17/44		16,508	17,895,704
6.75%, 06/03/50		14,691	15,109,694
Rumo Luxembourg SARL, 5.88%, 01/18/25(a)		4,262	4,496,410
Suzano Austria GmbH, 5.75%, 07/14/26		1,330	1,455,103
Usiminas International SARL, 5.88%, 07/18/26(a)		1,309	1,192,826
Vale Overseas Ltd., 6.25%, 08/10/26.		1,450	1,704,656
Votorantim SA, 6.75%, 04/05/21(a)		5,000	5,140,250

			199,814,910

Canada — 0.5%
1011778 BC ULC(a):
4.25%, 05/15/24		16,512	16,541,226
5.75%, 04/15/25		750	787,500
5.00%, 10/15/25		2,846	2,829,237
3.88%, 01/15/28		883	856,660
Air Canada Pass-Through Trust(a):
Series 2015-2, Class B, 5.00%, 12/15/23		11,763	9,836,992
Series 2015-1, Class A, 3.60%, 03/15/27		396	361,796

Security		Par (000)	Value

Canada (continued)
ARI FCP Investments LP(b)(c):
(LIBOR USD 1 Month + 2.90%), 3.08%, 01/06/25	USD	7,116	$6,760,149
(LIBOR USD 1 Month + 2.90%), 3.08%, 01/30/25		3,154	3,027,365
Brookfield Residential Properties, Inc., 6.25%, 09/15/27(a)		18,458	17,651,570
Canadian National Railway Co., 2.45%, 05/01/50		1,718	1,664,009
Canadian Pacific Railway Co., 2.05%, 03/05/30		8,701	8,905,228
Gran Tierra Energy, Inc., 7.75%, 05/23/27(a)		1,020	453,900
Hammerhead Resources, Inc., Series AI, 9.00%, 07/10/22		28,700	27,392,568
Mattamy Group Corp.(a):
5.25%, 12/15/27		7,810	7,770,950
4.63%, 03/01/30		7,171	6,884,160
NOVA Chemicals Corp.(a):
5.25%, 08/01/23		21,874	21,163,095
4.88%, 06/01/24		16,606	15,485,095
Royal Bank of Canada, 0.13%, 07/23/24	EUR	6,070	6,763,055
Seven Generations Energy Ltd., 5.38%, 09/30/25(a)	USD	2,908	2,559,040
Teck Resources Ltd., 3.90%, 07/15/30(a)		10,036	9,989,320

			167,682,915

Cayman Islands — 0.0%
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 6.00%, 02/12/23(a)(b)		7,376	7,284,183
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(l)		754	537,824

			7,822,007

Chile — 0.2%
Celulosa Arauco y Constitucion SA:
4.25%, 04/30/29(a)		6,175	6,360,250
4.20%, 01/29/30		596	607,734
Colbun SA, 3.15%, 03/06/30(a)		2,906	2,919,622
Embotelladora Andina SA, 3.95%, 01/21/50(a)		8,926	8,975,093
Empresa Nacional de Telecomunicaciones SA, 4.75%, 08/01/26(a)		9,000	9,565,313
Enel Americas SA, 4.00%, 10/25/26		1,703	1,807,841
GNL Quintero SA, 4.63%, 07/31/29		2,199	2,352,930
Inversiones CMPC SA(a):
4.38%, 05/15/23		3,000	3,139,688
3.85%, 01/13/30		903	920,213
Kenbourne Invest SA, 6.88%, 11/26/24(a)		12,384	12,472,778
Latam Finance Ltd.(g)(j):
6.88%, 04/11/24		3,000	817,500
6.88%, 04/11/24(a)		1,697	462,432
VTR Comunicaciones SpA, 5.13%, 01/15/28(a)		510	520,455

			50,921,849

China — 2.6%
21Vianet Group, Inc., 7.88%, 10/15/21		5,025	5,074,044
Agile Group Holdings Ltd.:
6.70%, 03/07/22		400	410,076
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(b)(m)		2,602	2,529,118

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
ANLLIAN Capital Ltd., 0.00%, 02/05/25(k)(l)	EUR	8,300	$8,658,611
Baidu, Inc., 3.08%, 04/07/25	USD	4,825	5,049,715
Baoxin Auto Finance I Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.63%(b)(m)		2,204	1,614,430
Baozun, Inc., 1.63%, 05/01/24(k)		2,577	2,484,901
Beijing Environment Bvi Co. Ltd., 5.30%, 10/18/21		7,725	7,798,774
Bi Hai Co. Ltd., 6.25%, 03/05/22		4,575	4,656,492
Bright Scholar Education Holdings Ltd., 7.45%, 07/31/22		200	204,940
CCTI Ltd., 3.63%, 08/08/22		18,215	18,357,305
Central China Real Estate Ltd.:
6.88%, 10/23/20		5,300	5,300,000
6.50%, 03/05/21		1,670	1,666,644
6.75%, 11/08/21		3,925	3,899,134
6.88%, 08/08/22		200	197,750
7.25%, 04/24/23		400	394,824
Central Huijin Investment Ltd., 3.83%, 05/22/24	CNY	120,000	17,232,503
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21	USD	6,118	6,202,122
7.13%, 04/08/22		300	300,362
8.60%, 04/08/24		7,250	7,148,047
China Aoyuan Group Ltd.:
4.80%, 02/18/21		8,000	7,950,000
7.50%, 05/10/21		200	202,486
8.50%, 01/23/22		200	206,588
7.95%, 02/19/23		17,182	17,829,933
6.35%, 02/08/24		14,200	14,074,272
China City Construction International Co. Ltd., 5.35%, 07/03/17(g)(j)	CNY	2,990	23,255
China Conch Venture Holdings International Ltd., 0.00%, 09/05/23(k)(l)	HKD	51,000	7,063,399
China Construction Bank Corp.(b):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 4.25%, 02/27/29	USD	8,470	9,047,019
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.15%), 2.45%, 06/24/30		20,050	19,971,769
China Education Group Holdings Ltd., 2.00%, 03/28/24(k)	HKD	73,000	10,084,793
China Evergrande Group:
6.25%, 06/28/21	USD	200	191,250
9.50%, 04/11/22		200	187,810
11.50%, 01/22/23		770	727,935
4.25%, 02/14/23(k)	HKD	291,000	35,375,339
10.00%, 04/11/23	USD	4,707	4,255,410
7.50%, 06/28/23		8,000	6,697,500
12.00%, 01/22/24		10,635	9,759,633
10.50%, 04/11/24		200	172,625
China Huadian Overseas Development 2018 Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.07%), 3.38%(b)(m)		14,775	14,904,281
China Oil &Gas Group Ltd., 5.50%, 01/25/23		200	197,875
China Resources Land Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.14%), 3.75%(b)(m)		11,945	12,086,787

Security		Par (000)	Value

China (continued)
China SCE Group Holdings Ltd.:
8.75%, 01/15/21	USD	200	$201,688
7.25%, 04/19/23		7,200	7,146,000
7.38%, 04/09/24		4,549	4,467,971
China Shuifa Singyes Energy Holdings Ltd., 2.00%, (2.00% Cash or 6.00% PIK), 12/19/22(n)		2,648	2,250,476
China Southern Power Grid Co. Ltd., 3.85%, 07/17/24	CNY	20,000	2,868,183
Chinalco Capital Holdings Ltd.:
4.25%, 04/21/22	USD	11,875	12,001,172
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.79%), 4.10%(b)(m)		6,285	6,308,569
Chong Hing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 5.70%(b)(m)		250	232,333
CIFI Holdings Group Co. Ltd.:
7.63%, 03/02/21		200	203,250
7.63%, 02/28/23		300	315,165
6.55%, 03/28/24		500	513,965
6.45%, 11/07/24		200	203,000
CITIC Ltd., 2.85%, 02/25/30		9,010	9,218,356
Coastal Emerald Ltd.: 3.95%, 08/01/22		6,010	5,970,995
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.45%), 4.30%(b)(m)		10,420	10,472,100
Country Garden Holdings Co. Ltd.:
7.13%, 04/25/22		200	209,328
8.00%, 01/27/24		300	323,706
6.50%, 04/08/24		200	212,125
5.40%, 05/27/25		6,665	6,914,937
6.15%, 09/17/25		200	211,593
Easy Tactic Ltd.:
8.75%, 01/10/21		200	198,500
9.13%, 07/28/22		200	190,793
8.13%, 02/27/23		200	182,312
8.63%, 02/27/24		6,600	5,933,812
8.13%, 07/11/24		5,360	4,683,300
ENN Clean Energy International Investment Ltd., 7.50%, 02/27/21		200	201,250
European TopSoho SARL, Series SMCP, 4.00%, 09/21/21(k)	EUR	7,400	4,439,041
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21	USD	5,285	5,286,652
11.75%, 04/17/22		2,120	2,191,508
7.95%, 07/05/22		5,938	5,722,747
Fortune Star BVI Ltd.:
6.88%, 01/31/21		300	303,000
6.75%, 07/02/23		400	404,000
Franshion Brilliant Ltd., 4.25%, 07/23/29		8,695	8,700,434
Gemdale Ever Prosperity Investment Ltd., 4.95%, 07/26/22		200	198,500
Golden Eagle Retail Group Ltd., 4.63%, 05/21/23(a)		200	183,000
Greenland Global Investment Ltd.:
7.25%, 03/12/22		200	203,408
5.60%, 11/13/22		200	196,472
6.25%, 12/16/22		210	210,787
Guojing Capital BVI Ltd., 3.95%, 12/11/22		5,739	5,866,334
Harvest International Co., 0.00%, 11/21/22(k)(l)	HKD	96,000	12,714,215

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
Health &Happiness H&H International Holdings Ltd., 5.63%, 10/24/24	USD	200	$203,688
Hilong Holding Ltd., 8.25%, 09/26/22		2,275	853,125
Hopson Capital International Group Co. Ltd., 6.00%, 02/17/21		8,000	7,890,000
Hopson Development Holdings Ltd., 7.50%, 06/27/22		300	300,453
Huachen Energy Co. Ltd., 6.63%, 05/18/20(g)(j)		3,193	1,262,233
Huarong Finance 2019 Co. Ltd., 4.50%, 05/29/29		14,204	15,131,699
Huarong Finance Co. Ltd.:
3.25%, 11/13/24		19,500	19,649,924
3.88%, 11/13/29		13,985	14,286,551
Huarong Finance II Co. Ltd., 5.00%, 11/19/25		12,250	13,337,187
Jingrui Holdings Ltd., 9.45%, 04/23/21		7,000	6,763,750
JOYY, Inc., 0.75%, 06/15/25(k)		1,667	1,838,756
Kaisa Group Holdings Ltd.:
6.75%, 02/18/21		5,515	5,494,319
11.25%, 04/09/22		200	207,687
8.50%, 06/30/22		4,146	4,100,601
11.95%, 10/22/22		6,200	6,461,563
11.50%, 01/30/23		200	204,442
10.88%, 07/23/23		200	199,688
9.38%, 06/30/24		1,000	915,000
King Talent Management Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(b)(m)		4,946	4,204,100
Knight Castle Investments Ltd., 7.99%, 01/23/21		6,000	3,997,500
KWG Group Holdings Ltd.:
9.85%, 11/26/20		200	203,500
7.88%, 08/09/21		200	204,687
7.88%, 09/01/23		200	207,184
7.40%, 03/05/24		200	203,776
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(b)(m)		7,900	7,979,000
Logan Group Co. Ltd., 6.50%, 07/16/23		400	409,500
Longfor Group Holdings Ltd., 3.95%, 09/16/29		5,470	5,663,159
Luye Pharma Group Ltd., 1.50%, 07/09/24(k)		11,860	11,409,416
New Metro Global Ltd., 6.50%, 04/23/21		300	300,603
Nickel Resources International Holdings Co. Ltd., Series 1, 12.00%, 12/24/49(g)(j)	HKD	8,000	103,219
Pearl Holding III Ltd., 9.50%, 12/11/22	USD	7,000	1,724,310
PetroChina Co. Ltd.:
3.66%, 02/22/24	CNY	60,000	8,585,790
3.96%, 04/23/24		100,000	14,464,735
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(k)(l)	USD	24,000	23,248,810
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22		5,860	5,919,826
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		9,232	2,900,279
Redsun Properties Group Ltd.:
11.50%, 03/04/21		8,000	8,147,500
9.95%, 04/11/22		300	300,900
RKPF Overseas 2019 A Ltd.:
7.88%, 02/01/23		300	313,578

Security		Par (000)	Value

China (continued)
6.70%, 09/30/24	USD	200	$202,563
Rock International Investment, Inc., 6.63%, 03/27/20(g)(j)		6,111	2,205,263
Rongshi International Finance Ltd., 3.75%, 05/21/29		17,935	19,818,175
Ronshine China Holdings Ltd.:
11.25%, 08/22/21		2,830	2,968,179
10.50%, 03/01/22		2,200	2,335,438
8.75%, 10/25/22		5,260	5,463,384
8.95%, 01/22/23		6,280	6,558,675
Scenery Journey Ltd.:
11.00%, 11/06/20		200	201,562
11.50%, 10/24/22		4,630	4,389,935
13.00%, 11/06/22		200	195,375
Seazen Group Ltd.:
6.50%, 09/12/20		3,500	3,503,281
7.50%, 01/22/21		7,100	7,153,250
6.45%, 06/11/22		200	201,243
Shanghai Port Group BVI Holding Co. Ltd., 0.00%, 08/09/22(k)(l)		737	750,061
Shimao Group Holdings Ltd.:
6.13%, 02/21/24		300	316,500
5.60%, 07/15/26		300	316,031
Shui On Development Holding Ltd., 5.75%, 11/12/23		300	293,937
Sino-Ocean Land Treasure IV Ltd.:
5.25%, 04/30/22		4,795	4,909,984
4.75%, 08/05/29		6,888	6,840,645
Sinopec Group Overseas Development 2018 Ltd.(a):
2.15%, 05/13/25		8,423	8,663,645
2.70%, 05/13/30		344	354,434
Sunac China Holdings Ltd.:
8.38%, 01/15/21		200	203,000
7.88%, 02/15/22		200	204,638
7.25%, 06/14/22		200	202,301
7.95%, 10/11/23		200	204,375
Sunny Express Enterprises Corp., 3.13%, 04/23/30		9,475	9,928,142
Tencent Holdings Ltd.:
2.39%, 06/03/30(a)		1,658	1,669,917
3.24%, 06/03/50(a)		13,055	13,176,281
3.24%, 06/03/50		16,125	16,274,801
Times China Holdings Ltd.:
7.63%, 02/21/22		400	409,148
5.75%, 04/26/22		5,000	5,000,300
6.75%, 07/16/23		500	507,344
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		4,289	3,875,412
Vanke Real Estate Hong Kong Co. Ltd., 3.15%, 05/12/25		13,800	14,145,000
Viva Incubator Investment Management Ltd., 2.50%, 02/11/25(k)		7,800	11,445,665
Wanda Group Overseas Ltd., 7.50%, 07/24/22		5,820	5,419,760
Weibo Corp., 1.25%, 11/15/22(k)		604	561,687
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(b)(m)		6,329	6,283,510
Yango Justice International Ltd.:
6.80%, 03/11/21		7,925	7,845,750
10.00%, 02/12/23		300	309,469
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		7,915	7,915,791

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
Yingde Gases Investment Ltd., 6.25%, 01/19/23(a)	USD	200	$204,312
Yuzhou Properties Co. Ltd.:
6.38%, 03/06/21		200	200,466
8.50%, 02/04/23		300	312,000
6.00%, 10/25/23		6,795	6,561,422
8.50%, 02/26/24		7,300	7,455,125
Zhenro Properties Group Ltd.:
12.50%, 01/02/21		200	206,000
5.60%, 02/28/21		3,245	3,216,606
9.15%, 03/08/22		200	204,250
9.15%, 05/06/23		6,555	6,636,348

			806,257,146

Colombia — 0.2%
Avianca Holdings SA, 9.00%, 05/10/23(a)(g)(j)		5,099	1,022,349
Bancolombia SA:
3.00%, 01/29/25		10,953	10,679,175
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.94%), 4.62%, 12/18/29(b)		765	718,971
Geopark Ltd.(a):
6.50%, 09/21/24		2,573	2,353,491
5.50%, 01/17/27		388	334,286
Grupo Aval Ltd.:
4.75%, 09/26/22		4,000	4,027,320
4.38%, 02/04/30(a)		17,443	16,527,242
Millicom International Cellular SA:
6.63%, 10/15/26(a)		6,000	6,370,388
5.13%, 01/15/28(a)		1,282	1,285,205
5.13%, 01/15/28		890	892,225
Promigas SA ESP, 3.75%, 10/16/29		5,000	4,926,563
SURA Asset Management SA, 4.88%, 04/17/24(a)		1,056	1,132,032

			50,269,247

Congo, Democratic Republic of the — 0.0%
HTA Group Ltd., 7.00%, 12/18/25(a)		8,525	8,610,250

Cyprus — 0.0%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(a)		18,631	12,669,080

Denmark — 0.0%
DSV Panalpina A/S, 0.38%, 02/26/27	EUR	2,920	3,120,460
ISS Global A/S, 1.50%, 08/31/27		1,300	1,447,008

			4,567,468

Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)	USD	2,889	2,568,899

Finland — 0.1%(b)
Citycon OYJ, (EUR Swap Annual 5 Year + 4.71%), 4.50%(m)	EUR	2,050	1,964,056
Nordea Bank Abp, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%(a)(m)	USD	2,025	2,161,485
OP Corporate Bank plc, (EUR Swap Annual 5 Year + 2.00%), 1.63%, 06/09/30	EUR	14,700	16,456,787

			20,582,328

France — 1.1%
Airbus SE:
Series AMFP, 0.00%, 06/14/21(k)(l)		3,800	4,222,253
2.00%, 04/07/28		4,038	4,786,356

Security		Par (000)	Value

France (continued)
2.38%, 04/07/32	EUR	7,234	$8,906,979
2.38%, 06/09/40		9,880	11,461,269
Altice France SA:
2.50%, 01/15/25		15,687	16,752,221
2.13%, 02/15/25		6,219	6,520,521
7.38%, 05/01/26(a)	USD	10,547	10,998,412
5.88%, 02/01/27	EUR	28,100	33,161,496
8.13%, 02/01/27(a)	USD	3,564	3,898,125
Banijay Entertainment SASU, 3.50%, 03/01/25	EUR	5,072	5,427,718
BNP Paribas SA: 6.50%(m)	USD	334	337,741
(EUR Swap Annual 5 Year + 5.23%), 6.12%(b)(m)	EUR	1,218	1,399,240
(USD Swap Semi 5 Year + 4.15%), 6.63%(a)(b)(m)	USD	4,000	4,080,000
(EURIBOR 3 Month + 0.75%), 0.50%, 07/15/25(b)	EUR	4,500	5,002,806
(USD Swap Semi 5 Year + 5.15%), 7.38%(b)(m)	USD	3,400	3,727,250
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.94%), 4.50%(a)(b)(m)		3,751	3,286,814
BPCE SA, 0.63%, 09/26/24	EUR	7,400	8,301,928
Capgemini SE:
0.63%, 06/23/25		3,400	3,815,744
1.13%, 06/23/30		13,700	15,223,993
2.38%, 04/15/32		4,900	6,044,181
Casino Guichard Perrachon SA:
(EUR Swap Annual 5 Year + 3.82%), 3.56%(b)(m)		3,900	2,106,698
4.50%, 03/07/24(e)		3,300	3,331,048
3.58%, 02/07/25(e)		3,000	2,850,769
Cie de Saint-Gobain, 2.38%, 10/04/27		1,700	2,107,015
CMA CGM SA, 6.50%, 07/15/22		1,400	1,454,933
Credit Agricole SA(b)(m):
(EUR Swap Annual 5 Year + 5.12%), 6.50%		5,498	6,280,270
(USD Swap Semi 5 Year + 4.32%), 6.87%(a)	USD	1,800	1,856,250
(GBP Swap 5 Year + 4.54%), 7.50%	GBP	3,400	4,569,237
Danone SA, 0.40%, 06/10/29	EUR	3,200	3,619,575
Engie SA:
0.00%, 03/04/27		19,600	21,472,948
1.38%, 06/21/39		7,000	7,967,289
EssilorLuxottica SA, 0.50%, 06/05/28		2,100	2,350,219
JCDecaux SA, 2.63%, 04/24/28		2,300	2,618,738
Kapla Holding SAS:
(EURIBOR 3 Month + 3.25%), 3.25%, 12/15/26(b)		926	931,186
3.38%, 12/15/26		1,094	1,087,761
Kering SA, Series PUM, 0.00%, 09/30/22(k)(l)		3,300	3,822,521
Loxam SAS:
3.50%, 04/15/22		235	256,851
3.50%, 05/03/23		1,000	1,067,325
4.25%, 04/15/24		700	743,588
3.25%, 01/14/25		2,135	2,183,991
3.75%, 07/15/26		3,489	3,595,717
LVMH Moet Hennessy Louis Vuitton SE, 1.13%, 02/11/27	GBP	12,600	15,672,925
MMS USA Investments, Inc.:
0.63%, 06/13/25	EUR	9,000	9,659,142
1.75%, 06/13/31		400	428,376
Novafives SAS, 5.00%, 06/15/25		1,960	1,508,349

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

France (continued)
Orange SA, (EUR Swap Annual 5 Year + 3.99%), 5.00%(b)(m)	EUR	3,500	$4,551,579
Picard Groupe SAS, (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/23(b)		8,600	9,262,765
Quatrim SASU, 5.88%, 01/15/24		800	918,574
RCI Banque SA, (EUR Swap Annual 5 Year + 2.85%), 2.63%, 02/18/30(b)		1,900	1,943,957
Rexel SA, 2.63%, 06/15/24		1,010	1,124,509
RTE Reseau de Transport d’Electricite SADIR, 1.13%, 09/09/49		5,200	5,807,205
Rubis Terminal Infra SAS, 5.63%, 05/15/25		2,296	2,665,971
SEB SA, 1.38%, 06/16/25		5,800	6,526,851
Societe Generale SA:
(USD Swap Semi 5 Year + 6.24%), 7.38%(a)(b)(m)	USD	600	605,220
(USD Swap Semi 5 Year + 6.24%), 7.38%(b)(m)		4,200	4,236,540
0.50%, 01/13/23	EUR	5,500	6,131,608
(USD Swap Semi 5 Year + 4.30%), 7.38%(a)(b)(m)	USD	4,400	4,433,000
(USD Swap Rate 5 Year + 5.87%), 8.00%(b)(m)		1,000	1,115,000
SPIE SA, 2.63%, 06/18/26	EUR	1,300	1,413,374
Suez SA, 1.25%, 05/14/35		6,500	7,410,247
Teleperformance, 1.88%, 07/02/25		6,000	6,977,340
Terega SASU, 0.63%, 02/27/28		10,700	11,266,239
TOTAL SA, (EUR Swap Annual 5 Year + 2.75%), 2.71%(b)(m)		440	502,151
Unibail-Rodamco-Westfield SE:
2.00%, 06/29/32		6,700	7,485,221
1.75%, 07/01/49		600	577,232
Valeo SA, 0.00%, 06/16/21(k)(l)	USD	2,200	2,139,302
Veolia Environnement SA, 0.80%, 01/15/32	EUR	2,800	3,141,050

			351,132,703

Germany — 1.0%
ADLER Real Estate AG:
1.50%, 04/17/22		700	763,824
1.88%, 04/27/23		1,600	1,737,197
3.00%, 04/27/26		5,100	5,670,219
Aroundtown SA:
1.88%, 01/19/26		1,600	1,864,704
2.00%, 11/02/26		700	823,671
3.00%, 10/16/29	GBP	1,430	1,772,693
AT Securities BV, (USD Swap Semi 5 Year + 3.55%), 5.25%(b)(m)	USD	2,250	2,240,640
ATF Netherlands BV, (EUR Swap Annual 5 Year + 4.38%), 3.75%(b)(m)	EUR	3,000	3,333,425
Bayer AG(b):
(EUR Swap Annual 5 Year + 2.55%), 3.75%, 07/01/74		2,400	2,786,676
(EURIBOR Swap Rate 5 Year + 2.65%), 2.38%, 11/12/79		2,600	2,833,788
(EUR Swap Annual 5 Year + 3.11%), 3.12%, 11/12/79		2,400	2,669,873
BMW Finance NV, 0.00%, 04/14/23 .		3,985	4,425,786
Cheplapharm Arzneimittel GmbH, 3.50%, 02/11/27		5,647	6,145,825
Commerzbank AG(b):
(EUR Swap Annual 5 Year + 6.36%), 6.12%(m)		1,600	1,711,002
(EUR Swap Annual 5 Year + 4.35%), 4.00%, 12/05/30		1,300	1,466,086

Security		Par (000)	Value

Germany (continued)
Consus Real Estate AG, 9.63%, 05/15/24	EUR	1,327	$1,617,610
Conti-Gummi Finance BV:
2.13%, 11/27/23		2,900	3,360,195
1.13%, 09/25/24		4,030	4,517,409
Continental AG, 2.50%, 08/27/26		3,050	3,610,036
Covestro AG:
0.88%, 02/03/26		2,150	2,409,592
1.38%, 06/12/30		4,300	4,811,475
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24		5,100	5,432,356
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27		300	325,356
Deutsche Telekom International Finance BV, 3.25%, 01/17/28		2,800	3,746,491
E.ON SE, 0.00%, 12/18/23		8,950	9,961,509
Fresenius Medical Care AG & Co. KGaA, 1.50%, 05/29/30		6,780	7,856,971
Fresenius SE & Co. KGaA, 1.63%, 10/08/27		5,475	6,459,229
HeidelbergCement Finance
Luxembourg SA:
2.50%, 10/09/24		2,175	2,590,371
1.13%, 12/01/27		4,200	4,652,492
1.75%, 04/24/28		7,440	8,521,085
HT Troplast GmbH, 9.25%, 07/15/25		1,343	1,542,267
IHO Verwaltungs GmbH(n):
3.63%, (3.63% Cash or 4.38% PIK), 05/15/25		2,928	3,269,870
3.88%, (3.88% Cash or 4.63% PIK), 05/15/27(o)		2,764	3,043,247
6.00%, (6.00% Cash or 6.75% PIK), 05/15/27(a)	USD	600	609,750
IKB Deutsche Industriebank AG, (EUR Swap Annual 5 Year + 3.62%), 4.00%, 01/31/28(b)	EUR	4,500	4,676,367
Infineon Technologies AG:
(EUR Swap Annual 5 Year + 3.39%), 2.88%(b)(m)		2,200	2,405,972
1.13%, 06/24/26		3,400	3,824,087
2.00%, 06/24/32		1,600	1,789,184
K+S AG, 3.00%, 06/20/22		1,800	1,875,036
Kirk Beauty One GmbH, 8.75%, 07/15/23		433	236,914
LEG Immobilien AG, 0.40%, 06/30/28(k)		3,700	4,088,360
Nidda BondCo GmbH:
5.00%, 09/30/25		900	990,361
7.25%, 09/30/25		1,972	2,254,447
Nidda Healthcare Holding GmbH: 3.50%, 09/30/24		17,302	19,097,976
Peach Property Finance GmbH, 3.50%, 02/15/23		1,520	1,694,042
Platin 1426 GmbH, 5.38%, 06/15/23		400	415,003
RAG-Stiftung, 0.00%, 02/18/21(k)(l)		3,300	3,681,968
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(b)		5,142	5,756,552
Schaeffler AG, 1.13%, 03/26/22		600	655,023
Siemens Financieringsmaatschappij NV, 0.25%, 02/20/29		6,300	6,977,117
Summit Properties Ltd., 2.00%, 01/31/25		2,748	2,815,862
Symrise AG, 1.38%, 07/01/27		5,920	6,704,169
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26		2,600	2,979,522
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25		800	856,556

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
Tele Columbus AG, 3.88%, 05/02/25	EUR	3,700	$3,865,964
thyssenkrupp AG:
1.88%, 03/06/23		4,610	4,966,806
2.88%, 02/22/24		21,792	23,553,436
2.50%, 02/25/25		294	310,491
TLG Finance SARL, (EUR Swap Annual 5 Year + 3.98%), 3.38%(b)(m)		2,200	2,335,756
Vertical Midco GmbH:
(EURIBOR 3 Month + 4.75%), 0.00%, 07/15/27(b)		14,302	15,987,956
4.38%, 07/15/27		5,808	6,525,288
Volkswagen Financial Services AG, 1.50%, 10/01/24		6,325	7,163,922
Volkswagen Group of America Finance LLC, 3.35%, 05/13/25(a)	USD	2,965	3,164,354
Volkswagen International Finance NV:
(EUR Swap Annual 5 Year + 2.54%), 2.70%(b)(m)	EUR	7,800	8,564,702
1.13%, 10/02/23		3,700	4,154,456
(EUR Swap Annual 5 Year + 3.75%), 3.50%(b)(m)		10,300	11,425,008
(EUR Swap Annual 9 Year + 3.96%), 3.87%(b)(m)		17,400	19,187,949
Vonovia Finance BV:
1.25%, 12/06/24		5,600	6,524,238
1.80%, 06/29/25		5,600	6,667,599
WEPAHygieneprodukte GmbH, (EURIBOR 3 Month + 2.88%), 2.88%, 12/15/26(b)		1,059	1,158,971
ZF Europe Finance BV:
1.25%, 10/23/23		3,700	3,928,318
2.00%, 02/23/26		1,500	1,557,167
2.50%, 10/23/27		2,100	2,147,839

			325,547,458

Ghana — 0.0%
Tullow Oil plc, 6.25%, 04/15/22	USD	1,318	969,211

Guatemala — 0.0%
Central American Bottling Corp., 5.75%, 01/31/27(a)		3,122	3,132,732
Comunicaciones Celulares SA, 6.88%, 02/06/24		6,000	6,136,020

			9,268,752

Guernsey — 0.0%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/23(a)		1,340	1,217,728

Hong Kong — 0.2%
Bank of East Asia Ltd. (The)(b):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.26%), 5.87%(m)		400	385,680
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.75%), 4.00%, 05/29/30		14,945	15,283,205
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(b)(m)		2,067	1,880,970
Hongkong & Shanghai Banking Corp. Ltd. (The), Series 3H, (LIBOR USD 3 Month + 0.19%), 1.00%(b)(m)		1,030	790,777
Melco Resorts Finance Ltd.:
5.25%, 04/26/26		400	403,375
5.63%, 07/17/27		200	201,000

Security		Par (000)	Value

Hong Kong (continued)
5.38%, 12/04/29(a)	USD	1,059	$1,056,022
Nanyang Commercial Bank Ltd.(b):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.21%), 5.00%(m)		400	389,625
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.18%), 3.80%, 11/20/29		10,091	10,119,381
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		4,805	4,708,900
NWD MTN Ltd., 4.13%, 07/18/29 REXLot Holdings Ltd.(g)(j)(k):		11,000	10,800,625
6.00%, 04/28/17	HKD	1,103	44,287
4.50%, 04/17/19		15,091	1,557,682
Sino Biopharmaceutical Ltd., 0.00%, 02/17/25(k)(l)	EUR	9,567	11,087,147

			58,708,676

India — 0.4%
ABJA Investment Co. Pte. Ltd.:
5.95%, 07/31/24	USD	400	395,250
5.45%, 01/24/28		200	184,852
Adani Electricity Mumbai Ltd.:
3.95%, 02/12/30(a)		10,539	9,824,324
3.95%, 02/12/30		10,951	10,208,385
Adani Green Energy UP Ltd., 6.25%, 12/10/24(a)		200	208,000
Adani Ports & Special Economic Zone Ltd.:
4.00%, 07/30/27		650	630,500
4.38%, 07/03/29		10,700	10,499,375
Adani Transmission Ltd.:
4.00%, 08/03/26		7,159	7,114,256
4.25%, 05/21/36		14,896	14,318,920
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24		200	201,063
Bharti Airtel Ltd., 1.50%, 02/17/25(k)		19,400	22,243,077
Delhi International Airport Ltd., 6.45%, 06/04/29(a)		300	291,750
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27		200	176,625
Greenko Dutch BV, 5.25%, 07/24/24		200	197,813
Greenko Mauritius Ltd., 6.25%, 02/21/23		200	200,416
Greenko Solar Mauritius Ltd.:
5.55%, 01/29/25		200	196,640
5.95%, 07/29/26		200	196,313
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26		400	378,875
HT Global IT Solutions Holdings Ltd., 7.00%, 07/14/21(a)		200	197,687
Muthoot Finance Ltd.:
6.13%, 10/31/22(a)		12,597	12,738,716
4.40%, 09/02/23(a)		1,760	1,677,491
4.40%, 09/02/23		200	190,624
Network i2i Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.27%), 5.65%(b)(m)		400	386,875
REC Ltd., 4.75%, 05/19/23		4,900	5,055,722
ReNew Power Ltd., 6.45%, 09/27/22		200	198,938
ReNew Power Synthetic:
6.67%, 03/12/24(a)		200	201,312
6.67%, 03/12/24		8,000	8,052,500
Suzlon Energy Ltd., 5.83%, 07/16/19(e)(g)(j)(k)		5,000	1,277,143

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

India (continued)
Vedanta Resources Finance II plc:
8.00%, 04/23/23	USD	4,600	$3,354,435
9.25%, 04/23/26		600	428,625
Vedanta Resources Ltd., 6.13%, 08/09/24		5,869	4,042,274
Videocon Industries Ltd., 2.84%, 12/31/20(e)(g)(j)(k)		735	222,331

			115,491,107

Indonesia — 0.0%
Alam Synergy Pte. Ltd., 6.63%, 04/24/22		200	92,500
Global Prime Capital Pte. Ltd., 5.50%, 10/18/23		200	192,125
Listrindo Capital BV, 4.95%, 09/14/26(a)		200	201,187
LLPL Capital Pte. Ltd., 6.88%, 02/04/39		6,657	7,285,257
Medco Platinum Road Pte. Ltd., 6.75%, 01/30/25		200	185,563
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(a)		181	188,032
Theta Capital Pte. Ltd., 6.75%, 10/31/26		200	160,000

			8,304,664

Ireland — 0.2%
AerCap Ireland Capital DAC, 4.50%, 09/15/23		9,446	9,447,107
AIB Group plc(b)(m):
(EUR Swap Annual 5 Year + 5.70%), 5.25%	EUR	450	475,802
(EUR Swap Annual 5 Year + 6.63%), 6.25%		6,175	6,895,432
Allied Irish Banks plc, (EUR Swap Annual 5 Year + 7.34%), 7.37%(b)(m)		12,689	14,356,939
Bank of Ireland Group plc, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.50%), 4.12%, 09/19/27(b)	USD	5,725	5,600,023
CRH Funding BV, 1.63%, 05/05/30	EUR	6,860	8,071,129
Ryanair DAC, 1.13%, 08/15/23		2,400	2,502,912
Smurfit Kappa Acquisitions ULC, 2.38%, 02/01/24		450	516,796
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28	GBP	2,792	3,476,865

			51,343,005

Israel — 0.1%
Bank Leumi Le-Israel BM, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.63%), 3.27%, 01/29/31(a)(b)	USD	2,728	2,647,865
Teva Pharmaceutical Finance Netherlands II BV:
6.00%, 01/31/25	EUR	300	355,377
1.88%, 03/31/27		900	851,578
1.63%, 10/15/28		800	729,994
Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 01/31/25(a)	USD	16,707	17,871,478

			22,456,292

Italy — 0.6%
Assicurazioni Generali SpA(b):
(EURIBOR 3 Month + 4.50%), 4.60%(m)	EUR	1,100	1,284,014
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47		2,038	2,605,736

Security		Par (000)	Value

Italy (continued)
(EURIBOR 3 Month + 5.35%), 5.00%, 06/08/48	EUR	1,200	$1,503,243
Atlantia SpA:
1.63%, 02/03/25		1,200	1,267,270
1.88%, 07/13/27		500	523,967
Autostrade per l’Italia SpA:
6.25%, 06/09/22	GBP	800	995,017
5.88%, 06/09/24	EUR	10,800	13,315,826
4.38%, 09/16/25		400	485,424
Banco BPM SpA:
1.75%, 04/24/23		1,990	2,237,057
2.50%, 06/21/24		2,400	2,743,080
Buzzi Unicem SpA, 2.13%, 04/28/23		3,956	4,583,992
Diocle Spa, (EURIBOR 3 Month + 3.88%), 3.87%, 06/30/26(b)		2,403	2,664,060
Ferrari NV, 1.50%, 05/27/25		2,300	2,598,634
Intesa Sanpaolo SpA:
5.15%, 07/16/20		1,750	1,967,698
(EUR Swap Annual 5 Year + 7.19%), 7.75%(b)(m)		9,135	11,186,858
(EUR Swap Annual 5 Year + 4.27%), 4.12%(b)(m)		3,100	2,794,987
5.15%, 06/10/30	GBP	1,600	2,062,933
Rossini SARL:
(EURIBOR 3 Month + 3.88%), 3.88%, 10/30/25(b)	EUR	1,700	1,871,789
6.75%, 10/30/25		7,655	9,157,354
Sisal Group SpA, 7.00%, 07/31/23		2,887	3,219,009
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	3,455	3,895,513
7.72%, 06/04/38		6,180	7,775,923
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	2,064	3,221,663
Telecom Italia SpA:
4.88%, 09/25/20		835	946,162
1.13%, 03/26/22(k)		23,900	26,170,424
3.25%, 01/16/23		800	934,241
4.00%, 04/11/24		8,451	9,923,840
2.75%, 04/15/25		6,198	6,973,996
3.00%, 09/30/25		800	912,282
UniCredit SpA(b):
(EUR Swap Annual 5 Year + 6.10%), 6.75%(m)		2,383	2,617,061
(EUR Swap Annual 5 Year + 9.30%), 9.25%(m)		2,816	3,353,767
(EUR Swap Annual 5 Year + 6.39%), 6.62%(m)		8,500	9,334,881
(USD Swap Semi 5 Year + 5.18%), 8.00%(m)	USD	6,200	6,200,000
(EURIBOR Swap Rate 5 Year + 7.33%), 7.50%(m)	EUR	3,400	3,987,021
(EURIBOR 3 Month + 1.60%), 1.25%, 06/16/26		8,290	9,266,672
(EURIBOR Swap Rate 5 Year + 4.08%), 3.87%(m)		2,400	1,991,965
(EURIBOR Swap Rate 5 Year + 4.74%), 4.87%, 02/20/29		5,450	6,313,503
(EUR Swap Annual 5 Year + 2.40%), 2.00%, 09/23/29		1,400	1,422,732
(EUR Swap Annual 5 Year + 2.80%), 2.73%, 01/15/32		3,400	3,449,752
(USD Swap Rate 5 Year + 4.75%), 5.46%, 06/30/35(a)	USD	3,425	3,452,847
Unione di Banche Italiane SpA(b):
(EUR Swap Annual 5 Year + 6.07%), 5.87%(m)	EUR	1,000	1,064,517

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
(EUR Swap Annual 5 Year + 5.75%), 5.87%, 03/04/29	EUR	1,300	$1,574,794

			183,851,504
Jamaica — 0.0%(a)
Digicel Group 0.5 Ltd.(n):
0.00%, (0.00% Cash or 7.00% PIK),(c)(k)(m)	USD	758	74,592
0.00%, (0.00% Cash or 8.00% PIK), 04/01/25		4,575	998,333
Digicel International Finance Ltd.:
8.75%, 05/25/24		4,843	4,723,007
6.00%, (6.00% Cash or 13.00% PIK), 12/31/25(n)		2,453	2,071,437
8.00%, 12/31/26		1,933	1,179,427
Digicel Ltd., 6.75%, 03/01/23(g)(j)		1,198	599,060

			9,645,856
Japan — 0.5%
HIS Co. Ltd., 0.00%, 11/15/24(k)(l)	JPY	440,000	3,575,005
Mitsubishi Chemical Holdings Corp.(k)(l):
0.00%, 03/30/22		1,560,000	14,107,560
0.00%, 03/29/24		420,000	3,802,269
Mizuho Financial Group, Inc., 0.12%, 09/06/24	EUR	3,735	4,099,339
Rohm Co. Ltd., 0.00%, 12/05/24(k)(l)	JPY	280,000	2,599,676
SBI Holdings, Inc., 0.00%, 09/13/23(k)(l)		530,000	4,853,455
Shizuoka Bank Ltd. (The), (LIBOR USD 3 Month -0.50%), 0.49%, 01/25/23(b) (k)	USD	1,900	1,760,332
SoftBank Group Corp.:
4.00%, 07/30/22	EUR	2,200	2,520,729
5.38%, 07/30/22	USD	3,396	3,480,900
4.00%, 04/20/23	EUR	12,628	14,301,059
(USD Swap Rate 5 Year + 4.23%), 6.00%(b)(m)	USD	15,500	14,120,500
4.75%, 09/19/24		510	509,980
4.50%, 04/20/25	EUR	600	687,582
4.75%, 07/30/25		4,809	5,562,589
3.13%, 09/19/25		2,100	2,241,000
5.00%, 04/15/28		11,200	13,023,612
4.00%, 09/19/29		8,500	9,358,755
Takeda Pharmaceutical Co. Ltd.:
5.00%, 11/26/28	USD	8,840	10,951,389
2.05%, 03/31/30		26,231	26,216,743
2.00%, 07/09/40	EUR	6,510	7,262,787
3.18%, 07/09/50	USD	5,826	5,807,100
Tohoku Electric Power Co., Inc., 0.00%, 12/03/20(k)(l)	JPY	1,070,000	9,827,191
Transcosmos, Inc., 0.00%, 12/22/20(k)(l)		420,000	3,974,642

			164,644,194
Jersey — 0.1%
LHC3 plc, 4.13%, (4.13% Cash or 9.00% PIK), 08/15/24(n)	EUR	22,527	25,308,870

Kuwait — 0.2%
Al Ahli Bank of Kuwait KSCP, (USD Swap Semi 5 Year + 4.17%), 7.25%(b)(m)	USD	200	197,187
Burgan Bank SAK, (USD Swap Semi 5 Year + 4.01%), 5.75%(b)(m)		400	387,250
Equate Petrochemical BV:
4.25%, 11/03/26(a)		2,816	2,992,000
4.25%, 11/03/26		3,000	3,187,500
MEGlobal Canada ULC:
5.00%, 05/18/25(a)		10,370	11,105,622

Security		Par (000)	Value

Kuwait (continued)
5.00%, 05/18/25	USD	23,325	$24,979,617
5.88%, 05/18/30		9,100	10,300,063
5.88%, 05/18/30(a)		6,055	6,853,503

			60,002,742
Luxembourg — 0.5%
Altice Financing SA:
2.25%, 01/15/25	EUR	20,105	21,119,750
7.50%, 05/15/26(a)	USD	12,700	13,303,250
3.00%, 01/15/28	EUR	1,688	1,740,009
Altice Finco SA, 7.63%, 02/15/25(a)	USD	1,000	1,040,010
Altice France Holding SA:
8.00%, 05/15/27(a)	EUR	4,520	5,351,784
8.00%, 05/15/27		7,178	8,498,917
ArcelorMittal SA:
1.75%, 11/19/25		6,200	6,623,823
4.25%, 07/16/29	USD	1,254	1,262,142
Blackstone Property Partners Europe Holdings SARL, 2.20%, 07/24/25	EUR	1,300	1,519,366
Dragon Aviation Finance Luxembourg SA, Series 1401, 4.00%, 11/28/22	USD	10,375	10,726,116
Garfunkelux Holdco 2 SA, 11.00%, 11/01/23	GBP	450	479,532
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	6,436	6,820,770
(EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(b)		640	621,021
Intelsat Jackson Holdings SA, 9.50%, 09/30/22(a)(e)	USD	2,000	2,220,000
LHMC Finco 2 SARL: 7.25%, (7.25% Cash or 8.00% PIK), 10/02/25(n)	EUR	4,851	3,656,711
Matterhorn Telecom SA:
2.63%, 09/15/24		600	657,079
4.00%, 11/15/27		3,100	3,498,662
Monitchem HoldCo 2 SA, 9.50%, 09/15/26		1,400	1,567,002
Monitchem HoldCo 3 SA, 5.25%, 03/15/25		2,906	3,301,621
Prologis International Funding II SA, 1.63%, 06/17/32		1,625	1,901,928
SES GLOBAL Americas Holdings GP, 5.30%, 03/25/44(a)	USD	4,600	4,572,486
SES SA:
(EUR Swap Annual 5 Year + 4.66%), 4.62%(b)(m)	EUR	1,800	2,042,523
(EUR Swap Annual 5 Year + 5.40%), 5.62%(b)(m)		12,800	14,739,112
1.63%, 03/22/26		8,090	9,063,029
2.00%, 07/02/28		6,871	7,675,629
5.30%, 04/04/43(a)	USD	2,423	2,397,876
Summer BC Holdco A SARL, 9.25%, 10/31/27	EUR	5,812	5,582,761
Summer BC Holdco B SARL, 5.75%, 10/31/26		18,000	19,171,404

			161,154,313

Macau — 0.1%
MGM China Holdings Ltd.:
5.38%, 05/15/24(a)	USD	1,497	1,520,279
5.88%, 05/15/26(a)		1,504	1,549,120
5.88%, 05/15/26		400	412,000
Sands China Ltd., 4.38%, 06/18/30		13,016	13,555,513
Studio City Finance Ltd., 7.25%, 02/11/24		400	411,375

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Macau (continued)
Wynn Macau Ltd.:
4.88%, 10/01/24(a)	USD	2,412	$2,363,760
4.88%, 10/01/24		200	196,000
5.50%, 10/01/27(a)		883	869,203
5.50%, 10/01/27		200	196,875
5.13%, 12/15/29(a)		1,177	1,159,345

			22,233,470

Malaysia — 0.3%
1MDB Energy Ltd., 5.99%, 05/11/22		15,000	15,543,738
Cindai Capital Ltd., 0.00%, 02/08/23(k)(l)		25,238	24,906,641
Petronas Capital Ltd.:
3.50%, 04/21/30		8,900	9,862,426
3.50%, 04/21/30(a)		10,191	11,293,031
4.55%, 04/21/50		15,962	20,285,946
4.55%, 04/21/50(a)		3,813	4,845,904
4.80%, 04/21/60(a)		4,315	5,901,927
TNB Global Ventures Capital Bhd., 4.85%, 11/01/28		1,250	1,472,025

			94,111,638

Mexico — 0.6%
Alpha Holding SA de CV, 9.00%, 02/10/25(a)		14,168	12,649,368
America Movil SAB de CV, 2.88%, 05/07/30		19,539	20,624,391
Axtel SAB de CV, 6.38%, 11/14/24(a)		11,517	11,960,635
Banco Mercantil del Norte SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 6.75%(a)(b)(m)		897	846,684
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 04/17/25(a)		10,956	11,990,246
BBVA Bancomer SA(a):
6.75%, 09/30/22		11,687	12,461,264
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.31%), 5.87%, 09/13/34(b)		13,333	13,003,841
Braskem Idesa SAPI, 7.45%, 11/15/29(a)		448	418,040
CEMEX Finance LLC, 4.63%, 06/15/24	EUR	500	554,026
Cemex SAB de CV, 3.13%, 03/19/26		3,300	3,365,760
Cibanco SA Ibm, 4.96%, 07/18/29(a) .	USD	1,335	1,288,275
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)		1,400	1,456,438
Credito Real SAB de CV SOFOM ER, 7.25%, 07/20/23(a)		732	713,929
Cydsa SAB de CV, 6.25%, 10/04/27(a)		9,214	9,018,203
Fomento Economico Mexicano SAB de CV, 3.50%, 01/16/50		9,218	9,494,171
Grupo Bimbo SAB de CV: 4.50%, 01/25/22		1,564	1,638,477
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.28%), 5.95%(a)(b)(m)		2,026	2,082,665
Grupo KUO SAB de CV, 5.75%, 07/07/27(a)		16,216	14,845,951
Industrias Penoles SAB de CV, 4.15%, 09/12/29(a)		9,942	10,355,214
Kimberly-Clark de Mexico SAB de CV, 2.43%, 07/01/31(a)		6,951	7,037,888
Mexico City Airport Trust, 4.25%, 10/31/26(a)		1,688	1,590,940
Minera Mexico SA de CV, 4.50%, 01/26/50(a)		5,998	5,962,387

Security		Par (000)	Value

Mexico (continued)
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(a)	USD	1,485	$1,369,448
Orbia Advance Corp. SAB de CV, 5.50%, 01/15/48(a)		1,241	1,285,986
Sigma Finance Netherlands BV, 4.88%, 03/27/28(a)		7,676	8,256,498
Trust Fibra Uno(a):
5.25%, 12/15/24		10,000	10,546,875
6.95%, 01/30/44		10,000	10,806,250

			185,623,850

Mongolia — 0.0%
Mongolian Mortgage Corp. HFC LLC: 9.75%, 01/29/22		8,200	7,144,250

Netherlands — 0.7%
ABN AMRO Bank NV(b)(m):
(EUR Swap Annual 5 Year + 5.45%), 5.75%	EUR	1,400	1,565,639
(EUR Swap Annual 5 Year + 4.67%), 4.37%		600	654,720
Cooperatieve Rabobank UA, (EUR Swap Annual 5 Year + 4.10%), 4.62%(b)(m)		200	226,666
ELM BV for Firmenich International SA, (EUR Swap Annual 5 Year + 4.39%), 3.75%(b)(m)		14,280	16,450,157
Fiat Chrysler Automobiles NV:
3.38%, 07/07/23		4,110	4,617,585
3.88%, 01/05/26		6,905	7,757,768
Hema Bondco II BV, 8.50%, 01/15/23		830	10,789
ING Groep NV(b):
(USD Swap Rate 5 Year + 4.20%), 6.75%(m)	USD	6,660	6,809,850
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.00%, 07/01/26(a)		20,000	20,046,674
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.34%), 5.75%(m)		3,400	3,374,500
(EUR Swap Annual 5 Year + 2.15%), 2.50%, 02/15/29	EUR	5,500	6,416,076
(EUR Swap Annual 5 Year + 2.40%), 2.13%, 05/26/31		6,900	7,929,318
Intertrust Group BV, 3.38%, 11/15/25		4,136	4,616,499
Koninklijke KPN NV, (EUR Swap Annual 5 Year + 2.34%), 2.03%(b)(m)		5,700	6,019,713
NXP BV(a):
2.70%, 05/01/25	USD	9,612	10,076,098
3.15%, 05/01/27		1,160	1,229,695
3.40%, 05/01/30		1,532	1,648,353
OCI NV:
5.00%, 04/15/23	EUR	6,351	7,171,025
3.13%, 11/01/24		1,000	1,095,413
Q-Park Holding I BV:
1.50%, 03/01/25		3,025	3,142,103
(EURIBOR 3 Month + 2.00%), 2.00%, 03/01/26(b)		2,712	2,853,147
2.00%, 03/01/27		1,588	1,649,014
Stichting AK Rabobank Certificaten, 0.00%(e)(m)		7,245	8,627,577
Summer BidCo BV(n):
9.00%, (9.00% Cash or 9.75% PIK), 11/15/25(o)		2,110	2,187,566
9.00%, (9.00% Cash or 9.75% PIK), 11/15/25		978	1,014,407

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
Sunshine Mid BV, 6.50%, 05/15/26	EUR	1,200	$1,331,347
Trivium Packaging Finance BV, 3.75%, 08/15/26(e)		6,664	7,347,970
United Group BV: 4.88%, 07/01/24		16,735	18,612,251
(EURIBOR 3 Month + 3.25%), 3.25%, 02/15/26(b)		4,618	4,928,907
3.63%, 02/15/28		1,992	2,093,660
UPCB Finance VII Ltd., 3.63%, 06/15/29		1,480	1,618,015
VEON Holdings BV, 4.00%, 04/09/25(a)	USD	2,356	2,435,515
VZ Vendor Financing BV, 2.50%, 01/31/24	EUR	7,794	8,555,543
Ziggo BV:
4.25%, 01/15/27		9,509	10,989,368
5.50%, 01/15/27(a)	USD	18,645	18,879,181
2.88%, 01/15/30	EUR	1,335	1,476,883

			205,458,992

Nigeria — 0.0%
IHS Netherlands Holdco BV, 8.00%, 09/18/27(a)	USD	9,271	9,404,271

Norway — 0.0%
Explorer II A/S, 3.38%, 02/24/25	EUR	1,378	1,261,769

Panama — 0.0%
Banistmo SA, 3.65%, 09/19/22	USD	904	905,978
Cable Onda SA:
4.50%, 01/30/30(a)		458	465,557
4.50%, 01/30/30		1,193	1,212,684

			2,584,219

Peru — 0.1%
Banco de Credito del Peru, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 1.00%, 07/01/30(a)(b)		11,644	11,457,696
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26(a)		8,884	8,970,064
Credicorp Ltd., 2.75%, 06/17/25(a)		2,539	2,526,686
Inkia Energy Ltd., 5.88%, 11/09/27(a)		1,551	1,527,735
Intercorp Peru Ltd., 3.88%, 08/15/29(a)		5,068	4,934,965
Kallpa Generacion SA, 4.88%, 05/24/26		359	379,530
Lima Metro Line 2 Finance Ltd., 4.35%, 04/05/36(a)		205	219,862
Nexa Resources SA, 5.38%, 05/04/27(a)		3,532	3,413,237
Orazul Energy Egenor SCA, 5.63%, 04/28/27(a)		6,000	5,910,000
Telefonica del Peru SAA, 7.38%, 04/10/27(a)	PEN	18,000	5,091,978

			44,431,753

Portugal — 0.0%
Banco Espirito Santo SA(g)(j):
2.63%, 05/08/17	EUR	6,100	1,096,536
4.75%, 01/15/18		15,500	2,786,280
4.00%, 01/21/19		19,000	3,415,440
EDP - Energias de Portugal SA, 1.63%, 04/15/27		1,800	2,144,007
Transportes Aereos Portugueses SA, 5.63%, 12/02/24(a)		5,400	4,034,096

			13,476,359

Qatar — 0.0%
Ooredoo International Finance Ltd., 5.00%, 10/19/25	USD	3,000	3,442,500

Security		Par (000)	Value

Russia — 0.1%(a)
Lukoil Securities BV, 3.88%, 05/06/30	USD	6,000	$6,238,650
Novolipetsk Steel Via Steel Funding DAC, 4.70%, 05/30/26		10,000	10,953,125
Phosagro OAO, 3.05%, 01/23/25		889	896,501

			18,088,276

Saudi Arabia — 0.1%
SABIC Capital II BV:
4.00%, 10/10/23(a)		10,307	10,989,839
4.50%, 10/10/28		6,615	7,497,689
Saudi Electricity Global Sukuk Co. 4, 4.22%, 01/27/24		6,677	7,133,957

			25,621,485

Singapore — 0.2%
BOC Aviation Ltd.:
3.25%, 04/29/25(a)		10,000	10,217,709
3.00%, 09/11/29		16,700	16,512,125
Puma International Financing SA(a):
5.13%, 10/06/24		10,900	9,346,750
5.00%, 01/24/26		7,203	5,994,246
Yanlord Land HK Co. Ltd.:
6.75%, 04/23/23		400	403,250
6.80%, 02/27/24		6,415	6,320,780

			48,794,860

South Africa — 0.0%
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(a)		2,837	3,044,456
Sasol Financing USA LLC, 5.88%, 03/27/24		5,000	4,487,500

			7,531,956

South Korea — 0.2%
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%(b)(m)		10,200	9,594,375
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%(b)(m)		9,300	8,396,156
Kookmin Bank, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.64%), 4.35%(b)(m)		15,800	16,170,313
LG Chem Ltd., 0.00%, 04/16/21(k)(l)	EUR	3,300	3,798,215
LG Display Co. Ltd., 1.50%, 08/22/24(k)	USD	1,000	917,691
Shinhan Financial Group Co. Ltd.(b):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%(m)		9,100	9,637,469
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.50%), 3.34%, 02/05/30		9,075	9,491,883
Woori Bank, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.25%(b)(m)		400	399,250

			58,405,352

Spain — 0.8%
Amadeus IT Group SA, 2.88%, 05/20/27	EUR	11,800	13,993,584
Banco Bilbao Vizcaya Argentaria SA(b)(m):
(EUR Swap Annual 5 Year + 9.18%), 8.87%		3,400	3,939,272
(EUR Swap Annual 5 Year + 5.66%), 5.87%		200	217,976

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain (continued)
(USD Swap Semi 5 Year + 3.87%), 6.13%	USD	800	$729,000
Banco de Sabadell SA(b):
(EUR Swap Annual 5 Year + 6.41%), 6.50%(m)	EUR	1,200	1,101,614
(EUR Swap Annual 5 Year + 2.20%), 2.00%, 01/17/30		300	281,561
Banco Santander SA:
(EUR Swap Annual 5 Year + 6.80%), 6.75%(b)(m)		4,900	5,639,366
2.75%, 05/28/25	USD	6,600	6,839,679
(EUR Swap Annual 5 Year + 4.53%), 4.37%(b)(m)	EUR	6,600	6,691,609
Bankia SA(b)(m):
(EUR Swap Annual 5 Year + 5.82%), 6.00%		800	823,980
(EUR Swap Annual 5 Year + 6.22%), 6.37%		15,000	15,901,952
CaixaBank SA(b)(m):
(EUR Swap Annual 5 Year + 6.50%), 6.75%		3,200	3,595,200
(EUR Swap Annual 5 Year + 4.50%), 5.25%		2,400	2,392,678
Cirsa Finance International SARL:
6.25%, 12/20/23		4,548	4,622,378
7.88%, 12/20/23(a)	USD	7,545	6,922,538
4.75%, 05/22/25	EUR	7,665	7,492,116
Codere Finance 2 Luxembourg SA(g)(j):
6.75%, 11/01/21		10,600	7,740,915
7.63%, 11/01/21(a)	USD	1,400	910,700
ContourGlobal Power Holdings SA:
3.38%, 08/01/23	EUR	4,295	4,868,861
4.13%, 08/01/25		9,391	10,790,798
Distribuidora Internacional de Alimentacion SA:
1.00%, 04/28/21		2,200	1,977,360
0.88%, 04/06/23		2,000	1,091,673
El Corte Ingles SA, 3.00%, 03/15/24		2,933	3,218,743
Ferrovial Netherlands BV, (EUR Swap Annual 5 Year + 2.13%), 2.12%(b)(m)		11,260	11,828,118
Grifols SA, 1.63%, 02/15/25		1,000	1,095,188
Hipercor SA, 3.88%, 01/19/22		9,600	10,906,168
Iberdrola International BV, (EUR Swap Annual 5 Year + 2.97%), 3.25%(b)(m)		13,900	16,514,607
Naturgy Finance BV(b)(m):
(EUR Swap Annual 8 Year + 3.35%), 4.13%		7,600	8,752,065
(EUR Swap Annual 9 Year + 3.08%), 3.37%		700	788,416
NH Hotel Group SA, 3.75%, 10/01/23		879	883,894
Redexis Gas Finance BV, 1.88%, 05/28/25		2,800	3,246,730
Repsol International Finance BV(b)(m):
(EUR Swap Annual 5 Year + 4.00%), 3.75%		9,650	10,787,566
(EUR Swap Annual 5 Year + 4.41%), 4.25%		5,648	6,412,512
Telefonica Europe BV(b)(m):
(EUR Swap Annual 5 Year + 3.86%), 3.75%		10,200	11,474,897
(EUR Swap Annual 10 Year + 4.30%), 5.87%		5,800	7,021,835
(EUR Swap Annual 6 Year + 4.11%), 4.37%		29,900	34,600,430
(EUR Swap Annual 8 Year + 2.97%), 3.88%		20,400	22,866,502

Security		Par (000)	Value

Spain (continued)
Tendam Brands SAU:
5.00%, 09/15/24	EUR	2,840	$2,756,710
(EURIBOR 3 Month + 5.25%), 5.25%, 09/15/24(b)		1,640	1,584,584

			263,303,775

Sweden — 0.2%
Heimstaden Bostad AB, (EUR Swap
Annual 5 Year + 3.67%), 3.25%(b)(m)		1,100	1,177,520
Intrum AB:
2.75%, 07/15/22		1,950	2,070,329
3.50%, 07/15/26		2,556	2,504,811
Verisure Holding AB:
3.50%, 05/15/23		6,972	7,836,958
(EURIBOR 3 Month + 5.00%), 5.00%, 04/15/25(b)		8,580	9,643,679
Verisure Midholding AB, 5.75%, 12/01/23		11,789	13,265,074
Volvo Treasury AB, 0.00%, 02/11/23		10,632	11,668,285

			48,166,656

Switzerland — 0.4%
Credit Suisse Group AG(b):
(USD Swap Semi 5 Year + 4.60%), 7.50%(a)(m)	USD	1,650	1,714,201
(USD Swap Semi 5 Year + 4.60%), 7.50%(a)(m)		2,635	2,832,625
(USD Swap Semi 5 Year + 4.60%), 7.50%(m)		400	430,000
(USD Swap Semi 5 Year + 3.46%), 6.25%(a)(m)		9,150	9,531,372
(USD Swap Semi 5 Year + 3.46%), 6.25%(m)		1,100	1,145,848
(EUR Swap Annual 1 Year + 0.75%), 1.25%, 07/17/25	EUR	6,005	6,872,172
(SOFR + 1.56%), 2.59%, 09/11/25(a)	USD	15,236	15,756,742
(US Treasury Yield Curve Rate T
Note Constant Maturity 5 Year + 4.33%), 7.25%(a)(m)		1,800	1,849,500
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.33%), 7.25%(m)		3,400	3,493,500
(EUAMDB01 + 3.50%), 3.25%, 04/02/26	EUR	15,965	19,849,983
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%(a)(m)	USD	730	741,315
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.29%), 5.10%(a)(m)		983	931,393
Dufry One BV:
2.50%, 10/15/24	EUR	9,500	8,908,855
2.00%, 02/15/27		3,328	2,896,161
ELM BV for Swiss Re Ltd., 3.25%, 06/13/24(k)	USD	3,200	3,267,008
Firmenich Productions Participations SAS, 1.75%, 04/30/30	EUR	10,340	12,072,144
Givaudan Finance Europe BV, 1.63%, 04/22/32		6,265	7,538,308
Holcim Finance Luxembourg SA,
(EURIBOR Swap Rate 5 Year + 3.07%), 3.00%(b)(m)		4,525	5,096,547
Swiss Re Finance UK plc, (EUR Swap Annual 1 Year + 3.75%), 2.71%, 06/04/52(b)		7,300	8,498,364
Syngenta Finance NV, 3.38%, 04/16/26		2,023	2,355,958

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Switzerland (continued)
UBS Group AG(b)(m):
(EUR Swap Annual 5 Year + 5.29%), 5.75%	EUR	1,489	$1,712,027
(USD Swap Semi 5 Year + 4.34%), 7.00%(a)	USD	19,193	19,936,729

			137,430,752

Taiwan — 0.1%(k)(l)
Hon Hai Precision Industry Co. Ltd., 0.00%, 11/06/22		6,400	6,528,000
Innolux Corp., Series 1, 0.00%, 01/22/25		9,200	7,831,500

			14,359,500

Thailand — 0.2%
Bangkok Bank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.73%, 09/25/34(b)		18,000	17,280,000
CP Foods Capital Ltd., 0.50%, 06/18/25(k)		5,000	5,037,500
Kasikornbank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.34%, 10/02/31(b)		15,140	14,520,206
PTTEP Treasury Center Co. Ltd.:
2.59%, 06/10/27		4,800	4,911,000
2.59%, 06/10/27(a)		1,675	1,713,734
Singha Estate PCL, 2.00%, 07/20/22(k)		9,700	9,551,369
Thaioil Treasury Center Co. Ltd., 3.75%, 06/18/50		16,925	16,766,047

			69,779,856

Turkey — 0.0%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(a)		6,077	4,511,540

Ukraine — 0.0%
MHP Lux SA:
6.25%, 09/19/29		298	284,217
6.25%, 09/19/29(a)		1,520	1,449,700

			1,733,917

United Arab Emirates — 0.4%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47		10,000	11,853,125
DP World Crescent Ltd., 3.91%, 05/31/23		8,000	8,310,000
Emirates NBD Bank PJSC, (USD Swap Semi 6 Year + 3.66%), 6.13%(b)(m)		15,690	15,616,453
Esic Sukuk Ltd., 3.94%, 07/30/24		13,575	13,248,352
MAF Global Securities Ltd.:
(USD Swap Semi 5 Year + 3.48%), 5.50%(b)(m)		5,000	4,775,000
4.75%, 05/07/24		4,000	4,205,000
MDGH -GMTN BV:
2.50%, 11/07/24(a)		24,428	25,160,840
2.88%, 11/07/29(a)		7,688	8,057,985
3.70%, 11/07/49		16,025	16,951,445
Shelf Drilling Holdings Ltd., 8.75%, 11/15/24(a)(c)		21,280	15,960,000

			124,138,200

United Kingdom — 2.1%
AA Bond Co. Ltd., 4.25%, 07/31/20	GBP	1,318	1,630,109
Arrow Global Finance plc, 5.13%, 09/15/24		8,671	9,850,788
B&M European Value Retail SA, 4.13%, 02/01/22		2,629	3,241,306

Security		Par (000)	Value

United Kingdom (continued)
Barclays plc:
(USD Swap Semi 5 Year + 6.77%), 7.88%(b)(m)	USD	2,670	$2,710,050
1.88%, 12/08/23	EUR	3,951	4,582,229
(EUR Swap Annual 1 Year + 3.70%), 3.37%, 04/02/25(b)		9,890	11,922,613
(EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/25(b)		4,239	4,755,849
(EUR Swap Annual 5 Year + 1.90%), 2.00%, 02/07/28(b)		3,700	4,071,483
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.90%), 2.64%, 06/24/31(b)	USD	16,650	16,584,828
BP Capital Markets plc(b)(m):
(EUR Swap Annual 5 Year + 3.88%), 3.25%	EUR	17,665	19,928,634
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 4.17%), 4.25%	GBP	1,175	1,466,862
(EUR Swap Annual 5 Year + 4.12%), 3.62%	EUR	16,745	18,893,603
British Telecommunications plc, (EURIBOR Swap Rate 5 Year + 2.38%), 1.87%, 08/18/80(b)		9,690	9,997,597
Cabot Financial Luxembourg II SA, (EURIBOR 3 Month + 6.38%), 6.37%, 06/14/24(b)		2,424	2,664,267
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	4,787	5,931,240
Channel Link Enterprises Finance plc(b):
Series A7, (EURIBOR 6 Month + 5.55%), 1.76%, 06/30/50	EUR	6,525	7,260,400
Series A8, (EURIBOR 6 Month + 5.90%), 2.71%, 06/30/50		4,400	5,076,182
Series A5, (LIBOR GBP 6 Month + 5.78%), 3.04%, 06/30/50	GBP	3,075	3,928,279
Connect Finco SARL, 6.75%, 10/01/26(a)	USD	4,167	3,948,232
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	9,616	11,342,952
4.88%, 08/28/25		612	699,737
Diageo Capital plc, 2.00%, 04/29/30	USD	11,439	11,834,245
Dignity Finance plc:
Series A, 3.55%, 12/31/34	GBP	1,945	2,551,098
Series B, 4.70%, 12/31/49		485	463,133
Drax Finco plc, 4.25%, 05/01/22		500	619,674
DS Smith plc, 0.88%, 09/12/26	EUR	500	541,493
easyJet plc:
1.75%, 02/09/23		4,600	4,610,813
0.88%, 06/11/25		1,700	1,570,728
eG Global Finance plc:
3.63%, 02/07/24		10,202	10,913,493
4.38%, 02/07/25		6,777	6,997,442
6.25%, 10/30/25		20,744	22,606,708
EnQuest plc(n):
0.00%, (0.00% Cash or 7.00% PIK), 04/15/22	GBP	1,760	1,343,062
7.00%, (7.00% Cash or 7.00% PIK), 04/15/22(a)(o)	USD	4,809	2,837,960
FCE Bank plc, 1.62%, 05/11/23	EUR	1,500	1,582,180
Fiat Chrysler Automobiles NV:
5.25%, 04/15/23	USD	1,000	1,033,200
4.50%, 07/07/28	EUR	14,915	16,757,003
Galaxy Bidco Ltd., 6.50%, 07/31/26	.GBP	1,295	1,616,669
GlaxoSmithKline Capital plc, 1.75%, 05/21/30	EUR	3,000	3,775,337

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Greene King Finance plc:
Series A5, (LIBOR GBP 3 Month + 2.50%), 2.69%, 12/15/33(b)	GBP	23,788	$26,080,840
Series A6, 4.06%, 03/15/35		4,115	5,245,031
Series B2, (LIBOR GBP 3 Month + 2.08%), 2.27%, 03/15/36(b)		900	836,393
HBOS Capital Funding LP, 6.85%(m)	USD	7,996	8,083,156
Heathrow Finance plc:
4.75%, 03/01/24	GBP	100	124,375
3.88%, 03/01/27		2,000	2,322,817
4.13%, 09/01/29		2,614	3,017,135
Iceland Bondco plc, 4.63%, 03/15/25		8,800	9,724,062
International Consolidated Airlines Group SA, 0.50%, 07/04/23	EUR	2,800	2,496,412
Intu Jersey 2 Ltd., 2.88%, 11/01/22(k)	GBP	7,700	715,580
Intu Metrocentre Finance plc, 4.13%, 12/06/23		900	569,852
Ithaca Energy North Sea plc, 9.38%, 07/15/24(a)	USD	8,795	7,057,987
Jaguar Land Rover Automotive plc, 4.50%, 10/01/27(a)		10,500	8,242,500
Ladbrokes Group Finance plc:
5.13%, 09/16/22	GBP	752	938,885
5.13%, 09/08/23		1,857	2,345,878
Legal & General Group plc, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.38%), 5.62%(b)(m)		5,150	6,303,193
Lloyds Banking Group plc, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.50%), 3.87%, 07/09/25(b)	USD	11,160	12,118,746
London Stock Exchange Group plc, 1.75%, 12/06/27	EUR	1,371	1,664,484
Marks & Spencer plc(e):
3.00%, 12/08/23	GBP	2,400	2,973,840
6.00%, 06/12/25		1,700	2,252,356
3.25%, 07/10/27		6,775	8,206,437
Matalan Finance plc, 6.75%, 01/31/23		2,800	2,444,249
Mitchells & Butlers Finance plc, Series D1, (LIBOR GBP 3 Month + 2.13%), 2.32%, 06/15/36(b)		2,225	1,847,188
Motability Operations Group plc, 0.38%, 01/03/26	EUR	7,580	8,475,219
Motion Finco SARL, 7.00%, 05/15/25		1,265	1,462,088
National Westminster Bank plc(b)(m): Series A, (LIMEAN USD 6 Month + 0.25%), 2.06%	USD	200	174,248
Series B, (LIBOR USD 6 Month + 0.25%), 1.87%		1,600	1,393,984
Series C, (LIBOR USD 3 Month + 0.25%), 0.62%		8,700	7,565,694
NatWest Markets plc, 2.75%, 04/02/25	EUR	10,000	12,024,484
Neptune Energy Bondco plc, 6.63%, 05/15/25(a)	USD	6,266	5,451,420
New Look Financing plc, 8.00%, (8.00% Cash or 12.00% PIK), 05/03/24(a)(n)(o)	GBP	1,659	192,086
Pinewood Finance Co. Ltd., 3.25%, 09/30/25		14,200	17,331,292
Pinnacle Bidco plc, 6.38%, 02/15/25		5,750	6,017,613
Playtech plc: 3.75%, 10/12/23	EUR	2,300	2,545,072
4.25%, 03/07/26		1,200	1,327,977
Premier Foods Finance plc, 6.25%, 10/15/23	GBP	4,600	5,880,694
RELX Finance BV, 0.88%, 03/10/32	EUR	1,590	1,753,178

Security		Par (000)	Value

United Kingdom (continued)
Rolls-Royce plc:
0.88%, 05/09/24	EUR	4,100	$4,161,718
1.63%, 05/09/28		3,100	3,033,005
Royal Bank of Scotland Group plc: 2.50%, 03/22/23		7,571	8,847,467
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.15%), 2.36%, 05/22/24(b)	USD	3,275	3,362,259
Santander UK Group Holdings plc, (GBP Swap 5 Year + 5.79%), 6.75%(b)(m)	GBP	200	251,847
SSE plc, (EUR Swap Annual 5 Year + 1.99%), 2.38%(b)(m)	EUR	4,500	5,025,921
Synlab Bondco plc, (EURIBOR 3 Month + 4.75%), 4.75%, 07/01/25(b)		9,939	11,144,134
Synlab Unsecured Bondco plc, 8.25%, 07/01/23		603	691,020
Synthomer plc, 3.88%, 07/01/25		1,112	1,264,129
Tesco plc, 5.13%, 04/10/47		300	467,830
Tesco Property Finance 1 plc, 7.62%, 07/13/39	GBP	3,128	5,794,956
Tesco Property Finance 3 plc, 5.74%, 04/13/40		6,857	11,360,749
Tesco Property Finance 4 plc, 5.80%, 10/13/40		3,239	5,426,162
Top Gun Realisations 74 plc, 6.50%, 07/01/22(g)(j)		1,075	253,419
Tullow Oil Jersey Ltd., 6.63%, 07/12/21(k)	USD	5,800	4,639,013
Unique Pub Finance Co. plc (The):
Series M, 7.40%, 03/28/24(e)	GBP	14,699	18,882,350
Series A4, 5.66%, 06/30/27		7,477	9,402,217
Series N, 6.46%, 03/30/32(e)		9,801	12,627,901
Very Group Funding plc (The), 7.75%, 11/15/22		2,900	3,278,968
Virgin Media Finance plc:
3.75%, 07/15/30	EUR	18,656	20,488,416
Virgin Media Secured Finance plc:
5.50%, 08/15/26(a)	USD	1,520	1,554,869
5.00%, 04/15/27	GBP	1,600	2,059,384
5.25%, 05/15/29		700	905,968
5.50%, 05/15/29(a)	USD	12,900	13,480,500
4.25%, 01/15/30	GBP	4,225	5,182,846
4.50%, 08/15/30(a)	USD	3,825	3,829,781
Vodafone Group plc:
2.20%, 08/25/26	EUR	3,100	3,825,821
4.38%, 05/30/28	USD	7,330	8,717,607
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/03/78(b)	EUR	1,910	2,321,762
(GBP Swap 5 Year + 3.27%), 4.87%, 10/03/78(b)	GBP	575	740,426
(USD Swap Semi 5 Year + 3.05%), 6.25%, 10/03/78(b)	USD	22,500	24,113,700
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 01/03/79(b)	EUR	13,300	14,942,550
Wagamama Finance plc, 4.13%, 07/01/22	GBP	2,200	2,422,996
William Hill plc, 4.75%, 05/01/26		10,253	12,793,424
WPP Finance SA, 2.38%, 05/19/27	EUR	12,520	14,439,238

			671,082,276

United States — 17.7%
AbbVie, Inc.(a):
1.25%, 06/01/24		7,390	8,480,010
2.60%, 11/21/24	USD	8,251	8,759,358

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
3.80%, 03/15/25	USD	24,215	$26,866,919
Advanced Micro Devices, Inc., 7.50%, 08/15/22		36,430	40,255,150
Air Products and Chemicals, Inc.,
2.80%, 05/15/50		718	754,356
Albertsons Cos., Inc.:
3.50%, 02/15/23(a)		2,889	2,925,112
6.63%, 06/15/24		1,252	1,283,300
5.75%, 03/15/25		2,504	2,558,788
7.50%, 03/15/26(a)		1,242	1,341,360
4.63%, 01/15/27(a)		1,589	1,589,000
5.88%, 02/15/28(a)		2,239	2,310,133
4.88%, 02/15/30(a)		1,177	1,204,224
Alcoa Nederland Holding BV(a):
6.75%, 09/30/24		1,507	1,539,024
7.00%, 09/30/26		1,018	1,043,450
6.13%, 05/15/28		1,036	1,061,257
Amazon.com, Inc.:
4.05%, 08/22/47		6,848	8,908,480
2.50%, 06/03/50		4,519	4,639,295
2.70%, 06/03/60		15,055	15,313,817
Ambac Assurance Corp., 5.10%(a)(m)		1,407	1,885,937
AMC Entertainment Holdings, Inc., 10.50%, 04/15/25(a)		4,475	3,627,882
AMC Networks, Inc.:
5.00%, 04/01/24		1,990	1,970,100
4.75%, 08/01/25		3,032	2,987,126
American Airlines Group, Inc., Series 2017-1C, 5.18%, 08/15/23(c)		2,789	2,506,785
American Airlines Pass-Through Trust(c):
Series 2019-1C, Class A, 4.13%, 06/15/22		36,175	31,157,528
Series 2011-1, Class B, 4.87%, 04/22/25		3,033	2,506,282
Series 2017-2, Class A, 4.00%, 12/15/25		5,814	5,065,738
Series 2017-2, Class A, 3.50%, 12/15/27		40,818	35,103,824
American Airlines, Inc., Series 2017-2C, 5.18%, 10/15/23(c)		2,718	2,246,136
American Builders & Contractors Supply Co., Inc.(a):
5.88%, 05/15/26		1,221	1,208,790
4.00%, 01/15/28		2,224	2,161,216
American Energy-Permian Basin LLC, 12.00%, 10/01/24(a)(g)(j)		11,177	558,850
American Express Credit Corp., 3.30%, 05/03/27		7,899	8,959,512
American Tower Corp.:
1.95%, 05/22/26	EUR	8,890	10,596,579
2.10%, 06/15/30	USD	19,774	19,822,634
American University (The), 3.67%, 04/01/49		9,911	10,907,060
Amgen, Inc., 2.20%, 02/21/27		8,458	8,919,529
AMN Healthcare, Inc., 5.13%, 10/01/24(a)		9,636	9,636,000
Amphenol Technologies Holding GmbH, 0.75%, 05/04/26	EUR	8,700	9,754,901
Anthem, Inc.:
2.25%, 05/15/30	USD	16,928	17,366,225
3.13%, 05/15/50		17,448	18,049,639
Applied Materials, Inc.:
1.75%, 06/01/30		2,195	2,243,348
2.75%, 06/01/50		2,143	2,188,643
Aramark International Finance SARL,
3.13%, 04/01/25	EUR	1,100	1,169,322

Security		Par (000)	Value

United States (continued)
Aramark Services, Inc.:
6.38%, 05/01/25(a)	USD	1,000	$1,032,630
4.75%, 06/01/26		998	960,575
5.00%, 02/01/28(a)		2,311	2,195,450
Ardagh Packaging Finance plc:
6.00%, 02/15/25(a)		952	976,200
4.13%, 08/15/26(a)		1,606	1,580,063
4.75%, 07/15/27	GBP	7,181	8,631,038
5.25%, 08/15/27(a)	USD	1,626	1,597,350
Arrow Bidco LLC, 9.50%, 03/15/24(a)		16,599	12,947,220
Ashland Services BV, 2.00%, 01/30/28	EUR	4,807	5,009,116
Ashton Woods USA LLC(a):
6.75%, 08/01/25	USD	2,857	2,807,002
9.88%, 04/01/27		18,106	19,237,625
6.63%, 01/15/28		12,838	12,613,335
AT&T, Inc.:
2.30%, 06/01/27		30,000	31,058,113
2.75%, 06/01/31		44,060	45,874,792
3.65%, 06/01/51		14,640	15,328,390
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	2,016	2,230,639
Axalta Coating Systems LLC, 4.25%, 08/15/24		600	667,359
Ball Corp.:
0.88%, 03/15/24		2,371	2,554,202
5.25%, 07/01/25	USD	1,177	1,287,344
4.88%, 03/15/26		883	960,263
Banff Merger Sub, Inc., 8.38%, 09/01/26	EUR	1,398	1,566,883
Bank of America Corp.(b):
(SOFR + 1.15%), 1.32%, 06/19/26	USD	15,000	15,039,032
(LIBOR USD 3 Month + 1.07%), 3.97%, 03/05/29		17,225	19,734,248
(EURIBOR 3 Month + 3.67%), 3.65%, 03/31/29	EUR	8,415	11,293,766
(LIBOR USD 3 Month + 1.19%), 2.88%, 10/22/30	USD	20,350	22,015,833
(SOFR + 2.15%), 2.59%, 04/29/31		38,923	41,186,201
(SOFR + 1.93%), 2.68%, 06/19/41		6,956	7,143,767
(LIBOR USD 3 Month + 3.15%), 4.08%, 03/20/51		18,000	22,555,106
Bausch Health Americas, Inc.(a):
9.25%, 04/01/26		3,029	3,286,162
8.50%, 01/31/27		3,520	3,735,600
Bausch Health Cos., Inc.:
4.50%, 05/15/23	EUR	20,241	22,480,382
7.00%, 03/15/24(a)	USD	10,497	10,890,638
5.50%, 11/01/25(a)		13,459	13,795,475
9.00%, 12/15/25(a)		3,025	3,258,560
5.75%, 08/15/27(a)		1,826	1,935,560
7.00%, 01/15/28(a)		1,532	1,577,960
7.25%, 05/30/29(a)		3,048	3,200,400
Beacon Roofing Supply, Inc., 4.50%, 11/15/26(a)		2,515	2,459,972
Beazer Homes USA, Inc., 7.25%, 10/15/29		11,497	11,152,090
Becton Dickinson and Co., 3.79%, 05/20/50		10,589	11,760,985
Becton Dickinson Euro Finance SARL, 1.21%, 06/04/26	EUR	12,065	13,594,337
Belden, Inc.:
2.88%, 09/15/25		920	974,059
4.13%, 10/15/26		3,648	4,077,871
3.88%, 03/15/28		1,200	1,307,754

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Berry Global, Inc.:
1.00%, 01/15/25	EUR	3,569	$3,783,588
4.50%, 02/15/26(a)	USD	1,000	985,170
4.88%, 07/15/26(a)		2,549	2,587,235
5.63%, 07/15/27(a)		1,025	1,050,625
Blackstone Holdings Finance Co. LLC, 2.00%, 05/19/25	EUR	7,400	8,762,219
Boeing Co. (The):
4.51%, 05/01/23	USD	7,000	7,395,000
4.88%, 05/01/25		12,700	13,840,506
BorgWarner, Inc., 2.65%, 07/01/27		2,843	2,916,904
Boxer Parent Co., Inc.:
6.50%, 10/02/25	EUR	5,674	6,559,606
7.13%, 10/02/25(a)	USD	1,754	1,839,069
Boyd Gaming Corp.:
8.63%, 06/01/25(a)		2,751	2,874,795
6.38%, 04/01/26		1,000	950,000
4.75%, 12/01/27(a)		14,020	12,057,200
Broadcom, Inc.(a):
4.70%, 04/15/25		30,943	34,865,779
3.15%, 11/15/25		7,796	8,297,457
5.00%, 04/15/30		6,829	7,849,067
4.15%, 11/15/30		7,330	7,965,377
Brookfield Property REIT, Inc., 5.75%, 05/15/26(a)		2,043	1,726,335
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)(g)(j)		17,020	340,400
Buckeye Partners LP:
4.15%, 07/01/23		3,919	3,812,403
4.35%, 10/15/24		4,975	4,701,375
4.13%, 03/01/25(a)		8,450	8,105,831
3.95%, 12/01/26		706	665,264
Burlington Northern Santa Fe LLC, 3.05%, 02/15/51		7,297	7,942,085
Caesars Entertainment Corp., 5.00%, 10/01/24(k)		5,844	9,822,061
Caesars Resort Collection LLC, 5.25%, 10/15/25(a)		3,418	2,973,660
Callon Petroleum Co., 6.13%, 10/01/24		7,880	2,956,970
Calpine Corp.(a):
5.25%, 06/01/26		19,115	19,300,607
4.50%, 02/15/28		32,856	32,034,600
5.13%, 03/15/28		11,663	11,429,740
Capital One Financial Corp., 0.80%, 06/12/24	EUR	7,520	8,225,071
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(a)	USD	13,791	13,760,660
Carlson Travel, Inc., 6.75%, 12/15/23(a)		8,210	5,336,500
Carnival Corp., 11.50%, 04/01/23(a)		11,440	12,412,400
Carpenter Technology Corp., 4.45%, 03/01/23		12,790	12,660,182
Catalent Pharma Solutions, Inc.:
2.38%, 03/01/28	EUR	6,576	6,981,789
CCO Holdings LLC(a):
5.50%, 05/01/26	USD	3,053	3,160,801
5.13%, 05/01/27		6,601	6,829,395
5.00%, 02/01/28		9,377	9,681,753
5.38%, 06/01/29		3,017	3,182,935
4.50%, 08/15/30		3,318	3,384,360
CDK Global, Inc., 5.00%, 10/15/24(e)		2,120	2,247,200
Cedar Fair LP:
5.50%, 05/01/25(a)		6,807	6,841,035
5.38%, 04/15/27		1,009	903,055
5.25%, 07/15/29(a)		1,905	1,724,025

Security		Par (000)	Value

United States (continued)
Centene Corp.:
5.25%, 04/01/25(a)	USD	1,300	$1,338,571
5.38%, 06/01/26(a)		15,531	16,100,366
5.38%, 08/15/26(a)		3,037	3,159,118
4.25%, 12/15/27		23,881	24,643,043
4.63%, 12/15/29		11,218	11,834,990
3.38%, 02/15/30		12,969	13,094,929
Centennial Resource Production LLC(a):
5.38%, 01/15/26		30,495	16,162,350
6.88%, 04/01/27		4,962	2,629,860
Century Communities, Inc., 6.75%, 06/01/27		13,410	13,477,050
CenturyLink, Inc.:
5.63%, 04/01/25		1,021	1,055,714
5.13%, 12/15/26(a)(p)		1,213	1,209,967
4.00%, 02/15/27(a)		2,518	2,445,608
Charles River Laboratories International, Inc.(a):
5.50%, 04/01/26		425	442,000
4.25%, 05/01/28		2,832	2,830,556
Charter Communications Operating LLC:
(LIBOR USD 3 Month + 1.65%), 2.34%, 02/01/24(b)		557	558,790
4.91%, 07/23/25		1,400	1,604,516
2.80%, 04/01/31		25,646	25,979,950
3.70%, 04/01/51		8,615	8,449,739
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27		98	107,689
Cheniere Energy Partners LP:
5.25%, 10/01/25		26,425	26,337,798
5.63%, 10/01/26		8,483	8,440,585
4.50%, 10/01/29(a)		8,195	7,938,906
Cheniere Energy, Inc., 0.00%, (0.00% Cash or 4.88% PIK), 05/28/21(a)(k)(n)		46,386	46,627,189
Chesapeake Energy Corp.:
6.63%, 08/15/20(g)(j)		1,665	37,463
6.13%, 02/15/21(g)(j)		27,853	713,594
5.38%, 06/15/21(g)(j)		4,795	95,900
11.50%, 01/01/25(a)		322	36,772
CHRISTUS Health, Series C, 4.34%, 07/01/28		9,278	10,480,103
Churchill Downs, Inc.(a):
5.50%, 04/01/27		1,206	1,180,433
4.75%, 01/15/28		588	567,420
Cigna Corp., 2.40%, 03/15/30		19,885	20,632,961
Citgo Holding, Inc., 9.25%, 08/01/24(a)		9,560	9,512,200
Citigroup, Inc.(b):
(SOFR + 2.75%), 3.11%, 04/08/26		31,071	33,419,196
(SOFR + 3.91%), 4.41%, 03/31/31		14,705	17,447,770
(SOFR + 2.11%), 2.57%, 06/03/31		32,390	33,499,693
(SOFR + 4.55%), 5.32%, 03/26/41		15,720	21,340,482
Claremont Mckenna College, Series 2019, 3.38%, 01/01/50		5,993	6,552,918
Clarios Global LP:
4.38%, 05/15/26	EUR	13,436	14,876,041
6.25%, 05/15/26(a)	USD	2,609	2,690,531
Clean Harbors, Inc., 4.88%, 07/15/27(a)		2,067	2,123,842
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(a)		747	717,120
Clorox Co. (The), 1.80%, 05/15/30		8,654	8,732,053
CNH Industrial Capital LLC, 1.95%, 07/02/23		2,911	2,930,104
Coca-Cola Co. (The), 2.60%, 06/01/50		7,310	7,376,830
Colfax Corp., 6.00%, 02/15/24(a)		1,215	1,252,969

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Colt Merger Sub, Inc.(a):
5.75%, 07/01/25	USD	4,358	$4,382,841
6.25%, 07/01/25		38,804	38,561,475
8.13%, 07/01/27		17,284	16,700,665
Comcast Corp.:
1.95%, 01/15/31		22,152	22,403,455
3.75%, 04/01/40		11,055	12,944,188
4.00%, 03/01/48		8,117	9,870,060
2.80%, 01/15/51		8,747	8,969,919
4.95%, 10/15/58		11,955	17,003,329
Commercial Metals Co.:
4.88%, 05/15/23		9,935	10,009,512
5.75%, 04/15/26		5,469	5,605,725
5.38%, 07/15/27		22,403	22,683,038
CommScope, Inc.(a):
5.50%, 06/15/24		12,410	12,637,475
6.00%, 03/01/26		12,580	12,894,500
8.25%, 03/01/27		11,340	11,654,118
7.13%, 07/01/28		4,711	4,699,694
Conservation Fund A Nonprofit Corp. (The), Series 2019, 3.47%, 12/15/29		2,204	2,365,460
Constellium SE, 5.88%, 02/15/26(a)		1,016	1,018,713
Corevest American Finance Trust, Series 2020-2, Class A, 3.38%, 05/15/52(a)		3,356	3,573,801
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49		1,024	1,121,995
Coty, Inc.:
4.00%, 04/15/23	EUR	700	697,887
4.75%, 04/15/26		1,700	1,671,206
Crown Americas LLC, 4.75%, 02/01/26	USD	1,766	1,799,607
Crown Castle International Corp.:
3.65%, 09/01/27		41,975	46,908,262
4.30%, 02/15/29		3,745	4,342,716
3.10%, 11/15/29		6,450	6,914,327
4.15%, 07/01/50		15,807	18,524,335
Crown European Holdings SA:
2.25%, 02/01/23	EUR	2,221	2,492,174
2.25%, 02/01/23(a)		300	336,629
0.75%, 02/15/23		2,540	2,744,080
3.38%, 05/15/25		432	502,262
CrownRock LP, 5.63%, 10/15/25(a)	USD	7,399	6,631,354
CSC Holdings LLC:
5.25%, 06/01/24		360	378,900
6.63%, 10/15/25(a)		20,505	21,299,569
10.88%, 10/15/25(a)		1,952	2,098,400
5.50%, 05/15/26(a)		7,739	7,943,077
5.50%, 04/15/27(a)		1,619	1,684,569
5.38%, 02/01/28(a)		3,280	3,427,600
6.50%, 02/01/29(a)		2,101	2,297,969
5.75%, 01/15/30(a)		11,145	11,607,518
CVS Health Corp.:
4.10%, 03/25/25		15,785	17,851,923
3.63%, 04/01/27		4,411	4,953,500
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		1,008	1,036,002
DaVita, Inc.:
5.00%, 05/01/25		2,973	3,039,892
4.63%, 06/01/30(a)		11,170	11,116,384
DCP Midstream Operating LP:
5.38%, 07/15/25		1,971	1,956,218
5.13%, 05/15/29		706	677,322
Dell International LLC(a):
5.45%, 06/15/23		2,985	3,265,030
5.85%, 07/15/25		34,363	39,489,950

Security		Par (000)	Value

United States (continued)
Delta Air Lines Pass-Through Trust:
Series 2015-1, Class B, 4.25%, 07/30/23	USD	2,551	$2,324,627
Series 2019-1, Class AA, 3.20%, 04/25/24		246	246,279
DH Europe Finance II SARL, 1.80%, 09/18/49	EUR	4,200	4,515,418
Diamond Sports Group LLC, 5.38%, 08/15/26(a)	USD	11,844	8,572,095
Diamondback Energy, Inc.:
4.75%, 05/31/25		2,938	3,143,739
5.38%, 05/31/25		120	123,525
Digital Dutch Finco BV, 0.63%, 07/15/25	EUR	8,640	9,578,072
Discovery Communications LLC, 3.95%, 03/20/28	USD	2,930	3,274,122
DISH DBS Corp., 6.75%, 06/01/21		7,015	7,146,531
Dow Chemical Co. (The), 0.50%, 03/15/27	EUR	5,220	5,548,037
Dun & Bradstreet Corp. (The)(a):
6.88%, 08/15/26	USD	4,270	4,500,836
10.25%, 02/15/27		15,965	17,721,150
DuPont de Nemours, Inc., 2.17%, 05/01/23		8,518	8,684,416
Elanco Animal Health, Inc.(e):
4.66%, 08/27/21		22,062	22,503,240
5.02%, 08/28/23		20,996	22,045,800
5.65%, 08/28/28		3,033	3,362,990
Eldorado Resorts, Inc., 6.00%, 04/01/25		1,000	1,046,000
Endeavor Energy Resources LP(a):
5.50%, 01/30/26		6,986	6,689,095
5.75%, 01/30/28		6,367	6,112,320
Entergy Corp.:
2.80%, 06/15/30		4,690	4,956,125
3.75%, 06/15/50		3,100	3,440,226
EQM Midstream Partners LP, 6.50%, 07/01/27(a)		1,443	1,477,949
Equinix, Inc., 1.80%, 07/15/27		5,383	5,380,147
ESH Hospitality, Inc., 5.25%, 05/01/25(a)		2,000	1,920,000
Exxon Mobil Corp.:
1.41%, 06/26/39	EUR	8,060	8,946,231
3.45%, 04/15/51	USD	24,079	26,665,817
FedEx Corp., 4.25%, 05/15/30		9,530	10,884,481
Fidelity National Information Services, Inc.:
0.63%, 12/03/25	EUR	5,540	6,164,140
3.00%, 08/15/26	USD	4,020	4,454,174
3.36%, 05/21/31	GBP	3,270	4,671,631
2.95%, 05/21/39	EUR	1,225	1,574,052
Fiserv, Inc.:
3.50%, 07/01/29	USD	28,677	32,236,414
2.65%, 06/01/30		17,223	18,248,974
4.40%, 07/01/49		2,930	3,566,055
Five Point Operating Co. LP, 7.88%, 11/15/25(a)		21,761	20,564,145
Ford Foundation (The), Series 2020, 2.42%, 06/01/50		4,620	4,734,905
Ford Motor Co., 8.50%, 04/21/23		6,440	6,810,300
Ford Motor Credit Co. LLC:
5.58%, 03/18/24		15,627	15,778,582
5.13%, 06/16/25		4,565	4,566,826
2.33%, 11/25/25	EUR	6,900	6,817,241
Forestar Group, Inc.(a):
8.00%, 04/15/24	USD	24,894	25,765,290
5.00%, 03/01/28		12,530	12,279,400

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Fox Corp., 3.05%, 04/07/25	USD	9,606	$10,395,850
Freeport-McMoRan, Inc.:
5.00%, 09/01/27		3,706	3,723,372
5.25%, 09/01/29		706	723,650
GE Capital Funding LLC(a):
3.45%, 05/15/25		35,000	36,669,283
4.40%, 05/15/30		9,992	10,397,725
General Electric Co., 4.35%, 05/01/50		3,771	3,729,536
General Mills, Inc., 2.88%, 04/15/30		8,172	8,897,524
General Motors Co.:
5.40%, 10/02/23		4,500	4,865,643
6.13%, 10/01/25		23,578	26,494,237
General Motors Financial Co., Inc.:
3.45%, 04/10/22		2,671	2,723,507
5.20%, 03/20/23		12,458	13,314,066
2.90%, 02/26/25		715	712,149
2.75%, 06/20/25		13,668	13,499,964
George Washington University (The), Series 2018, 4.13%, 09/15/48		6,366	7,777,673
Georgia-Pacific LLC(a):
2.10%, 04/30/27		7,090	7,362,864
2.30%, 04/30/30		35,270	36,741,329
Gilead Sciences, Inc., 4.15%, 03/01/47		7,085	9,011,574
Global Payments, Inc., 2.90%, 05/15/30		19,494	20,456,121
GLP Capital LP:
5.38%, 11/01/23		343	365,089
4.00%, 01/15/31		3,678	3,651,335
Golden Entertainment, Inc., 7.63%, 04/15/26(a)		3,070	2,824,400
Golden Nugget, Inc., 6.75%, 10/15/24(a)		7,140	5,131,875
Goldman Sachs Group, Inc. (The), 3.50%, 04/01/25		23,978	26,292,059
Goodyear Tire & Rubber Co. (The):
9.50%, 05/31/25		1,000	1,070,000
5.00%, 05/31/26		1,247	1,161,580
Gray Television, Inc.(a):
5.88%, 07/15/26		2,413	2,401,828
7.00%, 05/15/27		1,000	1,025,000
Great Western Petroleum LLC, 9.00%, 09/30/21(a)		15,677	9,406,200
H&E Equipment Services, Inc., 5.63%, 09/01/25		3,022	3,051,585
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24	EUR	685	764,341
Hanesbrands, Inc.(a):
4.63%, 05/15/24	USD	3,430	3,412,850
5.38%, 05/15/25		1,000	1,011,250
4.88%, 05/15/26		1,059	1,066,942
HCA, Inc.:
5.00%, 03/15/24		4,620	5,135,136
5.38%, 02/01/25		6,268	6,714,595
5.25%, 04/15/25		5,380	6,170,120
5.88%, 02/15/26		4,617	5,061,386
5.25%, 06/15/26		2,517	2,907,947
5.38%, 09/01/26		3,698	4,026,198
5.63%, 09/01/28		1,765	1,970,181
5.88%, 02/01/29		3,230	3,655,036
HD Supply, Inc., 5.38%, 10/15/26(a)		2,559	2,613,379
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		3,182	3,087,177
5.13%, 05/01/26		432	430,112
4.88%, 01/15/30		3,193	3,145,105
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		9,381	9,171,898
4.88%, 04/01/27		3,000	2,928,750

Security		Par (000)	Value

United States (continued)
Hologic, Inc., 4.38%, 10/15/25(a)	USD	1,171	$1,182,464
Home Depot, Inc. (The):
5.95%, 04/01/41		810	1,221,191
3.35%, 04/15/50		7,297	8,337,091
Honeywell International, Inc., 0.75%, 03/10/32	EUR	2,120	2,329,087
Horizon Therapeutics USA, Inc., 5.50%, 08/01/27(a)	USD	706	734,501
Howard Hughes Corp. (The), 5.38%, 03/15/25(a)		2,000	1,861,200
Howmet Aerospace, Inc.:
5.13%, 10/01/24		1,541	1,596,260
5.90%, 02/01/27		18,766	19,896,652
HP, Inc., 2.20%, 06/17/25		12,565	12,969,125
Hyatt Hotels Corp., 5.38%, 04/23/25		3,404	3,607,081
Hyundai Capital America, 3.40%, 06/20/24(a)		23,579	24,337,949
iHeartCommunications, Inc.:
6.38%, 05/01/26		3,097	3,065,688
5.25%, 08/15/27(a)		2,865	2,743,238
4.75%, 01/15/28(a)		588	542,430
Intercontinental Exchange, Inc., 2.10%, 06/15/30		6,827	6,936,935
International Business Machines Corp.:
0.88%, 01/31/25	EUR	10,550	12,138,723
2.85%, 05/15/40	USD	9,887	10,295,287
4.25%, 05/15/49		25,655	32,664,203
2.95%, 05/15/50		3,002	3,080,305
International Game Technology plc:
6.25%, 02/15/22(a)		1,544	1,558,475
4.75%, 02/15/23	EUR	3,400	3,839,840
3.50%, 07/15/24		2,100	2,282,671
6.50%, 02/15/25(a)	USD	4,111	4,203,539
6.25%, 01/15/27(a)		2,827	2,897,675
5.25%, 01/15/29(a)		500	488,350
IQVIA, Inc.:
3.25%, 03/15/25	EUR	3,075	3,478,752
5.00%, 10/15/26(a)	USD	3,109	3,198,228
5.00%, 05/15/27(a)		2,216	2,270,708
2.88%, 06/15/28	EUR	2,960	3,304,775
IRB Holding Corp., 7.00%, 06/15/25(a)	USD	2,901	2,990,061
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	3,019	3,555,125
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(a)	USD	3,925	3,944,625
Iron Mountain, Inc.:
3.00%, 01/15/25	EUR	8,720	9,533,716
5.00%, 07/15/28(a)	USD	5,000	4,898,500
5.25%, 07/15/30(a)		5,211	5,132,835
Jagged Peak Energy LLC, 5.88%, 05/01/26		8,197	7,951,090
Jaguar Holding Co. II/PPD
Development LP, 5.00%, 06/15/28(a)		1,512	1,547,910
JBS Investments II GmbH(a):
7.00%, 01/15/26		4,047	4,247,326
5.75%, 01/15/28		1,505	1,487,783
JBS USA LUX SA(a):
5.88%, 07/15/24		2,271	2,302,226
5.75%, 06/15/25		2,340	2,360,475
6.75%, 02/15/28		4,538	4,784,754
6.50%, 04/15/29		5,768	6,121,290
5.50%, 01/15/30		1,471	1,507,775
JPMorgan Chase & Co.(b):
(SOFR + 1.16%), 2.30%, 10/15/25		22,245	23,301,171
(SOFR + 1.85%), 2.08%, 04/22/26		20,288	21,071,494
(SOFR + 3.79%), 4.49%, 03/24/31		31,255	38,102,109

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
(SOFR + 2.46%), 3.11%, 04/22/41	USD	10,940	$11,816,175
(SOFR + 2.44%), 3.11%, 04/22/51		5,124	5,517,187
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		1,831	1,803,535
KB Home, 7.63%, 05/15/23		4,682	5,103,380
Keurig Dr Pepper, Inc., 3.80%, 05/01/50		8,919	10,078,081
KFC Holding Co.(a):
5.00%, 06/01/24		4,250	4,329,687
5.25%, 06/01/26		6,390	6,549,750
Kimberly-Clark Corp., 3.10%, 03/26/30		7,707	8,775,823
Kraft Heinz Foods Co.:
3.88%, 05/15/27(a)		17,008	17,773,163
2.25%, 05/25/28	EUR	1,600	1,767,400
Kroger Co. (The), 2.20%, 05/01/30	USD	7,830	8,143,792
Lam Research Corp., 2.88%, 06/15/50		7,518	7,744,999
Lamar Media Corp.:
5.75%, 02/01/26		1,316	1,357,612
3.75%, 02/15/28(a)		706	665,617
Lamb Weston Holdings, Inc.(a):
4.63%, 11/01/24		2,695	2,796,062
4.88%, 11/01/26		2,699	2,793,465
Leidos, Inc., 3.63%, 05/15/25(a)		3,795	4,135,449
Lennar Corp.:
2.95%, 11/29/20		55	55,060
8.38%, 01/15/21		2,042	2,105,813
4.75%, 04/01/21		6,430	6,507,674
4.13%, 01/15/22		3,018	3,055,725
4.75%, 11/15/22(e)		28,591	29,591,685
4.88%, 12/15/23		3,655	3,856,025
4.50%, 04/30/24		1,760	1,830,030
5.88%, 11/15/24		10,976	11,994,024
4.75%, 05/30/25		1,207	1,288,473
5.25%, 06/01/26		172	185,760
4.75%, 11/29/27		2,172	2,356,620
Level 3 Financing, Inc.:
5.13%, 05/01/23		561	561,000
5.38%, 01/15/24		6,675	6,725,062
5.25%, 03/15/26		4,067	4,178,842
4.63%, 09/15/27(a)		1,177	1,185,828
4.25%, 07/01/28(a)		14,883	14,865,885
LGI Homes, Inc., 6.88%, 07/15/26(a)		2,857	2,906,997
LKQ European Holdings BV, 3.63%, 04/01/26	EUR	3,000	3,419,372
Lockheed Martin Corp., 2.80%, 06/15/50	USD	887	933,425
Lowe’s Cos., Inc., 5.13%, 04/15/50		21,306	29,077,551
M/I Homes, Inc., 4.95%, 02/01/28		10,833	10,765,294
Macy’s Retail Holdings, Inc., 3.45%, 01/15/21		4,000	3,780,000
Macy’s, Inc., 8.38%, 06/15/25(a)		6,770	6,739,467
Marathon Petroleum Corp.:
4.75%, 12/15/23		3,340	3,665,228
4.70%, 05/01/25		11,024	12,340,916
Marriott International, Inc.:
Series N, 3.13%, 10/15/21		5,120	5,130,489
4.63%, 06/15/30		2,643	2,742,417
Marriott Ownership Resorts, Inc.:
6.13%, 09/15/25(a)		6,430	6,574,675
6.50%, 09/15/26		6,714	6,764,355
Marsh &McLennan Cos., Inc.:
4.38%, 03/15/29		17,855	21,260,226
2.25%, 11/15/30		3,306	3,430,805
Masonite International Corp.(a):
5.75%, 09/15/26		350	360,500
5.38%, 02/01/28		1,010	1,032,725

Security		Par (000)	Value

United States (continued)
Massachusetts Institute of Technology, 3.96%, 07/01/38	USD	8,375	$10,593,349
Mastercard, Inc., 3.50%, 02/26/28		7,637	8,772,016
Matador Resources Co., 5.88%, 09/15/26		1,236	914,640
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	2,000	2,179,644
5.50%, 04/15/24(a)	USD	14,877	14,612,003
McDonald’s Corp.:
3.50%, 07/01/27		3,293	3,739,164
2.13%, 03/01/30		7,825	8,023,244
4.45%, 09/01/48		8,325	10,285,234
Medtronic Global Holdings SCA:
1.13%, 03/07/27	EUR	2,850	3,342,268
1.63%, 03/07/31		4,260	5,211,959
2.25%, 03/07/39		3,570	4,500,232
1.75%, 07/02/49		10,500	11,484,018
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24	USD	18,305	18,946,041
4.63%, 06/15/25(a)		1,349	1,319,160
4.50%, 09/01/26		2,180	2,158,854
5.75%, 02/01/27		7,050	7,226,250
MGM Resorts International:
5.75%, 06/15/25		2,340	2,313,722
4.63%, 09/01/26		2,047	1,862,770
5.50%, 04/15/27		769	740,162
Microchip Technology, Inc.:
3.92%, 06/01/21		25,675	26,175,379
4.33%, 06/01/23		5,000	5,393,800
2.67%, 09/01/23(a)		21,199	21,819,750
4.25%, 09/01/25(a)		19,143	19,264,813
Microsoft Corp., 4.45%, 11/03/45		6,319	8,592,805
Mohawk Capital Finance SA, 1.75%, 06/12/27	EUR	7,100	8,201,031
Molina Healthcare, Inc., 5.38%, 11/15/22(e)	USD	1,413	1,441,260
Mondelez International, Inc., 2.75%, 04/13/30		38,238	41,160,825
Morgan Stanley(b):
(SOFR + 1.99%), 2.19%, 04/28/26 (LIBOR USD 3 Month + 1.63%),		15,212	15,838,874
4.43%, 01/23/30		10,832	12,905,544
(SOFR + 3.12%), 3.62%, 04/01/31		20,083	22,942,294
(SOFR + 4.84%), 5.60%, 03/24/51		4,000	6,085,503
MPT Operating Partnership LP:
2.55%, 12/05/23	GBP	875	1,080,626
3.33%, 03/24/25	EUR	3,100	3,691,821
5.25%, 08/01/26	USD	588	610,050
5.00%, 10/15/27		2,816	2,893,440
3.69%, 06/05/28	GBP	700	869,044
4.63%, 08/01/29	USD	1,059	1,064,295
Nationstar Mortgage Holdings, Inc.(a):
9.13%, 07/15/26		8,467	8,948,518
6.00%, 01/15/27		2,257	2,144,150
Navient Corp.:
7.25%, 09/25/23		1,028	1,004,757
6.75%, 06/25/25		1,009	962,334
6.75%, 06/15/26		999	924,075
NBCUniversal Media LLC, 4.45%, 01/15/43		7,530	9,465,628
NCL Corp. Ltd., 3.63%, 12/15/24(a)		1,687	1,031,179
NCR Corp.:
5.00%, 07/15/22		3,736	3,731,330

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
8.13%, 04/15/25(a)	USD	1,530	$1,621,800
NetApp, Inc., 1.88%, 06/22/25		3,451	3,500,177
Netflix, Inc.:
5.88%, 02/15/25		942	1,040,910
3.00%, 06/15/25	EUR	3,546	4,098,469
5.88%, 11/15/28	USD	2,236	2,546,245
6.38%, 05/15/29		2,540	2,946,400
3.88%, 11/15/29	EUR	2,938	3,463,146
5.38%, 11/15/29(a)	USD	1,059	1,159,817
3.63%, 06/15/30	EUR	4,869	5,620,755
Newfield Exploration Co., 5.38%, 01/01/26	USD	863	808,141
Nexstar Broadcasting, Inc.(a):
5.63%, 08/01/24		1,000	1,007,500
5.63%, 07/15/27		7,869	7,810,455
NextEra Energy Capital Holdings, Inc., 2.25%, 06/01/30		18,260	18,805,918
NGPL PipeCo LLC, 7.77%, 12/15/37(a)		15,327	18,706,558
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(a)		988	970,710
NiSource, Inc., 3.60%, 05/01/30		2,862	3,278,168
Norfolk Southern Corp., 3.05%, 05/15/50		8,409	8,658,033
Northeastern University, Series 2020, 2.89%, 10/01/50		3,164	3,206,614
Northern States Power Co., 2.60%, 06/01/51		6,723	6,840,591
Northern Trust Corp., 1.95%, 05/01/30		7,211	7,441,448
NRG Energy, Inc.:
7.25%, 05/15/26		14,717	15,526,435
6.63%, 01/15/27		6,213	6,484,819
5.75%, 01/15/28		2,671	2,817,905
5.25%, 06/15/29(a)		4,320	4,536,000
2.75%, 06/01/48(k)		7,928	8,015,311
Nucor Corp.:
2.00%, 06/01/25		1,557	1,612,370
2.70%, 06/01/30		752	789,504
NuStar Logistics LP, 4.80%, 09/01/20		10,394	10,394,000
NVIDIA Corp., 3.50%, 04/01/50		3,634	4,152,045
Occidental Petroleum Corp.:
Series 1, 4.10%, 02/01/21		1,000	1,004,000
4.85%, 03/15/21		2,000	1,985,000
2.60%, 08/13/21		13,745	13,432,851
8.00%, 07/15/25		5,000	5,018,750
Ochsner Clinic Foundation, 5.90%, 05/15/45		3,096	3,984,235
OI European Group BV:
3.13%, 11/15/24	EUR	1,730	1,911,550
2.88%, 02/15/25		3,698	3,997,655
Oracle Corp.:
2.95%, 04/01/30	USD	20,000	22,272,726
3.60%, 04/01/50		22,515	25,056,484
Outfront Media Capital LLC(a):
5.00%, 08/15/27		2,487	2,238,300
4.63%, 03/15/30		588	532,140
Owens-Brockway Glass Container, Inc.,
5.88%, 08/15/23(a)		1,417	1,459,510
Parsley Energy LLC, 5.38%, 01/15/25(a)		22,147	21,544,602
PayPal Holdings, Inc., 3.25%, 06/01/50		8,013	8,677,202
PBF Holding Co. LLC, 9.25%, 05/15/25(a)		9,034	9,643,795
PDC Energy, Inc., 5.75%, 05/15/26		810	737,100
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48		1,293	1,713,436
PepsiCo, Inc., 1.63%, 05/01/30		8,638	8,796,517

Security		Par (000)	Value

United States (continued)
Pfizer, Inc., 2.70%, 05/28/50	USD	3,555	$3,681,419
PG&E Corp., 5.00%, 07/01/28		10,698	10,694,791
Pilgrim’s Pride Corp.(a):
5.75%, 03/15/25		177	176,483
5.88%, 09/30/27		1,718	1,718,344
Pioneer Energy Services Corp.(a):
(LIBOR USD 3 Month + 9.50%), 11.00%, 05/15/25(b)		13,374	10,564,334
5.00%, (5.00% Cash or 5.00% PIK), 11/15/25(k)(n)		9,122	4,929,949
Plains All American Pipeline LP, 2.85%, 01/31/23		3,365	3,403,497
Post Holdings, Inc.(a):
5.00%, 08/15/26		3,433	3,445,874
5.50%, 12/15/29		1,524	1,575,999
Prologis Euro Finance LLC, 0.25%, 09/10/27	EUR	5,545	6,091,772
PulteGroup, Inc.:
4.25%, 03/01/21	USD	425	429,250
5.50%, 03/01/26		7,505	8,184,953
5.00%, 01/15/27		1,262	1,350,340
7.88%, 06/15/32		10,834	13,843,685
6.00%, 02/15/35		141	162,291
QEP Resources, Inc., 6.88%, 03/01/21		1,000	955,000
Qorvo, Inc.:
5.50%, 07/15/26		17,964	18,682,560
4.38%, 10/15/29(a)		6,155	6,303,212
QUALCOMM, Inc., 3.25%, 05/20/50		8,030	8,783,471
Quicken Loans, Inc.(a):
5.75%, 05/01/25		43,325	44,290,714
5.25%, 01/15/28		4,192	4,325,641
Raytheon Technologies Corp., 3.13%, 07/01/50		3,235	3,438,114
Realogy Group LLC, 9.38%, 04/01/27(a)		1,092	1,018,399
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	8,161	9,544,111
6.25%, 05/15/26(a)	USD	34,900	36,994,000
Republic Services, Inc., 2.30%, 03/01/30		16,502	17,209,186
Reynolds Group Issuer, Inc.(a):
5.13%, 07/15/23		1,000	1,007,590
7.00%, 07/15/24		418	419,175
RWJ Barnabas Health, Inc., 3.48%, 07/01/49		3,026	3,189,486
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(a)		824	733,360
Sabre GLBL, Inc.(a):
5.38%, 04/15/23		4,500	4,200,930
5.25%, 11/15/23		860	791,200
9.25%, 04/15/25		4,500	4,741,875
Scientific Games International, Inc., 5.00%, 10/15/25(a)		3,945	3,642,261
SeaWorld Parks &Entertainment, Inc., 8.75%, 05/01/25(a)		6,851	6,919,510
Select Medical Corp., 6.25%, 08/15/26(a)		24,396	24,663,136
Service Properties Trust:
5.00%, 08/15/22		5,139	5,046,612
4.50%, 06/15/23		3,652	3,496,539
7.50%, 09/15/25		2,493	2,626,461
Sherwin-Williams Co. (The), 2.30%, 05/15/30		10,943	11,169,695
Silgan Holdings, Inc.:
3.25%, 03/15/25	EUR	5,600	6,322,555
2.25%, 06/01/28		4,840	5,216,968

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Sirius XM Radio, Inc.(a):
4.63%, 07/15/24	USD	18,919	$19,391,975
5.38%, 04/15/25		817	839,059
5.38%, 07/15/26		2,064	2,131,575
5.00%, 08/01/27		10,524	10,756,265
5.50%, 07/01/29		10,698	11,260,929
Six Flags Entertainment Corp., 4.88%, 07/31/24(a)		2,001	1,790,895
SM Energy Co.:
1.50%, 07/01/21(k)		13,227	12,140,940
6.13%, 11/15/22		5,925	4,325,250
10.00%, 01/15/25(a)		8,036	7,634,464
Southern California Edison Co., 2.25%, 06/01/30		4,156	4,196,307
Southwest Airlines Co., 5.13%, 06/15/27		2,190	2,265,785
Sprint Communications, Inc., 6.00%, 11/15/22		4,500	4,746,285
Sprint Corp.:
7.25%, 09/15/21		14,374	15,068,983
7.88%, 09/15/23		28,732	32,359,415
7.13%, 06/15/24		18,341	20,709,556
7.63%, 02/15/25		9,105	10,504,894
Sprint Spectrum Co. LLC, 3.36%, 09/20/21(a)(e)		2,112	2,137,598
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23		14,367	15,426,279
Standard Industries, Inc.:
5.38%, 11/15/24(a)		1,355	1,392,262
6.00%, 10/15/25(a)		33,474	34,453,784
2.25%, 11/21/26	EUR	2,411	2,544,364
5.00%, 02/15/27(a)	USD	1,622	1,642,275
4.75%, 01/15/28(a)		5,637	5,714,509
4.38%, 07/15/30(a)		325	324,188
Staples, Inc., 7.50%, 04/15/26(a)		9,801	7,701,136
Starbucks Corp., 3.50%, 11/15/50	8,040		8,470,923
Steel Dynamics, Inc., 2.40%, 06/15/25		883	909,401
Stericycle, Inc., 5.38%, 07/15/24(a)		1,219	1,249,475
Stryker Corp.:
0.25%, 12/03/24	EUR	5,540	6,155,088
1.00%, 12/03/31		8,400	9,313,582
Summit Materials LLC, 6.13%, 07/15/23	USD	516	513,704
SUN Country Marine, Inc.(c):
Series 2019-1C, 7.00%, 12/15/23		4,880	3,964,958
Series 2019-1B, 4.70%, 12/15/25		4,876	4,047,327
Sunoco LP:
4.88%, 01/15/23		1,978	1,948,330
5.50%, 02/15/26		4,143	4,018,710
6.00%, 04/15/27		1,907	1,887,930
5.88%, 03/15/28		9,465	9,395,527
Sutter Health, Series 2018, 3.70%, 08/15/28		6,660	7,450,994
Talen Energy Supply LLC:
6.50%, 06/01/25		10,524	6,945,840
10.50%, 01/15/26(a)		10,841	8,564,390
7.25%, 05/15/27(a)		41,842	41,632,790
Talos Production LLC, 11.00%, 04/03/22		14,140	13,150,200
Targa Resources Partners LP:
4.25%, 11/15/23		2,000	1,910,000
6.75%, 03/15/24		481	479,797
5.13%, 02/01/25		1,427	1,373,487
5.88%, 04/15/26		13,787	13,649,130
5.38%, 02/01/27		1,008	972,720
6.50%, 07/15/27		2,914	2,921,285

Security		Par (000)	Value

United States (continued)
5.00%, 01/15/28	USD	883	$830,356
6.88%, 01/15/29		1,568	1,642,480
5.50%, 03/01/30(a)		1,177	1,136,535
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)		17,404	18,026,019
TEGNA, Inc.(a):
4.63%, 03/15/28		13,596	12,508,320
5.00%, 09/15/29		1,295	1,212,340
Teleflex, Inc., 4.63%, 11/15/27		1,001	1,058,267
Tempur Sealy International, Inc., 5.50%, 06/15/26		1,899	1,917,990
Tenet Healthcare Corp.:
4.63%, 07/15/24		5,032	4,930,303
4.63%, 09/01/24(a)		18,780	18,357,450
5.13%, 05/01/25		5,625	5,429,306
4.88%, 01/01/26(a)		27,151	26,438,286
6.25%, 02/01/27(a)		6,072	6,026,460
5.13%, 11/01/27(a)		1,765	1,741,526
4.63%, 06/15/28(a)		861	838,786
Terex Corp., 5.63%, 02/01/25(a)		2,287	2,081,170
Thermo Fisher Scientific, Inc.:
2.00%, 04/15/25	EUR	5,670	6,818,940
1.88%, 10/01/49		4,300	4,607,024
T-Mobile USA, Inc.(a):
3.50%, 04/15/25	USD	6,551	7,130,043
1.50%, 02/15/26		34,890	34,887,558
3.75%, 04/15/27		25,000	27,704,250
3.88%, 04/15/30		59,400	66,109,824
4.50%, 04/15/50		5,840	6,950,943
Toll Brothers Finance Corp.:
4.38%, 04/15/23		15,384	15,960,900
4.88%, 11/15/25		4,261	4,544,186
4.88%, 03/15/27		2,000	2,155,000
4.35%, 02/15/28		2,000	2,075,000
3.80%, 11/01/29		11,919	11,984,555
TransDigm, Inc.(a):
8.00%, 12/15/25		17,941	18,855,812
6.25%, 03/15/26		19,577	19,528,449
Transocean Guardian Ltd., 5.88%, 01/15/24(a)		2,805	2,439,416
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(a)		20,466	19,186,781
Transocean Proteus Ltd., 6.25%, 12/01/24(a)		2,388	2,173,171
TRI Pointe Group, Inc.:
5.25%, 06/01/27		11,685	11,626,575
5.70%, 06/15/28		562	570,430
UGI International LLC, 3.25%, 11/01/25	EUR	1,200	1,321,236
Under Armour, Inc., 3.25%, 06/15/26	USD	706	623,186
United Airlines Pass-Through Trust:
Series 2013-1, Class B, 5.38%, 08/15/21		12,146	11,548,698
Series 2014-2, Class A, 3.75%, 09/03/26		746	680,349
Series 2019-2, Class B, 3.50%, 05/01/28		4,758	3,577,663
United Rentals North America, Inc.:
5.50%, 07/15/25		10,974	11,262,067
4.63%, 10/15/25		2,415	2,427,075
5.88%, 09/15/26		5,284	5,537,632
6.50%, 12/15/26		3,593	3,772,650
5.50%, 05/15/27		5,283	5,441,490
3.88%, 11/15/27		8,963	8,940,593
4.88%, 01/15/28		11,779	12,073,475
5.25%, 01/15/30		883	911,697

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
UnitedHealth Group, Inc.:
3.45%, 01/15/27	USD	7,787	$8,882,300
2.90%, 05/15/50		3,918	4,137,501
University of Southern California, 3.03%, 10/01/39		634	690,619
Upjohn Finance BV:
0.82%, 06/23/22	EUR	4,040	4,565,266
1.02%, 06/23/24		6,150	6,954,382
Upjohn, Inc., 1.65%, 06/22/25(a)	USD	2,777	2,831,513
US Bancorp, 0.85%, 06/07/24	EUR	5,515	6,281,919
US Concrete, Inc., 6.38%, 06/01/24 .	USD	1,300	1,283,750
Verizon Communications, Inc., 4.00%, 03/22/50		7,300	9,337,126
Vertical US Newco, Inc., 5.25%, 07/15/27(a)		8,738	8,738,000
VICI Properties LP(a):
3.50%, 02/15/25		49,788	46,800,720
4.25%, 12/01/26		26,932	25,787,390
3.75%, 02/15/27		8,822	8,292,680
4.63%, 12/01/29		16,494	16,081,650
4.13%, 08/15/30		10,546	10,058,247
Visa, Inc., 2.05%, 04/15/30		8,450	8,854,364
Vistra Operations Co. LLC(a):
3.55%, 07/15/24		45,971	47,445,521
5.50%, 09/01/26		7,085	7,229,818
5.63%, 02/15/27		4,220	4,331,197
5.00%, 07/31/27		17,365	17,560,356
Washington Mutual Escrow Bonds(c)(g)(j):
0.00%, 11/06/09		45,161	5
0.00%, 09/19/17		2,631	—
0.00%, 09/21/17(o)		25,126	2
0.00%, 09/21/17(l)		15,753	2
0.00%, 10/03/17(o)		14,745	1
Waste Management, Inc., 3.15%, 11/15/27		7,855	8,792,839
Weekley Homes LLC:
6.00%, 02/01/23		10,447	10,368,647
6.63%, 08/15/25		5,948	5,992,610
Wells Fargo & Co.(b): (EURIBOR 3 Month + 1.85%), 1.74%, 05/04/30	EUR	11,000	12,848,465
(SOFR + 2.53%), 3.07%, 04/30/41	USD	30,945	32,278,294
WESCO Distribution, Inc.:
5.38%, 12/15/21		1,500	1,501,500
7.13%, 06/15/25(a)		2,530	2,664,419
Wesleyan University, 4.78%, 07/01/2116		4,035	4,746,459
Western Digital Corp.:
1.50%, 02/01/24(e)(k)		16,150	15,181,550
4.75%, 02/15/26		7,970	8,236,597
Western Midstream Operating LP, (LIBOR USD 3 Month + 0.85%), 2.16%, 01/13/23(b)		6,848	6,284,761
Whirlpool Finance Luxembourg SARL:
1.25%, 11/02/26	EUR	7,420	8,323,065
1.10%, 11/09/27		5,075	5,578,833
William Carter Co. (The)(a):
5.50%, 05/15/25	USD	1,000	1,031,250
5.63%, 03/15/27		1,011	1,041,330
William Lyon Homes, Inc.:
6.00%, 09/01/23		8,745	8,941,762
6.63%, 07/15/27(a)		1,859	1,914,770
WPX Energy, Inc.:
8.25%, 08/01/23		1,335	1,481,850
5.25%, 09/15/24		760	748,600

Security		Par (000)	Value

United States (continued)
5.88%, 06/15/28	USD	936	$899,449
Wyndham Hotels & Resorts, Inc.,
5.38%, 04/15/26(a)		2,599	2,501,537
Wynn Las Vegas LLC(a):
5.50%, 03/01/25		5,738	5,250,270
5.25%, 05/15/27		2,865	2,476,792
Wynn Resorts Finance LLC(a):
7.75%, 04/15/25		8,896	8,960,051
5.13%, 10/01/29		13,083	11,692,931
Xerox Corp.:
4.50%, 05/15/21		20,574	20,733,860
4.07%, 03/17/22		3,135	3,111,487
XPO Logistics, Inc.(a):
6.13%, 09/01/23		441	446,513
6.75%, 08/15/24		2,047	2,144,437
Xylem, Inc., 1.95%, 01/30/28		1,561	1,574,388
Yale University, Series 2020, 1.48%, 04/15/30		9,431	9,532,448
Yum! Brands, Inc., 4.75%, 01/15/30(a)		1,591	1,614,865

			5,530,059,464

Vietnam — 0.1%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29		5,324	5,302,371
No Va Land Investment Group Corp., 5.50%, 04/27/23(k)		12,988	12,908,666

			18,211,037

Total Corporate Bonds — 34.1% (Cost: $10,775,792,817)			10,664,401,009

Floating Rate Loan Interests — 3.8%

Brazil — 0.0%
Samarco Mineracao SA, Term Loan, (LIBOR USD 3 Month + 0.00%), 0.00%, 12/02/25(c)(g)(j)(o)		6,079	2,310,038

Canada — 0.1%
Kestrel Bidco, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 12/11/26(o)		32,123	25,671,402

Denmark — 0.0%
Nets Holdco 4 ApS,Term Loan B, (EURIBOR 3 Month + 3.25%), 3.25%, 02/06/25(o)	EUR	2,646	2,855,918

France — 0.0%(o)
Altice France SA, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 07/31/25		1,476	1,578,038
Altice France SA, Term Loan B, (EURIBOR 3 Month + 3.00%), 3.00%, 02/02/26		2,992	3,201,787
Banijay Group, Term Loan, 03/04/25(q)		2,000	2,143,773
Financiere Mendel, Term Loan, (EURIBOR 6 Month + 4.75%), 4.75%, 04/13/26		3,300	3,643,817
THOM Europe SAS, Term Loan, (EURIBOR 3 Month + 4.00%), 4.00%, 08/07/24		1,500	1,542,004

			12,109,419

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany — 0.0%(o)
CTC AcquiCo GmbH, Term Loan B, (EURIBOR 3 Month + 2.50%), 2.50%, 03/07/25	EUR	1,965	$2,075,228
Nidda Healthcare Holding GmbH, Term Loan, 08/21/26(q)		2,500	2,690,782
Rain Carbon GmbH, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 12/11/24		2,500	2,525,544

			7,291,554

Ireland — 0.0%
Flutter Entertainment plc, Term Loan, (EURIBOR 3 Month + 3.75%), 3.75%, 07/10/25(o)		597	667,445

Luxembourg — 0.2%(o)
Allnex (Luxembourg) & Cy SCA, Term Loan B1, (EURIBOR 3 Month + 3.25%), 3.25%, 09/13/23		1,456	1,539,883
Altice Financing SA, 1st Lien Term Loan, 01/31/26(q)		5,084	5,447,905
Altice Financing SA, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.93%, 01/31/26	USD	2,234	2,103,946
Altice Financing SA, Term Loan B, (LIBOR USD 1 Month + 2.75%), 2.93%, 07/15/25		7,520	7,098,360
Gol LuxCo SA, Term Loan, 6.50%, 08/31/20(c)		31,442	30,184,320
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 6 Month + 5.50%), 3.25% -6.50%, 07/13/21		4,144	4,198,777
(LIBOR USD 1 Month + 4.75%), 8.00%, 11/27/23		3,435	3,411,402
(LIBOR USD 1 Month + 5.50%), 8.75%, 01/02/24		3,350	3,341,418
JBS USA LUX SA, Term Loan, (LIBOR USD 3 Month + 2.00%), 3.07%, 05/01/26		7,920	7,546,864
Logoplaste USA, Inc., Term Loan B, (EURIBOR 6 Month + 3.50%), 3.50%, 10/04/23(c)	EUR	1,700	1,833,552
LSF10 XL Bidco SCA, Term Loan, (EURIBOR 3 Month + 4.00%), 4.00%, 10/12/26		1,333	1,395,131
Summer BC Bidco B LLC, Term Loan, (EURIBOR 3 Month + 5.00%), 5.00% -5.00%, 12/04/26		2,000	2,104,158

			70,205,716

Mexico — 0.0%
Credito Realsab de CV., Term Loan, (LIBOR USD 6 Month + 3.75%), 5.45%, 11/06/21(c)(o)	USD	3,200	2,848,000

Netherlands —0.1%(o)
Flutter Entertainment plc, Term Loan, (LIBOR USD 3 Month + 3.50%), 3.81%, 07/10/25		8,771	8,709,489
Nouryon Finance BV, Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 10/01/25	EUR	1,600	1,732,221
Peer Holdings III BV, Term Loan B, 03/07/25(q)		4,349	4,638,493

Security		Par (000)	Value

Netherlands (continued)
Ziggo BV, Term Loan, (EURIBOR 6 Month + 3.00%), 3.00%, 01/31/29	EUR	2,500	$2,708,000

			17,788,203

Norway — 0.0%
Silk Bidco AS, 1st Lien Term Loan B, 02/24/25(o)(q)		5,500	4,904,780

Spain — 0.1%(o)
Invictus Media SLU, Term Loan, (EURIBOR 6 Month + 7.50%), 7.50%, 12/26/25		3,500	2,897,596
Pax Midco Spain SLU, Term Loan, (EURIBOR 6 Month + 4.75%), 4.75%, 07/01/26		2,619	2,348,498
Piolin BidCo SAU, Term Loan, (EURIBOR 6 Month + 3.75%), 3.75%, 09/16/26		4,000	3,755,681
Promotora de Informaciones SA, 1st Lien Term Loan 2, 11/30/22(q)		6,411	6,027,934
Promotora de Informaciones SA, Term Loan, 12/31/22(q)		6,501	6,025,750

			21,055,459

Sweden — 0.0%
Diaverum Holding SARL, 1st Lien Term Loan B, (EURIBOR 6 Month + 3.25%), 3.25%, 07/04/24(o)		500	534,764

Switzerland — 0.0%
Swissport International AG, Term Loan, (EURIBOR 3 Month + 4.50%), 4.50%, 08/14/24(o)		5,000	4,585,285

United Kingdom — 0.1%(o)
Connect Finco SARL, Term Loan B, (LIBOR USD 1 Month + 4.50%), 5.50%, 12/11/26	USD	14,663	13,755,719
Misys Ltd., 1st Lien Term Loan B, 06/13/24(q)	EUR	3,000	2,957,614
Sigma Holdco BV, Term Loan, 07/02/25(q)		2,000	2,139,256
Vue International Bidco plc, Term Loan, 07/03/26(q)		5,466	5,262,501

			24,115,090

United States — 3.2%
Acadia Healthcare Co., Term Loan B2, 02/16/23(o)(q)	USD	29,406	28,733,361
Advanced Drainage Systems, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.44%, 07/31/26(o)		2,407	2,337,631
Aimbridge Acquisition, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 3.93%, 02/02/26(o)		8,421	7,283,975
Airbnb, Inc., Term Loan, (LIBOR USD 1 Month + 7.50%), 8.50%, 04/17/25(c)(o)		6,546	6,775,110
Aligned Energy LLC, Term Loan, (LIBOR USD 6 Month + 3.69%), 3.18% -3.69%, 10/09/23(c)(o)		34,525	33,662,087
Allegiant Travel Co., Term Loan, (LIBOR USD 3 Month + 3.00%), 3.43%, 02/05/24(o)		40,030	35,551,587
Bausch Health Cos., Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 2.94%, 11/27/25(o)		13,562	13,089,098

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
BCP Raptor II LLC, Term Loan, (LIBOR USD 1 Month + 4.75%), 4.93%, 11/03/25(o)	USD	26,278	$16,949,033
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 2.43%, 01/02/25(o)		10,089	9,578,891
Buckeye Partners LP, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.92%, 11/01/26(o)		24,903	23,819,325
Caesars Resort Collection LLC, Term Loan, 06/19/25(o)(q)		3,762	3,529,245
Caliber Home Loans, Inc., Term Loan, (LIBOR USD 6 Month + 3.00%), 4.69%, 04/24/21(c)(o)		33,892	33,722,540
California Resources Corp., Term Loan(o):
(LIBOR USD 3 Month + 10.38%), 11.99%, 12/31/21		21,090	949,050
(LIBOR USD 3 Month + 4.75%), 5.75%, 12/31/22		29,697	10,134,101
Charter Communications Operating LLC, Term Loan A4, (LIBOR USD 1 Month + 1.25%), 1.43%, 02/01/25(c)(o)		11,229	10,892,250
Chesapeake Energy Corp., Term Loan, (LIBOR USD 1 Month + 8.00%), 9.00%, 06/24/24(o)		31,968	18,335,886
Circa Resort & Casino, Term Loan, (LIBOR USD 3 Month + 8.00%), 9.50%, 08/09/25(o)		62,588	54,685,947
Colorado Plaza, Term Loan, (LIBOR USD 6 Month + 2.90%), 3.08%, 05/15/21(c)(o)		19,300	17,370,000
Coty, Inc., Term Loan(o): 04/05/23(c)(q)	EUR	12,406	12,683,469
(EURIBOR 1 Month + 2.50%), 2.50%, 04/07/25		995	990,178
CSC Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 2.68%, 04/15/27(o)	USD	9,697	9,178,815
Diamond (BC) BV, Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 09/06/24(o)	EUR	4,987	5,196,378
Douglas Dynamics LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 06/05/26(c)(o)	USD	2,206	2,156,470
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.00%), 4.18%, 02/06/26(o)		10,977	10,675,607
Everi Payments, Inc., Term Loan(o):
(LIBOR USD 3 Month + 2.75%), 3.82%, 05/09/24		1,623	1,483,424
(LIBOR USD 3 Month + 10.50%), 11.50%, 05/09/24(c)		1,263	1,263,000
Facebook Burlingame, Term Loan, (LIBOR USD 6 Month + 3.10%), 3.18% - 4.85%, 05/09/23(c)(o)		18,504	18,133,997
Foundation Building Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 3.18%, 08/13/25(o)		10,727	10,310,992
Genesee & Wyoming, Inc., Term Loan, (LIBOR USD 3 Month + 2.00%), 2.31%, 12/30/26(o)		9,107	8,747,806
Gentiva Health Services, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.44%, 07/02/25(o)		15,502	14,978,327

Security		Par (000)	Value

United States (continued)
Golden Nugget, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.50%), 3.25%, 10/04/23(o)	USD	13,669	$10,798,705
Grifols Worldwide Operations Ltd., Term Loan B, (LIBOR USD 3 Month + 2.00%), 2.11%, 11/15/27(o)		15,430	14,830,405
GTT Communications, Inc., Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 04/27/25(o)	EUR	5,305	5,267,508
GVC Holdings plc, Term Loan, (LIBOR USD 3 Month + 2.25%), 3.31%, 03/29/24(o)	USD	1,271	1,230,112
Hilton Washington Dupont Hotel, Term Loan, (LIBOR USD 6 Month + 2.50%), 3.36%, 04/01/24(c)(o)		30,000	27,000,000
Houston Center, Term Loan, 12/09/22(o)(q)		26,230	26,229,759
Informatica LLC, Term Loan:
02/25/25(q)(r)		21,181	21,154,524
(LIBOR USD 1 Month + 3.25%), 3.43%, 02/25/27(o)		29,038	27,731,502
Interface Security LLC, Term Loan, (LIBOR USD 6 Month + 7.00%), 8.75%, 09/30/20(c)(o)		12,181	11,709,282
Jeld-Wen, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 2.18%, 12/14/24(o)		6,315	5,926,463
KAR Auction Services, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 2.50%, 09/19/26(o)		2,337	2,211,025
Lamar Media Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 1.50%), 1.67%, 02/05/27(o)		1,040	1,013,845
LSTAR Securities Financing, Term Loan, (LIBOR USD 6 Month + 2.00%), 2.17%, 05/02/22(a)(c)(o)		58,495	56,740,372
McAfee LLC, Term Loan(o): (LIBOR USD 1 Month + 3.75%), 3.93%, 09/30/24		36,295	35,257,060
09/29/25(q)		29,086	28,882,224
Opendoor, Term Loan, (LIBOR USD 6 Month + 10.00%), 3.33% - 10.00%, 01/23/26(c)(o)		8,667	8,666,667
Park Avenue Tower, Term Loan, (LIBOR USD 6 Month + 2.00%), 2.18% - 2.93%, 03/09/24(c)(o)		41,664	41,314,328
PCI Gaming Authority, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 2.68%, 05/29/26(o)		15,384	14,614,576
PGE Corp., Term Loan, (LIBOR USD 3 Month + 4.50%), 5.50%, 06/23/25(o)		13,297	13,047,681
Playtika Holding Corp., Term Loan B, (LIBOR USD 3 Month + 6.00%), 7.07%, 12/10/24(o)		23,101	23,043,317
PLH Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 6.00%), 6.47%, 08/15/23(c)(o)		6,945	5,764,460
Ply Gem, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 3.94%, 04/01/25(o)		11,906	11,295,666
Pretium Mortgage Credit, Term Loan, (LIBOR USD 6 Month + 2.25%), 3.99%, 10/21/20(c)(o)		11,034	10,924,074
RNTR Seer Financing, Term Loan, (LIBOR USD 6 Month + 2.38%), 2.68%, 12/20/21(c)(o)		17,827	17,782,361

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Robertshaw US Holdings Corp., Term Loan B25, (LIBOR USD 3 Month + 3.25%), 4.25%, 02/28/25(o)	USD	6,989	$5,797,479
Robertshaw US Holdings Corp., Term Loan B26, (LIBOR USD 6 Month + 8.00%), 9.00%, 02/27/26(c)(o)		4,760	2,570,400
Roundpoint Mortgage Servicing Corp., Term Loan, (LIBOR USD 6 Month + 2.49%), 5.87%, 08/08/20(c)(o)		25,712	25,711,671
Select Medical Corp., Term Loan, (LIBOR USD 1 Month + 2.50%), 2.68%, 03/01/21(o)		2,414	2,288,178
Spectacle Gary Holdings LLC, Term Loan, (LIBOR USD 6 Month + 9.00%), 11.00%, 12/23/25(c)(o)		34,500	31,740,000
TAMKO Building Products LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.43%, 05/29/26(c)(o)		8,878	8,522,796
The Ultimate Software Group, Inc., Term Loan, 05/04/26(o)(q)		6,652	6,561,599
TransDigm, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.43%, 12/09/25(o)		4,981	4,468,214
Ultimate Software Group, Inc., Term Loan, 05/03/27(o)(q)		1,910	1,938,650
VICI Properties 1 LLC,Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.94%, 12/22/24(o)		22,120	20,568,946
Western Digital Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.92%, 04/29/23(o)		16,922	16,429,763
Western Digital Corp., Term Loan A1, (LIBOR USD 1 Month + 1.50%), 1.67%, 02/27/23(o)		13,308	12,916,694
XPO Logistics, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.18%, 02/24/25(o)		14,516	14,120,209
Zekelman Industries, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.43%, 01/24/27(o)		2,752	2,631,698

			1,001,899,793

Total Floating Rate Loan Interests — 3.8%
(Cost: $1,318,099,199)			1,198,842,866

Foreign Agency Obligations — 1.9%

Argentina — 0.0%
YPF SA:
8.75%, 04/04/24(a)		703	566,267
8.50%, 07/28/25		2,256	1,676,518
7.00%, 12/15/47		8,336	5,457,475

			7,700,260
Bahrain — 0.0%
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25		2,674	2,974,825

Brazil — 0.1%
Centrais Eletricas Brasileiras SA(a):
5.75%, 10/27/21		1,295	1,335,874
3.63%, 02/04/25		16,834	16,455,235
4.63%, 02/04/30		1,719	1,634,092

			19,425,201

Security		Par (000)	Value
Chile — 0.0%
Empresa de Transporte de Pasajeros Metro SA(a):
3.65%, 05/07/30	USD	3,980	$4,281,485
5.00%, 01/25/47		862	1,000,997

			5,282,482
China — 0.9%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	8,600	9,532,266
China Cinda Asset Management Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.29%), 4.45%(b)(m)	USD	200	200,625
China Development Bank:
3.30%, 02/01/24	CNY	268,000	38,415,993
3.68%, 02/26/26		127,200	18,389,954
3.50%, 08/13/26		224,800	32,013,569
4.04%, 07/06/28		127,300	18,829,936
3.45%, 09/20/29		760,250	109,033,966
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(b)(m)	USD	3,179	3,207,810
China National Petroleum Corp., Series B, 4.16%, 08/16/25	CNY	100,000	14,537,207
China Southern Power Grid Co. Ltd.: 3.76%, 01/14/24		80,000	11,176,629
China State Railway Group Co. Ltd.: 4.88%, 10/17/24		90,000	13,509,101
Series A, 5.42%, 05/27/24		10,000	1,521,606
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21	USD	5,700	5,496,937
Inner Mongolia High-Grade High Way Construction and Development Co. Ltd., 4.38%, 12/04/20		2,832	2,820,898
State Grid Corp. of China, 5.38%, 08/19/24	CNY	20,000	3,047,297
Zhengzhou Real Estate Group Co. Ltd., 3.95%, 10/09/22	USD	8,455	8,460,284

			290,194,078
Colombia — 0.1%
Ecopetrol SA:
5.38%, 06/26/26		7,035	7,395,896
6.88%, 04/29/30		7,500	8,596,875
5.88%, 05/28/45		6,759	7,103,709
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(a)		7,205	7,198,245
Grupo Energia Bogota SA ESP, 4.88%, 05/15/30(a)		5,635	5,944,925

			36,239,650
France — 0.2%
Electricite de France SA:
(USD Swap Semi 10 Year + 3.71%), 5.25%(b)(m)		2,200	2,249,500
(EUR Swap Annual 6 Year + 3.44%), 4.00%(b)(m)	EUR	3,400	3,916,803
(EUR Swap Annual 12 Year + 3.79%), 5.37%(b)(m)		9,600	11,610,677
(EUR Swap Annual 12 Year + 3.04%), 5.00%(b)(m)		4,600	5,507,593
(GBP Swap 13 Year + 3.96%), 6.00%(b)(m)	GBP	7,400	9,670,334
(EUR Swap Annual 5 Year + 3.20%), 3.00%(b)(m)	EUR	600	642,202

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
France (continued)
2.00%, 12/09/49	EUR	14,200	$15,620,715

			49,217,824
India — 0.2%
Oil India Ltd., 5.13%, 02/04/29	USD	9,570	10,183,078
Power Finance Corp. Ltd.:
3.75%, 06/18/24		9,455	9,522,958
3.75%, 12/06/27		15,023	14,365,744
4.50%, 06/18/29		8,313	8,237,663
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		6,872	6,932,130

			49,241,573
Indonesia — 0.2%
Pertamina Persero PT, 4.30%, 05/20/23		3,062	3,226,582
Perusahaan Penerbit SBSN Indonesia III:
2.80%, 06/23/30(a)		31,100	31,022,250
3.80%, 06/23/50		10,280	10,537,000
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	108,840,000	7,276,242

			52,062,074
Italy — 0.0%
Banca Monte dei Paschi di Siena SpA:
3.63%, 09/24/24	EUR	1,100	1,257,264
2.63%, 04/28/25		5,250	5,770,852

			7,028,116
Mexico — 0.2%
Petroleos Mexicanos:
5.50%, 01/21/21	USD	2,225	2,225,695
(LIBOR USD 3 Month + 3.65%), 3.96%, 03/11/22(b)		7,801	7,520,164
4.25%, 01/15/25		11,525	10,470,462
4.50%, 01/23/26		23,767	20,736,708
6.88%, 08/04/26		5,324	5,029,849
5.35%, 02/12/28		113	94,666
6.50%, 01/23/29		448	389,267
6.84%, 01/23/30(a)		1,274	1,116,144
5.95%, 01/28/31(a)		5,434	4,464,574

			52,047,529
Morocco — 0.0%
OCP SA, 4.50%, 10/22/25		4,000	4,160,000

Netherlands — 0.0%
TenneT Holding BV, 1.50%, 06/03/39	EUR	3,400	4,125,408

Panama — 0.0%
AES Panama SRL, 6.00%, 06/25/22(a)	USD	2,627	2,638,493

Saudi Arabia — 0.0%
Saudi Arabian Oil Co.:
3.50%, 04/16/29(a)		1,381	1,490,617
3.50%, 04/16/29		1,458	1,573,729

			3,064,346

Total Foreign Agency Obligations — 1.9%
(Cost: $585,737,305)			585,401,859

Foreign Government Obligations — 11.0%

Albania — 0.0%
Republic of Albania, 3.50%, 06/16/27	EUR	7,075	7,918,955

Argentina — 0.0%
Argentine Republic, 6.88%, 04/22/21(g)(j)	USD	14,472	6,023,970

Security		Par (000)	Value
Austria — 0.0%
Republic of Austria, 0.85%, 06/30/2120(a)	EUR	5,673	$7,067,384

Bahrain — 0.0%
Kingdom of Bahrain, 7.00%, 01/26/26	USD	1,249	1,388,732

Brazil — 0.1%
Federative Republic of Brazil:
4.88%, 01/22/21		1,883	1,927,133
2.88%, 06/06/25		36,724	36,209,864
4.63%, 01/13/28		1,608	1,688,400

			39,825,397
Chile — 0.0%
Corp. Nacional del Cobre de Chile, 3.75%, 01/15/31(a)		2,835	3,083,063
Republic of Chile:
2.25%, 10/30/22		720	745,425
3.13%, 03/27/25		1,960	2,117,780
3.13%, 01/21/26		1,084	1,188,335
3.24%, 02/06/28		3,313	3,642,229

			10,776,832
China — 1.4%
People’s Republic of China:
3.30%, 07/04/23	CNY	38,000	5,505,893
3.19%, 04/11/24		168,000	24,343,702
3.22%, 12/06/25		214,000	31,081,136
3.12%, 12/05/26		26,700	3,841,338
3.25%, 11/22/28		306,900	44,297,073
3.29%, 05/23/29		965,600	139,625,693
3.13%, 11/21/29		729,980	104,833,300
4.08%, 10/22/48		328,000	50,497,499
3.86%, 07/22/49		253,900	37,482,680

			441,508,314
Colombia — 0.4%
Republic of Colombia:
4.38%, 07/12/21	USD	29,246	30,114,241
8.13%, 05/21/24		4,494	5,394,204
6.25%, 11/26/25	COP	42,125,300	12,095,835
4.50%, 01/28/26	USD	7,713	8,399,939
3.88%, 04/25/27		3,033	3,214,032
4.50%, 03/15/29		1,466	1,604,354
3.00%, 01/30/30		1,087	1,074,092
3.13%, 04/15/31		11,036	10,958,748
7.25%, 10/18/34	COP	117,564,900	32,321,588
4.13%, 05/15/51	USD	11,608	11,680,550

			116,857,583
Croatia — 0.1%
Republic of Croatia:
6.63%, 07/14/20		1,651	1,652,651
1.50%, 06/17/31	EUR	21,645	24,318,158

			25,970,809
Dominican Republic — 0.0%
Dominican Republic Government Bond:
5.50%, 01/27/25	USD	3,887	3,928,299
6.88%, 01/29/26		866	907,947
5.95%, 01/25/27		2,215	2,228,152
4.50%, 01/30/30(a)		777	702,942

			7,767,340
Egypt — 0.2%
Arab Republic of Egypt:
6.13%, 01/31/22		458	469,021
5.58%, 02/21/23(a)		935	955,161

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Egypt (continued)
5.75%, 05/29/24(a)	USD	2,180	$2,189,538
4.75%, 04/11/25(a)	EUR	265	288,237
5.88%, 06/11/25	USD	3,626	3,657,728
7.60%, 03/01/29		851	866,424
5.63%, 04/16/30	EUR	13,496	13,655,957
6.38%, 04/11/31(a)		13,664	14,200,141
8.50%, 01/31/47(a)	USD	3,296	3,221,840
8.88%, 05/29/50(a)		13,802	13,629,475

			53,133,522
France — 0.1%
French Republic, 1.50%, 05/25/50(a)	EUR	16,992	23,992,744

Germany — 0.2%
Federal Republic of Germany,
0.10%, 04/15/26		49,178	59,038,796

Greece — 1.2%
Hellenic Republic:
3.50%, 01/30/23		4,914	5,961,948
3.45%, 04/02/24(a)		24,550	30,577,046
1.88%, 07/23/26(a)		13,580	16,213,600
2.00%, 04/22/27(a)		15,256	18,331,526
3.75%, 01/30/28		9,766	13,137,463
3.88%, 03/12/29(a)		64,185	88,205,914
1.50%, 06/18/30(a)		166,777	192,486,947
3.90%, 01/30/33		1,249	1,827,948
4.00%, 01/30/37		996	1,544,600
4.20%, 01/30/42		3,232	5,379,214

			373,666,206
Hungary — 0.0%
Hungary Government Bond, 1.75%, 06/05/35		8,120	8,944,560

India — 1.1%
Republic of India:
7.27%, 04/08/26	INR	1,208,680	17,325,087
7.17%, 01/08/28		3,617,680	51,122,946
7.26%, 01/14/29		19,211,410	272,902,972

			341,351,005
Indonesia — 1.1%
Pertamina Persero PT, 4.18%, 01/21/50	USD	22,400	22,470,336
Republic of Indonesia:
4.88%, 05/05/21		32,940	34,000,256
3.70%, 01/08/22		17,040	17,673,675
3.75%, 04/25/22		33,944	35,269,937
6.50%, 06/15/25	IDR	380,921,000	26,599,139
4.75%, 01/08/26	USD	4,373	4,931,924
0.90%, 02/14/27	EUR	1,523	1,624,467
7.00%, 05/15/27	IDR	303,303,000	21,264,120
3.50%, 01/11/28	USD	2,107	2,242,638
4.10%, 04/24/28		3,587	3,978,207
4.75%, 02/11/29		393	454,616
7.00%, 09/15/30	IDR	372,400,000	25,587,021
6.63%, 05/15/33		116,983,000	7,484,947
7.50%, 06/15/35		664,732,000	46,062,414
8.25%, 05/15/36		98,975,000	7,198,812
8.38%, 04/15/39		924,845,000	67,979,506

			324,822,015
Israel — 0.0%
State of Israel Government Bond, 2.75%, 07/03/30	USD	820	901,744

Security		Par (000)	Value
Italy — 1.1%
Republic of Italy(a):
4.75%, 09/01/44	EUR	26,992	$45,417,064
2.70%, 03/01/47		27,850	34,777,501
3.45%, 03/01/48		55,160	78,251,877
3.85%, 09/01/49		5,622	8,532,751
2.45%, 09/01/50		127,545	150,453,624
2.80%, 03/01/67		6,270	7,835,200

			325,268,017
Japan — 0.7%
Japan Government Bond:
0.40%, 06/20/49	JPY	2,892,200	25,507,610
0.40%, 12/20/49		10,808,000	95,059,351
Japan Government Bond CPI Linked, Series 23, 0.10%, 03/10/28		9,664,429	89,130,244

			209,697,205
Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22	USD	8,507	6,401,517

Mexico — 0.2%
United Mexican States:
3.90%, 04/27/25		485	519,920
4.13%, 01/21/26		1,193	1,288,440
4.15%, 03/28/27		1,439	1,544,047
3.75%, 01/11/28		3,037	3,169,869
4.50%, 04/22/29		1,406	1,523,313
4.75%, 04/27/32		37,356	41,147,634

			49,193,223
Mongolia — 0.0%
State of Mongolia, 8.75%, 03/09/24		400	431,000

Panama — 0.0%
Republic of Panama:
4.00%, 09/22/24		2,323	2,530,618
3.88%, 03/17/28		2,138	2,402,578
3.16%, 01/23/30		2,662	2,866,641

			7,799,837
Paraguay — 0.0%
Republic of Paraguay(a):
4.95%, 04/28/31		1,142	1,267,620
5.40%, 03/30/50		4,149	4,705,225

			5,972,845
Peru — 0.0%
Republic of Peru:
2.39%, 01/23/26		4,316	4,483,245
2.78%, 01/23/31		1,435	1,530,786

			6,014,031
Philippines — 0.0%
Republic of Philippines:
4.20%, 01/21/24		2,992	3,255,670
5.50%, 03/30/26		2,300	2,761,437

			6,017,107
Poland — 0.0%
Republic of Poland, 3.25%, 04/06/26		1,606	1,803,739

Qatar — 0.1%
State of Qatar:
3.40%, 04/16/25(a)		925	1,008,250
4.50%, 04/23/28		5,720	6,742,450
4.00%, 03/14/29(a)		6,761	7,775,150
3.75%, 04/16/30(a)		20,885	23,828,480

			39,354,330

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Romania — 0.1%
Romania Government Bond, 3.62%, 05/26/30	EUR	14,890	$18,067,228

Russia — 0.7%
Russian Federation:
4.75%, 05/27/26	USD	5,000	5,690,000
8.15%, 02/03/27	RUB	1,923,709	31,143,989
4.25%, 06/23/27	USD	7,000	7,812,000
6.00%, 10/06/27	RUB	1,093,290	15,807,098
7.05%, 01/19/28		699,921	10,732,270
6.90%, 05/23/29		4,488,661	68,255,020
8.50%, 09/17/31		5,211,206	88,487,255

			227,927,632
Saudi Arabia — 0.4%
Kingdom of Saudi Arabia:
4.00%, 04/17/25	USD	1,679	1,861,171
2.90%, 10/22/25(a)		81,447	86,333,820
3.25%, 10/26/26		500	540,000
3.63%, 03/04/28		505	555,184
4.38%, 04/16/29(a)		2,673	3,113,210
4.50%, 04/17/30		4,543	5,356,197
3.25%, 10/22/30		36,568	39,246,606

			137,006,188
South Africa — 0.0%
Republic of South Africa, 5.88%, 05/30/22		683	722,913

Spain — 1.1%
Kingdom of Spain(a):
1.25%, 10/31/30	EUR	25,098	30,414,442
1.20%, 10/31/40		48,950	56,364,709
2.70%, 10/31/48		134,965	204,608,352
1.00%, 10/31/50		40,560	42,502,174

			333,889,677
Sri Lanka — 0.0%
Democratic Socialist Republic of Sri Lanka:
6.85%, 03/14/24	USD	5,075	3,501,750
6.35%, 06/28/24		300	207,000
7.85%, 03/14/29		300	195,000
7.55%, 03/28/30		8,300	5,332,750

			9,236,500
Ukraine — 0.3%
Ukraine Government Bond:
7.75%, 09/01/22		406	423,255
7.75%, 09/01/23		777	813,907
8.99%, 02/01/24		1,553	1,669,475
7.75%, 09/01/24		814	848,595
7.75%, 09/01/25		881	918,443
6.75%, 06/20/26	EUR	10,210	11,668,092
9.75%, 11/01/28	USD	50,415	57,599,137
7.38%, 09/25/32		6,680	6,709,225

			80,650,129
United Arab Emirates — 0.2%
United Arab Emirates Government Bond:
2.50%, 04/16/25(a)		25,751	26,748,851
3.13%, 09/30/49		17,000	17,701,250

			44,450,101
United Kingdom — 0.2%
U.K. Treasury Bonds, 3.50%, 01/22/45	GBP	33,536	68,493,299

Security		Par (000)	Value

Uruguay — 0.0%
Oriental Republic of Uruguay, 4.38%, 10/27/27	USD	1,373	$1,570,775

Total Foreign Government Obligations — 11.0% (Cost: $3,328,333,687)			3,430,923,201

		Shares
Investment Companies — 4.5%
BlackRock Liquid Environmentally Aware Fund*		367,735,405	368,139,914
Consumer Discretionary Select Sector SPDR Fund(i)		235,350	30,056,548
Financial Select Sector SPDR Fund		1,729,305	40,016,118
Industrial Select Sector SPDR Fund		657,748	45,187,288
Invesco QQQ Trust Series 1(i)		1,076,214	266,470,586
iShares iBoxx $High Yield Corporate Bond ETF(i)*		5,830,893	475,917,487
iShares iBoxx $Investment Grade Corporate Bond ETF*		498,845	67,094,653
iShares J.P. Morgan USD Emerging Markets Bond ETF(i)*		4,443	485,264
iShares MSCI Emerging Markets ETF*		1,014,988	40,589,370
iShares Nasdaq Biotechnology ETF(i)*		44,000	6,014,360
iShares S&P 500 Value ETF*		339,136	36,697,907
SPDR Bloomberg Barclays High Yield Bond ETF		1	101
VanEck Vectors Gold Miners ETF		399,402	14,650,065
VanEck Vectors Semiconductor ETF(i)		239,103	36,534,938
Total Investment Companies — 4.5%

(Cost: $1,367,676,830)			1,427,854,599

		Par (000)
Municipal Bonds — 4.1%
American Municipal Power, Inc., Series 2010B, RB, 7.83%, 02/15/41		4,015	6,500,285
Arizona Health Facilities Authority, Series 2007B, RB, VRDN, 1.77%, 07/01/20(s)		10,240	9,631,084
Bay Area Toll Authority
Series 2010S-1, RB, 6.92%, 04/01/40		12,435	19,816,913
Series 2010S-1, RB,
7.04%, 04/01/50		10,980	19,755,655
Series 2019F-1, RB, 2.43%, 04/01/26		15,730	16,740,023
California Health Facilities Financing Authority, Series 2016A, RB, 5.00%, 08/15/33		3,535	4,299,090
California Pollution Control Financing Authority, Series 2012, RB, 5.00%, 11/21/45(a)		11,555	11,874,265
California State Public Works Board, Series 2009G, Sub-Series G-2, RB, 8.36%, 10/01/34		7,255	12,038,294
California State University, Series 2020B, RB, 2.98%, 11/01/51		13,465	14,254,587
Canaveral Port Authority
Series 2018A, RB, 5.00%, 06/01/45		4,620	5,034,506
Series 2018B, RB, 5.00%, 06/01/48		2,950	3,231,017

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50	USD	4,800	$5,482,944
Chesapeake Bay Bridge & Tunnel District, Series 2016, RB, 5.00%, 07/01/51		2,060	2,220,598
City of Atlanta, Series 2015, RB, 5.00%, 11/01/40		2,365	2,788,808
City of Detroit Sewage Disposal System, Series 2006D, RB, VRDN, 1.56%, 07/01/20(s)		5,685	5,697,745
City of New York
Series 2019A, Sub-Series A-3, GO, 2.85%, 08/01/31		6,700	7,114,060
Series 2019A, Sub-Series A-3, GO, 2.90%, 08/01/32		19,725	20,942,229
Series 2019D, Sub-Series D-2, GO, 3.76%, 12/01/27		7,150	8,161,082
City of Philadelphia
Series 2017B, RB, 5.00%, 07/01/42		3,500	4,042,955
Series 2017B, RB, 5.00%, 07/01/47		5,000	5,717,350
City of Riverside,
Series 2010A, RB, 7.61%, 10/01/40		3,805	6,158,317
Colorado Health Facilities Authority, Series 2019A-2, RB, 5.00%, 08/01/44		13,500	15,850,620
Commonwealth Financing Authority
Series 2016A, RB, 4.14%, 06/01/38		1,580	1,898,749
Series 2018A, RB, 3.86%, 06/01/38		3,040	3,548,653
Series 2019A, RB, 3.81%, 06/01/41(t)		26,065	30,259,902
Commonwealth of Massachusetts
Series 2009E, GO, 5.46%, 12/01/39		805	1,161,961
Series 2019H, GO, 2.90%, 09/01/49		9,370	10,072,469
Commonwealth of Puerto Rico, Series 2014A, GO, 8.00%, 07/01/35(g)(j)		13,165	7,897,166
Connecticut State Health & Educational Facilities Authority
Series 2015F,RB, 5.00%, 07/01/45		4,850	5,369,775
Series 2015L, RB, 5.00%, 07/01/45		6,375	6,859,372
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34		3,205	4,639,494
County of Broward Airport System
Series 2019C, RB, 2.81%, 10/01/31		3,475	3,428,296
Series 2019C, RB, 2.91%, 10/01/32		3,100	3,071,108
County of Miami-Dade
Series 2017B, RB, 5.00%, 10/01/40		4,530	5,278,809
Series 2017D, RB, 3.35%, 10/01/29		1,485	1,524,857
Series 2017D, RB, 3.45%, 10/01/30		2,725	2,806,614
Series 2017D, RB, 3.50%, 10/01/31		2,555	2,631,906
Series 2018C, RB, 4.06%, 10/01/31		4,765	5,121,898
Series 2019E, RB, 2.53%, 10/01/30		12,350	11,908,858
Dallas Area Rapid Transit
Series 2016A, RB, 5.00%, 12/01/41		4,965	5,831,641
Series 2016A, RB, 5.00%, 12/01/46		6,590	7,647,168
Dallas/Fort Worth International Airport
Series 2012D, RB, 5.00%, 11/01/42		3,440	3,583,895
Series 2013A, RB, 5.00%, 11/01/43(u)(v)		4,170	4,234,135
Series 2019A-2, RB, 3.14%, 11/01/45		5,290	5,411,564
District of Columbia
Series 2015, RB, 5.00%, 07/15/34		3,280	3,843,898
Series 2015, RB, 5.00%, 07/15/35		3,280	3,832,745

Security		Par (000)	Value

Municipal Bonds (continued)
DuBois Hospital Authority, Series 2018, RB, 5.00%, 07/15/43	USD	3,540	$4,092,771
Dutchess County Local Development Corp., Series 2016B, RB, 5.00%, 07/01/46		8,380	9,125,569
General Authority of Southcentral Pennsylvania, Series 2014A, RB, 5.00%, 06/01/44		2,595	2,896,721
Grant County Public Utility District No. 2, Series 2015M, RB, 4.58%, 01/01/40		2,550	3,143,308
Great Lakes Water Authority Sewage Disposal System, Series 2020A, RB, 3.06%, 07/01/39		3,665	3,901,466
Great Lakes Water Authority Water Supply System, Series 2016C, RB, 5.25%, 07/01/33		2,535	3,018,830
Health & Educational Facilities Authority
Series 2016, RB, 5.00%, 11/15/29		2,685	3,211,260
Series 2020A, RB, 3.23%, 05/15/50		2,155	2,524,582
Idaho Health Facilities Authority, Series 2017A, RB, 5.00%, 12/01/47		3,180	3,734,306
Indiana Finance Authority, Series 2015A, RB, 5.00%, 10/01/45		8,650	9,916,014
Indiana Housing & Community Development Authority, Series 2018A, RB, 3.80%, 07/01/38		2,285	2,516,470
JobsOhio Beverage System
Series 2013B, RB, 3.99%, 01/01/29		12,270	13,943,873
Series 2020A, RB, 2.83%, 01/01/38		2,510	2,571,721
Lexington County Health Services District, Inc., Series 2016, RB, 5.00%, 11/01/41		2,995	3,454,014
Louisiana Public Facilities Authority, Series 2018E, RB, 5.00%, 07/01/48		3,055	3,596,713
Maryland Economic Development Corp., Series 2016D, RB, 5.00%, 03/31/41		3,325	3,370,918
Maryland Health & Higher Educational Facilities Authority, Series 2015, RB, 5.00%, 08/15/27		2,730	3,173,598
Massachusetts Development Finance Agency
Series 2016Q, RB, 5.00%, 07/01/47		6,715	7,648,385
Series 2018J-2, RB, 5.00%, 07/01/43		6,420	7,472,366
Series 2018J-2, RB, 5.00%, 07/01/48		6,880	7,976,053
Massachusetts Housing Finance Agency
Series 2014B, RB, 4.30%, 12/01/34		2,965	3,133,827
Series 2014B, RB, 4.50%, 12/01/39		2,425	2,551,973
Series 2014B, RB, 4.60%, 12/01/44		2,575	2,771,601
Series 2014B, RB, 4.70%, 12/01/47		2,665	2,794,786
Series 2014E, RB, 3.80%, 12/01/29		100	106,192
Series 2014E, RB, 4.05%, 12/01/34		105	111,548
Series 2014E, RB, 4.20%, 12/01/39		110	116,215
Series 2015A, RB, 4.25%, 12/01/35		1,965	2,116,698
Series 2015A, RB, 4.35%, 12/01/40		980	1,047,620
Series 2015A, RB, 4.50%, 12/01/48		3,100	3,307,886
Massachusetts School Building Authority
Series 2019B, RB, 2.87%, 10/15/31		14,815	15,623,455
Series 2019B, RB, 2.97%, 10/15/32		9,240	9,765,571

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
Massachusetts Water Resources Authority, Series 2016C, RB, 5.00%, 08/01/40	USD	2,240	$2,705,584
Metropolitan Atlanta Rapid Transit Authority, Series 2015A, RB, 5.00%, 07/01/41		2,310	2,727,163
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Series 2016A, RB, 5.00%, 07/01/46		5,000	5,575,550
Metropolitan Transportation Authority, Series 2019C, RB, 5.00%, 11/15/41		3,990	4,815,611
Metropolitan Washington Airports Authority Dulles Toll Road, Series 2014A, RB, 5.00%, 10/01/53		3,400	3,514,070
Michigan Finance Authority
Series 2014, RB, 5.00%, 06/01/39		4,160	4,685,075
Series 2016, RB, 5.00%, 11/15/28		2,960	3,562,153
Series 2016, RB, 5.00%, 11/15/41		2,620	3,018,843
Michigan State Housing Development Authority
Series 2018A, RB, 4.00%, 10/01/43		2,710	2,977,802
Series 2018A, RB, 4.05%, 10/01/48		1,250	1,373,975
Series 2018A, RB, 4.15%, 10/01/53		6,460	6,993,273
Series 2018B, RB, 3.55%, 10/01/33		2,830	3,115,179
Mississippi Hospital Equipment & Facilities Authority, Series 2016A, RB, 5.00%, 09/01/46		4,590	5,023,571
Municipal Electric Authority of Georgia, Series 2010A, RB, 6.66%, 04/01/57		2,408	3,597,119
New Hope Cultural Education Facilities Finance Corp., Series 2017A, RB, 5.00%, 08/15/47		3,790	4,466,553
New Jersey Transportation Trust Fund Authority, Series 2010C, RB, 5.75%, 12/15/28		3,900	4,517,955
New Orleans Aviation Board, Series 2015B, RB, 5.00%, 01/01/40		1,240	1,381,447
New York City Housing Development Corp.
Series 2018C-1-A, RB, 3.70%, 11/01/38		2,940	3,127,895
Series 2018C-1-A, RB, 4.00%, 11/01/53		5,425	5,739,705
Series 2018C-1-B, RB, 3.85%, 11/01/43		8,840	9,422,202
New York City Transitional Finance Authority Future Tax Secured
Series 2014A, Sub-Series A-2, RB, 3.65%, 11/01/24		9,180	10,027,957
Series 2014A, Sub-Series A-2, RB, 3.75%, 11/01/25		9,180	10,036,678
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27		12,445	13,695,847
Series 2018,Sub-Series C-4, RB, 3.55%, 05/01/25		13,745	15,380,655
Series 2019B, Sub-Series B-3, RB, 3.90%, 08/01/31		12,540	14,352,782
Series 2019C, Sub-Series C-3, RB, 3.35%, 11/01/30		14,430	16,055,107
New York City Water & Sewer System
Series 2010AA, RB, 5.75%, 06/15/41		1,610	2,481,026
Series 2011AA, RB, 5.44%, 06/15/43		4,775	7,381,625

Security		Par (000)	Value

Municipal Bonds (continued)
New York Convention Center Development Corp., Series 2015, RB, 5.00%, 11/15/40	USD	2,670	$2,895,829
New York Liberty Development Corp., Series 2014, RB, 5.00%, 11/15/44(a)		5,800	6,002,942
New York State Dormitory Authority Series 2019B, RB, 3.14%, 07/01/43		6,415	6,450,475
Series 2020F,RB, 3.19%, 02/15/43		8,715	9,854,399
New York State Urban Development Corp.
Series 2017B, RB, 3.12%, 03/15/25		5,165	5,621,534
Series 2017D-2, RB, 3.32%, 03/15/29		10,345	11,333,775
Series 2019B, RB, 3.25%, 03/15/25		6,205	6,805,209
Series 2019B, RB, 2.35%, 03/15/27		12,610	13,247,310
New York Transportation Development Corp.
Series 2016A, RB, 5.00%, 07/01/41		945	1,015,771
Series 2016A, RB, 5.00%, 07/01/46		3,480	3,734,771
Series 2016A, RB, 5.25%, 01/01/50		10,150	10,975,093
Oklahoma Development Finance Authority
Series 2018B, RB, 5.25%, 08/15/43		1,150	1,317,118
Series 2018B, RB, 5.50%, 08/15/57		10,730	12,370,617
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41		11,590	17,226,796
Oregon School Boards Association
Series 2002B, GO, 5.55%, 06/30/28		16,755	20,104,995
Series 2003B, GO, 5.68%, 06/30/28		11,965	14,676,269
Series 2005A, GO, 4.76%, 06/30/28		15,005	16,595,530
Pennsylvania Economic Development Financing Authority
Series 2015, RB, 5.00%, 12/31/22		3,000	3,238,380
Series 2015, RB, 5.00%, 12/31/38		3,440	3,726,449
Pennsylvania Turnpike Commission, Series 2016A-1, RB, 5.00%, 12/01/41		7,835	8,997,949
Port Authority of New York & New Jersey, Series 2012-174, RB, 4.46%, 10/01/62		8,520	11,325,977
Port of Seattle, Series 2018A, RB, 5.00%, 05/01/43		2,495	2,867,628
Puerto Rico Electric Power Authority(g)(j)
Series 2007TT,RB, 5.00%, 07/01/18		1,915	1,310,376
Series 2008WW,RB, 5.38%, 07/01/24		1,530	1,064,306
Series 2008WW,RB, 5.50%, 07/01/38		6,160	4,285,050
Series 2010AAA, RB, 5.25%, 07/01/26		940	653,887
Series 2010ZZ, RB, 5.00%, 07/01/18		1,225	838,230
Series 2010ZZ, RB, 5.25%, 07/01/18		6,255	4,280,106
Series 2010ZZ, RB, 5.25%, 07/01/26		1,150	799,969
Series 2012A, RB, 5.00%, 07/01/42		5,820	4,048,538
Series 2012A, RB, 5.05%, 07/01/42		1,030	716,494
Series 2013A, RB, 7.00%, 07/01/43		7,405	5,246,448
Puerto Rico Sales Tax Financing Corp. Sales Tax(l)
Series 2018A-1, RB, 0.00%, 07/01/46		22,267	6,271,055
Series 2018A-1, RB, 0.00%, 07/01/51		122,391	24,746,236

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
Regents of the University of California Medical Center Pooled, Series 2009F, RB, 6.58%, 05/15/49	USD	9,015	$14,347,282
Royal Oak Hospital Finance Authority, Series 2014D, RB, 5.00%, 09/01/39		4,280	4,795,868
Rutgers The State University of New Jersey, Series 2019R, RB, 3.27%, 05/01/43		8,950	9,220,738
Sacramento County Sanitation Districts Financing Authority, Series 2007B, RB, VRDN, 0.76%, 09/01/20(s)		21,475	18,608,347
Salt River Project Agricultural Improvement & Power District, Series 2015A, RB, 5.00%, 12/01/45		9,850	11,574,538
San Antonio Water System, Series 2015B, RB, 5.00%, 05/15/39		4,410	5,210,724
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39		3,535	4,311,816
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 3.18%, 08/01/26		4,575	5,047,140
South Carolina Public Service Authority
Series 2015A, RB, 5.00%, 12/01/29		1,120	1,300,376
Series 2016D, RB, 2.39%, 12/01/23		10,215	10,462,101
State of California
Series 2009, GO, 7.50%, 04/01/34		5,585	9,070,654
Series 2009, GO, 7.55%, 04/01/39		4,840	8,581,611
Series 2009, GO, 7.30%, 10/01/39		7,375	12,236,379
Series 2009,GO, 7.35%, 11/01/39		2,270	3,783,477
Series 2019, GO, 2.65%, 04/01/26		24,135	26,233,056
State of Connecticut
Series 2008A, GO, 5.85%, 03/15/32		10,110	13,730,088
Series 2017A, GO, 3.31%, 01/15/26		9,720	10,612,199
Series 2020A, GO, 2.55%, 07/01/28		1,700	1,789,182
State of New York, Series 2019B, GO, 2.80%, 02/15/32		11,215	12,031,003
State of New York Mortgage Agency, Series 2014-189, RB, 3.85%, 10/01/34		2,235	2,338,369
State of Oregon, Series 2003, GO, 5.89%, 06/01/27		18,550	23,451,838
State of Washington
Series 2016A-1, GO, 5.00%, 08/01/40		7,030	8,371,395
Series 2017D, GO, 5.00%, 02/01/41		2,490	3,041,211
Series 2018B, GO, 5.00%, 08/01/40		2,980	3,683,369
Sumter Landing Community Development District, Series 2016, RB, 4.17%, 10/01/47		2,555	2,868,243
Tennessee Housing Development Agency
Series 2018-3, RB, 3.75%, 07/01/38		2,645	2,871,227
Series 2018-3, RB, 3.85%, 07/01/43		1,245	1,345,957
Series 2018-3, RB, 3.95%, 01/01/49		995	1,071,913
Texas A&M University, Series 2017B, RB, 2.84%, 05/15/27		5,965	6,562,335
Texas Municipal Gas Acquisition & Supply Corp., Series 2006B, RB, VRDN, 0.91%, 09/15/20(s)		4,610	4,419,238
Texas Municipal Gas Acquisition & Supply Corp. I, Series 2008D, RB, 6.25%, 12/15/26		1,880	2,175,574

Security		Par (000)	Value

Municipal Bonds (continued)
Texas Private Activity Bond Surface Transportation Corp.
Series 2016, RB, 5.00%, 12/31/55	USD	3,580	$3,739,131
Series 2019, RB, 5.00%, 06/30/58		13,590	15,419,350
Texas Transportation Commission, Series 2020, GO, 5.00%, 04/01/32(u)		7,255	9,806,656
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47		11,755	11,828,469
Tobacco Settlement Financing Corp., Series 2007A-1, RB, 6.71%, 06/01/46		12,370	11,834,502
University of California
Series 2009R, RB, 5.77%, 05/15/43		3,960	5,944,950
Series 2013AJ, RB, 4.60%, 05/15/31		3,135	3,868,967
Series 2017AX, RB, 3.06%, 07/01/25		4,795	5,249,278
Series 2019BD, RB, 3.35%, 07/01/29(t)		23,760	27,234,425
University of Delaware, Series 2010A, RB, 5.87%, 11/01/40		7,500	10,328,175
Virginia Small Business Financing Authority
Series 2017, RB, 5.00%, 12/31/47		2,900	3,207,632
Series 2017, RB, 5.00%, 12/31/52		6,800	7,485,984
Series 2017, RB, 5.00%, 12/31/56		3,220	3,534,916
West Virginia Hospital Finance Authority
Series 2016A, RB, 5.00%, 06/01/21		3,050	3,161,965
Series 2016A, RB, 5.00%, 06/01/22		3,335	3,586,993
Series 2016A, RB, 5.00%, 06/01/23		2,765	3,077,086
Series 2016A, RB, 5.00%, 06/01/24		2,955	3,385,839

Total Municipal Bonds — 4.1% (Cost: $1,199,410,685)			1,288,193,149

Non-Agency Mortgage-Backed Securities — 6.3%

Collateralized Mortgage Obligations — 2.2%
Netherlands — 0.0%
Paragon Mortgages No. 25 plc(d):
Series 25, Class B, 1.24%, 05/15/50	GBP	3,805	4,483,266
Series 25, Class C, 1.59%, 05/15/50		2,985	3,451,225

			7,934,491

United Kingdom — 0.4%(d)
CMF plc:
Series 2020-1, Class B, 1.07%, 01/16/57		220	260,494
Series 2020-1, Class C, 1.32%, 01/16/57		100	116,428
Finsbury Square plc:
Series 2018-1, Class B, 1.20%, 09/12/65		1,982	2,431,554
Series 2018-1, Class C, 1.50%, 09/12/65		1,857	2,237,993
Series 2018-1, Class D, 1.80%, 09/12/65		1,273	1,505,091
Series 2018-2, Class C, 2.30%, 09/12/68		5,982	7,285,227
Series 2018-2, Class D, 2.80%, 09/12/68		950	1,138,180
Series 2019-2, Class C, 2.15%, 09/16/69		385	471,215
Series 2019-2, Class D, 2.45%, 09/16/69		280	332,957

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Series 2019-3,Class C, 2.10%, 12/16/69	GBP	790	$956,986
Series 2020-1X, Class C, 1.57%, 03/16/70		210	248,086
Gemgarto plc:
Series 2018-1, Class C, 1.50%, 09/16/65		976	1,162,623
Series 2018-1, Class D, 1.80%, 09/16/65		335	396,468
Great Hall Mortgages No. 1 plc, Series 2007-2X, Class BA, 0.47%, 06/18/39		6,150	6,874,101
Newgate Funding plc, Series 2006-1, Class BB, 0.00%, 12/01/50	EUR	1,454	1,435,044
Paragon Mortgages No. 10 plc, Series 10X, Class B1B, 0.18%, 06/15/41		185	193,460
Paragon Mortgages No. 11 plc, Series 11X, Class BB, 0.26%, 10/15/41		722	750,171
Paragon Mortgages No. 12 plc, Series 12X, Class B1B, 0.23%, 11/15/38		933	961,821
Paragon Mortgages No. 13 plc:
Series 13X, Class A2C, 1.40%, 01/15/39	USD	3,161	2,999,813
Series 13X, Class B1B, 0.16%, 01/15/39	EUR	2,393	2,455,332
Paragon Mortgages No. 14 plc, Series 14X, Class BB, 0.00%, 09/15/39		6,666	6,439,063
Precise Mortgage Funding plc:
Series 2020-1B, Class B, 1.52%, 10/16/56	GBP	115	137,065
Series 2020-1B, Class C, 1.77%, 10/16/56		100	117,430
Series 2020-1B, Class D, 2.02%, 10/16/56		100	109,606
Residential Mortgage Securities plc:
Series 29, Class B, 1.58%, 12/20/46		10,055	12,373,731
Series 29, Class C, 1.88%, 12/20/46		2,504	3,070,339
Series 30, Class C, 1.88%, 03/20/50		610	736,813
Series 31, Class C, 2.18%, 09/20/65		1,075	1,316,484
Ripon Mortgages plc:
Series 1X, Class B2, 1.46%, 08/20/56		1,991	2,443,083
Series 1X, Class C1, 1.76%, 08/20/56		11,572	14,166,269
RMAC No. 2 plc, Series 2018-2, Class C, 2.05%, 06/12/46		420	513,023
RMAC Securities No. 1 plc:
Series 2006-NS1X, Class M1C, 0.00%, 06/12/44	EUR	164	169,867
Series 2007-NS1X, Class M1C, 0.00%, 06/12/44		2,860	2,896,022
Trinity Square plc, Series 2015-1X, Class B, 2.07%, 07/15/51	GBP	875	1,068,011
Twin Bridges plc:
Series 2018-1, Class D, 2.25%, 09/12/50		843	1,008,700
Series 2019-1, Class C, 1.90%, 12/12/52		550	665,004
Series 2019-2, Class C, 2.12%, 06/12/53		565	684,645
Series 2019-2, Class D, 2.72%, 06/12/53		250	300,698
Warwick Finance Residential Mortgages No. 1 plc:
Series 1, Class A, 1.68%, 09/21/49		6,661	8,248,351

Security		Par (000)	Value

United Kingdom (continued)
Series 1, Class B, 2.08%, 09/21/49 GBP		26,155	$32,393,267

			123,070,515

United States — 1.8%
Alternative Loan Trust:
Series 2005-72, Class A3, 0.78%, 01/25/36(d)	USD	2,928	2,595,629
Series 2005-22T1, Class A1, 0.53%, 06/25/35(d)		10,243	7,878,885
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		4,373	3,242,895
Series 2006-15CB, Class A1, 6.50%, 06/25/36		824	600,907
Series 2006-23CB, Class 2A5, 0.58%, 08/25/36(d)		8,780	1,808,364
Series 2006-34, Class A3, 0.88%, 11/25/46(d)		6,233	2,493,102
Series 2006-45T1, Class 2A2, 6.00%, 02/25/37		3,220	2,441,966
Series 2006-J7, Class 2A1, 2.24%, 11/20/46(d)		6,211	4,461,022
Series 2006-OA11, Class A4, 0.37%, 09/25/46(d)		4,381	3,826,433
Series 2006-OA14, Class 1A1, 3.23%, 11/25/46(d)		15,544	12,542,367
Series 2006-OA16, Class A4C, 0.52%, 10/25/46(d)		10,829	7,301,530
Series 2006-OA21, Class A1, 0.38%, 03/20/47(d)		5,365	4,278,275
Series 2006-OC7, Class 2A3, 0.43%, 07/25/46(d)		7,132	5,999,674
Series 2006-OC10, Class 2A3, 0.41%, 11/25/36(d)		4,184	3,145,175
Series 2007-25, Class 1A3, 6.50%, 11/25/37		26,633	18,820,151
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		918	604,149
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37		5,115	3,032,613
Series 2007-OA3, Class 1A1, 0.32%, 04/25/47(d)		4,970	4,371,290
Series 2007-OA3, Class 2A2, 0.36%, 04/25/47(d)		136	20,858
Series 2007-OA8, Class 2A1, 0.36%, 06/25/47(d)		982	727,262
Series 2007-OH2, Class A2A, 0.42%, 08/25/47(d)		1,227	1,094,767
American Home Mortgage Assets Trust(d):
Series 2006-3, Class 2A11, 2.44%, 10/25/46		3,633	2,890,210
Series 2006-4, Class 1A12, 0.39%, 10/25/46		7,792	4,894,160
Series 2006-5, Class A1, 2.42%, 11/25/46		12,082	5,154,014
APS Resecuritization Trust(a)(d):
Series 2016-1, Class 1MZ, 4.23%, 07/31/57		18,832	6,524,865
Series 2016-3, Class 3A, 3.03%, 09/27/46		14,803	14,647,613
Series 2016-3, Class 4A, 2.78%, 04/27/47		2,608	2,583,075
Banc of America Funding Trust(a)(d):
Series 2014-R2, Class 1C, 0.00%, 11/26/36		10,494	2,294,102

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Series 2016-R2, Class 1A1, 4.70%, 05/01/33	USD	4,184	$3,934,200
Bear Stearns ALT-A Trust(d):
Series 2006-6, Class 1A1, 0.50%, 11/25/36		3,115	2,668,490
Series 2007-1, Class 1A1, 0.50%, 01/25/47		2,784	2,346,759
Bear Stearns Asset-Backed Securities I Trust(e):
Series 2005-AC9, Class A5, 6.25%, 12/25/35		3,389	3,094,817
Series 2006-AC1, Class 1A2, 6.25%, 02/25/36		4,750	4,061,420
Bear Stearns Mortgage Funding Trust(d):
Series 2006-SL1, Class A1, 0.46%, 08/25/36		3,443	3,360,332
Series 2007-AR2, Class A1, 0.35%, 03/25/37		164	142,726
Series 2007-AR3, Class 1A1, 0.32%, 03/25/37		2,801	2,525,065
Series 2007-AR4, Class 2A1, 0.39%, 06/25/37		1,803	1,634,104
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		63,751	43,502,041
CHL Mortgage Pass-Through Trust:
Series 2005-22, Class 2A1, 3.56%, 11/25/35(d)		1,690	1,510,691
Series 2006-OA4, Class A1, 2.46%, 04/25/46(d)		31,959	13,603,527
Series 2006-OA5,Class 3A1, 0.38%, 04/25/46(d)		1,827	1,612,591
Series 2007-15, Class 2A2, 6.50%, 09/25/37		16,407	10,280,095
Citicorp Mortgage Securities Trust:
Series 2007-9, Class 1A1, 6.25%, 12/25/37		4,992	4,389,394
Series 2008-2, Class 1A1, 6.50%, 06/25/38		6,671	5,765,153
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(a)		21,079	11,522,163
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 1.53%, 11/25/35(d)		3,415	700,426
CSMC Trust(a):
Series 2009-5R, Class 4A4, 3.21%, 06/25/36(d)		4,714	3,930,651
Series 2014-4R, Class 16A3, 0.37%, 02/27/36(c)(d)		3,316	3,021,843
Series 2014-9R, Class 9A1, 0.29%, 08/27/36(d)		4,228	3,799,697
Series 2014-11R, Class 16A1, 3.83%, 09/27/47(d)		5,223	5,276,625
Series 2015-4R, Class 1A2, 0.32%, 11/27/36(d)		2,334	2,329,071
Series 2015-4R, Class 1A4, 0.32%, 10/27/36(d)		6,805	4,844,197
Series 2017-2, 0.00%, 02/01/47(c)		7,366	6,844,531
Series 2019-JR1, Class A1, 4.10%, 09/27/66(d)		74,944	75,182,024
Series 2019-JR1, Class B3, 17.59%, 09/27/66(c)		10,245	6,198,497
Series 2019-JR1, Class PT2, 0.00%, 03/25/59(c)		3,990	1,490,896

Security		Par (000)		Value

United States (continued)
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, 0.35%, 08/25/47(d)	USD	3,312		$2,174,594
Deutsche Alt-A Securities, Inc., Series 2007-RS1, Class A2, 0.67%, 01/27/37(a)(d)		180		172,165
Deutsche Alt-B Securities Mortgage Loan Trust(d):
Series 2006-AB3, Class A3, 6.51%, 07/25/36		1,357		1,250,360
Series 2006-AB3, Class A8, 6.36%, 07/25/36		863		795,108
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 3.50%, 03/25/36(d)		2,552		2,373,007
GSMPS Mortgage Loan Trust(a)(d):
Series 2005-RP1, Class 1AF, 0.53%, 01/25/35		4,066		3,573,927
Series 2005-RP2, Class 1AF, 0.53%, 03/25/35		4,830		4,300,685
Series 2006-RP1, Class 1AF1, 0.53%, 01/25/36		3,786		3,034,539
GSR Mortgage Loan Trust:
Series 2005-AR1, Class 2A1, 4.09%, 01/25/35(d)		739		708,556
Series 2006-OA1, Class 1A1, 0.40%, 08/25/46(d)		—	(f)	—
Series 2007-1F,Class 2A4, 5.50%, 01/25/37		569		630,608
HarborView Mortgage Loan Trust(d):
Series 2006-12, Class 1A1A, 0.40%, 12/19/36		28,609		22,840,200
Series 2007-4,Class 2A2, 0.44%, 07/19/47		2,015		1,670,009
IndyMac INDX Mortgage Loan Trust(d):
Series 2006-AR15, Class A1, 0.30%, 07/25/36		1,057		913,308
Series 2007-AR19, Class 3A1, 3.54%, 09/25/37		6,088		4,045,220
Series 2007-FLX5, Class 2A2, 0.42%, 08/25/37		2,757		2,270,711
JPMorgan Alternative Loan Trust, Series 2007-A2, Class 2A1, 3.80%, 05/25/37(d)		1,534		1,324,368
JPMorgan Madison Avenue Securities Trust, Series 2014-CH1, Class M2, 4.43%, 11/25/24(a)(d)		3,508		3,238,533
JPMorgan Mortgage Trust, Series 2007- A1, Class 4A1, 4.00%, 07/25/35(d).		32		30,332
LSTAR Securities Investment Trust, Series 2019-1, Class A1, 1.87%, 03/01/24(a)(d)		7,268		7,326,982
MASTR Resecuritization Trust, Series 2008-3, Class A1, 0.58%, 08/25/37(a)(d)		2,374		1,197,910
MCM Trust(a):
Series 2018-NPL1, Class A, 4.00%, 05/28/58		3,420		3,442,938
Series 2018-NPL1, Class B, 0.18%, 05/28/58		21,520		14,942,619
Series 2018-NPL2, Class A, 4.00%, 10/25/28(c)(e)		11,432		10,288,467
Series 2018-NPL2, Class B, 0.00%, 10/25/28		39,968		11,922,065

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, 0.39%, 04/25/37(d)	USD	6,101	$5,329,951
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 0.51%, 04/16/36(a)(d)		24,273	20,976,086
New Residential Mortgage Loan Trust, Series 2019-2A, Class A1, 4.25%, 12/25/57(a)(d)		4,840	5,169,189
Nomura Asset Acceptance Corp. Alternative Loan Trust:
Series 2001-R1A, Class A, 7.00%, 02/19/30(a)(d)		1,181	1,198,710
Series 2006-AF1, Class 1A4, 6.63%, 05/25/36(e)		1,741	595,664
Series 2007-2, Class A4, 0.60%, 06/25/37(d)		1,085	867,331
PRPM LLC, Series 2019-1A, Class A1, 4.50%, 01/25/24(a)(e)		5,751	5,775,063
RALI Trust, Series 2007-QH9, Class A1, 2.85%, 11/25/37(d)		947	825,747
Reperforming Loan REMIC Trust(a)(d):
Series 2005-R2, Class 1AF1, 0.52%, 06/25/35		2,220	2,066,244
Series 2005-R3, Class AF, 0.58%, 09/25/35		3,382	2,922,302
Seasoned Credit Risk Transfer Trust, Series 2018-1, Class BX, 1.59%, 05/25/57(d)		1,447	646,813
Sequoia Mortgage Trust, Series 2007-3, Class 2AA1, 3.68%, 07/20/37(d)		3,002	2,649,288
STARM Mortgage Loan Trust, Series 2007-2, Class 3A3, 3.85%, 04/25/37(d)		943	747,380
Structured Adjustable Rate Mortgage Loan Trust(d):
Series 2005-11, Class 1A1, 3.48%, 05/25/35		1,330	1,111,382
Series 2006-3, Class 4A, 3.69%, 04/25/36		2,424	1,835,250
Structured Asset Mortgage Investments II Trust(d):
Series 2006-AR2, Class A1, 0.41%, 02/25/36		2,558	2,181,403
Series 2006-AR4, Class 3A1, 0.37%, 06/25/36		5,757	4,984,465
Series 2006-AR5, Class 2A1, 0.39%, 05/25/46		1,737	1,452,138
TVC Mortgage Trust, Series 2020- RTL1, Class A1, 3.47%, 09/25/24(a)		3,880	3,848,784
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class 1A, 2.25%, 06/25/47(d)		4,247	3,787,717
WaMu Mortgage Pass-Through Trust, Series 2007-OA5, Class 2A, 1.99%, 06/25/47(d)		3,895	3,241,628
Washington Mutual Mortgage Pass- Through Certificates WMALT Trust:
Series 2006-1, Class 4CB, 6.50%, 02/25/36		3,290	2,831,188
Series 2006-4, Class 1A1, 6.00%, 04/25/36		6,421	6,300,589
Series 2006-4, Class 3A1, 6.50%, 05/25/36(e)		5,081	4,659,508
Series 2006-4, Class 3A5, 6.35%, 05/25/36(e)		1,350	1,238,699

Security		Par (000)	Value

United States (continued)
Series 2007-OA1,Class 2A, 2.22%, 12/25/46(d)	USD	7,694	$6,231,197

			557,788,306

			688,793,312

Commercial Mortgage-Backed Securities — 3.8%

Cayman Islands — 0.1%(a)
Exantas Capital Corp. Ltd.(d):
Series 2018-RSO6, Class A, 1.02%, 06/15/35		739	730,241
Series 2019-RSO7, Class AS, 1.69%, 04/15/36		8,519	8,228,590
GPMT Ltd., Series 2018-FL1, Class A, 1.09%, 11/21/35(d)		3,158	3,107,823
PFP Ltd.(d):
Series 2019-5, Class A, 1.17%, 04/14/36		3,671	3,541,820
Series 2019-5, Class AS, 1.62%, 04/14/36		2,140	2,060,820
Prima Capital CRE Securitization Ltd.(c):
Series 2015-4A, Class C, 4.00%, 08/24/49		3,920	4,012,512
Series 2016-6A, Class C, 4.00%, 08/24/40		16,840	15,156,000

			36,837,806

Ireland — 0.0%(d)
River Green Finance 2020 DAC:
Series 2020-1, Class B, 1.05%, 01/22/32	EUR	559	581,496
Series 2020-1, Class C, 1.40%, 01/22/32		334	341,776
Scorpio European Loan Conduit No. 34 DAC, Series 34A, Class C, 2.38%, 05/17/29(a)	GBP	2,750	3,173,276
Taurus FR DAC:
Series 2019-1FR, Class B, 1.45%, 02/02/31	EUR	449	470,296
Series 2019-1FR, Class C, 1.95%, 02/02/31		476	491,583
Taurus UK DAC:
Series 2019-UK2, Class B, 2.08%, 11/17/29	GBP	3,535	4,178,282
Series 2019-UK2, Class C, 2.38%, 11/17/29		2,185	2,505,329

			11,742,038

Italy — 0.0%
Taurus IT SRL, Series 2018-IT1, Class A, 1.00%, 05/18/30(d)	EUR	3,306	3,594,658

United Kingdom — 0.1%
Canary Wharf Finance II plc(d):
Series II, Class C2, 2.02%, 10/22/37	GBP	2,100	1,950,340
Series II, Class D2, 2.74%, 10/22/37		14,689	13,641,494

			15,591,834

United States — 3.6%
1211 Avenue of the Americas Trust(a)(d):
Series 2015-1211, Class D, 4.28%, 08/10/35	USD	1,530	1,578,235
Series 2015-1211, Class E, 4.28%, 08/10/35		2,360	2,232,543

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value

United States (continued)
245 Park Avenue Trust(a)(d):
Series 2017-245P,Class D, 3.78%, 06/05/37	USD	1,100		$1,098,372
Series 2017-245P,Class E, 3.78%, 06/05/37		4,688		4,390,978
280 Park Avenue Mortgage Trust(a)(d):
Series 2017-280P,Class D, 1.72%, 09/15/34		6,940		6,700,285
Series 2017-280P,Class E, 2.30%, 09/15/34		15,305		14,465,377
Series 2017-280P,Class F, 3.01%, 09/15/34		1,370		1,267,501
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29(a)		1,850		1,853,235
Ashford Hospitality Trust, Series 2018- ASHF, Class D, 2.28%, 04/15/35(a)(d)		2,013		1,755,774
Atrium Hotel Portfolio Trust(a)(d):
Series 2017-ATRM, Class D, 2.13%, 12/15/36		12,415		10,221,391
Series 2017-ATRM, Class E, 3.23%, 12/15/36		1,463		1,071,215
BAMLL Commercial Mortgage Securities Trust(a)(d):
Series 2015-200P,Class F, 3.72%, 04/14/33		3,131		3,017,021
Series 2016-ISQ, Class C, 3.73%, 08/14/34		1,530		1,472,690
Series 2016-ISQ, Class E, 3.73%, 08/14/34		15,501		13,420,945
Series 2017-SCH, Class BF, 1.58%, 11/15/33		6,440		6,036,879
Series 2017-SCH, Class CL, 1.68%, 11/15/32		2,560		2,179,584
Series 2017-SCH, Class DL, 2.18%, 11/15/32		5,070		4,120,440
Series 2018-DSNY,Class D, 1.88%, 09/15/34		4,862		4,299,669
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 1.03%, 01/15/33(a)(d)		542		516,251
BANK:
Series 2017-BNK9, Class A4, 3.54%, 11/15/54		6,960		7,831,559
Series 2019-BN19, Class C, 4.17%, 08/15/61(d)		1,911		1,709,967
Bayview Commercial Asset Trust(a)(d):
Series 2005-2A, Class A1, 0.49%, 08/25/35		—	(f)	1
Series 2005-4A, Class A1, 0.48%, 01/25/36		772		720,734
Series 2005-4A, Class A2, 0.57%, 01/25/36		217		203,866
Series 2005-4A, Class M1, 0.63%, 01/25/36		581		532,722
Series 2006-1A, Class A2, 0.54%, 04/25/36		851		744,906
Series 2006-3A, Class A1, 0.43%, 10/25/36		1,344		1,167,981
Series 2006-3A, Class A2, 0.48%, 10/25/36		1,457		1,250,887
Series 2006-4A, Class A1, 0.41%, 12/25/36		1,968		1,778,887
Series 2007-2A, Class A1, 0.45%, 07/25/37		3,394		2,995,955
Series 2007-4A, Class A1, 0.63%, 09/25/37		14,014		12,550,115

Security		Par (000)	Value

United States (continued)
Series 2007-6A, Class A4A, 1.68%, 12/25/37	USD	5,310	$4,795,937
Series 2008-2, Class A4A, 2.68%, 04/25/38		4,499	4,442,222
BBCMS Mortgage Trust(a)(d):
Series 2018-CHRS, Class E, 4.41%, 08/05/38		2,640	1,794,242
Series 2018-TALL, Class A, 0.91%, 03/15/37		2,453	2,332,111
Series 2018-TALL, Class D, 1.63%, 03/15/37		3,030	2,754,033
Series 2018-TALL, Class E, 2.62%, 03/15/37		2,250	1,916,661
Series 2019-BWAY,Class D, 2.34%, 11/25/34		5,190	4,891,932
BBCMS Trust(a)(d):
Series 2015-STP,Class E, 4.43%, 09/10/28		220	217,378
Series 2019-CLP,Class D, 1.91%, 12/15/31		11,504	11,207,351
Series 2019-CLP,Class E, 2.30%, 12/15/31		20,802	18,969,557
BB-UBS Trust, Series 2012-SHOW, Class E, 4.16%, 11/05/36(a)(d)		2,313	1,836,446
Bear Stearns Commercial Mortgage Securities Trust(d):
Series 2005-PWR7, Class B, 5.21%, 02/11/41		887	881,200
Series 2007-T26, Class AM, 5.51%, 01/12/45		2,100	1,935,602
Benchmark Mortgage Trust:
Series 2018-B3, Class D, 3.21%, 04/10/51(a)(d)		570	374,965
Series 2019-B10, Class 3CCA, 4.03%, 03/15/62(a)(d)		9,074	9,113,095
Series 2019-B14, Class 225C, 3.40%, 12/15/62(a)(d)		5,108	4,828,220
Series 2020-B16, Class B, 3.18%, 02/15/53(d)		796	781,259
Series 2020-B16, Class C, 3.66%, 02/15/53(d)		1,236	1,113,358
Series 2020-B16, Class D, 2.50%, 02/15/53(a)		1,903	1,305,345
BHMS, Series 2018-ATLS, Class A, 1.43%, 07/15/35(a)(d)		9,654	9,146,768
BWAY Mortgage Trust(a):
Series 2013-1515, Class A2, 3.45%, 03/10/33		7,835	8,393,127
Series 2013-1515, Class D, 3.63%, 03/10/33		9,570	9,575,138
Series 2013-1515, Class E, 3.72%, 03/10/33		650	639,013
Series 2013-1515, Class F, 4.06%, 03/10/33(d)		601	583,250
Series 2015-1740, Class E, 4.81%, 01/10/35(d)		9,083	8,530,875
BX Commercial Mortgage Trust(a)(d):
Series 2018-BIOA, Class E, 2.14%, 03/15/37		3,790	3,463,486
Series 2018-IND, Class G, 2.23%, 11/15/35		385	371,509
Series 2018-IND, Class H, 3.18%, 11/15/35		30,688	29,771,739
Series 2019-XL, Class G, 2.48%, 10/15/36		40,011	38,408,774

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Series 2019-XL, Class J, 2.83%, 10/15/36	USD	37,730	$35,605,517
Series 2020-BXLP, Class F, 2.18%, 12/15/36		33,503	31,825,837
Series 2020-BXLP,Class G, 2.68%, 12/15/36		6,250	5,936,872
BX Trust(a):
Series 2019-OC11, Class A, 3.20%, 12/09/41		4,471	4,657,709
Series 2019-OC11, Class D, 4.08%, 12/09/41(d)		19,943	18,423,086
Series 2019-OC11, Class E, 4.08%, 12/09/41(d)		24,854	22,021,780
BXP Trust(a)(d):
Series 2017-CC, Class D, 3.67%, 08/13/37		1,930	1,828,319
Series 2017-CC, Class E, 3.67%, 08/13/37		3,820	2,820,895
Series 2017-GM, Class D, 3.54%, 06/13/39		1,520	1,574,030
Series 2017-GM, Class E, 3.54%, 06/13/39		3,300	3,063,652
CAMB Commercial Mortgage Trust(a)(d):
Series 2019-LIFE, Class D, 1.93%, 12/15/37		15,620	15,072,219
Series 2019-LIFE, Class E, 2.33%, 12/15/37		20,019	19,096,931
Cantor Commercial Real Estate Lending(a)(d):
Series 2019-CF1, Class 65B, 4.14%, 05/15/52		3,000	2,857,042
Series 2019-CF1, Class 65C, 4.12%, 05/15/52		3,700	3,413,995
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		3,315	3,392,502
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class C, 5.03%, 05/10/58(c)(d)		8,553	8,259,632
Series 2018-TAN, Class C, 5.29%, 02/15/33(a)		3,020	2,881,879
CFK Trust(a)(d):
Series 2019-FAX, Class D, 4.64%, 01/15/39		6,897	7,082,231
Series 2019-FAX, Class E, 4.64%, 01/15/39		6,152	6,082,502
CGDBB Commercial Mortgage Trust(a) (d):
Series 2017-BIOC, Class A, 0.97%, 07/15/32		5,828	5,784,919
Series 2017-BIOC, Class D, 1.78%, 07/15/32		10,999	10,843,921
Series 2017-BIOC, Class E, 2.33%, 07/15/32		16,654	16,252,399
CHC Commercial Mortgage Trust, Series 2019-CHC, Class B, 1.68%, 06/15/34(a)(d)		16,459	15,223,084
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class C, 5.26%, 03/10/47(d)		1,156	1,107,237
Series 2015-GC27, Class C, 4.57%, 02/10/48(d)		9,440	8,891,750
Series 2016-C1, Class D, 5.12%, 05/10/49(a)(d)		1,180	835,193
Series 2016-GC37, Class C, 5.08%, 04/10/49(d)		2,110	1,961,468

Security		Par (000)	Value

United States (continued)
Series 2016-P3, Class C, 5.05%, 04/15/49(d)	USD	340	$314,136
Series 2016-P3, Class D, 2.80%, 04/15/49(a)(d)		340	187,213
Series 2018-C6, Class A4, 4.41%, 11/10/51		3,364	3,999,547
Series 2019-PRM, Class E, 4.89%, 05/10/36(a)(d)		10,819	10,572,130
Series 2019-SMRT, Class D, 4.90%, 01/10/36(a)(d)		17,385	17,706,478
Series 2019-SMRT, Class E, 4.90%, 01/10/36(a)(d)		1,081	1,080,495
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.92%, 06/10/44(a)(d)		974	972,701
Series 2013-300P,Class D, 4.54%, 08/10/30(a)(d)		750	760,165
Series 2013-GAM, Class A2, 3.37%, 02/10/28(a)		845	831,898
Series 2013-GAM, Class E, 3.53%, 02/10/28(a)(d)		4,864	4,629,068
Series 2014-CR15, Class C, 4.89%, 02/10/47(d)		670	687,634
Series 2014-CR21, Class A3, 3.53%, 12/10/47		2,305	2,477,620
Series 2014-UBS4, Class C, 4.80%, 08/10/47(d)		3,359	3,145,287
Series 2015-LC19, Class D, 2.87%, 02/10/48(a)		559	413,438
Series 2015-LC21, Class C, 4.48%, 07/10/48(d)		6,490	5,912,616
Series 2015-LC23, Class A4, 3.77%, 10/10/48		2,008	2,222,516
Series 2016-667M, Class D, 3.28%, 10/10/36(a)(d)		1,840	1,726,684
Series 2017-COR2, Class D, 3.00%, 09/10/50(a)		986	710,212
Series 2018-HCLV, Class B, 1.58%, 09/15/33(a)(d)		3,955	3,725,055
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.88%, 04/15/37		52	50,636
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class B, 4.21%, 06/15/57(d)		4,190	4,100,811
Series 2018-C14, Class C, 5.05%, 11/15/51(d)		570	502,974
Series 2018-CX12, Class A4, 4.22%, 08/15/51(d)		980	1,136,820
Series 2019-C15, Class D, 3.00%, 03/15/52(a)		3,323	2,249,716
Series 2019-C16, Class A3, 3.33%, 06/15/52		2,880	3,196,101
Series 2019-C16, Class C, 4.24%, 06/15/52(d)		8,219	6,972,671
Series 2019-C17, Class C, 3.93%, 09/15/52		6,920	6,960,156
Series 2019-C17, Class D, 2.50%, 09/15/52(a)		5,441	3,614,619
Series 2020-C19, Class A3, 2.56%, 03/15/53		7,362	7,802,500
CSMC Trust(a):
Series 2017-PFHP,Class A, 1.13%, 12/15/30(d)		2,310	2,183,265
Series 2017-TIME, Class A, 3.65%, 11/13/39		2,190	2,110,746

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
DBGS Mortgage Trust, Series 2019- 1735, Class F, 4.33%, 04/10/37(a)(d)	USD	2,873	$2,062,541
DBUBS Mortgage Trust(a):
Series 2017-BRBK, Class A, 3.45%, 10/10/34		6,680	7,163,273
Series 2017-BRBK, Class D, 3.65%, 10/10/34(c)(d)		3,760	3,583,541
Series 2017-BRBK, Class E, 3.65%, 10/10/34(d)		11,280	11,085,344
Series 2017-BRBK, Class F, 3.65%, 10/10/34(d)		3,940	3,797,469
Del Amo Fashion Center Trust, Series 2017-AMO, Class D, 3.76%, 06/05/35(a)(d)		1,938	1,383,617
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 09/10/35(a)(d)		3,210	3,473,209
GRACE Mortgage Trust, Series 2014- GRCE, Class F, 3.71%, 06/10/28(a)(d)		28,606	27,570,577
GS Mortgage Securities Corp. II(a):
Series 2005-ROCK, Class A, 5.37%, 05/03/32		7,340	8,341,564
Series 2012-TMSQ, Class D, 3.57%, 12/10/30(d)		2,620	2,257,401
Series 2017-375H, Class A, 3.59%, 09/10/37(d)		1,460	1,596,106
GS Mortgage Securities Corp. Trust(a):
Series 2016-RENT,Class C, 4.20%, 02/10/29(d)		1,450	1,437,012
Series 2017-500K, Class D, 1.55%, 07/15/32(d)		620	606,030
Series 2017-500K, Class E, 1.75%, 07/15/32(d)		1,270	1,233,433
Series 2017-500K, Class F, 2.15%, 07/15/32(d)		1,435	1,388,681
Series 2017-500K, Class G, 2.85%, 07/15/32(d)		963	915,857
Series 2017-GPTX, Class A, 2.86%, 05/10/34		6,110	6,017,382
Series 2019-BOCA, Class A, 1.38%, 06/15/38(d)		3,284	3,136,001
Series 2019-SOHO, Class E, 2.06%, 06/15/36(d)		3,977	3,718,885
GS Mortgage Securities Trust:
Series 2012-GCJ9, Class C, 4.45%, 11/10/45(a)(d)		2,052	2,041,689
Series 2014-GC20, Class B, 4.53%, 04/10/47(d)		370	382,994
Series 2015-590M, Class E, 3.93%, 10/10/35(a)(d)		4,140	4,030,707
Series 2015-GC28, Class B, 3.98%, 02/10/48		1,520	1,547,621
Series 2017-GS7, Class D, 3.00%, 08/10/50(a)		3,909	2,831,056
Series 2017-GS7, Class E, 3.00%, 08/10/50(a)		3,926	2,686,396
Series 2019-GSA1, Class C, 3.93%, 11/10/52(d)		1,130	1,006,729
GSCG Trust, Series 2019-600C, Class F, 4.12%, 09/06/34(a)(d)		3,885	3,513,518
Hudson Yards Mortgage Trust(a):
Series 2016-10HY,Class A, 2.84%, 08/10/38		5,230	5,556,760
Series 2019-30HY,Class E, 3.56%, 07/10/39(d)		4,966	4,680,765

Security		Par (000)	Value

United States (continued)
Series 2019-55HY, Class F, 3.04%, 12/10/41(d)	USD	8,659	$7,581,838
IMT Trust(a):
Series 2017-APTS, Class AFX, 3.48%, 06/15/34		4,090	4,329,029
Series 2017-APTS, Class DFX, 3.61%, 06/15/34(d)		1,350	1,247,315
Series 2017-APTS, Class EFX, 3.61%, 06/15/34(d)		2,090	1,830,322
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.27%, 12/15/48(a)(d)		4,979	3,739,638
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class D, 4.78%, 03/15/50(a)(c)(d)		4,720	3,270,488
Series 2017-JP7, Class B, 4.05%, 09/15/50		840	848,849
Series 2019-COR5, Class A3, 3.12%, 06/13/52		2,890	3,169,971
Series 2019-COR5, Class C, 3.75%, 06/13/52		2,264	1,812,467
JPMorgan Chase Commercial Mortgage Securities Corp.(a):
Series 2017-FL10, Class E, 4.08%, 06/15/32(d)		1,135	1,046,918
Series 2018-AON, Class A, 4.13%, 07/05/31		4,834	5,121,455
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2015-JP1, Class C, 4.89%, 01/15/49(d)		1,650	1,516,178
Series 2015-JP1, Class D, 4.39%, 01/15/49(d)		7,843	5,904,487
Series 2015-UES, Class E, 3.74%, 09/05/32(a)(d)		13,008	12,809,909
Series 2016-NINE, Class A, 2.95%, 09/06/38(a)(d)		3,399	3,575,294
Series 2018-WPT,Class FFX, 5.54%, 07/05/33(a)		2,430	2,247,288
Series 2019-BKWD, Class E, 2.78%, 09/15/29(a)(d)		9,932	8,642,567
Series 2019-MFP,Class E, 2.34%, 07/15/36(a)(d)		5,580	5,104,159
Series 2019-MFP,Class F, 3.18%, 07/15/36(a)(d)		2,015	1,799,090
Series 2019-OSB, Class E, 3.91%, 06/05/39(a)(d)		3,216	2,500,032
Series 2020-MKST,Class E, 2.43%, 12/15/36(a)(d)		5,559	4,921,919
KNDL Mortgage Trust, Series 2019- KNSQ, Class E, 1.98%, 05/15/36(a)(d)		26,361	25,344,986
LCCM Mortgage Trust(a):
Series 2014-909, Class A, 3.39%, 05/15/31		3,430	3,439,144
Series 2014-909, Class E, 4.03%, 05/15/31(d)		10,892	10,156,165
Lehman Brothers Small Balance Commercial Mortgage Trust(a)(d):
Series 2006-2A, Class M2, 0.56%, 09/25/36		1,362	1,301,775
Series 2007-1A, Class 1A, 0.43%, 03/25/37		2,433	2,276,570
LSTAR Commercial Mortgage Trust,
Series 2015-3, Class AS, 3.36%, 04/20/48(a)(d)		3,834	3,864,467

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
MAD Mortgage Trust(a)(d):
Series 2017-330M, Class D, 4.11%, 08/15/34	USD	2,925	$2,928,556
Series 2017-330M, Class E, 4.17%, 08/15/34		4,493	4,424,902
MFT Trust(a)(d):
Series 2020-ABC, Class C, 3.48%, 02/06/30		13,308	12,512,264
Series 2020-ABC, Class D, 3.48%, 02/06/30		9,495	8,413,470
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.29%, 07/15/50(a)(d)		1,701	1,297,751
Series 2015-C25, Class C, 4.68%, 10/15/48(d)		720	657,912
Series 2015-C26, Class D, 3.06%, 10/15/48(a)(c)		1,917	1,423,947
Series 2017-C33, Class C, 4.56%, 05/15/50(d)		2,270	2,375,848
Morgan Stanley Capital Barclays Bank Trust, Series 2016-MART, Class A, 2.20%, 09/13/31(a)		2,200	2,191,324
Morgan Stanley Capital I Trust:
Series 2006-IQ11, Class C, 6.05%, 10/15/42(d)		4,210	4,155,068
Series 2007-T27, Class AJ, 6.21%, 06/11/42(d)		4,951	4,960,892
Series 2014-150E, Class F, 4.44%, 09/09/32(a)(d)		4,181	3,766,562
Series 2014-CPT,Class E, 3.56%, 07/13/29(a)(d)		630	642,721
Series 2014-CPT,Class F, 3.56%, 07/13/29(a)(d)		15,216	15,523,241
Series 2014-CPT,Class G, 3.56%, 07/13/29(a)(d)		6,825	6,962,810
Series 2015-MS1, Class C, 4.17%, 05/15/48(d)		3,053	2,737,561
Series 2015-MS1, Class D, 4.17%, 05/15/48(a)(d)		830	633,427
Series 2017-CLS, Class F, 2.78%, 11/15/34(a)(d)		15,877	15,381,234
Series 2017-H1, Class C, 4.28%, 06/15/50(d)		1,244	1,125,084
Series 2017-H1, Class D, 2.55%, 06/15/50(a)		7,340	4,764,021
Series 2017-HR2, Class D, 2.73%, 12/15/50(c)		1,115	893,003
Series 2018-H3, Class A5, 4.18%, 07/15/51		383	448,303
Series 2018-H3, Class C, 5.01%, 07/15/51(d)		1,160	1,163,507
Series 2018-H3, Class D, 3.00%, 07/15/51(a)		2,620	1,719,894
Series 2018-L1, Class A3, 4.14%, 10/15/51		950	1,109,758
Series 2018-MP,Class E, 4.42%, 07/11/40(a)(d)		9,449	6,797,846
Series 2018-SUN, Class F, 2.73%, 07/15/35(a)(d)		1,119	978,948
Series 2019-AGLN, Class D, 1.93%, 03/15/34(a)(d)		9,030	7,775,837
Series 2019-AGLN, Class F, 2.78%, 03/15/34(a)(d)		9,590	7,547,897
Series 2019-NUGS, Class E, 3.74%, 12/15/36(a)(d)		2,810	2,474,320

Security		Par (000)	Value

United States (continued)
Series 2020-L4, Class D, 2.50%, 02/15/53(a)	USD	8,485	$5,258,423
Multi Security Asset Trust LP Commercial Mortgage-Backed Securities Pass-Through,
Series 2005-RR4A, Class N, 4.78%, 11/28/35(a)(d)		2,167	629,071
Natixis Commercial Mortgage Securities Trust(a)(d):
Series 2018-FL1, Class A, 1.13%, 06/15/35		2,054	1,949,596
Series 2018-FL1, Class MCR1, 2.53%, 06/15/35		1,567	1,457,828
Series 2019-LVL, Class D, 4.44%, 08/15/38		3,140	2,874,473
Olympic Tower Mortgage Trust, Series 2017-OT,Class E, 4.08%, 05/10/39(a)(d)		7,856	6,735,574
SG Commercial Mortgage Securities Trust, Series 2019-PREZ, Class D, 3.59%, 09/15/39(a)(d)		4,690	4,554,711
USDC(a)(d):
Series 2018-USDC, Class E, 4.64%, 05/13/38		4,300	3,587,755
Series 2018-USDC, Class F, 4.64%, 05/13/38		3,780	2,712,188
Velocity Commercial Capital Loan Trust:
Series 2014-1, Class M7, 8.29%, 09/25/44(a)(d)		2,399	2,003,041
Series 2016-1, Class M4, 8.65%, 04/25/46(a)(d)		970	1,010,911
Series 2016-2, Class M3, 5.50%, 10/25/46(d)		2,250	2,251,900
Series 2016-2, Class M4, 7.23%, 10/25/46(d)		1,110	1,121,875
Series 2017-2, Class M3, 4.24%, 11/25/47(a)(d)		1,421	1,282,867
Series 2017-2, Class M4, 5.00%, 11/25/47(a)(d)		854	718,258
Series 2018-1, Class M2, 4.26%, 04/25/48(a)		861	823,303
Series 2020-1, Class M3, 3.19%, 02/25/50(a)(d)		795	721,181
Series 2020-1, Class M4, 3.54%, 02/25/50(a)(d)		1,243	1,093,308
Series 2020-1, Class M5, 4.29%, 02/25/50(a)(d)		1,293	970,806
VNDO Mortgage Trust, Series 2013- PENN, Class D, 4.08%, 12/13/29(a)(d)		1,400	1,374,937
Wells Fargo Commercial Mortgage Trust:
Series 2013-BTC, Class F, 3.67%, 04/16/35(a)(d)		8,491	7,186,872
Series 2015-C27, Class C, 3.89%, 02/15/48		5,879	5,222,102
Series 2015-P2, Class D, 3.24%, 12/15/48(a)		1,687	1,196,355
Series 2016-NXS5, Class B, 5.10%, 01/15/59(d)		1,470	1,650,560
Series 2016-NXS5, Class D, 5.14%, 01/15/59(d)		1,000	727,402
Series 2017-C39, Class D, 4.50%, 09/15/50(a)(d)		1,553	1,091,674
Series 2017-C41, Class C, 4.66%, 11/15/50(d)		1,734	1,641,539

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Series 2017-HSDB, Class A, 1.03%, 12/13/31(a)(d)	USD	3,928	$3,720,853
Series 2018-1745, Class A, 3.87%, 06/15/36(a)(d)		4,292	4,734,064
Series 2018-BXI, Class E, 2.34%, 12/15/36(a)(d)		2,164	2,044,740
Series 2018-C44, Class D, 3.00%, 05/15/51(a)		948	590,159
Series 2018-C45, Class C, 4.73%, 06/15/51		1,450	1,322,388
Series 2018-C47, Class A4, 4.44%, 09/15/61		3,578	4,252,403
Series 2019-C52, Class C, 3.56%, 08/15/52		3,714	3,683,043
Series 2020-SDAL, Class D, 2.27%, 02/15/37(a)(d)		3,010	2,476,899
Series 2020-SDAL, Class E, 2.92%, 02/15/37(a)(d)		2,560	2,059,138
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, 4.20%, 11/15/47(d)		1,770	1,587,108

			1,121,868,758

			1,189,635,094

Interest Only Collateralized Mortgage Obligations — 0.0%

United States — 0.0%(d)
IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 2.88%, 07/25/47		22,907	1,520,333
Reperforming Loan REMIC Trust, Series 2005-R3, Class AS, 5.88%, 09/25/35(a)		2,782	363,923
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class BIO, 0.00%, 07/25/56(a)		8,513	1,175,655
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 2.17%, 02/25/38(a)		33,367	11,467,753

			14,527,664

Interest Only Commercial Mortgage-Backed Securities — 0.3%

United States — 0.3%(d)
245 Park Avenue Trust, Series 2017- 245P,Class XA, 0.27%, 06/05/37(a)		25,000	297,383
BAMLL Commercial Mortgage Securities Trust, Series 2016-SS1, Class XA, 0.70%, 12/15/35(a)		19,140	550,658
Banc of America Commercial Mortgage Trust:
Series 2017-BNK3, Class XB, 0.78%, 02/15/50		31,555	1,166,276
Series 2017-BNK3, Class XD, 1.44%, 02/15/50(a)		12,290	862,389
BANK:
Series 2019-BN20, Class XA, 0.96%, 09/15/62		25,262	1,580,482
Series 2019-BN20, Class XB, 0.46%, 09/15/62		86,048	2,452,075
Barclays Commercial Mortgage Trust, Series 2019-C3, Class XA, 1.51%, 05/15/52		23,132	1,757,718
BBCMS Mortgage Trust:
Series 2020-C7, Class XA, 1.63%, 04/15/53		13,781	1,554,972

Security		Par (000)	Value

United States (continued)
Series 2020-C7, Class XB, 0.99%, 04/15/53	USD	2,706	$229,710
BBCMS Trust(a):
Series 2015-SRCH, Class XA, 1.12%, 08/10/35		73,430	3,855,075
Series 2015-SRCH, Class XB, 0.30%, 08/10/35		42,790	584,084
Benchmark Mortgage Trust:
Series 2019-B9, Class XA, 1.21%, 03/15/52		51,319	3,597,721
Series 2019-B13, Class XA, 1.27%, 08/15/57		126,209	9,358,270
Series 2020-B17, Class XB, 0.65%, 03/15/53(c)		13,340	556,278
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class X, 1.54%, 04/10/29(a)		84,430	422,859
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XB, 0.89%, 05/10/58		18,700	736,593
Commercial Mortgage Trust:
Series 2013-CR6, Class XA, 1.16%, 03/10/46		21,225	411,062
Series 2015-CR25, Class XA, 0.99%, 08/10/48		15,956	544,930
Series 2018-COR3, Class XD, 1.75%, 05/10/51(a)		8,680	933,922
CSAIL Commercial Mortgage Trust:
Series 2017-CX10, Class XB, 0.22%, 11/15/50		32,800	476,837
Series 2019-C16, Class XA, 1.73%, 06/15/52		94,587	9,804,722
Series 2019-C17, Class XA, 1.51%, 09/15/52		87,391	8,000,171
Series 2019-C17, Class XB, 0.70%, 09/15/52		41,829	1,760,645
CSMC OA LLC, Series 2014-USA, Class X2, 0.19%, 09/15/37(a)		598,765	2,472,899
DBGS Mortgage Trust, Series 2019-1735, Class X, 0.43%, 04/10/37(a)		52,590	1,325,794
DBJPM Mortgage Trust, Series 2017- C6, Class XD, 1.00%, 06/10/50		15,440	850,744
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class X1, 0.40%, 05/03/32(a)		24,000	307,488
GS Mortgage Securities Trust:
Series 2014-GC20, Class XA, 1.22%, 04/10/47		3,905	99,011
Series 2019-GSA1, Class XA, 0.96%, 11/10/52		31,726	1,915,687
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 0.99%, 09/15/47		7,284	207,367
Series 2015-C27, Class XD, 0.50%, 02/15/48(a)		31,775	627,874
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(a)		14,670	576,692
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)		37,589	1,449,680
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.15%, 03/10/50(a)		8,933	313,225

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value

United States (continued)
Morgan Stanley Bank of America Merrill Lynch Trust(a):
Series 2014-C19, Class XD, 1.35%, 12/15/47	USD	51,913		$2,436,811
Series 2014-C19, Class XF, 1.35%, 12/15/47		13,486		625,211
Series 2015-C21, Class XB, 0.43%, 03/15/48		15,696		216,732
Series 2015-C26, Class XD, 1.49%, 10/15/48		18,660		1,205,063
Morgan Stanley Capital I Trust:
Series 2017-H1, Class XD, 2.36%, 06/15/50(a)		8,870		1,084,003
Series 2019-H6, Class XB, 0.87%, 06/15/52		53,695		2,855,887
Series 2019-L2, Class XA, 1.19%, 03/15/52		22,804		1,605,207
Olympic Tower Mortgage Trust, Series 2017-OT,Class XA, 0.51%, 05/10/39(a)		99,000		2,445,300
One Market Plaza Trust(a):
Series 2017-1MKT,Class XCP, 0.22%, 02/10/32		152,049		366,438
Series 2017-1MKT,Class XNCP, 0.00%, 02/10/32(c)		30,410		304
UBS Commercial Mortgage Trust:
Series 2019-C17, Class XA, 1.64%, 10/15/52		69,694		7,014,246
Series 2019-C18, Class XA, 1.18%, 12/15/52		71,900		4,895,340
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1, Class XD, 1.40%, 08/15/49(a)		9,764		624,798
Series 2019-C50, Class XA, 1.59%, 05/15/52		48,680		4,426,275

				91,442,908

Principal Only Collateralized Mortgage Obligations — 0.0%

United States — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(a)(l)		4,177		438,398

Total Non-Agency Mortgage-Backed Securities — 6.3%
(Cost: $2,105,242,690)				1,984,837,376

Preferred Securities — 0.3%

Capital Trusts — 0.1%

Luxembourg — 0.0%
ArcelorMittal SA, 5.50%, 05/18/23(k)		11,841		3,358,221
Novartex Holding Luxembourg SCA(c)	EUR	—	(f)	—

				3,358,221

United Kingdom — 0.0%
Lloyds Banking Group plc(m)(o):
6.41%(a)	USD	1,000		1,078,850
6.66%		437		492,171
6.66%(a)		2,363		2,661,329

				4,232,350

United States — 0.1%(m)
Bank of America Corp.(o):
Series X, 6.25%		3,140		3,250,120
Series DD, 6.30%		2,558		2,838,664

Security		Par (000)	Value

United States (continued)
Series Z, 6.50%	USD	9,994	$10,740,152
Capital One Financial Corp., Series E, 4.15%(o)		3,209	2,615,335
Citigroup, Inc., Series V, 4.70%(o)		1,040	924,300
JPMorgan Chase & Co.(o):
Series Z, 4.49%		3,170	3,006,587
Series HH, 4.60%		1,807	1,612,748
Series FF, 5.00%		3,855	3,687,307
Series Q, 5.15%		3,685	3,583,662
Morgan Stanley, Series J, 5.55%(o)		2,529	2,324,642
NBCUniversal Enterprise, Inc., 5.25%(a)		4,800	4,812,000

			39,395,517

Total Capital Trusts — 0.1% (Cost: $48,391,781)			46,986,088

		Shares
Preferred Stocks — 0.2%

Spain — 0.0%
Banco Santander SA, Series 6, 4.00%(m)(o)		111,000	2,376,510

United States — 0.2%
2020 Cash Mandatory Exchangeable Trust, 5.25%(a)(c)(k)		16,942	17,511,675
Aptiv plc, Series A, 5.50%		157,367	16,174,180
Federal Home Loan Mortgage Corp., Series Z, 8.38%(i)(m)(o)		249,600	1,981,824
Federal National Mortgage Association, Series S, 8.25%(i)(m)(o)		249,600	1,984,320
Morgan Stanley, Series E, 7.13%(m)(o)		28,741	762,786
Zero Mass Water, Inc., Series C-1 (Acquired 05/07/20, cost $6,249,999)(c)(g)(h)		396,483	6,268,396

			44,683,181

Total Preferred Stocks — 0.2% (Cost: $46,484,905)			47,059,691

Total Preferred Securities — 0.3% (Cost: $94,876,686)			94,045,779

Rights — 0.0%

Spain — 0.0%(g)
Telefonica SA		606,505	119,315

Total Rights — 0.0% (Cost: $129,485)			119,315

		Par (000)

U.S. Government Sponsored Agency Securities — 31.7%

Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Variable Rate Notes(b):
Series 2015-DN1, Class B, (LIBOR USD 1 Month + 11.50%), 11.68%, 01/25/25		1,451	1,283,799
Series 2015-HQ2, Class B, (LIBOR USD 1 Month + 7.95%), 8.13%, 05/25/25		1,574	1,195,718

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2017-DNA2, Class B1, (LIBOR USD 1 Month + 5.15%), 5.33%, 10/25/29	USD	3,125	$3,230,146
Series 2017-DNA3, Class B1, (LIBOR USD 1 Month + 4.45%), 4.63%, 03/25/30		5,034	4,987,105
Series 2017-HRP1, Class M2, (LIBOR USD 1 Month + 2.45%), 2.63%, 12/25/42		1,309	1,268,243

			11,965,011

Commercial Mortgage-Backed Securities — 0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes(d):
Series KL4F, Class A2AS, 3.68%, 10/25/25		4,408	5,035,505
Series KW06, Class A2, 3.80%, 06/25/28		2,790	3,282,781
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series 2017-K64, Class B, 4.12%, 05/25/50(a)(c)(d)		2,026	2,213,324
Series 2017-KGX1, Class BFX, 3.71%, 10/25/27(a)(d)		2,746	2,805,451
Series 2018-K732, Class B, 4.19%, 05/25/25(a)(d)		3,885	4,202,585
Series 2018-K74, Class B, 4.23%, 02/25/51(a)(d)		1,200	1,322,243
Series 2018-K80, Class B, (LIBOR USD 1 Month + 0.00%), 4.37%, 08/25/50(a)(b)		4,180	4,613,111
Series 2018-SB52, Class A10F, 3.48%, 06/25/28(d)		6,440	6,888,453
Series 2018-SB53, Class A10F, 3.66%, 06/25/28(d)		3,857	4,248,215
Series 2019-K103, Class B, 3.57%, 12/25/51(a)(d)		2,003	2,133,951
Government National Mortgage Association:
Series 2015-97, Class VA, 2.25%, 12/16/38		2,826	2,925,102
Series 2016-158, Class VA, 2.00%, 03/16/35		1,760	1,786,324

			41,457,045

Interest Only Collateralized Mortgage Obligations — 0.1%
Federal National Mortgage Association:
Series 2015-34, Class GI, 6.00%, 06/25/45		7,775	1,816,800
Series 365, 5.00%, 02/25/36 - 04/25/36		1,216	188,657
Series 378, 5.00%, 07/25/36		1,086	167,649
Series 383, 5.00%, 08/25/37		498	64,504
Series 385, 5.00%, 01/25/38		2,191	319,902
Series 407, Class C8, 5.50%, 01/25/39		5,524	1,006,600
Federal National Mortgage Association Variable Rate Notes:
Series 2013-131, Class HS, (LIBOR USD 1 Month + 6.10%), 5.92%, 01/25/44(b)		5,197	1,022,323
Series 383, 5.00%, 10/25/37(d)		280	43,018

Security	Par (000)		Value

Interest Only Collateralized Mortgage Obligations (continued)
Government National Mortgage Association Variable Rate Notes(b):
Series 2010-154, Class PS, (LIBOR USD 1 Month + 6.10%), 5.91%, 10/20/39	USD	1,550	$98,535
Series 2010-78, Class SA, (LIBOR USD 1 Month + 6.60%), 6.40%, 04/16/40		1,265	65,506
Series 2015-50, Class DS, (LIBOR USD 1 Month + 5.60%), 5.41%, 04/20/45(c)		9,237	1,797,600
Series 2016-32, Class MS, (LIBOR USD 1 Month + 6.05%), 5.86%, 03/20/46(c)		4,503	883,947
Series 2017-12, Class SD, (LIBOR USD 1 Month + 6.10%), 5.91%, 01/20/47(c)		6,468	1,348,641
Series 2017-167, Class SE, (LIBOR USD 1 Month + 6.20%), 6.01%, 11/20/47		6,040	1,209,760
Series 2018-61, Class SA, (LIBOR USD 1 Month + 6.20%), 6.01%, 04/20/48		12,339	1,913,213
Series 2019-29, Class SB, (LIBOR USD 1 Month + 3.79%), 3.60%, 03/20/49		10,858	438,061

			12,384,716

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Government National Mortgage Association:
Series 2014-40, Class AI, 1.00%, 02/16/39		3,659	14,415
Series 2014-52, Class AI, 0.83%, 08/16/41		9,996	151,745
Government National Mortgage Association Variable Rate Notes:
Series 2009-80, 0.68%, 09/16/51(d)		4,805	452,764
Series 2012-23, 0.32%, 06/16/53(d)		7,154	84,096
Series 2013-145, Class SI, (LIBOR USD 1 Month + 6.25%), 6.05%, 04/16/40(b)		9,316	579,276
Series 2013-191, 0.72%, 11/16/53(d)		7,367	197,292
Series 2013-30, 0.77%, 09/16/53(d)		30,982	1,034,282
Series 2013-63, 0.80%, 09/16/51(d)		41,853	1,756,857
Series 2013-78, 0.74%, 10/16/54(d)		32,643	1,132,644
Series 2015-173, 0.82%, 09/16/55(d)		14,304	727,269
Series 2015-22, 0.64%, 03/16/55(d)		19,592	683,419
Series 2015-37, 0.72%, 10/16/56(d)		5,572	257,235
Series 2015-48, 0.66%, 02/16/50(d)		13,262	494,989
Series 2016-110, 0.99%, 05/16/58(d)		16,228	1,007,180
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.15%, 02/16/58(b)		18,460	1,397,182

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2016-125, 0.99%, 12/16/57(d)	USD	23,093	$1,427,706
Series 2016-128, 0.95%, 09/16/56(d)		34,259	2,246,084
Series 2016-152, 0.87%, 08/15/58(d)		23,272	1,429,818
Series 2016-162, 0.97%, 09/16/58(d)		66,839	4,660,390
Series 2016-165, 0.96%, 12/16/57(d)		17,093	1,080,333
Series 2016-26, 0.90%, 02/16/58(d)		80,424	4,306,232
Series 2016-36, 0.87%, 08/16/57(d)		9,266	527,980
Series 2016-67, 1.06%, 07/16/57(d)		9,360	571,750
Series 2016-92, 0.90%, 04/16/58(d)		17,831	1,013,060
Series 2016-96, 0.98%, 12/16/57(d)		42,803	2,448,837
Series 2018-85, 0.48%, 07/16/60(d)		28,542	1,510,336

			31,193,171

Mortgage-Backed Securities — 31.4%
Government National Mortgage Association:
4.50%, 02/20/49 -04/20/50		162,679	174,129,268
4.00%, 07/15/50(w)		266,052	282,061,887
Uniform Mortgage-Backed Securities:
2.00%, 09/25/35 - 08/25/50(w)		935,832	958,364,102
6.00%, 03/01/38		2	2,405
4.50%, 09/01/43 - 01/01/49		334,183	359,065,395
4.00%, 09/01/44 - 01/01/46		287	310,459
4.50%, 04/01/49(x)		209,145	224,607,878
2.50%, 07/25/50 - 08/25/50(w)		5,086,414	5,297,629,145
3.50%, 07/25/50(w)		227,102	238,856,197
4.50%, 07/25/50(w)		2,132,921	2,291,723,516

			9,826,750,252

Total U.S. Government Sponsored Agency Securities — 31.7% (Cost: $9,901,631,262)			9,923,750,195

U.S. Treasury Obligations — 12.0%
U.S. Treasury Bonds:
1.13%, 05/15/40		53,000	52,505,195
2.38%, 11/15/49		146,000	180,332,812
2.00%, 02/15/50		95,000	108,797,266
U.S. Treasury Inflation Linked Notes:
0.63%, 04/15/23(y)		122,612	127,488,290
0.50%, 04/15/24(t)(y)		980,108	1,030,068,689
0.13%, 10/15/24 - 01/15/30		529,886	561,900,994
U.S. Treasury Notes:
2.75%, 09/15/21		1,500	1,546,523
1.38%, 02/15/23		460,000	474,464,843
2.63%, 12/31/23		65	70,495
2.13%, 03/31/24		4,950	5,303,461
1.13%, 02/28/25 - 02/28/27		214,000	223,166,796
0.25%, 05/31/25		250,000	249,697,265
1.63%, 10/31/26		4,670	5,016,054
0.50%, 04/30/27 - 05/31/27		398,000	398,462,811
3.13%, 11/15/28		2,000	2,418,047
2.38%, 05/15/29		1,000	1,154,062
1.50%, 02/15/30		51,000	55,131,797

Security	Par (000)		Value

U.S. Treasury Obligations (continued)
0.63%, 05/15/30	USD	273,643	$272,884,068

Total U.S. Treasury Obligations — 12.0% (Cost: $3,634,228,015)			3,750,409,468

	Shares

Warrants — 0.0%

United States — 0.0%(g)

Target Hospitality Corp. (Issued/exercisable 03/05/19, 100 shares for 1 warrant, Expires 03/15/24, Strike Price USD 11.50)		22,811	2,281

Zero Mass Water, Inc. (Issued/exercisable 05/08/20, 1 share for 1 warrant, Expires 11/08/21, Strike Price USD 18.92)(c)		396,483	416,307

Total Warrants — 0.0%			418,588

Total Long-Term Investments — 126.1% (Cost: $39,603,827,067)			39,471,171,190

	Par (000)

Short-Term Securities — 3.9%

Borrowed Bond Agreements — 1.4%(z)(aa)
Barclays Bank plc, (5.00)%, Open (Purchased on 06/04/20 to be repurchased at USD 5,492,089, collateralized by Transocean, Inc., 5.80%, due at 10/15/22, par and fair value of USD 9,483,000 and $5,073,405, respectively)		5,512	5,511,994
Barclays Bank plc, (4.50)%, Open (Purchased on 04/16/20 to be repurchased at USD 599,877, collateralized by Precision Drilling Corp., 5.25%, due at 11/15/24, par and fair value of USD 1,300,000 and $868,413, respectively)		605	604,500
Barclays Bank plc, (3.75)%, Open (Purchased on 04/23/20 to be repurchased at USD 7,248,918, collateralized by Washington Prime Group LP, 6.45%, due at 08/15/24, par and fair value of USD 13,365,000 and $7,539,197, respectively)		7,301	7,300,631
Barclays Bank plc, (2.25)%, Open (Purchased on 10/18/19 to be repurchased at EUR 2,474,228, collateralized by eircom Finance DAC, 1.75%, due at 11/01/24, par and fair value of EUR 2,500,000 and $2,672,638, respectively)	EUR	2,497	2,805,267
Barclays Bank plc, (2.25)%, Open (Purchased on 08/23/19 to be repurchased at USD 960,667, collateralized by SRS Distribution, Inc., 8.25%, due at 07/01/26, par and fair value of USD 976,000 and $990,640, respectively)	USD	971	971,120

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (1.25)%, Open (Purchased on 04/28/20 to be repurchased at USD 3,134,755, collateralized by Shelf Drilling Holdings Ltd., 8.25%, due at 02/15/25, par and fair value of USD 10,000,000 and $4,687,500, respectively)	USD	3,138	$3,137,500
Barclays Bank plc, (1.05)%, Open (Purchased on 03/27/20 to be repurchased at EUR 2,848,315, collateralized by Banco Bilbao Vizcaya Argentaria SA, 3.50%, due at 02/10/27, par and fair value of EUR 2,900,000 and $3,587,549, respectively)	EUR	2,857	3,209,864
Barclays Bank plc, (0.85)%, Open (Purchased on 04/03/20 to be repurchased at EUR 3,148,202, collateralized by ARD Finance SA, 5.00%, due at 06/30/27, par and fair value of EUR 4,000,000 and $4,309,611, respectively)		3,155	3,545,092
Barclays Bank plc, (0.85)%, Open (Purchased on 02/25/20 to be repurchased at EUR 38,367,766, collateralized by Portuguese Republic, 2.13%, due at 10/17/28, par and fair value of EUR 32,565,000 and $42,038,939, respectively)		38,495	43,249,595
Barclays Bank plc, (0.75)%, Open (Purchased on 03/20/20 to be repurchased at USD 1,181,209, collateralized by Sprint Capital Corp., 6.88%, due at 11/15/28, par and fair value of USD 1,130,000 and $1,375,775, respectively)	USD	1,184	1,183,675
Barclays Bank plc, (0.75)%, Open (Purchased on 03/19/20 to be repurchased at USD 3,125,778, collateralized by Rackspace Hosting, Inc., 8.63%, due at 11/15/24, par and fair value of USD 3,580,000 and $3,597,900, respectively)		3,133	3,132,500
Barclays Bank plc, (0.50)%, Open (Purchased on 03/20/20 to be repurchased at USD 1,285,961, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 2.80%, due at 07/21/23, par and fair value of USD 1,700,000 and $1,614,490, respectively)		1,288	1,287,750
Barclays Bank plc, (0.30)%, Open (Purchased on 04/14/20 to be repurchased at USD 1,566,494, collateralized by Ardagh Packaging Finance plc, 5.25%, due at 04/30/25, par and fair value of USD 1,500,000 and $1,537,485, respectively)		1,568	1,567,500

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (0.20)%, Open (Purchased on 04/07/20 to be repurchased at USD 913,161, collateralized by Herc Holdings, Inc., 5.50%, due at 07/15/27, par and fair value of USD 985,000 and $987,118, respectively)	USD	914	$913,588
Barclays Bank plc, (0.20)%, Open (Purchased on 06/26/20 to be repurchased at USD 2,992,467, collateralized by Tenet Healthcare Corp., 6.75%, due at 06/15/23, par and fair value of USD 2,850,000 and $2,828,625, respectively)		2,993	2,992,500
Barclays Bank plc, (0.20)%, Open (Purchased on 03/25/20 to be repurchased at USD 1,020,687, collateralized by Mattel, Inc., 6.75%, due at 12/31/25, par and fair value of USD 1,130,000 and $1,172,375, respectively)		1,021	1,021,238
Barclays Bank plc, (0.20)%, Open (Purchased on 05/05/20 to be repurchased at USD 2,815,874, collateralized by Zayo Group Holdings, Inc., 6.13%, due at 03/01/28, par and fair value of USD 2,965,000 and $2,883,463, respectively)		2,817	2,816,750
Barclays Bank plc, (0.20)%, Open (Purchased on 03/23/20 to be repurchased at USD 3,561,965, collateralized by Refinitiv US Holdings, Inc., 8.25%, due at 11/15/26, par and fair value of USD 3,660,000 and $3,963,670, respectively)		3,564	3,563,925
Barclays Bank plc, (0.20)%, Open (Purchased on 05/13/20 to be repurchased at USD 5,195,620, collateralized by Beacon Roofing Supply, Inc., 4.88%, due at 11/01/25, par and fair value of USD 5,965,000 and $5,323,762, respectively)		5,197	5,197,006
Barclays Bank plc, 0.00%, Open (Purchased on 11/07/19 to be repurchased at EUR 205,274, collateralized by Starfruit Finco BV, 6.50%, due at 10/01/26, par and fair value of EUR 200,000 and $226,385, respectively)	EUR	207	232,942
Barclays Bank plc, 0.10%, Open (Purchased on 08/23/19 to be repurchased at USD 10,320,346, collateralized by Sally Holdings LLC, 5.63%, due at 12/01/25, par and fair value of USD 10,005,000 and $9,721,258, respectively)	USD	10,180	10,180,088
Barclays Bank plc, 0.25%, Open (Purchased on 01/15/20 to be repurchased at USD 21,383,530, collateralized by Cenovus Energy, Inc., 4.25%, due at 04/15/27, par and fair value of USD 19,800,000 and $17,932,647, respectively)		21,260	21,260,250

86	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, 0.30%, Open (Purchased on 08/23/19 to be repurchased at USD 26,113,836, collateralized by Canadian Natural Resources Ltd., 6.25%, due at 03/15/38, par and fair value of USD 19,800,000 and $23,548,778, respectively)	USD	25,715	$25,715,250
Barclays Capital, Inc., (0.40)%, Open (Purchased on 05/19/20 to be repurchased at USD 96,205, collateralized by Air Canada, 7.75%, due at 04/15/21, par and fair value of USD 100,000 and $100,000, respectively)		96	96,250
BNP Paribas SA, (1.15)%, Open (Purchased on 04/28/20 to be repurchased at EUR 1,845,697, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 2,000,000 and $2,176,593, respectively)	EUR	1,850	2,078,340
BNP Paribas SA, (0.95)%, Open (Purchased on 06/10/20 to be repurchased at EUR 4,717,526, collateralized by Telenet Finance Luxembourg Notes SARL, 3.50%, due at 03/01/28, par and fair value of EUR 4,500,000 and $5,118,947, respectively)		4,720	5,303,128
BNP Paribas SA, (0.90)%, Open (Purchased on 06/16/20 to be repurchased at EUR 1,816,207, collateralized by INEOS Finance plc, 2.88%, due at 05/01/26, par and fair value of EUR 1,862,000 and $1,992,589, respectively)		1,817	2,041,311
BNP Paribas SA, (0.75)%, Open (Purchased on 03/23/20 to be repurchased at EUR 1,575,900, collateralized by eircom Finance DAC, 2.63%, due at 02/15/27, par and fair value of EUR 2,000,000 and $2,140,268, respectively)		1,580	1,774,635
BNP Paribas SA, (0.75)%, Open (Purchased on 06/12/20 to be repurchased at EUR 1,032,427, collateralized by Auchan Holding SA, 2.88%, due at 01/29/26, par and fair value of EUR 1,000,000 and $1,121,628, respectively)		1,033	1,160,339
BNP Paribas SA, (0.75)%, Open (Purchased on 06/16/20 to be repurchased at EUR 1,031,442, collateralized by Auchan Holding SA, 2.88%, due at 01/29/26, par and fair value of EUR 1,000,000 and $1,121,628, respectively)		1,032	1,159,205

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
BNP Paribas SA, (0.75)%, Open (Purchased on 02/25/20 to be repurchased at EUR 28,830,996, collateralized by Portuguese Republic, 2.88%, due at 07/21/26, par and fair value of EUR 23,985,000 and $31,654,545, respectively)	EUR	28,916	$32,486,673
BNP Paribas SA, (0.25)%, Open (Purchased on 05/12/20 to be repurchased at USD 962,335,collateralized by Icahn Enterprises LP, 5.25%, due at 05/15/27, par and fair value of USD 995,000 and $960,175, respectively)	USD	963	962,663
BNP Paribas SA, (0.20)%, Open (Purchased on 05/12/20 to be repurchased at USD 1,020,796, collateralized by CenturyLink, Inc., 7.50%, due at 04/01/24, par and fair value of USD 923,000 and $1,014,211, respectively)		1,021	1,021,069
BNP Paribas SA, (0.20)%, Open (Purchased on 07/17/19 to be repurchased at USD 7,934,655, collateralized by DISH DBS Corp., 7.75%, due at 07/01/26, par and fair value of USD 7,808,000 and $8,276,480, respectively)		7,769	7,768,960
BNP Paribas SA, (0.20)%, Open (Purchased on 12/06/19 to be repurchased at USD 1,483,401, collateralized by Lions Gate Capital Holdings LLC, 5.88%, due at 11/01/24, par and fair value of USD 1,520,000 and $1,451,600, respectively)		1,473	1,472,500
BNP Paribas SA, (0.15)%, Open (Purchased on 05/14/20 to be repurchased at USD 1,989,855, collateralized by Netflix, Inc., 4.38%, due at 11/15/26, par and fair value of USD 1,916,000 and $1,992,966, respectively)		1,990	1,990,245
Citigroup Global Markets Ltd., (1.50)%, Open (Purchased on 06/04/20 to be repurchased at EUR 2,123,670, collateralized by Maxeda DIY Holding BV, 6.13%, due at 07/15/22, par and fair value of EUR 2,300,000 and $2,360,530, respectively)	EUR	2,126	2,388,515
Citigroup Global Markets Ltd., (0.80)%, Open (Purchased on 06/15/20 to be repurchased at EUR 2,998,620, collateralized by Refinitiv US Holdings, Inc., 6.88%, due at 11/15/26, par and fair value of EUR 2,800,000 and $3,337,285, respectively)		3,000	3,370,127

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Citigroup Global Markets Ltd., (0.80)%, Open (Purchased on 05/05/20 to be repurchased at EUR 3,014,418, collateralized by FCE Bank plc, 1.88%, due at 06/24/21, par and fair value of EUR 3,100,000 and $3,402,536, respectively)	EUR	3,019	$3,391,355
Citigroup Global Markets, Inc., (1.00)%, Open (Purchased on 03/18/20 to be repurchased at USD 638,093, collateralized by Southwestern Energy Co., 7.50%, due at 04/01/26, par and fair value of USD 1,038,000 and $908,561, respectively)	USD	638	638,370
Citigroup Global Markets, Inc., (0.50)%, Open (Purchased on 03/23/20 to be repurchased at USD 663,133, collateralized by Everi Payments, Inc., 7.50%, due at 12/15/25, par and fair value of USD 861,000 and $824,407, respectively)		664	664,046
Citigroup Global Markets, Inc., (0.25)%, Open (Purchased on 05/26/20 to be repurchased at USD 461,138, collateralized by Delta Air Lines, Inc., 3.63%, due at 03/15/22, par and fair value of USD 500,000 and $473,585, respectively)		461	461,250
Citigroup Global Markets, Inc., (0.20)%, Open (Purchased on 04/09/20 to be repurchased at USD 4,059,093, collateralized by Ally Financial, Inc., 3.88%, due at 05/21/24, par and fair value of USD 4,165,000 and $4,306,502, respectively)		4,061	4,060,875
Citigroup Global Markets, Inc., (0.20)%, Open (Purchased on 03/23/20 to be repurchased at USD 954,325, collateralized by Kraft Heinz Foods Co., 4.88%, due at 10/01/49, par and fair value of USD 1,130,000 and $1,150,697, respectively)		955	954,850
Citigroup Global Markets, Inc., (0.15)%, Open (Purchased on 04/09/20 to be repurchased at USD 2,188,654, collateralized by Bausch Health Cos., Inc., 5.00%, due at 01/30/28, par and fair value of USD 2,260,000 and $2,127,767, respectively)		2,189	2,189,375
Citigroup Global Markets, Inc., (0.15)%, Open (Purchased on 04/03/20 to be repurchased at USD 2,132,742, collateralized by SS&C Technologies, Inc., 5.50%, due at 09/30/27, par and fair value of USD 2,115,000 and $2,145,964, respectively)		2,134	2,133,506

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Citigroup Global Markets, Inc., (0.15)%, Open (Purchased on 03/26/20 to be repurchased at USD 5,577,432, collateralized by Altice France Holding SA, 6.00%, due at 02/15/28, par and fair value of USD 6,250,000 and $5,902,375, respectively)	USD	5,580	$5,579,688
Citigroup Global Markets, Inc., (0.15)%, Open (Purchased on 05/20/20 to be repurchased at USD 19,642,894, collateralized by Meritor, Inc., 6.25%, due at 02/15/24, par and fair value of USD 19,500,000 and $19,646,250, respectively)		19,646	19,646,250
Credit Suisse Securities USA LLC, (0.50)%, Open (Purchased on 03/02/20 to be repurchased at USD 5,448,483, collateralized by Southwestern Energy Co., 7.75%, due at 10/01/27, par and fair value of USD 6,890,000 and $5,994,300, respectively)		5,426	5,425,875
Credit Suisse Securities USA LLC, (0.20)%, Open (Purchased on 04/06/20 to be repurchased at USD 2,045,055, collateralized by Uber Technologies, Inc., 8.00%, due at 11/01/26, par and fair value of USD 2,115,000 and $2,152,013, respectively)		2,046	2,046,263
Credit Suisse Securities USA LLC, (0.15)%, Open (Purchased on 11/27/19 to be repurchased at USD 1,542,714, collateralized by Lions Gate Capital Holdings LLC, 6.38%, due at 02/01/24, par and fair value of USD 1,540,000 and $1,501,500, respectively)		1,530	1,530,375
Credit Suisse Securities USA LLC, (0.15)%, Open (Purchased on 03/19/20 to be repurchased at USD 2,225,482, collateralized by Kraft Heinz Foods Co., 3.75%, due at 04/01/30, par and fair value of USD 2,450,000 and $2,529,790, respectively)		2,226	2,226,437
Credit Suisse Securities USA LLC, (0.15)%, Open (Purchased on 03/19/20 to be repurchased at USD 2,336,218, collateralized by Netflix, Inc., 4.88%, due at 04/15/28, par and fair value of USD 2,457,000 and $2,627,196, respectively)		2,337	2,337,221
Deutsche Bank AG, 0.05%, Open (Purchased on 02/25/20 to be repurchased at GBP 6,530,603, collateralized by U.K. Treasury Inflation Linked Bonds, 0.13%, due at 03/22/46, par and fair value of GBP 3,643,447 and $8,508,159, respectively)	GBP	6,513	8,070,370

88	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Goldman Sachs International, (2.00)%, Open (Purchased on 10/24/19 to be repurchased at EUR 2,266,176, collateralized by eircom Finance DAC, 1.75%, due at 11/01/24, par and fair value of EUR 2,300,000 and $2,458,827, respectively)	EUR	2,286	$2,567,822
Goldman Sachs International, (0.90)%, Open (Purchased on 04/08/20 to be repurchased at EUR 2,530,669, collateralized by eircom Finance DAC, 3.50%, due at 05/15/26, par and fair value of EUR 2,500,000 and $2,817,176, respectively)		2,536	2,849,449
Goldman Sachs International, (0.40)%, Open (Purchased on 06/11/20 to be repurchased at GBP 95,343, collateralized by Garfunkelux Holdco 3 SA, 8.50%, due at 11/01/22, par and fair value of GBP 100,000 and $116,475, respectively)	GBP	95	118,170
Goldman Sachs International, 0.01%, Open (Purchased on 06/22/20 to be repurchased at GBP 31,530,362, collateralized by U.K. Treasury Inflation Linked Bonds, 0.13%, due at 03/22/46, par and fair value of GBP 16,884,706 and $39,429,090, respectively)		31,530	39,069,167
J.P. Morgan Securities plc, (1.85)%, Open (Purchased on 03/20/20 to be repurchased at EUR 582,525, collateralized by eircom Finance DAC, 2.63%, due at 02/15/27, par and fair value of EUR 750,000 and $802,600, respectively)	EUR	586	658,267
J.P. Morgan Securities plc, (1.65)%, Open (Purchased on 10/25/19 to be repurchased at EUR 704,532, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 700,000 and $761,807, respectively)		714	801,739
J.P. Morgan Securities plc, (1.05)%, Open (Purchased on 06/16/20 to be repurchased at EUR 97,532, collateralized by INEOS Finance plc, 2.88%, due at 05/01/26, par and fair value of EUR 100,000 and $107,013, respectively)		98	109,628
J.P. Morgan Securities plc, (0.85)%, Open (Purchased on 06/11/20 to be repurchased at EUR 2,390,345, collateralized by Ardagh Packaging Finance plc, 2.13%, due at 08/15/26, par and fair value of EUR 2,500,000 and $2,699,209, respectively)		2,392	2,686,906

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities plc, (0.85)%, Open (Purchased on 01/07/20 to be repurchased at EUR 2,574,773, collateralized by National Bank of Greece SA, 8.25%, due at 07/18/29, par and fair value of EUR 2,250,000 and $2,616,351, respectively)	EUR	2,587	$2,906,172
J.P. Morgan Securities plc, (0.85)%, Open (Purchased on 12/02/19 to be repurchased at EUR 1,392,124, collateralized by ARD Finance SA, 5.00%, due at 06/30/27, par and fair value of EUR 1,400,000 and $1,508,364, respectively)		1,400	1,572,813
J.P. Morgan Securities plc, (0.83)%, Open (Purchased on 11/06/19 to be repurchased at EUR 4,677,425, collateralized by Orange SA, 2.38%, par and fair value of EUR 4,400,000 and $4,997,560, respectively)(m)		4,706	5,287,547
J.P. Morgan Securities plc, (0.75)%, Open (Purchased on 05/19/20 to be repurchased at EUR 737,427, collateralized by Lincoln Financing SARL, 3.63%, due at 04/01/24, par and fair value of EUR 900,000 and $921,956, respectively)		738	829,315
J.P. Morgan Securities plc, (0.45)%, Open (Purchased on 06/26/20 to be repurchased at GBP 2,215,145, collateralized by TalkTalk Telecom Group plc, 3.88%, due at 02/20/25, par and fair value of GBP 2,286,000 and $2,730,610, respectively)	GBP	2,215	2,744,744
J.P. Morgan Securities plc, (0.35)%, Open (Purchased on 06/17/20 to be repurchased at GBP 1,297,095, collateralized by TalkTalk Telecom Group plc, 3.88%, due at 02/20/25, par and fair value of GBP 1,300,000 and $1,552,840, respectively)		1,297	1,607,463
J.P. Morgan Securities plc, (0.35)%, Open (Purchased on 06/18/20 to be repurchased at GBP 903,647, collateralized by TalkTalk Telecom Group plc, 3.88%, due at 02/20/25, par and fair value of GBP 914,000 and $1,091,766, respectively)		904	1,119,830
J.P. Morgan Securities plc, (0.20)%, Open (Purchased on 03/03/20 to be repurchased at GBP 698,323, collateralized by TalkTalk Telecom Group plc, 3.88%, due at 02/20/25, par and fair value of GBP 700,000 and $836,144, respectively)		697	864,230

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities plc, 0.00%, Open (Purchased on 11/06/19 to be repurchased at EUR 2,701,804, collateralized by INEOS Finance plc, 2.88%, due at 05/01/26, par and fair value of EUR 2,700,000 and $2,889,362, respectively)	EUR	2,719	$3,054,682
Merrill Lynch International, (1.45)%, Open (Purchased on 05/13/20 to be repurchased at EUR 957,915, collateralized by Starfruit Finco BV, 6.50%, due at 10/01/26, par and fair value of EUR 1,000,000 and $1,131,926, respectively)		960	1,078,560
Merrill Lynch International, 0.00%, Open (Purchased on 11/12/19 to be repurchased at EUR 1,749,687, collateralized by Starfruit Finco BV, 6.50%, due at 10/01/26, par and fair value of EUR 1,700,000 and $1,924,275, respectively)		1,768	1,986,539
RBC Capital Markets LLC, (3.50)%, Open (Purchased on 11/06/19 to be repurchased at USD 1,416,319, collateralized by Washington Prime Group LP, 6.45%, due at 08/15/24, par and fair value of USD 1,485,000 and $837,688, respectively)	USD	1,416	1,416,319
RBC Capital Markets LLC, (2.75)%, Open (Purchased on 08/29/19 to be repurchased at USD 8,545,763, collateralized by Range Resources Corp., 4.88%, due at 05/15/25, par and fair value of USD 10,005,000 and $7,553,775, respectively)		8,442	8,441,719
RBC Capital Markets LLC, (1.75)%, Open (Purchased on 08/29/19 to be repurchased at USD 977,884, collateralized by Transocean, Inc., 7.50%, due at 01/15/26, par and fair value of USD 1,038,000 and $565,710, respectively)		963	962,745
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 05/20/20 to be repurchased at USD 26,722,472, collateralized by Tenet Healthcare Corp., 6.75%, due at 06/15/23, par and fair value of USD 25,730,000 and $25,537,025, respectively)		26,727	26,727,038
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 05/13/20 to be repurchased at USD 3,353,742, collateralized by Bausch Health Cos., Inc., 6.13%, due at 04/15/25, par and fair value of USD 3,313,000 and $3,360,277, respectively)		3,354	3,354,413

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 03/18/20 to be repurchased at USD 5,879,289, collateralized by Uber Technologies, Inc., 7.50%, due at 09/15/27, par and fair value of USD 6,790,000 and $6,806,975, respectively)	USD	5,882	$5,881,837
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 03/17/20 to be repurchased at USD 6,742,661, collateralized by Mattel, Inc., 6.75%, due at 12/31/25, par and fair value of USD 7,110,000 and $7,376,625, respectively)		6,746	6,745,612
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 03/09/20 to be repurchased at USD 51,437, collateralized by Netflix, Inc., 4.88%, due at 06/15/30, par and fair value of USD 48,000 and $51,480, respectively)		51	51,300
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 02/18/20 to be repurchased at USD 5,138,784, collateralized by Kraft Heinz Foods Co., 4.63%, due at 01/30/29, par and fair value of USD 4,675,000 and $5,039,659, respectively)		5,113	5,113,281
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 11/05/19 to be repurchased at USD 8,340,279, collateralized by CNX Resources Corp., 7.25%, due at 03/14/27, par and fair value of USD 9,900,000 and $9,108,000, respectively)		8,267	8,266,500
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 08/29/19 to be repurchased at USD 1,860,478, collateralized by Penn National Gaming, Inc., 5.63%, due at 01/15/27, par and fair value of USD 1,787,000 and $1,667,057, respectively)		1,832	1,831,675
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 06/03/20 to be repurchased at USD 5,481,542, collateralized by Terrier Media Buyer, Inc., 8.88%, due at 12/15/27, par and fair value of USD 5,265,000 and $5,047,819, respectively)		5,482	5,482,181
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 05/19/20 to be repurchased at USD 5,772,536, collateralized by Southwestern Energy Co., 6.20%, due at 01/23/25, par and fair value of USD 6,424,000 and $5,500,550, respectively)		5,774	5,773,570

90	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
RBC Capital Markets LLC, (0.15)%, Open (Purchased on 05/22/20 to be repurchased at USD 6,291,131, collateralized by Clarios Global LP, 8.50%, due at 05/15/27, par and fair value of USD 6,470,000 and $6,502,026, respectively)	USD	6,292	$6,292,075
RBC Europe Ltd., (2.00)%, Open (Purchased on 10/28/19 to be repurchased at EUR 1,770,542, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 1,750,000 and $1,904,518, respectively)	EUR	1,798	2,020,095
RBC Europe Ltd., (0.30)%, Open (Purchased on 03/23/20 to be repurchased at GBP 561,882, collateralized by TalkTalk Telecom Group plc, 3.88%, due at 02/20/25, par and fair value of GBP 700,000 and $836,145, respectively)	GBP	562	696,941

Total Borrowed Bond Agreements — 1.4% (Cost: $436,257,362)			438,800,935

		shares

Money Market Funds — 2.5%(ab)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%*		439,500,468	439,500,468
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.05%		5,823,167	5,823,167
SL Liquidity Series, LLC, Money Market Series, 0.50%(ac)*		351,498,416	351,779,615

Total Money Market Funds — 2.5% (Cost: $796,949,508)			797,103,250

Total Short-Term Securities — 3.9% (Cost: $1,233,206,870)			1,235,904,185

Total Options Purchased — 1.4% (Cost: $355,818,794)			438,240,833

Total Investments Before Options Written, Borrowed Bonds, TBA Sale Commitments and Investments Sold Short — 131.4% (Cost: $41,192,852,731)			41,145,316,208

Total Options Written — (1.1)% (Premiums Received — $370,950,914)			(355,073,553)

		Par (000)

Borrowed Bonds — (1.4)%

Corporate Bonds — (1.0)%

Belgium — (0.0)%
Telenet Finance Luxembourg Notes SARL, 3.50%, 03/01/28	EUR	4,500	(5,118,947)

Canada — (0.2)%
Air Canada, 7.75%, 04/15/21(a)	USD	100	(100,000)
Canadian Natural Resources Ltd., 6.25%, 03/15/38		19,800	(23,548,778)
Cenovus Energy, Inc., 4.25%, 04/15/27		19,800	(17,932,647)

Security	Par (000)		Value

Canada (continued)
Precision Drilling Corp., 5.25%, 11/15/24	USD	1,300	$(868,413)

			(42,449,838)

France — (0.0)%
Auchan Holding SA, 2.88%, 01/29/26	EUR	2,000	(2,243,256)
Orange SA, (EUR Swap Annual 5 Year + 2.36%), 2.38%(b)(m)		4,400	(4,997,560)

			(7,240,816)

Greece — (0.0)%
National Bank of Greece SA, (EUR Swap Annual 5 Year + 8.46%), 8.25%, 07/18/29(b)		2,250	(2,616,351)

Ireland — (0.1)%
eircom Finance DAC:
1.75%, 11/01/24		4,800	(5,131,465)
2.63%, 02/15/27		2,750	(2,942,868)
3.50%, 05/15/26		2,500	(2,817,176)

			(10,891,509)

Israel — (0.0)%
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 07/21/23	USD	1,700	(1,614,490)

Luxembourg — (0.1)%
Altice France Holding SA, 6.00%, 02/15/28(a)		6,250	(5,902,375)
ARD Finance SA, 5.00%, 06/30/27	EUR	5,400	(5,817,975)
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22	GBP	100	(116,475)
INEOS Finance plc, 2.88%, 05/01/26	EUR	4,662	(4,988,964)

			(16,825,789)

Netherlands — (0.0)%
Lincoln Financing SARL, 3.63%, 04/01/24		900	(921,956)
Maxeda DIY Holding BV, 6.13%, 07/15/22		2,300	(2,360,530)
Starfruit Finco BV, 6.50%, 10/01/26		2,900	(3,282,586)

			(6,565,072)

Spain — (0.0)%
Banco Bilbao Vizcaya Argentaria SA, 3.50%, 02/10/27		2,900	(3,587,549)
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23		4,450	(4,842,918)

			(8,430,467)

United Arab Emirates — (0.0)%
Shelf Drilling Holdings Ltd., 8.25%, 02/15/25(a)	USD	10,000	(4,687,500)

United Kingdom — (0.0)%
FCE Bank plc, 1.88%, 06/24/21	EUR	3,100	(3,402,536)
TalkTalk Telecom Group plc, 3.88%, 02/20/25	GBP	5,900	(7,047,505)

			(10,450,041)

United States — (0.6)%
Ally Financial, Inc., 3.88%, 05/21/24	USD	4,165	(4,306,502)
Ardagh Packaging Finance plc:
2.13%, 08/15/26	EUR	2,500	(2,699,209)
5.25%, 04/30/25(a)	USD	1,500	(1,537,485)
Bausch Health Cos., Inc.(a):
5.00%, 01/30/28		2,260	(2,127,767)
6.13%, 04/15/25		3,313	(3,360,277)

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(a)	USD	5,965	$(5,323,762)
CenturyLink, Inc., Series Y, 7.50%, 04/01/24		923	(1,014,211)
Clarios Global LP, 8.50%, 05/15/27(a)		6,470	(6,502,026)
CNX Resources Corp., 7.25%, 03/14/27(a)		9,900	(9,108,000)
Delta Air Lines, Inc., 3.63%, 03/15/22		500	(473,585)
DISH DBS Corp., 7.75%, 07/01/26		7,808	(8,276,480)
Everi Payments, Inc., 7.50%, 12/15/25(a)		861	(824,407)
Herc Holdings, Inc., 5.50%, 07/15/27(a)		985	(987,118)
Icahn Enterprises LP, 5.25%, 05/15/27		995	(960,175)
Kraft Heinz Foods Co.: 3.75%, 04/01/30(a)		2,450	(2,529,790)
4.63%, 01/30/29		4,675	(5,039,659)
4.88%, 10/01/49(a)		1,130	(1,150,697)
Lions Gate Capital Holdings LLC(a): 5.88%, 11/01/24		1,520	(1,451,600)
6.38%, 02/01/24		1,540	(1,501,500)
Mattel, Inc., 6.75%, 12/31/25(a)		8,240	(8,549,000)
Meritor, Inc., 6.25%, 02/15/24		19,500	(19,646,250)
Netflix, Inc.:
4.38%, 11/15/26		1,916	(1,992,966)
4.88%, 04/15/28		2,457	(2,627,196)
4.88%, 06/15/30(a)		48	(51,480)
Penn National Gaming, Inc., 5.63%, 01/15/27(a)		1,787	(1,667,057)
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)		3,580	(3,597,900)
Range Resources Corp., 4.88%, 05/15/25		10,005	(7,553,775)
Refinitiv US Holdings, Inc.:
6.88%, 11/15/26	EUR	2,800	(3,337,285)
8.25%, 11/15/26(a)	USD	3,660	(3,963,670)
Sally Holdings LLC, 5.63%, 12/01/25		10,005	(9,721,258)
Southwestern Energy Co.:
6.20%, 01/23/25(e)		6,424	(5,500,550)
7.50%, 04/01/26		1,038	(908,561)
7.75%, 10/01/27		6,890	(5,994,300)
Sprint Capital Corp., 6.88%, 11/15/28		1,130	(1,375,775)
SRS Distribution, Inc., 8.25%, 07/01/26(a)		976	(990,640)
SS&C Technologies, Inc., 5.50%, 09/30/27(a)		2,115	(2,145,964)
Tenet Healthcare Corp., 6.75%, 06/15/23		28,580	(28,365,650)
Terrier Media Buyer, Inc., 8.88%, 12/15/27(a)		5,265	(5,047,819)
Transocean, Inc.:
5.80%, 10/15/22(e)		9,483	(5,073,405)
7.50%, 01/15/26(a)		1,038	(565,710)
Uber Technologies, Inc.(a):
7.50%, 09/15/27		6,790	(6,806,975)
8.00%, 11/01/26		2,115	(2,152,013)

Security		Par (000)	Value

United States (continued)
Washington Prime Group LP,
6.45%, 08/15/24(e)	USD	14,850	$(8,376,885)
Zayo Group Holdings, Inc.,
6.13%, 03/01/28(a)		2,965	(2,883,463)

			(198,069,797)

Total Corporate Bonds — (1.0)% (Proceeds: $324,402,221)			(314,960,617)

Foreign Government Obligations — (0.4)%

Portugal — (0.2)%
Portuguese Republic(a):
2.13%, 10/17/28	EUR	32,565	(42,038,939)
2.88%, 07/21/26		23,985	(31,654,545)

			(73,693,484)

United Kingdom — (0.2)%
U.K. Treasury Inflation Linked Bonds, 0.13%, 03/22/46	GBP	20,528	(47,937,249)

Total Foreign Government Obligations — (0.4)% (Proceeds: $103,624,545)			(121,630,733)

Total Borrowed Bonds — (1.4)% (Proceeds: $428,026,766)			(436,591,350)

TBA Sale Commitments — (23.6)%

Uniform Mortgage-Backed Securities(w):
2.50%, 08/25/35 - 08/25/50	USD	2,461,311	(2,566,052,967)
2.00%, 07/25/50		378,135	(386,967,999)
3.50%, 07/25/50 - 08/25/50		4,228,777	(4,447,084,866)

Total TBA Sale Commitments — (23.6)% (Proceeds: $7,389,461,294)			(7,400,105,832)

Investments Sold Short — (0.2)%

U.S. Treasury Obligations — (0.2)%
U.S. Treasury Bonds, 1.25%, 05/15/50		17,000	(16,333,945)
U.S. Treasury Notes, 1.50%, 02/15/30		51,000	(55,131,797)

Total U.S. Treasury Obligations — (0.2)% (Proceeds: $71,570,705)			(71,465,742)

Total Investments Sold Short — (0.2)% (Proceeds: $71,570,705)			(71,465,742)

Total Investments Net of Options Written, Borrowed Bonds, TBA Sale Commitments and Investments Sold Short — 105.1% (Cost: $32,932,843,052)			32,882,079,731

Liabilities in Excess of Other Assets — (5.1)%			(1,586,932,713)

Net Assets — 100.0%			$31,295,147,018

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Amount is less than 500.
(g)	Non-income producing security.

92	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

(h)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $41,597,616, representing 0.13% of its net assets as of period end, and an original cost of $32,244,998.

(i)	All or a portion of this security is on loan.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Convertible security.
(l)	Zero-coupon bond.
(m)	Perpetual security with no stated maturity date.
(n)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(o)	Variable rate security. Rate shown is the rate in effect as of period end.
(p)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(q)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(r)	Fixed rate.
(s)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(t)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.
(u)	When-issued security.
(v)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(w)	Represents or includes a TBA transaction.
(x)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(y)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(z)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(aa)	The amount to be repurchased assumes the maturity will be the day after the period end.
(ab)	Annualized 7-day yield as of period end.
(ac)	All or a portion of this security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	2,603,308,718	—	(2,163,808,250)	439,500,468	$439,500,468	$8,277,369		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	276,027,206	75,471,210	—	351,498,416	351,779,615	821,363	(c)	68,764	152,010
BlackRock Liquid Environmentally Aware Fund	365,596,635	2,138,770	—	367,735,405	368,139,914	2,132,226		—	330,654
iShares 20+ Year Treasury Bond ETF(d)	—	242,122	(242,122)	—	—	—		438,056	—
iShares China Large-Cap ETF(d)	1,171,243	2,252,943	(3,424,186)	—	—	—		(7,662,379)	(2,047,564)
iShares iBoxx $ High Yield Corporate Bond ETF	79,197	12,701,460	(6,949,764)	5,830,893	475,917,487	2,121,842		18,202,404	6,934,601
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	2,046,876	(1,548,031)	498,845	67,094,653	382,247		3,511,803	1,805,253
iShares J.P. Morgan USD Emerging Markets Bond ETF	4,443	200,000	(200,000)	4,443	485,264	49,591		(257,187)	15,001
iShares MSCI Emerging Markets ETF	3,670,117	1,950,000	(4,605,129)	1,014,988	40,589,370	233,741		(14,162,844)	1,386,713
iShares Nasdaq Biotechnology ETF	—	44,000	—	44,000	6,014,360	5,568		—	1,016,061
iShares PHLX Semiconductor ETF(d)	—	115,352	(115,352)	—	—	—		1,107,640	—
iShares Preferred & Income Securities ETF(d)	—	2,546,000	(2,546,000)	—	—	204,115		(7,679,522)	—
iShares Russell 2000 ETF(d)	350,000	480,500	(830,500)	—	—	340,887		(29,400,555)	(933,800)
iShares S&P 500 Value ETF	339,136	—	—	339,136	36,697,907	491,784		—	(7,420,295)

					$1,786,219,038	$15,060,733		$(35,833,820)	$1,238,634

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Bank plc	1.40%	05/12/20	Open	$151,340	$151,623	Corporate Bonds	Open/Demand (a)

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

94	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
CBOE Volatility Index	76	08/19/20	$2,419	$(120,289)
Euro-BTP	7,674	09/08/20	1,004,507	3,884,857
Euro-Oat	551	09/08/20	103,783	1,966,183
Euro-Schatz	3	09/08/20	378	181
Japan 10 Year Bond	104	09/14/20	146,356	(173,205)
Australia 10 Year Bond	1,340	09/15/20	137,590	218,141
Korea 3 Year Bond	2,633	09/15/20	245,252	(95,263)
DAX Index	274	09/18/20	94,857	4,107,522
EURO STOXX 50 Index	1,332	09/18/20	48,232	1,227,355
FTSE/MIB Index	346	09/18/20	37,491	1,076,181
U.S. Treasury 10 Year Ultra Note	13,209	09/21/20	2,080,211	14,489,257
U.S. Treasury Ultra Bond	1,586	09/21/20	345,996	8,010,852
U.S. Treasury 2 Year Note	15,123	09/30/20	3,339,584	438,150
90-day Eurodollar	3,530	12/14/20	879,941	10,667,814
90-day Eurodollar	760	06/14/21	189,658	146,612
90-day Eurodollar	760	09/13/21	189,668	91,043
90-day Eurodollar	760	12/13/21	189,620	188,671
90-day Eurodollar	452	06/13/22	112,774	1,020,509

				47,144,571

Short Contracts
CBOE Volatility Index	152	07/22/20	4,693	270,265
Euro-Bobl	2,927	09/08/20	443,880	(1,866,182)
Euro-Bund	4,360	09/08/20	864,676	(7,776,388)
Euro-Buxl	702	09/08/20	173,482	(2,925,801)
90-day Eurodollar	23	09/14/20	5,735	(6,357)
MSCI Emerging Markets Index	392	09/18/20	19,320	(677,070)
NASDAQ 100 E-Mini Index	1,191	09/18/20	241,707	(9,592,123)
Russell 2000 E-Mini Index	408	09/18/20	29,327	(672,636)
S&P 500 E-Mini Index	7,532	09/18/20	1,163,769	(8,833,074)
Canada 10 Year Bond	62	09/21/20	7,025	(1,359)
U.S. Treasury 10 Year Note	18,760	09/21/20	2,610,864	(12,896,694)
U.S. Treasury Long Bond	6,450	09/21/20	1,151,728	(9,165,093)
Long Gilt	234	09/28/20	39,909	(292,428)
U.S. Treasury 5 Year Note	52,102	09/30/20	6,551,419	(18,925,764)
CBOE Volatility Index	119	11/18/20	3,638	(354,223)
90-day Eurodollar	2,793	03/15/21	696,854	(16,062,760)
90-day Eurodollar	23	03/14/22	5,740	(16,419)
90-day Eurodollar	783	03/13/23	195,202	(350,364)
90-day Eurodollar	783	06/19/23	195,124	(360,151)
90-day Eurodollar	783	09/18/23	195,045	(369,939)
90-day Eurodollar	783	12/18/23	194,938	(370,187)

				(91,244,747)

				$(44,100,176)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	10,540,000	USD	7,264,310	Morgan Stanley & Co. International plc	07/01/20	$9,344
AUD	11,294,000	USD	7,741,777	Toronto Dominion Bank	07/01/20	52,212
AUD	3,813,000	USD	2,606,060	UBS AG	07/01/20	25,292
USD	10,420,142	AUD	15,081,000	UBS AG	07/01/20	12,743
KRW	18,898,081,800	USD	15,286,000	Deutsche Bank AG	07/02/20	425,088
USD	20,770,000	BRL	110,384,242	Bank of America NA	07/02/20	471,690
USD	12,122,000	BRL	64,966,178	BNP Paribas SA	07/02/20	175,515

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	49,068,400	BRL	245,074,108	Citibank NA	07/02/20	$4,002,271
USD	15,537,000	BRL	77,374,260	Deutsche Bank AG	07/02/20	1,308,821
USD	5,277,000	BRL	28,488,940	HSBC Bank plc	07/02/20	38,233
USD	7,785,000	BRL	41,359,914	JPMorgan Chase Bank NA	07/02/20	179,418
EUR	3,024,811,000	USD	3,390,813,131	Goldman Sachs International	07/06/20	7,838,606
GBP	457,572,000	USD	563,097,255	JPMorgan Chase Bank NA	07/06/20	3,893,286
USD	11,294,000	BRL	60,229,315	Citibank NA	07/06/20	220,428
USD	3,012,000	BRL	15,843,120	HSBC Bank plc	07/06/20	99,134
USD	13,609,676	EUR	12,064,000	Bank of America NA	07/06/20	54,669
USD	8,294,844	EUR	7,323,000	Citibank NA	07/06/20	66,784
USD	343,200,184	EUR	304,558,000	Morgan Stanley & Co. International plc	07/06/20	1,001,424
USD	98,190,649	EUR	87,311,000	Toronto Dominion Bank	07/06/20	88,757
USD	31,161,502	GBP	24,564,560	State Street Bank and Trust Co.	07/06/20	722,855
USD	7,439,477	GBP	5,875,000	UBS AG	07/06/20	159,597
USD	223,234,153	JPY	24,038,972,000	Barclays Bank plc	07/06/20	590,363
USD	1,972,520	JPY	210,802,000	Citibank NA	07/06/20	20,117
USD	26,118,138	MXN	592,456,000	Citibank NA	07/06/20	354,808
AUD	25,936,000	USD	17,829,755	Deutsche Bank AG	07/15/20	70,133
INR	951,198,621	USD	12,508,365	Bank of America NA	07/15/20	62,308
INR	691,508,722	USD	9,089,829	Barclays Bank plc	07/15/20	48,883
INR	638,314,789	USD	8,399,984	Citibank NA	07/15/20	35,737
INR	943,377,869	USD	12,412,050	JPMorgan Chase Bank NA	07/15/20	55,267
USD	12,229,000	CLP	9,709,826,000	JPMorgan Chase Bank NA	07/15/20	404,102
USD	18,900,000	COP	70,582,050,000	JPMorgan Chase Bank NA	07/15/20	139,926
USD	12,274,064	IDR	176,992,000,000	Goldman Sachs International	07/15/20	105,687
USD	12,617,000	MXN	289,153,365	HSBC Bank plc	07/15/20	58,903
USD	33,225,000	RUB	2,322,527,175	BNP Paribas SA	07/15/20	646,203
USD	3,462,000	RUB	241,855,320	Citibank NA	07/15/20	69,422
USD	44,645,000	ZAR	771,889,958	Bank of America NA	07/15/20	228,739
USD	226,168,877	ZAR	3,888,363,184	JPMorgan Chase Bank NA	07/15/20	2,423,831
CLP	10,385,839,750	USD	12,631,000	Bank of America NA	07/20/20	18,205
USD	14,549,310	COP	54,479,892,000	JPMorgan Chase Bank NA	07/27/20	84,463
CNY	53,441,141	USD	7,531,000	Goldman Sachs International	08/03/20	13,857
USD	15,429,000	BRL	83,773,298	Citibank NA	08/04/20	50,710
USD	225,416,240	JPY	24,198,253,000	Citibank NA	08/05/20	1,206,286
USD	25,960,000	COP	93,908,482,800	Citibank NA	08/10/20	1,057,348
JPY	619,000,000	USD	5,679,638	Citibank NA	09/15/20	59,057
AUD	134,500,513	JPY	9,852,126,262	HSBC Bank plc	09/16/20	1,503,332
CAD	10,260,280	USD	7,520,000	Toronto Dominion Bank	09/16/20	38,841
CNY	135,730,000	USD	19,099,147	HSBC Bank plc	09/16/20	15,822
EUR	61,530,000	GBP	55,339,557	BNP Paribas SA	09/16/20	645,403
EUR	20,720,000	GBP	18,588,635	Citibank NA	09/16/20	275,299
EUR	20,710,000	GBP	18,484,234	HSBC Bank plc	09/16/20	393,467
EUR	11,540,000	USD	12,953,650	Bank of America NA	09/16/20	33,820
EUR	7,204,000	USD	8,092,780	JPMorgan Chase Bank NA	09/16/20	14,823
EUR	11,275,000	USD	12,650,375	Standard Chartered Bank	09/16/20	38,856
EUR	3,600,000	USD	4,037,843	State Street Bank and Trust Co.	09/16/20	13,707
INR	1,215,500,000	USD	15,936,803	Citibank NA	09/16/20	19,854
INR	449,200,000	USD	5,862,699	Deutsche Bank AG	09/16/20	34,241
INR	1,077,895,000	USD	14,116,888	JPMorgan Chase Bank NA	09/16/20	33,339
NOK	40,920,113	EUR	3,765,000	Bank of America NA	09/16/20	15,310
NZD	4,518,000	JPY	310,921,079	ANZ Banking Group Ltd.	09/16/20	32,683
NZD	5,260,000	JPY	360,059,571	Standard Chartered Bank	09/16/20	55,894
USD	10,517,232	AUD	15,107,000	Morgan Stanley & Co. International plc	09/16/20	89,161
USD	5,525,026	BRL	28,292,000	Citibank NA	09/16/20	339,706
USD	24,860,385	COP	91,171,733,032	Barclays Bank plc	09/16/20	755,308
USD	16,916,791	EUR	15,030,000	Bank of America NA	09/16/20	1,568
USD	8,474,262	EUR	7,525,000	BNP Paribas SA	09/16/20	5,396
USD	15,552,026	EUR	13,740,000	Citibank NA	09/16/20	88,609
USD	29,930,006	EUR	26,351,814	JPMorgan Chase Bank NA	09/16/20	272,866
USD	12,723,644	EUR	11,259,000	Morgan Stanley & Co. International plc	09/16/20	52,420
USD	41,489,051	EUR	36,616,385	Natwest Markets plc	09/16/20	279,848
USD	16,944,792	EUR	15,045,000	Royal Bank of Canada	09/16/20	12,688

96	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	8,488,399	EUR	7,515,000	Standard Chartered Bank	09/16/20	$30,788
USD	3,323,849	EUR	2,949,000	State Street Bank and Trust Co.	09/16/20	4,954
USD	42,085,107	IDR	601,817,026,610	Barclays Bank plc	09/16/20	1,261,451
USD	2,730,542	IDR	39,960,942,780	Deutsche Bank AG	09/16/20	19,832
USD	17,989,575	IDR	262,539,857,241	HSBC Bank plc	09/16/20	180,446
USD	9,411,000	IDR	137,786,168,670	Toronto Dominion Bank	09/16/20	64,413
USD	78,750,475	JPY	8,369,616,233	Bank of America NA	09/16/20	1,155,160
USD	11,867,500	RUB	837,833,632	Bank of America NA	09/16/20	198,482
USD	6,198,445	RUB	440,883,000	Barclays Bank plc	09/16/20	58,000
USD	6,499,045	RUB	460,652,342	Credit Suisse International	09/16/20	83,261
USD	23,102,000	RUB	1,632,145,047	Goldman Sachs International	09/16/20	370,125
USD	9,701,426	RUB	689,994,544	HSBC Bank plc	09/16/20	91,454
USD	185,547,170	RUB	12,924,323,580	JPMorgan Chase Bank NA	09/16/20	5,542,270
USD	6,789,507	RUB	482,207,769	Morgan Stanley & Co. International plc	09/16/20	73,507
USD	9,140,419	SGD	12,690,000	Goldman Sachs International	09/16/20	32,471
USD	7,529,000	ZAR	129,536,445	Bank of America NA	09/16/20	123,524
EUR	7,515,000	NOK	80,998,699	Deutsche Bank AG	09/17/20	40,116
EUR	3,005,000	NOK	32,247,566	Morgan Stanley & Co. International plc	09/17/20	30,708
USD	10,512,659	AUD	15,107,000	JPMorgan Chase Bank NA	09/17/20	84,579
USD	7,553,104	MXN	172,170,716	Citibank NA	09/17/20	139,574
USD	3,018,104	MXN	69,122,116	JPMorgan Chase Bank NA	09/17/20	41,761
USD	16,427,028	MXN	360,126,446	Barclays Bank plc	09/23/20	932,168
TWD	96,709,800	USD	3,300,000	Standard Chartered Bank	11/13/20	40,932

						44,312,759

AUD	9,789,000	USD	6,768,258	JPMorgan Chase Bank NA	07/01/20	(12,869)
BRL	39,891,870	USD	7,443,400	BNP Paribas SA	07/02/20	(107,774)
BRL	215,845,181	USD	40,552,000	Citibank NA	07/02/20	(860,714)
BRL	127,359,532	USD	24,458,000	Deutsche Bank AG	07/02/20	(1,038,142)
BRL	18,520,788	USD	3,765,000	HSBC Bank plc	07/02/20	(359,254)
BRL	181,359,053	USD	34,341,000	JPMorgan Chase Bank NA	07/02/20	(991,292)
USD	15,286,000	KRW	18,590,833,200	JPMorgan Chase Bank NA	07/02/20	(169,654)
BRL	36,103,866	USD	6,777,000	Citibank NA	07/06/20	(139,057)
JPY	24,198,253,000	USD	225,330,599	Citibank NA	07/06/20	(1,211,582)
USD	33,066,134	CAD	45,108,000	Citibank NA	07/06/20	(160,567)
USD	14,888,250	EUR	13,270,000	Deutsche Bank AG	07/06/20	(21,809)
USD	46,104,188	EUR	41,072,000	HSBC Bank plc	07/06/20	(43,959)
USD	5,633,840	EUR	5,032,485	Morgan Stanley & Co. International plc	07/06/20	(20,617)
USD	12,758,607	EUR	11,382,000	Natwest Markets plc	07/06/20	(30,110)
USD	4,144,195	EUR	3,720,000	State Street Bank and Trust Co.	07/06/20	(35,565)
USD	37,512,142	EUR	33,823,000	Toronto Dominion Bank	07/06/20	(491,091)
USD	2,787,012,593	EUR	2,503,845,000	UBS AG	07/06/20	(26,286,208)
USD	536,313,529	GBP	435,826,000	BNP Paribas SA	07/06/20	(3,730,922)
USD	18,872,000	KRW	22,719,245,920	BNP Paribas SA	07/06/20	(43,340)
USD	23,296,447	TRY	160,000,000	Bank of America NA	07/06/20	(34,006)
CLP	14,087,424,000	USD	18,343,000	Citibank NA	07/15/20	(1,186,941)
CLP	20,521,550,500	USD	25,234,000	Deutsche Bank AG	07/15/20	(242,282)
COP	46,895,860,000	USD	12,539,000	JPMorgan Chase Bank NA	07/15/20	(74,502)
EUR	44,584,000	USD	50,265,482	JPMorgan Chase Bank NA	07/15/20	(161,012)
JPY	2,875,255,770	AUD	39,026,000	JPMorgan Chase Bank NA	07/15/20	(300,946)
JPY	1,349,267,210	USD	12,581,000	Citibank NA	07/15/20	(82,929)
MXN	76,156,829	USD	3,355,000	Barclays Bank plc	07/15/20	(47,465)
MXN	570,124,500	USD	25,130,500	Citibank NA	07/15/20	(369,664)
MXN	208,399,958	USD	9,404,500	Deutsche Bank AG	07/15/20	(353,570)
MXN	2,793,137,459	USD	125,320,800	JPMorgan Chase Bank NA	07/15/20	(4,013,229)
MXN	998,313,431	USD	44,839,000	Morgan Stanley & Co. International plc	07/15/20	(1,481,671)
RUB	8,949,540,567	USD	128,316,000	JPMorgan Chase Bank NA	07/15/20	(2,778,065)
USD	325,937,329	CNY	2,328,072,557	HSBC Bank plc	07/15/20	(3,091,670)
USD	126,157,300	IDR	1,843,473,548,764	JPMorgan Chase Bank NA	07/15/20	(583,350)
USD	14,418,000	KRW	17,461,570,594	BNP Paribas SA	07/15/20	(137,528)
USD	4,390,000	KRW	5,318,924,000	JPMorgan Chase Bank NA	07/15/20	(43,722)
USD	5,974,000	MXN	137,718,837	Deutsche Bank AG	07/15/20	(7,209)
ZAR	425,132,288	USD	25,078,000	Citibank NA	07/15/20	(614,944)

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	43,741,000	TRY	302,797,073	Citibank NA	07/17/20	$(286,064)
USD	12,633,000	CLP	10,387,484,250	Citibank NA	07/20/20	(18,208)
KZT	963,393,750	USD	2,475,000	Goldman Sachs International	07/24/20	(117,248)
KZT	1,013,780,955	USD	2,596,110	Natwest Markets plc	07/24/20	(115,043)
USD	9,618,990	COP	36,657,969,000	JPMorgan Chase Bank NA	07/27/20	(113,995)
USD	6,290,000	BRL	34,448,443	Citibank NA	08/04/20	(33,711)
USD	32,851,643	EUR	29,237,000	Bank of America NA	08/05/20	(21,816)
USD	3,393,003,094	EUR	3,024,811,000	Goldman Sachs International	08/05/20	(8,029,873)
USD	50,417,667	EUR	44,853,000	State Street Bank and Trust Co.	08/05/20	(14,091)
USD	563,197,005	GBP	457,572,000	JPMorgan Chase Bank NA	08/05/20	(3,911,021)
USD	10,726,000	COP	40,662,266,000	Natwest Markets plc	08/10/20	(56,820)
USD	5,770,000	TWD	170,965,100	BNP Paribas SA	08/26/20	(92,760)
USD	5,770,000	TWD	171,397,850	Morgan Stanley & Co. International plc	08/26/20	(107,600)
JPY	940,000,000	USD	8,805,480	Morgan Stanley & Co. International plc	09/15/20	(90,821)
USD	5,260,551	CNY	37,712,376	Goldman Sachs International	09/15/20	(50,831)
USD	28,990,011	EUR	25,786,846	Bank of America NA	09/15/20	(30,635)
USD	32,324,840	HKD	250,865,000	Bank of America NA	09/15/20	(27,806)
USD	32,325,894	HKD	250,868,336	Morgan Stanley & Co. International plc	09/15/20	(27,181)
USD	28,074,516	JPY	3,049,190,000	Goldman Sachs International	09/15/20	(194,259)
USD	28,076,829	JPY	3,049,185,716	Morgan Stanley & Co. International plc	09/15/20	(191,907)
USD	6,159,509	TWD	182,684,890	Bank of America NA	09/15/20	(118,985)
AUD	134,405,904	JPY	10,201,198,440	Morgan Stanley & Co. International plc	09/16/20	(1,798,248)
AUD	12,424,000	USD	8,648,284	Bank of America NA	09/16/20	(72,237)
AUD	15,081,000	USD	10,423,158	UBS AG	09/16/20	(13,035)
BRL	103,375,175	USD	20,206,250	Citibank NA	09/16/20	(1,259,785)
CAD	10,182,066	USD	7,530,000	BNP Paribas SA	09/16/20	(28,780)
EUR	3,765,000	NOK	41,042,476	Bank of America NA	09/16/20	(28,026)
EUR	7,515,000	NOK	81,553,073	JPMorgan Chase Bank NA	09/16/20	(17,659)
EUR	7,200,000	USD	8,119,418	Bank of America NA	09/16/20	(16,318)
EUR	15,616,000	USD	17,727,246	BNP Paribas SA	09/16/20	(152,520)
EUR	42,948,000	USD	48,455,708	Citibank NA	09/16/20	(120,710)
EUR	26,195,000	USD	29,672,045	JPMorgan Chase Bank NA	09/16/20	(191,388)
EUR	52,110,000	USD	59,224,370	Natwest Markets plc	09/16/20	(578,177)
EUR	3,270,000	USD	3,703,352	Standard Chartered Bank	09/16/20	(23,194)
GBP	56,097,932	EUR	62,610,000	BNP Paribas SA	09/16/20	(920,740)
GBP	27,272,714	EUR	30,272,427	JPMorgan Chase Bank NA	09/16/20	(260,571)
GBP	18,781,998	EUR	20,880,000	Royal Bank of Canada	09/16/20	(215,663)
GBP	17,519,009	EUR	19,470,000	State Street Bank and Trust Co.	09/16/20	(194,486)
IDR	165,060,000,000	USD	11,310,127	HSBC Bank plc	09/16/20	(113,447)
INR	1,234,905,000	USD	16,217,808	JPMorgan Chase Bank NA	09/16/20	(6,409)
JPY	8,476,419,102	AUD	114,936,834	Bank of America NA	09/16/20	(753,183)
JPY	1,494,459,948	CAD	18,824,000	Royal Bank of Canada	09/16/20	(12,565)
JPY	312,034,314	NZD	4,518,000	BNP Paribas SA	09/16/20	(22,362)
JPY	361,585,287	NZD	5,260,000	Standard Chartered Bank	09/16/20	(41,749)
JPY	8,410,623,154	USD	78,662,768	Bank of America NA	09/16/20	(687,275)
JPY	582,000,000	USD	5,444,325	Natwest Markets plc	09/16/20	(48,561)
JPY	1,662,709,461	USD	15,593,393	Royal Bank of Canada	09/16/20	(178,294)
JPY	802,556,960	USD	7,520,000	Standard Chartered Bank	09/16/20	(79,437)
USD	15,050,000	CAD	20,554,459	Citibank NA	09/16/20	(92,655)
USD	11,294,000	CAD	15,363,511	Natwest Markets plc	09/16/20	(24,437)
USD	7,515,000	CAD	10,263,764	Toronto Dominion Bank	09/16/20	(46,407)
USD	2,718,392	CNY	19,312,000	Barclays Bank plc	09/16/20	(1,333)
USD	255,470,705	CNY	1,815,592,950	HSBC Bank plc	09/16/20	(220,767)
USD	87,989,062	CNY	625,781,000	Standard Chartered Bank	09/16/20	(140,199)
USD	252,151,457	EUR	224,642,000	JPMorgan Chase Bank NA	09/16/20	(667,541)
USD	8,465,309	EUR	7,525,000	Royal Bank of Canada	09/16/20	(3,557)
USD	59,361,141	GBP	47,950,000	Standard Chartered Bank	09/16/20	(80,652)
USD	341,186,909	INR	26,141,740,945	Deutsche Bank AG	09/16/20	(1,992,691)
USD	20,022,623	INR	1,540,000,000	JPMorgan Chase Bank NA	09/16/20	(193,956)
USD	18,841,117	TWD	549,800,000	BNP Paribas SA	09/16/20	(56,386)
ZAR	130,989,918	USD	7,529,000	Citibank NA	09/16/20	(40,430)
AUD	11,275,000	USD	7,806,618	Deutsche Bank AG	09/17/20	(23,696)
AUD	3,760,000	USD	2,600,969	Royal Bank of Canada	09/17/20	(5,511)

98	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	170,202,319	USD	7,440,000	BNP Paribas SA	09/17/20	$(111,227)
MXN	257,057,087	USD	11,294,000	Morgan Stanley & Co. International plc	09/17/20	(225,332)
NOK	113,449,130	EUR	10,520,000	Bank of America NA	09/17/20	(49,742)
USD	7,546,000	MXN	175,863,304	JPMorgan Chase Bank NA	09/17/20	(26,530)
USD	24,597,260	GBP	20,000,000	Natwest Markets plc	09/30/20	(197,940)
USD	3,300,000	TWD	96,709,800	Citibank NA	11/13/20	(40,932)
USD	10,443,302	EUR	9,275,000	State Street Bank and Trust Co.	11/27/20	(15,017)
USD	7,722,607	EUR	6,862,947	UBS AG	11/27/20	(15,926)

						(77,117,589)

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
EUR Currency	One-Touch	Bank of America NA	—	07/02/20	USD	1.14	USD	1.14	EUR	377	$4,277
EUR Currency	One-Touch	Bank of America NA	—	07/02/20	MXN	20.00	MXN	20.00	EUR	1,490	–
EUR Currency	One-Touch	Goldman Sachs International	—	07/23/20	CHF	1.17	CHF	1.17	EUR	3,870	4,760
EUR Currency	Up and Out	Credit Suisse International	—	07/23/20	USD	1.14	USD	1.17	EUR	203,869	190,935
EUR Currency	Up and In	Bank of America NA	—	08/25/20	CHF	1.17	CHF	1.17	EUR	4,499	33,880
USD Currency	One-Touch	Bank of America NA	—	09/10/20	CLP	820.00	CLP	820.00	USD	2,340	1,093,480
USD Currency	One-Touch	BNP Paribas SA	—	10/22/20	CAD	1.40	CAD	1.40	USD	3,012	629,839
USD Currency	One-Touch	Credit Suisse International	—	12/21/20	CAD	1.41	CAD	1.41	USD	1,251	543,483
EUR Currency	One-Touch	BNP Paribas SA	—	06/28/21	USD	1.25	USD	1.25	EUR	10,490	1,062,004

											3,562,658

Put
EUR Currency	Down and Out	Bank of America NA	—	07/02/20	USD	1.13	USD	1.12	EUR	56,580	$233,994
USD Currency	One-Touch	JPMorgan Chase Bank NA	—	07/03/20	CNH	6.70	CNH	6.70	USD	4,090	1
USD Currency	Down and Out	Goldman Sachs International	—	07/15/20	MXN	22.25	MXN	21.30	USD	31,348	53,106
USD Currency	Down and In	Bank of America NA	—	07/29/20	JPY	104.95	EUR	1.07	USD	4,673	467
USD Currency	Down and In	Bank of America NA	—	07/29/20	JPY	105.61	EUR	1.07	USD	5,030	1,509
EUR Currency	One-Touch	Goldman Sachs International	—	08/13/20	USD	1.05	USD	1.05	EUR	3,415	27,622
S&P 500 Index	Down and out	Citibank NA	23,708	08/21/20	USD	2,810.77	USD	2,318.16	USD	73,524	341,623
S&P 500 Index	Down and out	Citibank NA	71,400	08/21/20	USD	2,810.53	USD	2,317.96	USD	221,427	1,028,493
EUR Currency	One-Touch	UBS AG	—	09/08/20	NOK	9.75	NOK	9.75	EUR	3,012	37,721
NZD Currency	Down and Out	Deutsche Bank AG	—	09/09/20	JPY	69.00	JPY	66.00	NZD	75,294	176,435
EUR Currency	One-Touch	UBS AG	—	09/10/20	NOK	10.00	NOK	10.00	EUR	3,132	159,795
USD Currency	Up and In	Standard Chartered Bank	—	10/22/20	JPY	105.00	JPY	108.00	USD	56,580	386,376
USD Currency	One-Touch	Bank of America NA	—	11/16/20	NOK	9.00	NOK	9.00	USD	1,850	328,700
USD Currency	One-Touch	Morgan Stanley & Co. International plc	—	11/16/20	NOK	9.00	NOK	9.00	USD	3,700	657,399
USD Currency	One-Touch	Bank of America NA	—	11/18/20	RUB	65.00	RUB	65.00	USD	5,550	414,709

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Barrier Options Purchased (continued)

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
USD Currency	One-Touch	Barclays Bank plc	—	11/19/20	JPY	105.60	JPY	105.60	USD	2,256	$72,276
S&P 500 Index	Down and out	JPMorgan Chase Bank NA	24,125	12/18/20	USD	2,900.00	USD	2,200.00	USD	74,817	880,563

											4,800,789

											$8,363,447

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Invesco QQQ Trust, Series 1	4,001	07/02/20	USD	250.00	USD	99,065	$334,084
SPDR S&P 500 ETF Trust	6,000	07/02/20	USD	312.00	USD	185,016	645,000
U.S. Treasury 10 Year Note	3,372	07/02/20	USD	139.25	USD	337,200	632,250
SPDR S&P 500 ETF Trust	7,501	07/06/20	USD	315.00	USD	231,301	656,338
SPDR S&P 500 ETF Trust	6,001	07/10/20	USD	315.00	USD	185,047	1,173,196
SPDR S&P 500 ETF Trust	9,999	07/10/20	USD	325.00	USD	308,329	319,968
Altice Europe NV	6,205	07/17/20	EUR	4.00	EUR	2,131	101,084
Altice Europe NV	8,396	07/17/20	EUR	4.30	EUR	2,884	94,329
Amazon.com, Inc.	200	07/17/20	USD	2,900.00	USD	55,176	431,000
Atlantia SpA	587	07/17/20	EUR	17.50	EUR	4,197	5,078
Comcast Corp.	7,417	07/17/20	USD	47.50	USD	28,911	14,834
Communication Services Select Sector SPDR Fund	400	07/17/20	USD	55.00	USD	2,162	27,000
Discovery, Inc.	1,000	07/17/20	USD	30.00	USD	2,110	7,500
EURO STOXX 50 Index	586	07/17/20	EUR	3,275.00	EUR	18,952	367,700
EURO STOXX 50 Index	586	07/17/20	EUR	3,250.00	EUR	18,952	450,984
Financial Select Sector SPDR Fund	10,000	07/17/20	USD	25.00	USD	23,140	145,000
Intel Corp.	500	07/17/20	USD	65.00	USD	2,992	8,750
Invesco QQQ Trust, Series 1	1,500	07/17/20	USD	228.00	USD	37,140	3,064,500
iShares 20+ Year Treasury Bond ETF	5,000	07/17/20	USD	175.00	USD	81,965	80,000
iShares iBoxx $High Yield Corporate Bond ETF	16,500	07/17/20	USD	82.00	USD	134,673	1,122,000
iShares Russell 2000 ETF	6,005	07/17/20	USD	150.00	USD	85,980	780,650
Sabre Corp.	500	07/17/20	USD	17.50	USD	403	3,750
SPDR S&P 500 ETF Trust	498	07/17/20	USD	320.00	USD	15,356	79,680
SPDR S&P 500 ETF Trust	550	07/17/20	USD	330.00	USD	16,960	21,175
SPDR S&P 500 ETF Trust	2,701	07/17/20	USD	310.00	USD	83,288	1,532,818
SPDR S&P 500 ETF Trust	3,000	07/17/20	USD	300.00	USD	92,508	3,751,500
SPDR S&P 500 ETF Trust	4,999	07/17/20	USD	285.00	USD	154,149	12,527,494
SPDR S&P 500 ETF Trust	7,500	07/17/20	USD	325.00	USD	231,270	566,250
STOXX Europe 600 Banks Index	2,729	07/17/20	EUR	102.50	EUR	12,841	141,804
STOXX Europe 600 Banks Index	2,729	07/17/20	EUR	97.50	EUR	12,841	337,263
Technology Select Sector SPDR Fund	351	07/17/20	USD	107.00	USD	3,668	41,945
VanEck Vectors Semiconductor ETF	3,500	07/17/20	USD	155.00	USD	53,480	1,146,250
Invesco QQQ Trust, Series 1	100	07/31/20	USD	255.00	USD	2,476	39,250
Amazon.com, Inc.	598	08/21/20	USD	2,700.00	USD	164,977	10,805,860
Gray Television, Inc.	400	08/21/20	USD	20.00	USD	558	19,000
Home Depot, Inc. (The)	699	08/21/20	USD	200.00	USD	17,511	3,633,053
Invesco QQQ Trust, Series 1	2,000	08/21/20	USD	255.00	USD	49,520	1,211,000
Invesco QQQ Trust, Series 1	2,399	08/21/20	USD	260.00	USD	59,399	966,797
iShares Russell 2000 ETF	5,000	08/21/20	USD	145.00	USD	71,590	3,190,000
Microsoft Corp.	500	08/21/20	USD	240.00	USD	10,176	36,250
SPDR S&P 500 ETF Trust	1,201	08/21/20	USD	325.00	USD	37,034	443,169
SPDR S&P 500 ETF Trust	6,000	08/21/20	USD	315.00	USD	185,016	4,788,000
SPDR S&P 500 ETF Trust	7,120	08/21/20	USD	320.00	USD	219,552	3,965,840
SPDR S&P 500 ETF Trust	9,449	08/21/20	USD	335.00	USD	291,369	1,417,350
VanEck Vectors Semiconductor ETF	1,600	08/21/20	USD	160.00	USD	24,448	748,000
Bank of America Corp.	1,879	09/18/20	USD	28.00	USD	4,463	98,648
Caesars Entertainment Corp.	4,795	09/18/20	USD	10.00	USD	5,816	1,081,273
Citigroup, Inc.	1,260	09/18/20	USD	65.00	USD	6,439	83,790
Consumer Discretionary Select Sector SPDR Fund	1,000	09/18/20	USD	135.00	USD	12,771	293,500
EURO STOXX 50 Index	881	09/18/20	EUR	3,400.00	EUR	28,492	731,960
EURO STOXX Bank Index	10,000	09/18/20	EUR	70.00	EUR	31,410	1,460,550

100	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020 Exchange-Traded Options Purchased (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Financial Select Sector SPDR Fund	13,027	09/18/20	USD	25.00	USD	30,144	$931,431
Intel Corp.	189	09/18/20	USD	75.00	USD	1,131	4,064
Invesco QQQ Trust, Series 1	1,000	09/18/20	USD	250.00	USD	24,760	1,112,500
iShares MSCI Brazil ETF	5,001	09/18/20	USD	37.00	USD	14,383	115,023
iShares MSCI EAFE ETF	850	09/18/20	USD	66.00	USD	5,174	44,200
iShares MSCI EAFE ETF	1,735	09/18/20	USD	68.00	USD	10,561	33,833
iShares Russell 2000 ETF	8,195	09/18/20	USD	160.00	USD	117,336	1,606,220
NXP Semiconductors NV	1,500	09/18/20	USD	150.00	USD	17,106	131,250
S&P 500 Index	96	09/18/20	USD	3,200.00	USD	29,763	783,360
S&P 500 Index	176	09/18/20	USD	3,400.00	USD	54,565	351,120
S&P 500 Index	181	09/18/20	USD	3,150.00	USD	56,115	1,954,800
SPDR S&P 500 ETF Trust	1,299	09/18/20	USD	290.00	USD	40,056	3,596,282
SPDR S&P 500 ETF Trust	2,200	09/18/20	USD	300.00	USD	67,839	4,472,600
SPDR S&P 500 ETF Trust	4,401	09/18/20	USD	325.00	USD	135,709	2,618,595
SPDR S&P 500 ETF Trust	12,703	09/18/20	USD	330.00	USD	391,710	5,341,612
VanEck Vectors Gold Miners ETF	1,000	09/18/20	USD	50.00	USD	3,668	30,500
Walt Disney Co. (The)	500	09/18/20	USD	150.00	USD	5,576	18,000
Walt Disney Co. (The)	1,250	09/18/20	USD	155.00	USD	13,939	41,250
Xilinx, Inc.	2,010	09/18/20	USD	120.00	USD	19,776	222,105
Zimmer Biomet Holdings, Inc.	150	09/18/20	USD	155.00	USD	1,790	9,000
Zimmer Biomet Holdings, Inc.	400	09/18/20	USD	150.00	USD	4,774	44,000
iShares MSCI Emerging Markets ETF	5,000	09/30/20	USD	42.00	USD	19,995	545,000
SPDR S&P 500 ETF Trust	800	09/30/20	USD	294.00	USD	24,669	2,035,200
Micron Technology, Inc.	250	10/16/20	USD	60.00	USD	1,288	57,375
Micron Technology, Inc.	500	10/16/20	USD	65.00	USD	2,576	63,750
Sabre Corp.	500	10/16/20	USD	15.00	USD	403	18,750
Wells Fargo & Co.	4,500	10/16/20	USD	35.00	USD	11,520	202,500
Western Digital Corp.	1,702	10/16/20	USD	70.00	USD	7,514	48,507
Xerox Holdings Corp.	2,000	10/16/20	USD	25.00	USD	3,058	37,000
Apple, Inc.	125	11/20/20	USD	450.00	USD	4,560	61,250
Freeport-McMoRan, Inc.	1,250	11/20/20	USD	15.00	USD	1,446	78,125
SPDR S&P 500 ETF Trust	3,500	11/20/20	USD	350.00	USD	107,926	929,250
Bank of America Corp.	8,701	12/18/20	USD	27.00	USD	20,665	1,270,346
EPR Properties	2,000	12/18/20	USD	50.00	USD	6,626	410,000
EURO STOXX 50 Index	490	12/18/20	EUR	3,300.00	EUR	15,847	996,707
JPMorgan Chase & Co.	2,001	12/18/20	USD	110.00	USD	18,821	770,385
S&P 500 Index	253	12/18/20	USD	3,500.00	USD	78,437	880,440
SPDR S&P 500 ETF Trust	4,500	12/18/20	USD	290.00	USD	138,762	15,230,250
SPDR S&P 500 ETF Trust	8,001	12/18/20	USD	300.00	USD	246,719	21,522,690
SPDR S&P 500 ETF Trust	2,499	12/31/20	USD	350.00	USD	77,059	903,389
Micron Technology, Inc.	3,000	01/15/21	USD	60.00	USD	15,456	1,230,000
VanEck Vectors Semiconductor ETF	3,300	01/15/21	USD	145.00	USD	50,424	6,616,500
Xerox Holdings Corp.	520	01/15/21	USD	30.00	USD	795	12,740
90-day Eurodollar December 2021 Futures	6,473	12/13/21	USD	99.75	USD	1,618,250	2,831,938
SPDR S&P 500 ETF Trust	4,001	12/17/21	USD	305.00	USD	123,375	13,849,462

							159,687,763

Put
SPDR S&P 500 ETF Trust	1,501	07/01/20	USD	295.00	USD	46,285	9,757
iShares iBoxx $ High Yield Corporate Bond ETF	750	07/02/20	USD	81.00	USD	6,122	34,875
iShares iBoxx $ High Yield Corporate Bond ETF	1,000	07/02/20	USD	81.50	USD	8,162	66,500
iShares Russell 2000 ETF	500	07/02/20	USD	130.00	USD	7,159	2,750
SPDR S&P 500 ETF Trust	350	07/02/20	USD	292.00	USD	10,793	5,775
SPDR S&P 500 ETF Trust	1,501	07/02/20	USD	295.00	USD	46,285	38,276
SPDR S&P 500 ETF Trust	18,352	07/02/20	USD	300.00	USD	565,902	1,110,296
U.S. Treasury 10 Year Note	3,372	07/02/20	USD	139.25	USD	337,200	895,688
Invesco QQQ Trust, Series 1	350	07/10/20	USD	225.00	USD	8,666	13,475
Carnival Corp.	1,000	07/17/20	USD	17.50	USD	1,642	225,000
CommScope Holding Co., Inc.	500	07/17/20	USD	9.00	USD	417	37,500
Goodyear Tire & Rubber Co. (The)	200	07/17/20	USD	6.00	USD	179	2,000
Invesco QQQ Trust, Series 1	375	07/17/20	USD	240.00	USD	9,285	117,375
iShares iBoxx $ High Yield Corporate Bond ETF	750	07/17/20	USD	82.00	USD	6,122	109,125
S&P 500 Index	98	07/17/20	USD	2,600.00	USD	30,383	37,240

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (unaudited) (continued) June 30, 2020 Exchange-Traded Options Purchased (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
S&P 500 Index	121	07/17/20	USD	3,100.00	USD	37,514	$819,775
S&P 500 Index	153	07/17/20	USD	2,950.00	USD	47,434	422,280
S&P 500 Index	235	07/17/20	USD	2,900.00	USD	72,857	477,050
SPDR S&P 500 ETF Trust	6,499	07/17/20	USD	305.00	USD	200,403	3,515,959
SPDR S&P Regional Banking ETF	504	07/17/20	USD	36.00	USD	1,935	47,376
Teva Pharmaceutical Industries Ltd.	1,160	07/17/20	USD	9.00	USD	1,430	7,540
VanEck Vectors JPMorgan EM Local Currency Bond ETF	4,000	07/17/20	USD	30.00	USD	12,296	100,000
VanEck Vectors Semiconductor ETF	534	07/17/20	USD	132.00	USD	8,160	14,685
Vornado Realty Trust	350	07/17/20	USD	30.00	USD	1,337	8,750
Western Digital Corp.	550	07/17/20	USD	35.00	USD	2,428	7,975
CBOE Volatility Index	7,613	07/22/20	USD	26.00	USD	23,166	989,690
SPDR S&P 500 ETF Trust	740	07/22/20	USD	290.00	USD	22,819	205,350
U.S. Treasury 30 Year Note	672	07/24/20	USD	174.00	USD	67,200	210,000
Industrial Select Sector SPDR Fund	154	07/31/20	USD	64.00	USD	1,058	39,886
SPDR S&P 500 ETF Trust	151	07/31/20	USD	290.00	USD	4,656	60,853
Avis Budget Group, Inc.	7,132	08/21/20	USD	8.00	USD	16,325	89,150
CommScope Holding Co., Inc.	310	08/21/20	USD	8.00	USD	258	25,575
Ford Motor Co.	850	08/21/20	USD	5.00	USD	517	17,850
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,974	08/21/20	USD	127.00	USD	26,550	69,090
Macy’s, Inc.	275	08/21/20	USD	5.00	USD	189	9,900
Macy’s, Inc.	475	08/21/20	USD	3.00	USD	327	2,850
Occidental Petroleum Corp.	750	08/21/20	USD	11.00	USD	1,373	19,500
Occidental Petroleum Corp.	1,138	08/21/20	USD	10.00	USD	2,083	23,898
Occidental Petroleum Corp.	2,000	08/21/20	USD	12.50	USD	3,660	91,000
SPDR S&P 500 ETF Trust.	4,000	08/21/20	USD	290.00	USD	123,344	2,610,000
Stamps.com, Inc.	201	08/21/20	USD	170.00	USD	3,692	365,820
U.S. Treasury 30 Year Note	426	08/21/20	USD	175.00	USD	42,600	472,594
Wayfair, Inc.	251	08/21/20	USD	160.00	USD	4,960	235,940
Etsy, Inc.	1,000	09/18/20	USD	70.00	USD	10,623	197,500
Invesco Senior Loan ETF	3,500	09/18/20	USD	20.00	USD	7,473	157,500
Southwest Airlines Co.	350	09/18/20	USD	20.00	USD	1,196	13,125
Southwest Airlines Co.	1,600	09/18/20	USD	15.00	USD	5,469	20,000
SPDR S&P Retail ETF	2,500	09/18/20	USD	42.00	USD	10,720	681,250
Air Canada	1,000	10/16/20	CAD	8.00	CAD	1,695	37,566
Allegiant Travel Co.	350	10/16/20	USD	50.00	USD	3,822	66,500
Chewy, Inc.	1,000	10/16/20	USD	45.00	USD	4,469	615,000
BJ’s Wholesale Club Holdings, Inc.	2,499	11/20/20	USD	30.00	USD	9,314	393,593
Southwest Airlines Co.	500	12/18/20	USD	15.00	USD	1,709	22,500
Southwest Airlines Co.	500	12/18/20	USD	12.50	USD	1,709	13,750
Air Canada	200	01/15/21	CAD	8.00	CAD	339	13,111
Delta Air Lines, Inc.	200	01/15/21	USD	5.00	USD	561	2,200

							15,899,563

							$175,587,326

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International plc	—	07/06/20	MXN	23.25	USD	37,647	$257,582
USD Currency	Bank of America NA	—	07/15/20	CLP	830.00	USD	30,023	276,654
EUR Currency	BNP Paribas SA	—	07/16/20	USD	1.14	EUR	225,000	590,883
USD Currency	Citibank NA	—	07/23/20	ZAR	18.00	USD	24,458	152,758
USD Currency	Citibank NA	—	07/23/20	ZAR	17.25	USD	24,458	512,245
USD Currency	Deutsche Bank AG	—	07/23/20	ZAR	19.00	USD	24,458	35,806
EUR Currency	Bank of America NA	—	07/30/20	USD	1.13	EUR	44,524	254,115
USD Currency	Goldman Sachs International	—	07/30/20	CNH	7.25	USD	67,852	47,536
SoftBank Group Corp.	BNP Paribas SA	1,408	07/31/20	JPY	5,750.00	JPY	7,674	181,923
USD Currency	Bank of America NA	—	08/07/20	TRY	7.00	USD	20,593	224,641
EUR Currency	Deutsche Bank AG	—	08/13/20	USD	1.17	EUR	165,840	192,127
USD Currency	HSBC Bank plc	—	08/19/20	CNH	7.29	USD	52,415	65,293

102	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020 OTC Options Purchased (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
EUR Currency	Bank of America NA	—	08/31/20	USD	1.14	EUR	52,410	$339,825
EUR Currency	Bank of America NA	—	08/31/20	USD	1.16	EUR	52,410	141,170
EUR Currency	Citibank NA	—	08/31/20	USD	1.11	EUR	52,410	1,063,705
EUR Currency	Bank of America NA	—	09/02/20	USD	1.12	EUR	125,860	2,012,940
EUR Currency	BNP Paribas SA	—	09/04/20	USD	1.13	EUR	52,000	710,480
USD Currency	Bank of America NA	—	09/04/20	TWD	30.25	USD	101,778	100,766
EUR Currency	JPMorgan Chase Bank NA	—	09/17/20	USD	1.14	EUR	150,000	1,622,975
Apple, Inc.	Morgan Stanley & Co. International plc	100,000	09/18/20	USD	320.00	USD	36,480	5,191,352
GBP Currency	Citibank NA	—	09/22/20	USD	1.30	GBP	286,450	1,274,264
EUR Currency	Bank of America NA	—	09/25/20	USD	1.14	EUR	175,000	2,042,786
GBP Currency	Deutsche Bank AG	—	09/25/20	USD	1.30	GBP	189,380	879,058
USD Currency	Bank of America NA	—	09/29/20	JPY	107.00	USD	23,066	398,378
USD Currency	JPMorgan Chase Bank NA	—	09/29/20	JPY	107.00	USD	10,485	181,087
AUD Currency	BNP Paribas SA	—	10/06/20	USD	0.61	AUD	13,435	1,109,050
USD Currency	Bank of America NA	—	10/06/20	JPY	108.45	USD	10,438	106,847
USD Currency	JPMorgan Chase Bank NA	—	11/03/20	TWD	30.00	USD	44,794	142,432
USD Currency	Bank of America NA	—	11/11/20	TWD	30.90	USD	18,500	24,391
USD Currency	Standard Chartered Bank	—	11/11/20	TWD	30.90	USD	37,000	48,782
USD Currency	JPMorgan Chase Bank NA	—	11/16/20	CNH	7.20	USD	14,800	124,817
SPDR S&P 500 ETF Trust	Morgan Stanley & Co. International plc	900,000	06/18/21	USD	360.00	USD	277,524	4,593,861

								24,900,529

Put
USD Currency	Bank of America NA	—	07/02/20	BRL	5.00	USD	36,686	316
USD Currency	Bank of America NA	—	07/02/20	KRW	1,220.00	USD	42,801	719,871
USD Currency	Citibank NA	—	07/02/20	RUB	78.00	USD	117,178	11,105,143
USD Currency	HSBC Bank plc	—	07/02/20	BRL	5.00	USD	56,471	486
USD Currency	Morgan Stanley & Co. International plc	—	07/02/20	MXN	21.80	USD	37,647	450
USD Currency	Bank of America NA	—	07/03/20	CNH	6.90	USD	100,067	33
USD Currency	BNP Paribas SA	—	07/03/20	CNH	6.90	USD	54,590	18
USD Currency	Bank of America NA	—	07/09/20	KRW	1,170.00	USD	61,144	12,903
GBP Currency	Deutsche Bank AG	—	07/10/20	USD	1.22	GBP	39,281	67,389
USD Currency	Deutsche Bank AG	—	07/10/20	NOK	9.22	USD	44,787	16,660
USD Currency	Deutsche Bank AG	—	07/10/20	NOK	9.52	USD	44,787	185,239
USD Currency	JPMorgan Chase Bank NA	—	07/10/20	NOK	9.82	USD	44,787	1,013,189
AUD Currency	Bank of America NA	—	07/15/20	USD	0.67	AUD	52,123	60,174
AUD Currency	JPMorgan Chase Bank NA	—	07/16/20	USD	0.68	AUD	129,560	247,526
USD Currency	JPMorgan Chase Bank NA	—	07/16/20	KRW	1,200.00	USD	50,158	336,418
USD Currency	Morgan Stanley & Co. International plc	—	07/20/20	BRL	5.20	USD	25,172	236,152
USD Currency	BNP Paribas SA	—	07/21/20	CNH	6.85	USD	50,535	3,768
USD Currency	Standard Chartered Bank	—	07/21/20	JPY	106.00	USD	63,002	73,942
USD Currency	Royal Bank of Canada	—	07/22/20	CAD	1.35	USD	22,588	91,200
EUR Currency	Bank of America NA	—	07/23/20	USD	1.12	EUR	40,502	164,952
USD Currency	HSBC Bank plc	—	07/27/20	MXN	22.60	USD	37,852	424,846
USD Currency	Bank of America NA	—	08/05/20	ZAR	16.90	USD	51,975	416,793
USD Currency	Bank of America NA	—	08/06/20	MXN	24.00	USD	23,882	1,194,240
NZD Currency	JPMorgan Chase Bank NA	—	08/14/20	USD	0.60	NZD	30,157	25,530
NZD Currency	JPMorgan Chase Bank NA	—	09/10/20	JPY	68.00	NZD	67,000	549,795
USD Currency	Goldman Sachs International	—	09/10/20	MXN	21.40	USD	18,959	80,253
USD Currency	JPMorgan Chase Bank NA	—	09/10/20	TRY	6.50	USD	86,415	130,223
USD Currency	Morgan Stanley & Co. International plc	—	09/10/20	MXN	21.40	USD	18,959	80,253
AUD Currency	Bank of America NA	—	09/23/20	USD	0.67	AUD	56,471	435,804
USD Currency	Bank of America NA	—	09/29/20	JPY	107.00	USD	23,066	224,344
USD Currency	JPMorgan Chase Bank NA	—	09/29/20	JPY	107.00	USD	10,485	101,981
AUD Currency	BNP Paribas SA	—	10/06/20	USD	0.61	AUD	13,435	20,738
USD Currency	Bank of America NA	—	10/06/20	JPY	108.45	USD	10,438	169,540
USD Currency	Bank of America NA	—	10/09/20	MXN	23.80	USD	29,946	1,451,864

								19,642,033

								$44,542,562

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Price	Notional Amount (000) (a)	Value
Description	Rate/Reference	Frequency	Rate/Reference	Frequency
Call
Bought Protection on
5-Year Credit Default Swap	5.00%	Quarterly	CDX.NA.HY.34.V4	Quarterly	Goldman Sachs International	07/15/20	USD 105.00	USD 10,000	$3,003
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	ITRAXX.EUR. CROSSOVER.33. V1	Quarterly	BNP Paribas SA	07/15/20	EUR 300.00	EUR 67,000	30,664
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	ITRAXX.EUR. CROSSOVER.33. V1	Quarterly	BNP Paribas SA	07/15/20	EUR 350.00	EUR 67,700	280,175

									313,842

Put

Bought Protection on 5-Year Credit Default Swap	1.00	Quarterly	ITRAXX.EUR. MAIN.33.V1	Quarterly	BNP Paribas SA	07/15/20	EUR 67.50	EUR 178,700	382,630
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	CDX.NA.HY.34.V5	Quarterly	Bank of America NA	07/15/20	USD 99.00	USD 11,000	166,683
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	CDX.NA.HY.34.V5	Quarterly	BNP Paribas SA	07/15/20	USD 99.00	USD 11,000	166,683
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	CDX.NA.HY.34.V5	Quarterly	Goldman Sachs International	07/15/20	USD 100.00	USD 11,275	231,541
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	ITRAXX.EUR. CROSSOVER.33. V1	Quarterly	Bank of America NA	07/15/20	EUR 400.00	EUR 67,000	604,377
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	ITRAXX.EUR. CROSSOVER.33. V1	Quarterly	BNP Paribas SA	07/15/20	EUR 400.00	EUR 44,800	404,121
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	ITRAXX.EUR. CROSSOVER.33. V1	Quarterly	BNP Paribas SA	07/15/20	EUR 400.00	EUR 44,600	402,317
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	ITRAXX.EUR. CROSSOVER.33. V1	Quarterly	BNP Paribas SA	07/15/20	EUR 425.00	EUR 44,900	251,596
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	ITRAXX.EUR. CROSSOVER.33. V1	Quarterly	Bank of America NA	07/15/20	EUR 500.00	EUR 64,800	106,121
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	ITRAXX.EUR. CROSSOVER.33. V1	Quarterly	BNP Paribas SA	07/15/20	EUR 500.00	EUR 36,200	59,284
Bought Protection on 5-Year Credit Default Swap	5.00	Quarterly	ITRAXX.EUR. CROSSOVER.33. V1	Quarterly	Goldman Sachs International	07/15/20	EUR 600.00	EUR 67,800	46,792

									2,822,145

									$3,135,987

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate		Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency	Counterparty
Call
2-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.25%	Semi-Annual	Bank of America NA	08/10/20	1.25%	USD	380,645	$7,905,300

104	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate		Amount (000)	Value
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.08%	Semi-Annual	Bank of America NA	08/13/20	1.08%	USD	200,553	$8,662,602
15-Year Interest Rate Swap(a)	6 month JPY LIBOR	Semi-Annual	0.66%	Semi-Annual	Barclays Bank plc	09/14/20	0.66	JPY	2,207,000	1,563,960
15-Year Interest Rate Swap(a)	6 month JPY LIBOR	Semi-Annual	0.66%	Semi-Annual	Morgan Stanley & Co. International plc	09/14/20	0.66	JPY	2,207,000	1,563,960
2-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.20%	Semi-Annual	Barclays Bank plc	09/23/20	1.20	USD	575,880	11,479,701
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.93%	Semi-Annual	Morgan Stanley & Co. International plc	10/21/20	0.93	USD	218,360	10,948,599
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.83%	Semi-Annual	Deutsche Bank AG	11/23/20	0.83	USD	14,810	644,734
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.85%	Semi-Annual	Goldman Sachs International	12/18/20	0.85	USD	179,093	9,778,267
20-Year Interest Rate Swap(a)	6 month JPY LIBOR	Semi-Annual	0.78%	Semi-Annual	JPMorgan Chase Bank NA	04/16/21	0.78	JPY	1,644,400	1,630,271
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.00%	Semi-Annual	JPMorgan Chase Bank NA	06/04/21	1.00	USD	148,031	13,280,666
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.00%	Semi-Annual	BNP Paribas SA	06/11/21	1.00	USD	48,271	4,357,960
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.46%	Semi-Annual	Citibank NA	08/16/21	1.46	USD	58,095	4,546,874
1-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.39%	Semi-Annual	Bank of America NA	05/22/23	0.39	USD	166,240	560,297
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	2.98%	Semi-Annual	Barclays Bank plc	03/07/24	2.98	USD	104,172	20,889,084
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	2.95%	Semi-Annual	Barclays Bank plc	03/12/24	2.95	USD	104,170	20,615,820
1-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.77%	Semi-Annual	JPMorgan Chase Bank NA	11/05/24	1.77	USD	320,825	4,069,357
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.49%	Semi-Annual	Citibank NA	02/25/25	1.49	USD	34,430	2,768,908
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.89%	Semi-Annual	Deutsche Bank AG	04/30/25	0.89	USD	19,540	935,714
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.28%	Semi-Annual	Goldman Sachs Bank USA	06/04/25	1.28	USD	14,340	979,226
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.43%	Semi-Annual	UBS AG	06/05/25	1.43	USD	14,340	1,102,913
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	3.18%	Semi-Annual	JPMorgan Chase Bank NA	05/02/28	3.18	USD	68,266	14,129,508
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	3.05%	Semi-Annual	Citibank NA	06/27/28	3.05	USD	70,870	13,912,264
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	3.04%	Semi-Annual	Nomura International plc	01/10/29	3.04	USD	31,100	6,077,875
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	3.04%	Semi-Annual	Morgan Stanley & Co. International plc	01/11/29	3.04	USD	31,050	6,062,453
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	3.08%	Semi-Annual	Barclays Bank plc	01/29/29	3.08	USD	31,350	6,235,960
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	2.99%	Semi-Annual	JPMorgan Chase Bank NA	04/27/38	2.99	USD	14,735	2,922,701
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	2.86%	Semi-Annual	JPMorgan Chase Bank NA	02/22/39	2.86	USD	13,826	2,631,210

										180,256,184

Put
10-Year Interest Rate Swap	2.35%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	07/13/20	2.35	USD	116,968	12
30-Year Interest Rate Swap(a)	1.04%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	07/31/20	1.04	USD	59,309	789,448
10-Year Interest Rate Swap(a)	1.80%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	08/11/20	1.80	USD	368,058	1,542
10-Year Interest Rate Swap(a)	2.08%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	08/13/20	2.08	USD	200,553	287
30-Year Interest Rate Swap(a)	1.35%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	09/04/20	1.35	USD	14,060	91,650
15-Year Interest Rate Swap(a)	0.66%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	Barclays Bank plc	09/14/20	0.66	JPY	2,207,000	281
15-Year Interest Rate Swap(a)	0.66%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	Morgan Stanley & Co. International plc	09/14/20	0.66	JPY	2,207,000	281
10-Year Interest Rate Swap(a)	0.75%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	10/02/20	0.75	USD	99,506	928,777
30-Year Interest Rate Swap(a)	0.83%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	11/23/20	0.83	USD	14,810	1,036,707
10-Year Interest Rate Swap(a)	1.05%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	12/03/20	1.05	USD	516,335	2,869,965
10-Year Interest Rate Swap(a)	1.05%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	12/16/20	1.05	USD	188,945	1,157,186
10-Year Interest Rate Swap(a)	1.00%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	12/17/20	1.00	USD	235,297	1,691,287
20-Year Interest Rate Swap(a)	0.78%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	JPMorgan Chase Bank NA	04/16/21	0.78	JPY	1,644,400	14,205
30-Year Interest Rate Swap(a)	3.80%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	06/07/21	3.80	USD	116,110	70,642
10-Year Interest Rate Swap(a)	1.46%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	08/16/21	1.46	USD	58,095	416,170

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate		Notional Amount (000)
Description	Rate	Frequency	Rate	Frequency	Counterparty					Value
15-Year Interest Rate Swap(a)	3.25%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/03/22	3.25%	USD	118,060	$218,877
30-Year Interest Rate Swap(a)	2.85%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	05/09/22	2.85	USD	69,120	549,753
10-Year Interest Rate Swap(a)	2.25%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	08/02/22	2.25	USD	56,530	281,866
10-Year Interest Rate Swap(a)	2.25%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	08/08/22	2.25	USD	57,125	289,188
10-Year Interest Rate Swap(a)	2.98%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	03/07/24	2.98	USD	104,172	610,896
10-Year Interest Rate Swap(a)	2.95%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	03/12/24	2.95	USD	104,170	632,677
10-Year Interest Rate Swap(a)	2.50%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/13/24	2.50	USD	110,550	1,208,352
10-Year Interest Rate Swap(a)	2.50%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/20/24	2.50	USD	110,550	1,217,160
1-Year Interest Rate Swap(a)	1.77%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	11/05/24	1.77	USD	320,825	426,611
10-Year Interest Rate Swap(a)	1.49%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/25/25	1.49	USD	34,430	1,245,554
10-Year Interest Rate Swap(a)	0.89%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	04/30/25	0.89	USD	19,540	1,218,367
					Goldman Sachs Bank
10-Year Interest Rate Swap(a)	1.28%	Semi-Annual	3 month LIBOR	Quarterly	USA	06/04/25	1.28	USD	14,340	654,277
10-Year Interest Rate Swap(a)	1.43%	Semi-Annual	3 month LIBOR	Quarterly	UBS AG	06/05/25	1.43	USD	14,340	577,139
20-Year Interest Rate Swap(a)	3.00%	Annual	6 month EURIBOR	Semi-Annual	UBS AG	01/18/28	3.00	EUR	35,585	408,640
10-Year Interest Rate Swap(a)	3.18%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	05/02/28	3.18	USD	68,266	1,055,735
10-Year Interest Rate Swap(a)	3.04%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	01/10/29	3.04	USD	31,100	589,826
10-Year Interest Rate Swap(a)	3.04%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	01/11/29	3.04	USD	31,050	590,777
10-Year Interest Rate Swap(a)	3.08%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	01/29/29	3.08	USD	31,350	580,907
10-Year Interest Rate Swap(a)	2.99%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	04/27/38	2.99	USD	14,735	479,998
10-Year Interest Rate Swap(a)	2.86%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	02/22/39	2.86	USD	13,826	483,238

										22,388,278

										$202,644,462

(a)	Forward settling swaption.

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5Y-30Y CMS Index Cap	0.30%	Citibank NA	02/14/22	USD 1,066,525	$3,966,993	$1,876,804	$2,090,189

Interest Rate Floors Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5Y-30Y CMS Index Floor	0.35%	Nomura International plc	07/08/20	USD 557,780	$56	$502,002	$(501,946)

106	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Barrier Options Written

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
EUR Currency	One-Touch	UBS AG	09/10/20	NOK	10.50	NOK	10.50	EUR	376	$(318,821)
EUR Currency	One-Touch	UBS AG	09/10/20	NOK	10.50	NOK	10.50	EUR	250	(211,981)
USD Currency	One-Touch	Credit Suisse International	10/21/20	CAD	1.41	CAD	1.41	USD	1,043	(367,044)

										(897,846)

Put
NZD Currency	Down and In	JPMorgan Chase Bank NA	09/10/20	JPY	65.00	JPY	63.50	NZD	83,750	(275,323)

										$(1,173,169)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	1,140	07/02/20	USD	324.00	USD	35,153	$(5,130)
SPDR S&P 500 ETF Trust	2,278	07/10/20	USD	322.00	USD	70,244	(123,012)
Intel Corp.	500	07/17/20	USD	72.50	USD	2,992	(1,250)
iShares 20+ Year Treasury Bond ETF	5,000	07/17/20	USD	185.00	USD	81,965	(37,500)
SPDR S&P 500 ETF Trust	760	07/17/20	USD	322.00	USD	23,435	(89,680)
SPDR S&P 500 ETF Trust	1,138	07/17/20	USD	314.00	USD	35,091	(414,232)
SPDR S&P 500 ETF Trust	1,500	07/17/20	USD	281.00	USD	46,254	(4,299,750)
STOXX Europe 600 Banks Index	2,729	07/17/20	EUR	110.00	EUR	12,841	(68,986)
STOXX Europe 600 Banks Index	2,729	07/17/20	EUR	105.00	EUR	12,841	(84,316)
U.S. Treasury 10 Year Note	448	07/17/20	USD	139.25	USD	44,800	(175,000)
CBOE Volatility Index	741	07/22/20	USD	30.00	USD	2,255	(318,630)
CBOE Volatility Index	2,278	07/22/20	USD	37.50	USD	6,932	(506,855)
Amazon.com, Inc.	798	08/21/20	USD	2,800.00	USD	220,154	(10,469,760)
DR Horton, Inc.	368	08/21/20	USD	65.00	USD	2,041	(28,152)
eBay, Inc.	455	08/21/20	USD	50.00	USD	2,386	(197,925)
Home Depot, Inc. (The)	349	08/21/20	USD	220.00	USD	8,743	(1,187,473)
Humana, Inc.	49	08/21/20	USD	465.00	USD	1,900	(6,125)
Invesco QQQ Trust, Series 1	2,999	08/21/20	USD	275.00	USD	74,255	(253,416)
Invesco QQQ Trust, Series 1	4,798	08/21/20	USD	270.00	USD	118,798	(714,902)
iShares Russell 2000 ETF	5,000	08/21/20	USD	155.00	USD	71,590	(1,092,500)
Lennar Corp.	335	08/21/20	USD	72.50	USD	2,064	(36,683)
Marvell Technology Group Ltd.	666	08/21/20	USD	35.00	USD	2,335	(149,517)
Mastercard, Inc.	65	08/21/20	USD	350.00	USD	1,922	(5,850)
Microsoft Corp.	500	08/21/20	USD	260.00	USD	10,176	(12,000)
Northrop Grumman Corp.	60	08/21/20	USD	370.00	USD	1,845	(6,300)
ServiceNow, Inc.	51	08/21/20	USD	480.00	USD	2,066	(25,500)
Starbucks Corp.	251	08/21/20	USD	92.50	USD	1,847	(5,020)
VanEck Vectors Semiconductor ETF	3,200	08/21/20	USD	170.00	USD	48,896	(574,400)
Alphabet, Inc.	14	09/18/20	USD	1,640.00	USD	1,979	(13,930)
Amazon.com, Inc.	8	09/18/20	USD	2,960.00	USD	2,207	(78,700)
Capital One Financial Corp.	314	09/18/20	USD	82.50	USD	1,965	(30,458)
Charter Communications, Inc.	38	09/18/20	USD	605.00	USD	1,938	(7,600)
Citigroup, Inc.	428	09/18/20	USD	60.00	USD	2,187	(56,496)
EURO STOXX 50 Index	881	09/18/20	EUR	3,550.00	EUR	28,492	(290,507)
EURO STOXX Bank Index	19,999	09/18/20	EUR	80.00	EUR	62,817	(814,497)
Facebook, Inc.	83	09/18/20	USD	275.00	USD	1,885	(21,414)
Home Depot, Inc. (The)	81	09/18/20	USD	280.00	USD	2,029	(25,353)
Invesco QQQ Trust, Series 1	1,899	09/18/20	USD	226.00	USD	47,019	(5,267,826)
Johnson & Johnson	131	09/18/20	USD	165.00	USD	1,842	(5,502)
Morgan Stanley	481	09/18/20	USD	50.00	USD	2,323	(143,098)
NVIDIA Corp.	55	09/18/20	USD	460.00	USD	2,090	(43,863)
PayPal Holdings, Inc.	130	09/18/20	USD	180.00	USD	2,265	(130,325)
S&P 500 Index	181	09/18/20	USD	3,300.00	USD	56,115	(764,725)
S&P 500 Index	272	09/18/20	USD	3,500.00	USD	84,328	(273,360)
STMicroelectronics NV	1,201	09/18/20	EUR	29.00	EUR	2,906	(62,744)
Uber Technologies, Inc.	564	09/18/20	USD	46.00	USD	1,753	(18,330)
UnitedHealth Group, Inc.	68	09/18/20	USD	340.00	USD	2,006	(19,142)

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
US Bancorp	586	09/18/20	USD	42.50	USD	2,158	$(59,772)
Xilinx, Inc.	222	09/18/20	USD	110.00	USD	2,184	(59,829)
iShares MSCI Emerging Markets ETF	2,500	09/30/20	USD	46.00	USD	9,998	(40,000)
iShares MSCI Emerging Markets ETF	5,000	09/30/20	USD	44.00	USD	19,995	(225,000)
SPDR S&P 500 ETF Trust	374	09/30/20	USD	286.00	USD	11,533	(1,176,791)
SPDR S&P 500 ETF Trust	1,120	09/30/20	USD	248.00	USD	34,536	(7,131,040)
SPDR S&P 500 ETF Trust	1,499	09/30/20	USD	253.00	USD	46,223	(8,870,333)
SPDR S&P 500 ETF Trust	2,497	09/30/20	USD	230.00	USD	76,997	(20,058,401)
Adobe, Inc.	51	10/16/20	USD	470.00	USD	2,220	(92,948)
Applied Materials, Inc.	349	10/16/20	USD	72.50	USD	2,110	(51,652)
SPDR S&P 500 ETF Trust	2,003	10/16/20	USD	295.00	USD	61,765	(5,204,796)
Western Digital Corp.	459	10/16/20	USD	57.50	USD	2,026	(62,654)
SPDR S&P 500 ETF Trust	227	11/20/20	USD	286.00	USD	7,000	(804,829)
EURO STOXX 50 Index	490	12/18/20	EUR	3,550.00	EUR	15,847	(419,492)
S&P 500 Index	253	12/18/20	USD	3,600.00	USD	78,437	(497,145)
Micron Technology, Inc.	3,000	01/15/21	USD	70.00	USD	15,456	(547,500)
90-day Eurodollar December 2021 Futures	3,236	12/13/21	USD	99.38	USD	809,000	(3,842,750)

							(78,102,666)

Put
SPDR S&P 500 ETF Trust	5,001	07/01/20	USD	310.00	USD	154,211	(1,237,748)
iShares iBoxx $ High Yield Corporate Bond ETF	1,500	07/02/20	USD	78.00	USD	12,243	(18,750)
iShares iBoxx $ High Yield Corporate Bond ETF	2,000	07/02/20	USD	79.00	USD	16,324	(31,000)
iShares Russell 2000 ETF	500	07/02/20	USD	120.00	USD	7,159	(500)
SPDR S&P 500 ETF Trust	350	07/02/20	USD	282.00	USD	10,793	(2,625)
SPDR S&P 500 ETF Trust	350	07/02/20	USD	280.00	USD	10,793	(1,925)
SPDR S&P 500 ETF Trust	1,140	07/02/20	USD	299.00	USD	35,153	(57,570)
Invesco QQQ Trust, Series 1	350	07/10/20	USD	210.00	USD	8,666	(4,550)
SPDR S&P 500 ETF Trust	2,278	07/10/20	USD	297.00	USD	70,244	(453,322)
SPDR S&P 500 ETF Trust	9,999	07/10/20	USD	290.00	USD	308,329	(1,094,891)
Financial Select Sector SPDR Fund	10,000	07/17/20	USD	19.00	USD	23,140	(40,000)
iShares iBoxx $ High Yield Corporate Bond ETF	750	07/17/20	USD	78.00	USD	6,122	(22,875)
iShares Russell 2000 ETF	500	07/17/20	USD	115.00	USD	7,159	(8,000)
iShares Russell 2000 ETF	3,502	07/17/20	USD	125.00	USD	50,142	(199,614)
S&P 500 Index	98	07/17/20	USD	2,400.00	USD	30,383	(20,090)
S&P 500 Index	121	07/17/20	USD	3,000.00	USD	37,514	(451,935)
S&P 500 Index	153	07/17/20	USD	2,850.00	USD	47,434	(222,615)
S&P 500 Index	235	07/17/20	USD	2,750.00	USD	72,857	(184,475)
SPDR S&P 500 ETF Trust	300	07/17/20	USD	295.00	USD	9,251	(90,300)
SPDR S&P 500 ETF Trust	760	07/17/20	USD	306.00	USD	23,435	(435,860)
SPDR S&P 500 ETF Trust	1,138	07/17/20	USD	289.00	USD	35,091	(236,704)
SPDR S&P 500 ETF Trust	1,500	07/17/20	USD	281.00	USD	46,254	(187,500)
SPDR S&P 500 ETF Trust	2,500	07/17/20	USD	280.00	USD	77,090	(295,000)
SPDR S&P 500 ETF Trust	6,001	07/17/20	USD	285.00	USD	185,047	(969,162)
SPDR S&P 500 ETF Trust	6,787	07/17/20	USD	265.00	USD	209,284	(349,531)
SPDR S&P Regional Banking ETF	504	07/17/20	USD	31.00	USD	1,935	(14,112)
U.S. Treasury 10 Year Note	448	07/17/20	USD	137.75	USD	44,800	(35,000)
VanEck Vectors Semiconductor ETF	534	07/17/20	USD	120.00	USD	8,160	(4,806)
CBOE Volatility Index	11,419	07/22/20	USD	23.00	USD	34,748	(428,213)
SPDR S&P 500 ETF Trust	987	07/22/20	USD	270.00	USD	30,435	(90,804)
U.S. Treasury 30 Year Note	339	07/24/20	USD	170.00	USD	33,900	(31,781)
SPDR S&P 500 ETF Trust	100	07/31/20	USD	275.00	USD	3,084	(20,150)
SPDR S&P 500 ETF Trust	189	07/31/20	USD	265.00	USD	5,828	(23,814)
Financial Select Sector SPDR Fund	13,027	08/21/20	USD	21.00	USD	30,144	(762,080)
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,974	08/21/20	USD	124.00	USD	26,550	(44,415)
iShares Russell 2000 ETF	5,000	08/21/20	USD	115.00	USD	71,590	(657,500)
SPDR S&P 500 ETF Trust	1,201	08/21/20	USD	265.00	USD	37,034	(329,074)
SPDR S&P 500 ETF Trust	2,499	08/21/20	USD	255.00	USD	77,059	(476,060)
SPDR S&P 500 ETF Trust	4,000	08/21/20	USD	245.00	USD	123,344	(536,000)
SPDR S&P 500 ETF Trust	5,502	08/21/20	USD	280.00	USD	169,660	(2,563,932)
Stamps.com, Inc.	201	08/21/20	USD	120.00	USD	3,692	(80,400)
Wayfair, Inc.	251	08/21/20	USD	120.00	USD	4,960	(57,730)
Bank of America Corp.	3,000	09/18/20	USD	20.00	USD	7,125	(219,000)
Etsy, Inc.	1,000	09/18/20	USD	60.00	USD	10,623	(97,500)

108	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Invesco Senior Loan ETF	1,250	09/18/20	USD	17.00	USD	2,669	$(21,875)
SPDR S&P 500 ETF Trust	100	09/18/20	USD	270.00	USD	3,084	(55,850)
SPDR S&P 500 ETF Trust	300	09/18/20	USD	280.00	USD	9,251	(220,800)
SPDR S&P 500 ETF Trust	1,201	09/18/20	USD	265.00	USD	37,034	(580,684)
SPDR S&P 500 ETF Trust	1,500	09/18/20	USD	285.00	USD	46,254	(1,262,250)
SPDR S&P 500 ETF Trust	3,499	09/18/20	USD	275.00	USD	107,895	(2,246,358)
SPDR S&P 500 ETF Trust	7,505	09/18/20	USD	250.00	USD	231,424	(2,315,293)
SPDR S&P Retail ETF	2,500	09/18/20	USD	37.00	USD	10,720	(301,250)
SPDR S&P 500 ETF Trust	374	09/30/20	USD	286.00	USD	11,533	(360,162)
SPDR S&P 500 ETF Trust	1,120	09/30/20	USD	248.00	USD	34,536	(386,960)
SPDR S&P 500 ETF Trust	1,499	09/30/20	USD	253.00	USD	46,223	(598,851)
SPDR S&P 500 ETF Trust	2,497	09/30/20	USD	230.00	USD	76,997	(509,388)
Chewy, Inc.	1,000	10/16/20	USD	35.00	USD	4,469	(215,000)
SPDR S&P 500 ETF Trust	2,003	10/16/20	USD	295.00	USD	61,765	(2,677,010)
BJ’s Wholesale Club Holdings, Inc.	2,499	11/20/20	USD	25.00	USD	9,314	(187,425)
SPDR S&P 500 ETF Trust	227	11/20/20	USD	286.00	USD	7,000	(317,687)
SPDR S&P 500 ETF Trust	3,500	11/20/20	USD	220.00	USD	107,926	(1,130,500)
SPDR S&P 500 ETF Trust	2,499	12/31/20	USD	250.00	USD	77,059	(2,107,907)

							(28,584,163)

							$(106,686,829)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Bank of America NA	—	07/02/20	USD	1.14	EUR	37,793	$(1,159)
USD Currency	Bank of America NA	—	07/02/20	KRW	1,240.00	USD	42,801	(51)
USD Currency	BNP Paribas SA	—	07/02/20	BRL	5.35	USD	30,572	(605,825)
USD Currency	HSBC Bank plc	—	07/02/20	BRL	5.35	USD	7,529	(149,197)
USD Currency	Morgan Stanley & Co. International plc	—	07/06/20	MXN	23.75	USD	67,765	(160,056)
AUD Currency	JPMorgan Chase Bank NA	—	07/09/20	JPY	71.00	AUD	18,486	(600,840)
USD Currency	Bank of America NA	—	07/09/20	MXN	25.00	USD	8,984	(5,971)
USD Currency	Bank of America NA	—	07/15/20	CLP	855.00	USD	30,023	(98,865)
EUR Currency	BNP Paribas SA	—	07/16/20	USD	1.16	EUR	225,000	(100,235)
Western Digital Corp.	Bank of America NA	105,014	07/17/20	USD	47.50	USD	4,636	(82,436)
USD Currency	BNP Paribas SA	—	07/22/20	CAD	1.36	USD	45,177	(294,559)
USD Currency	Citibank NA	—	07/23/20	ZAR	19.00	USD	24,458	(35,806)
USD Currency	Citibank NA	—	07/23/20	ZAR	18.00	USD	48,915	(305,510)
USD Currency	HSBC Bank plc	—	07/27/20	MXN	24.00	USD	37,852	(320,833)
EUR Currency	Bank of America NA	—	07/30/20	USD	1.15	EUR	44,524	(96,894)
USD Currency	Goldman Sachs International	—	07/30/20	CNH	7.45	USD	105,547	(14,505)
USD Currency	Bank of America NA	—	08/06/20	MXN	25.50	USD	8,956	(33,614)
USD Currency	HSBC Bank plc	—	08/19/20	CNH	7.50	USD	52,415	(18,854)
USD Currency	Bank of America NA	—	08/24/20	TWD	30.25	USD	45,950	(34,304)
EUR Currency	Bank of America NA	—	08/31/20	USD	1.19	EUR	52,410	(37,756)
EUR Currency	Bank of America NA	—	08/31/20	USD	1.11	EUR	52,410	(1,063,705)
EUR Currency	Citibank NA	—	08/31/20	USD	1.16	EUR	52,410	(141,170)
EUR Currency	Bank of America NA	—	09/02/20	USD	1.17	EUR	125,860	(258,076)
EUR Currency	BNP Paribas SA	—	09/04/20	USD	1.18	EUR	52,000	(91,723)
USD Currency	Bank of America NA	—	09/04/20	TWD	31.00	USD	113,086	(38,255)
EUR Currency	JPMorgan Chase Bank NA	—	09/17/20	USD	1.16	EUR	150,000	(775,259)
Apple, Inc.	Morgan Stanley & Co. International plc	150,000	09/18/20	USD	370.00	USD	54,720	(2,830,097)
AUD Currency	Bank of America NA	—	09/23/20	USD	0.72	AUD	22,588	(86,143)
EUR Currency	Bank of America NA	—	09/25/20	USD	1.16	EUR	175,000	(1,015,344)
USD Currency	JPMorgan Chase Bank NA	—	09/29/20	JPY	107.00	USD	33,551	(579,456)
AUD Currency	JPMorgan Chase Bank NA	—	10/06/20	USD	0.61	AUD	13,435	(1,109,050)
USD Currency	JPMorgan Chase Bank NA	—	10/06/20	JPY	108.45	USD	10,438	(106,848)
USD Currency	JPMorgan Chase Bank NA	—	11/16/20	CNH	7.60	USD	14,800	(30,659)

								(11,123,055)

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
USD Currency	Morgan Stanley & Co. International plc	—	07/01/20	MXN	22.50	USD	37,647	$(8,444)
USD Currency	Morgan Stanley & Co. International plc	—	07/01/20	MXN	22.80	USD	18,824	(36,054)
EUR Currency	Bank of America NA	—	07/02/20	USD	1.13	EUR	26,353	(180,926)
USD Currency	Citibank NA	—	07/02/20	RUB	75.00	USD	117,178	(6,169,982)
USD Currency	HSBC Bank plc	—	07/02/20	BRL	4.85	USD	75,294	(17)
USD Currency	Morgan Stanley & Co. International plc	—	07/02/20	MXN	21.40	USD	75,294	(47)
USD Currency	BNP Paribas SA	—	07/03/20	CNH	6.90	USD	100,067	(33)
USD Currency	JPMorgan Chase Bank NA	—	07/03/20	CNH	6.90	USD	54,590	(18)
GBP Currency	Deutsche Bank AG	—	07/10/20	USD	1.19	GBP	39,281	(7,559)
USD Currency	Deutsche Bank AG	—	07/10/20	NOK	9.82	USD	44,787	(1,013,189)
USD Currency	JPMorgan Chase Bank NA	—	07/10/20	NOK	9.22	USD	44,787	(16,660)
USD Currency	JPMorgan Chase Bank NA	—	07/10/20	NOK	9.52	USD	44,787	(185,239)
AUD Currency	Bank of America NA	—	07/15/20	USD	0.63	AUD	52,123	(3,126)
AUD Currency	Bank of America NA	—	07/15/20	USD	0.65	AUD	52,123	(12,533)
USD Currency	Bank of America NA	—	07/15/20	CLP	795.00	USD	30,023	(78,268)
AUD Currency	JPMorgan Chase Bank NA	—	07/16/20	USD	0.64	AUD	64,779	(6,862)
AUD Currency	JPMorgan Chase Bank NA	—	07/16/20	USD	0.66	AUD	129,560	(53,434)
USD Currency	JPMorgan Chase Bank NA	—	07/16/20	KRW	1,185.00	USD	75,236	(156,063)
USD Currency	Morgan Stanley & Co. International plc	—	07/20/20	BRL	4.95	USD	37,758	(79,769)
USD Currency	BNP Paribas SA	—	07/22/20	CAD	1.35	USD	22,588	(91,200)
USD Currency	Citibank NA	—	07/23/20	ZAR	17.00	USD	24,458	(158,880)
USD Currency	Goldman Sachs International	—	07/30/20	CNH	7.10	USD	18,848	(125,242)
USD Currency	Bank of America NA	—	08/06/20	MXN	23.00	USD	23,882	(505,983)
USD Currency	Bank of America NA	—	08/07/20	TRY	6.60	USD	20,593	(22,025)
USD Currency	JPMorgan Chase Bank NA	—	08/07/20	TWD	29.25	USD	23,890	(146,786)
USD Currency	Goldman Sachs International	—	09/10/20	MXN	20.30	USD	28,438	(28,060)
USD Currency	Morgan Stanley & Co. International plc	—	09/10/20	MXN	20.30	USD	28,438	(28,060)
AUD Currency	Bank of America NA	—	09/23/20	USD	0.63	AUD	94,118	(201,646)
USD Currency	JPMorgan Chase Bank NA	—	09/29/20	JPY	107.00	USD	33,551	(326,325)
AUD Currency	JPMorgan Chase Bank NA	—	10/06/20	USD	0.61	AUD	13,435	(20,738)
USD Currency	JPMorgan Chase Bank NA	—	10/06/20	JPY	108.45	USD	10,438	(169,540)
USD Currency	Bank of America NA	—	10/09/20	MXN	22.80	USD	47,914	(1,134,569)

								(10,967,277)

								$(22,090,332)

OTC Credit Default Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration	Credit	Exercise		Notional
Description	Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Date	Rating (a)	Price		Amount (000) (b)		Value
Call
Sold Protection on 5-Year Credit Default Swap	CDX.NA.IG.34.V1	Quarterly	1.00%	Quarterly	Morgan Stanley & Co. International plc	08/19/20	NR	USD	70.00	USD	184,616	$(256,998)
Sold Protection on 5-Year Credit Default Swap	CDX.NA.IG.34.V1	Quarterly	1.00	Quarterly	BNP Paribas SA	07/15/20	NR	USD	72.50	USD	500,000	(571,730)
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR. CROSSOVER.33.V1	Quarterly	5.00	Quarterly	BNP Paribas SA	07/15/20	NR	EUR	350.00	EUR	22,560	—

												(828,728)

Put
Sold Protection on 5-Year Credit Default Swap	CDX.NA.IG.34.V1	Quarterly	1.00%	Quarterly	BNP Paribas SA	07/15/20	NR	USD	72.50	USD	250,000	(842,140)
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR. MAIN.33.V1	Quarterly	1.00	Quarterly	BNP Paribas SA	07/15/20	NR	EUR	75.00	EUR	178,700	(178,125)

110	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Credit	Exercise		Notional
Description	Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Date	Rating (a)	Price		Amount (000) (b)		Value
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.34.V5	Quarterly	5.00%	Quarterly	Bank of America NA	07/15/20	NR	USD	94.00	USD	11,000	$(35,345)
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.34.V5	Quarterly	5.00	Quarterly	BNP Paribas SA	07/15/20	NR	USD	94.00	USD	11,000	(35,345)
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.34.V5	Quarterly	5.00	Quarterly	Goldman Sachs International	07/15/20	NR	USD	95.00	USD	11,275	(48,245)
Sold Protection on 5-Year Credit Default Swap	CDX.NA.IG.34.V1	Quarterly	1.00	Quarterly	Morgan Stanley & Co. International plc	08/19/20	NR	USD	95.00	USD	92,307	(193,553)
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR. CROSSOVER.33.V1	Quarterly	5.00	Quarterly	BNP Paribas SA	07/15/20	NR	EUR	475.00	EUR	44,900	(105,078)
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR. CROSSOVER.33.V1	Quarterly	5.00	Quarterly	BNP Paribas SA	07/15/20	NR	EUR	475.00	EUR	44,800	(104,844)
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR. CROSSOVER.33.V1	Quarterly	5.00	Quarterly	BNP Paribas SA	07/15/20	NR	EUR	475.00	EUR	44,600	(104,376)
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR. CROSSOVER.33.V1	Quarterly	5.00	Quarterly	Bank of America NA	07/15/20	NR	EUR	500.00	EUR	67,000	(109,724)
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR. CROSSOVER.33.V1	Quarterly	5.00	Quarterly	BNP Paribas SA	07/15/20	NR	EUR	575.00	EUR	36,200	(29,070)
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR. CROSSOVER.33.V1	Quarterly	5.00	Quarterly	Bank of America NA	07/15/20	NR	EUR	600.00	EUR	64,800	(44,722)
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR. CROSSOVER.33.V1	Quarterly	5.00	Quarterly	Goldman Sachs International	07/15/20	NR	EUR	700.00	EUR	67,800	(30,302)

												(1,860,869)

												$(2,689,597)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate		Amount (000)	Value
Call
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.87%	Semi-Annual	BNP Paribas SA	07/20/20	0.87%	USD	25,775	$(399,873)
2-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.75%	Semi-Annual	Bank of America NA	08/10/20	0.75	USD	761,290	(8,199,109)
2-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.88%	Semi-Annual	Bank of America NA	08/13/20	0.88	USD	1,002,767	(13,422,211)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.20%	Semi-Annual	JPMorgan Chase Bank NA	08/17/20	1.20	USD	72,705	(3,984,879)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.42%	Semi-Annual	Citibank NA	08/17/20	1.42	USD	58,095	(4,435,391)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.68%	Semi-Annual	Morgan Stanley & Co. International plc	09/10/20	0.68	USD	32,904	(413,436)
5-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.20%	Semi-Annual	Bank of America NA	09/22/20	0.20	USD	35,405	(55,126)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.66%	Semi-Annual	JPMorgan Chase Bank NA	09/23/20	0.66	USD	50,000	(638,547)
2-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.70%	Semi-Annual	Barclays Bank plc	09/23/20	0.70	USD	1,151,765	(11,434,354)
5-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.20%	Semi-Annual	Deutsche Bank AG	09/24/20	0.20	USD	35,405	(56,325)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.76%	Semi-Annual	Deutsche Bank AG	09/25/20	0.76	USD	40,000	(751,228)

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate		Amount (000)	Value
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.69%	Semi-Annual	Morgan Stanley & Co. International plc	10/21/20	0.69%	USD	218,360	$(5,384,926)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.63%	Semi-Annual	Bank of America NA	11/02/20	1.63	USD	36,370	(3,466,718)
1-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.58%	Semi-Annual	JPMorgan Chase Bank NA	11/05/20	1.58	USD	320,825	(4,371,379)
2-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	3.05%	Semi-Annual	Deutsche Bank AG	11/30/20	3.05	USD	320,220	(18,218,132)
2-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.54%	Semi-Annual	Goldman Sachs International	12/11/20	1.54	USD	169,284	(4,511,469)
2-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.53%	Semi-Annual	Citibank NA	12/14/20	1.53	USD	169,283	(4,494,587)
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.60%	Semi-Annual	Goldman Sachs International	12/18/20	0.60	USD	179,093	(5,372,622)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	2.79%	Semi-Annual	Barclays Bank plc	03/08/21	2.79	USD	156,257	(32,253,609)
1-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.41%	Semi-Annual	Morgan Stanley & Co. International plc	03/17/21	0.41	USD	320,825	(801,010)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.71%	Semi-Annual	Morgan Stanley & Co. International plc	04/01/21	0.71	USD	29,288	(681,133)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.69%	Semi-Annual	Deutsche Bank AG	04/06/21	0.69	USD	14,640	(328,823)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.69%	Semi-Annual	Barclays Bank plc	04/06/21	0.69	USD	14,640	(332,085)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.71%	Semi-Annual	Barclays Bank plc	04/06/21	0.71	USD	29,290	(693,945)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.73%	Semi-Annual	Morgan Stanley & Co. International plc	04/06/21	0.73	USD	17,580	(432,466)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.85%	Semi-Annual	Morgan Stanley & Co. International plc	04/07/21	0.85	USD	11,713	(368,454)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.87%	Semi-Annual	Morgan Stanley & Co. International plc	04/09/21	0.87	USD	29,350	(960,061)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.88%	Semi-Annual	Barclays Bank plc	04/14/21	0.88	USD	14,670	(488,218)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.77%	Semi-Annual	Bank of America NA	04/15/21	0.77	USD	13,855	(369,460)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.79%	Semi-Annual	Citibank NA	04/15/21	0.79	USD	16,280	(456,853)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.72%	Semi-Annual	Bank of America NA	04/16/21	0.72	USD	13,855	(334,792)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.74%	Semi-Annual	Morgan Stanley & Co. International plc	04/19/21	0.74	USD	45,160	(1,154,655)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.69%	Semi-Annual	Goldman Sachs International	05/13/21	0.69	USD	29,800	(689,970)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.75%	Semi-Annual	Deutsche Bank AG	06/02/21	0.75	USD	61,160	(1,631,584)
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.50%	Semi-Annual	JPMorgan Chase Bank NA	06/04/21	0.50	USD	148,031	(5,218,086)
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.50%	Semi-Annual	BNP Paribas SA	06/11/21	0.50	USD	48,271	(1,723,414)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.74%	Semi-Annual	Bank of America NA	06/25/21	0.74	USD	31,235	(839,565)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.72%	Semi-Annual	BNP Paribas SA	06/29/21	0.72	USD	31,235	(799,048)
5-Year Interest Rate Swap(a)	6 month EURIBOR	Semi-Annual	(0.12)%	Annual	Barclays Bank plc	04/04/22	(0.12)	EUR	63,300	(1,093,799)
5-Year Interest Rate Swap(a)	6 month EURIBOR	Semi-Annual	(0.02)%	Annual	Barclays Bank plc	04/07/22	(0.02)	EUR	72,740	(1,531,523)
5-Year Interest Rate Swap(a)	6 month EURIBOR	Semi-Annual	(0.02)%	Annual	Barclays Bank plc	04/08/22	(0.02)	EUR	258,000	(5,420,406)
5-Year Interest Rate Swap(a)	6 month EURIBOR	Semi-Annual	(0.13)%	Annual	Barclays Bank plc	04/19/22	(0.13)	EUR	170,080	(2,863,894)
5-Year Interest Rate Swap(a)	6 month EURIBOR	Semi-Annual	(0.15)%	Annual	Barclays Bank plc	04/19/22	(0.15)	EUR	68,082	(1,094,299)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.74%	Semi-Annual	Deutsche Bank AG	05/02/22	0.74	USD	30,200	(958,000)
5-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.61%	Semi-Annual	Morgan Stanley & Co. International plc	06/15/22	0.61	USD	87,120	(1,421,055)
5-Year Interest Rate Swap(a)	6 month EURIBOR	Semi-Annual	(0.14)%	Annual	Barclays Bank plc	09/12/22	(0.14)	EUR	36,494	(630,959)
5-Year Interest Rate Swap(a)	6 month EURIBOR	Semi-Annual	(0.04)%	Annual	Barclays Bank plc	09/13/22	(0.04)	EUR	36,495	(768,612)
1-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.61%	Semi-Annual	Bank of America NA	04/06/23	0.61	USD	112,390	(520,747)
1-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.69%	Semi-Annual	Deutsche Bank AG	04/11/23	0.69	USD	166,240	(862,503)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	3.05%	Semi-Annual	Barclays Bank plc	03/12/29	3.05	USD	83,640	(16,417,516)

										(173,750,856)

112	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate		Amount (000)	Value
Put 10-Year Interest Rate Swap(a)	2.35%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	07/10/20	2.35%	USD	79,730	$—
10-Year Interest Rate Swap(a)	1.95%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	07/13/20	1.95	USD	58,485	—
30-Year Interest Rate Swap(a)	1.17%	Semi-Annual	3 month LIBOR	Quarterly	BNP Paribas SA	07/20/20	1.17	USD	25,775	(69,988)
5-Year Interest Rate Swap(a)	0.00%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	07/27/20	0.00	EUR	104,510	(128)
10-Year Interest Rate Swap(a)	2.30%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	07/27/20	2.30	USD	56,230	—
30-Year Interest Rate Swap(a)	1.24%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	07/31/20	1.24	USD	59,309	(206,357)
10-Year Interest Rate Swap(a)	2.00%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	08/03/20	2.00	USD	30,595	(8)
10-Year Interest Rate Swap(a)	1.75%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	08/07/20	1.75	USD	27,025	(78)
2-Year Interest Rate Swap(a)	1.88%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	08/13/20	1.88	USD	1,002,767	—
10-Year Interest Rate Swap(a)	1.42%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	08/17/20	1.42	USD	58,095	(4,077)
10-Year Interest Rate Swap(a)	1.60%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	08/17/20	1.60	USD	72,705	(1,894)
10-Year Interest Rate Swap(a)	0.88%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	08/19/20	0.88	USD	450,212	(1,054,901)
2-Year Interest Rate Swap(a)	3.50%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	08/24/20	3.50	USD	515,320	—
10-Year Interest Rate Swap(a)	0.68%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	09/10/20	0.68	USD	32,904	(345,158)
10-Year Interest Rate Swap(a)	1.61%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	09/14/20	1.61	USD	36,055	(5,921)
10-Year Interest Rate Swap(a)	1.76%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	09/16/20	1.76	USD	72,280	(7,618)
5-Year Interest Rate Swap(a)	0.50%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	09/22/20	0.50	USD	35,405	(47,794)
10-Year Interest Rate Swap(a)	0.66%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	09/23/20	0.66	USD	50,000	(619,771)
5-Year Interest Rate Swap(a)	0.50%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	09/24/20	0.50	USD	35,405	(49,827)
2-Year Interest Rate Swap(a)	0.60%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	09/24/20	0.60	USD	258,870	(3,725)
10-Year Interest Rate Swap(a)	0.76%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	09/25/20	0.76	USD	40,000	(329,630)
2-Year Interest Rate Swap(a)	1.05%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	10/02/20	1.05	USD	315,060	(306)
2-Year Interest Rate Swap(a)	1.00%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	10/05/20	1.00	USD	144,530	(217)
2-Year Interest Rate Swap(a)	3.55%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	10/05/20	3.55	USD	2,495,529	—
2-Year Interest Rate Swap(a)	3.75%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	10/13/20	3.75	USD	2,002,359	—
30-Year Interest Rate Swap(a)	1.19%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	10/21/20	1.19	USD	218,360	(4,801,767)
10-Year Interest Rate Swap(a)	1.63%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	11/02/20	1.63	USD	36,370	(23,543)
10-Year Interest Rate Swap(a)	1.64%	Semi-Annual	3 month LIBOR	Quarterly	UBS AG	11/02/20	1.64	USD	36,365	(22,873)
1-Year Interest Rate Swap(a)	1.58%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	11/05/20	1.58	USD	320,825	(77)
2-Year Interest Rate Swap(a)	2.00%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	11/27/20	2.00	USD	344,885	(97)
2-Year Interest Rate Swap(a)	3.05%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	11/30/20	3.05	USD	320,220	(32)
2-Year Interest Rate Swap(a)	1.54%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	12/11/20	1.54	USD	169,284	(244)
2-Year Interest Rate Swap(a)	1.53%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	12/14/20	1.53	USD	169,283	(261)
30-Year Interest Rate Swap(a)	1.20%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	12/18/20	1.20	USD	179,093	(4,984,141)
2-Year Interest Rate Swap(a)	3.25%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	12/29/20	3.25	USD	443,850	(44)
2-Year Interest Rate Swap(a)	0.30%	Annual	6 month EURIBOR	Semi-Annual	JPMorgan Chase Bank NA	03/08/21	0.30	EUR	381,850	(20,065)
10-Year Interest Rate Swap(a)	2.79%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	03/08/21	2.79	USD	156,257	(37,756)
1-Year Interest Rate Swap(a)	0.41%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	03/17/21	0.41	USD	320,825	(70,469)
2-Year Interest Rate Swap(a)	0.10%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	03/29/21	0.10	EUR	264,035	(36,232)
10-Year Interest Rate Swap(a)	0.71%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	04/01/21	0.71	USD	29,288	(665,470)
10-Year Interest Rate Swap(a)	0.69%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	04/06/21	0.69	USD	14,640	(349,465)
10-Year Interest Rate Swap(a)	0.69%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	04/06/21	0.69	USD	14,640	(346,238)
10-Year Interest Rate Swap(a)	0.71%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	04/06/21	0.71	USD	29,290	(664,560)
10-Year Interest Rate Swap(a)	0.73%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	04/06/21	0.73	USD	17,580	(384,527)

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate		Amount (000)	Value
10-Year Interest Rate Swap(a)	0.85%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	04/07/21	0.85%	USD	11,713	$(198,415)
2-Year Interest Rate Swap(a)	0.12%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	04/08/21	0.12	EUR	411,155	(56,550)
10-Year Interest Rate Swap(a)	0.87%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	04/09/21	0.87	USD	29,350	(479,491)
2-Year Interest Rate Swap(a)	0.10%	Annual	6 month EURIBOR	Semi-Annual	Citibank NA	04/12/21	0.10	EUR	412,820	(63,184)
2-Year Interest Rate Swap(a)	0.16%	Annual	6 month EURIBOR	Semi-Annual	Goldman Sachs International	04/12/21	0.16	EUR	412,820	(50,346)
10-Year Interest Rate Swap(a)	0.88%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	04/14/21	0.88	USD	14,670	(238,838)
10-Year Interest Rate Swap(a)	0.77%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	04/15/21	0.77	USD	13,855	(288,101)
10-Year Interest Rate Swap(a)	0.79%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	04/15/21	0.79	USD	16,280	(321,150)
10-Year Interest Rate Swap(a)	0.72%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	04/16/21	0.72	USD	13,855	(318,484)
2-Year Interest Rate Swap(a)	0.15%	Annual	6 month EURIBOR	Semi-Annual	Morgan Stanley & Co. International plc	04/19/21	0.15	EUR	410,860	(54,792)
10-Year Interest Rate Swap(a)	0.74%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	04/19/21	0.74	USD	45,160	(991,010)
10-Year Interest Rate Swap(a)	2.15%	Annual	6 month EURIBOR	Semi-Annual	JPMorgan Chase Bank NA	04/19/21	2.15	EUR	131,500	(14,187)
10-Year Interest Rate Swap(a)	2.00%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	05/04/21	2.00	EUR	79,200	(11,652)
10-Year Interest Rate Swap(a)	0.69%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/13/21	0.69	USD	29,800	(771,278)
2-Year Interest Rate Swap(a)	0.11%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	05/17/21	0.11	EUR	134,318	(24,996)
1-Year Interest Rate Swap(a)	2.35%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	05/17/21	2.35	USD	650,900	(931)
1-Year Interest Rate Swap(a)	2.15%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	05/27/21	2.15	USD	884,530	(1,981)
2-Year Interest Rate Swap(a)	0.08%	Annual	6 month EURIBOR	Semi-Annual	Morgan Stanley & Co. International plc	05/31/21	0.08	EUR	176,910	(39,867)
10-Year Interest Rate Swap(a)	1.00%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	06/01/21	1.00	USD	130,530	(1,863,623)
1-Year Interest Rate Swap(a)	2.40%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/01/21	2.40	USD	1,092,200	(1,660)
10-Year Interest Rate Swap(a)	0.75%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	06/02/21	0.75	USD	61,160	(1,457,838)
10-Year Interest Rate Swap(a)	3.87%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	06/07/21	3.87	USD	245,920	(20,306)
2-Year Interest Rate Swap(a)	0.05%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	06/10/21	0.05	EUR	136,825	(36,411)
10-Year Interest Rate Swap(a)	1.05%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	06/11/21	1.05	USD	30,530	(404,154)
2-Year Interest Rate Swap(a)	0.00%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	06/14/21	0.00	EUR	60,320	(19,853)
2-Year Interest Rate Swap(a)	0.00%	Annual	6 month EURIBOR	Semi-Annual	Bank of America NA	06/14/21	0.00	EUR	123,820	(40,753)
2-Year Interest Rate Swap(a)	0.00%	Annual	6 month EURIBOR	Semi-Annual	Goldman Sachs International	06/18/21	0.00	EUR	124,520	(41,804)
2-Year Interest Rate Swap(a)	0.00%	Annual	6 month EURIBOR	Semi-Annual	Citibank NA	06/21/21	0.00	EUR	145,350	(49,472)
2-Year Interest Rate Swap(a)	0.00%	Annual	6 month EURIBOR	Semi-Annual	Nomura International plc	06/25/21	0.00	EUR	135,350	(46,964)
10-Year Interest Rate Swap(a)	0.74%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	06/25/21	0.74	USD	31,235	(782,955)
10-Year Interest Rate Swap(a)	0.72%	Semi-Annual	3 month LIBOR	Quarterly	BNP Paribas SA	06/29/21	0.72	USD	31,235	(827,269)
2-Year Interest Rate Swap(a)	0.00%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	07/01/21	0.00	EUR	72,225	(25,802)
2-Year Interest Rate Swap(a)	(0.05)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	07/02/21	(0.05)	EUR	70,595	(30,918)
2-Year Interest Rate Swap(a)	0.00%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	07/19/21	0.00	EUR	73,835	(29,393)
2-Year Interest Rate Swap(a)	(0.15)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	08/09/21	(0.15)	EUR	258,020	(205,063)
2-Year Interest Rate Swap(a)	(0.25)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	09/03/21	(0.25)	EUR	299,280	(394,283)
10-Year Interest Rate Swap(a)	2.10%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	01/06/22	2.10	USD	109,170	(412,979)
10-Year Interest Rate Swap(a)	2.15%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	01/10/22	2.15	USD	108,190	(381,991)

114	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate		Amount (000)	Value
10-Year Interest Rate Swap(a)	2.00%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	02/03/22	2.00%	USD	171,440	$(823,191)
10-Year Interest Rate Swap(a)	2.00%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	02/11/22	2.00	USD	368,058	(1,805,050)
10-Year Interest Rate Swap(a)	1.85%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	02/22/22	1.85	USD	80,460	(513,492)
10-Year Interest Rate Swap(a)	1.60%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	02/28/22	1.60	USD	37,130	(357,548)
10-Year Interest Rate Swap(a)	1.60%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	03/03/22	1.60	USD	37,130	(360,282)
10-Year Interest Rate Swap(a)	1.60%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	03/04/22	1.60	USD	35,974	(349,655)
10-Year Interest Rate Swap(a)	1.60%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	03/04/22	1.60	USD	57,810	(561,894)
5-Year Interest Rate Swap(a)	(0.12)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	04/04/22	(0.12)	EUR	63,300	(543,283)
5-Year Interest Rate Swap(a)	(0.02)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	04/07/22	(0.02)	EUR	72,740	(505,256)
5-Year Interest Rate Swap(a)	(0.02)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	04/08/22	(0.02)	EUR	258,000	(1,798,649)
5-Year Interest Rate Swap(a)	(0.13)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	04/19/22	(0.13)	EUR	170,080	(1,550,514)
5-Year Interest Rate Swap(a)	(0.15)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	04/19/22	(0.15)	EUR	68,082	(650,820)
1-Year Interest Rate Swap(a)	0.55%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	04/21/22	0.55	USD	242,630	(217,401)
10-Year Interest Rate Swap(a)	0.74%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/02/22	0.74	USD	30,200	(1,152,019)
5-Year Interest Rate Swap(a)	3.25%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/03/22	3.25	USD	295,110	(42,438)
10-Year Interest Rate Swap(a)	2.75%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	05/09/22	2.75	USD	150,715	(296,984)
5-Year Interest Rate Swap(a)	0.61%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/15/22	0.61	USD	87,120	(1,218,289)
10-Year Interest Rate Swap(a)	2.75%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	08/02/22	2.75	USD	56,530	(137,843)
10-Year Interest Rate Swap(a)	3.25%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	08/02/22	3.25	USD	56,530	(69,246)
10-Year Interest Rate Swap(a)	2.75%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	08/08/22	2.75	USD	57,125	(141,872)
10-Year Interest Rate Swap(a)	3.25%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	08/08/22	3.25	USD	57,125	(71,478)
5-Year Interest Rate Swap(a)	(0.14)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	09/12/22	(0.14)	EUR	36,494	(431,076)
5-Year Interest Rate Swap(a)	(0.04)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	09/13/22	(0.04)	EUR	36,495	(352,505)
1-Year Interest Rate Swap(a)	0.61%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	04/06/23	0.61	USD	112,390	(224,048)
1-Year Interest Rate Swap(a)	0.69%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	04/11/23	0.69	USD	166,240	(296,941)
10-Year Interest Rate Swap(a)	3.00%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/13/24	3.00	USD	110,550	(716,342)
10-Year Interest Rate Swap(a)	3.50%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/13/24	3.50	USD	110,550	(428,092)
10-Year Interest Rate Swap(a)	3.00%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/20/24	3.00	USD	110,550	(722,272)
10-Year Interest Rate Swap(a)	3.50%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/20/24	3.50	USD	110,550	(431,979)
10-Year Interest Rate Swap(a)	2.25%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	08/20/24	2.25	USD	116,580	(1,764,743)
10-Year Interest Rate Swap(a)	3.05%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	03/12/29	3.05	USD	83,640	(1,608,725)

										(46,297,930)

										$(220,048,786)

(a)	Forward settling swaption.

SCHEDULES OF INVESTMENTS	115

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Interest Rate Caps Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5Y-30Y CMS Index Cap	0.55%	Citibank NA	02/14/2022	USD	1,066,525	$(2,384,728)	$(1,002,534)	$(1,382,194)

Interest Rate Floors Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5Y-30Y CMS Index Floor	0.25%	Nomura International plc	07/08/20	USD 1,115,560	$(112)	$(557,780)	$557,668

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.33.V9	5.00%	Quarterly	12/20/24	USD	73,297	$312,395	$(4,171,770)	$4,484,165
CDX.NA.IG.33.V1	1.00	Quarterly	12/20/24	USD	1,500,000	(18,225,000)	(29,705,633)	11,480,633
ITRAXX.FINSUB.32.V1	1.00	Quarterly	12/20/24	EUR	21,260	541,941	1,351,147	(809,206)
CDX.NA.IG.34.V1	1.00	Quarterly	06/20/25	USD	49,916	(595,896)	(696,922)	101,026
ITRAXX.FINSUB.33.V1	1.00	Quarterly	06/20/25	EUR	10,860	389,389	938,253	(548,864)

						$(17,577,171)	$(32,284,925)	$14,707,754

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V6	5.00%	Quarterly	06/20/25	B+	USD	31,468	$(177,730)	$501,963	$(679,693)
ITRAXX.EUR.CROSSOVER.33.V1	5.00	Quarterly	06/20/25	B	EUR	7,718	464,083	355,198	108,885
ITRAXX.FINSR.33.V1	1.00	Quarterly	06/20/25	A-	EUR	405	4,771	3,959	812

							$291,124	$861,120	$(569,996)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1.59%	At Termination	1 day REPO_CORRA	At Termination	N/A		07/15/20	CAD	841,104	$(961,495)	$—	$(961,495)
1.57%	At Termination	1 day REPO_CORRA	At Termination	N/A		07/15/20	CAD	954,239	(1,071,417)	—	(1,071,417)
1.69%	At Termination	1 day REPO_CORRA	At Termination	07/15/20	(a)	09/09/20	CAD	1,646,904	(2,690,569)	(861,948)	(1,828,621)
1 day REPO_CORRA	At Termination	1.69%	At Termination	07/15/20	(a)	09/09/20	CAD	2,994,370	4,891,944	—	4,891,944
3 month LIBOR	Quarterly	1.53%	Semi-Annual	N/A		11/22/20	USD	330,410	2,001,198	—	2,001,198
3 month LIBOR	Quarterly	2.78%	Semi-Annual	N/A		02/16/21	USD	862,615	21,735,776	—	21,735,776
1.56%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/27/21	USD	625,530	(8,468,876)	—	(8,468,876)

116	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1.56%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/30/21	USD	625,520	$(8,412,994)	$—	$(8,412,994)
3 month LIBOR	Quarterly	1.61%	Semi-Annual	N/A		06/15/21	USD	141,484	1,903,109	—	1,903,109
1.77%	Semi-Annual	3 month LIBOR	Quarterly	N/A		06/15/21	USD	627,063	(9,408,566)	—	(9,408,566)
3 month LIBOR	Quarterly	2.10%	Semi-Annual	N/A		07/05/21	USD	623,690	15,861,453	1,069,996	14,791,457
3 month BA	Semi-Annual	1.91%	Semi-Annual	N/A		07/09/21	CAD	1,035,780	12,385,529	—	12,385,529
3 month BA	Semi-Annual	1.91%	Semi-Annual	N/A		07/09/21	CAD	80,273	957,664	—	957,664
3 month LIBOR	Quarterly	1.36%	Semi-Annual	09/28/20	(a)	09/28/21	USD	174,740	1,972,998	—	1,972,998
3 month LIBOR	Quarterly	2.24%	Semi-Annual	N/A		11/01/21	USD	824,780	23,828,439	—	23,828,439
(0.45)%	Annual	6 month EURIBOR	Semi-Annual	N/A		12/16/21	EUR	145,975	650,263	—	650,263
6 month CHF LIBOR	Semi-Annual	(0.62)%	Annual	01/07/21	(a)	01/07/22	CHF	396,629	109,450	—	109,450
6 month CHF LIBOR	Semi-Annual	(0.62)%	At Termination	01/08/21	(a)	01/08/22	CHF	630,733	173,812	—	173,812
6 month CHF LIBOR	Semi-Annual	(0.60)%	At Termination	01/15/21	(a)	01/15/22	CHF	199,178	102,388	—	102,388
6 month EURIBOR	Semi-Annual	(0.30)%	Annual	N/A		01/16/22	EUR	304,910	487,773	3,639	484,134
6 month EURIBOR	Semi-Annual	(0.35)%	Annual	N/A		02/10/22	EUR	385,160	220,777	—	220,777
6 month EURIBOR	Semi-Annual	(0.48)%	Annual	N/A		03/05/22	EUR	77,540	(139,403)	—	(139,403)
6 month EURIBOR	Semi-Annual	(0.48)%	Annual	N/A		03/06/22	EUR	67,690	(121,229)	—	(121,229)
3 month LIBOR	Quarterly	0.68%	Semi-Annual	N/A		03/06/22	USD	40,010	380,989	—	380,989
6 month EURIBOR	Semi-Annual	(0.49)%	Annual	N/A		03/09/22	EUR	59,660	(122,465)	—	(122,465)
(0.34)%	Annual	6 month EURIBOR	Semi-Annual	N/A		03/20/22	EUR	35,490	(40,355)	—	(40,355)
(0.35)%	Annual	6 month EURIBOR	Semi-Annual	N/A		03/20/22	EUR	35,490	(25,084)	—	(25,084)
(0.30)%	Annual	6 month EURIBOR	Semi-Annual	N/A		03/23/22	EUR	225,080	(424,270)	—	(424,270)
3 month LIBOR	Quarterly	1.21%	Semi-Annual	N/A		03/27/22	USD	694,205	14,070,924	—	14,070,924
0.69%	Semi-Annual	3 month BA	Semi-Annual	04/01/21	(a)	04/01/22	CAD	84,067	(83,529)	—	(83,529)
0.77%	Semi-Annual	3 month BA	Semi-Annual	04/07/21	(a)	04/07/22	CAD	50,700	(79,867)	—	(79,867)
0.71%	Semi-Annual	3 month BA	Semi-Annual	04/09/21	(a)	04/09/22	CAD	50,700	(57,547)	—	(57,547)
1.90%	Semi-Annual	3 month LIBOR	Quarterly	N/A		04/29/22	USD	845,752	(27,084,455)	—	(27,084,455)
3 month LIBOR	Quarterly	1.50%	Semi-Annual	N/A		06/03/22	USD	103,931	2,642,924	—	2,642,924
0.25%	Semi-Annual	3 month LIBOR	Quarterly	10/05/20	(a)	06/15/22	USD	120,690	(92,988)	—	(92,988)
3 month LIBOR	Quarterly	1.74%	Semi-Annual	N/A		06/16/22	USD	79,485	2,416,140	—	2,416,140
(0.38)%	Annual	6 month EURIBOR	Semi-Annual	N/A		06/19/22	EUR	170,860	52,308	—	52,308
6 month EURIBOR	Semi-Annual	(0.25)%	Annual	N/A		06/24/22	EUR	33,749	94,808	—	94,808
6 month EURIBOR	Semi-Annual	(0.29)%	Annual	N/A		06/25/22	EUR	12,660	24,927	—	24,927
6 month EURIBOR	Semi-Annual	(0.28)%	Annual	N/A		06/26/22	EUR	12,660	28,453	—	28,453
6 month EURIBOR	Semi-Annual	(0.28)%	Annual	N/A		06/30/22	EUR	12,660	30,384	—	30,384
3 month LIBOR	Quarterly	1.71%	Semi-Annual	07/13/21	(a)	07/13/22	USD	1,106,290	16,998,566	—	16,998,566
6 month EURIBOR	Semi-Annual	(0.30)%	Annual	07/16/20	(a)	07/16/22	EUR	48,430	103,445	—	103,445
6 month EURIBOR	Semi-Annual	(0.30)%	Annual	07/20/20	(a)	07/20/22	EUR	67,730	133,484	—	133,484
6 month EURIBOR	Semi-Annual	(0.30)%	Annual	07/20/20	(a)	07/20/22	EUR	111,070	226,449	—	226,449
0.33%	Semi-Annual	3 month LIBOR	Quarterly	07/22/20	(a)	07/22/22	USD	37,390	(84,879)	—	(84,879)
3 month LIBOR	Quarterly	0.30%	Semi-Annual	07/30/20	(a)	07/30/22	USD	46,740	77,641	—	77,641
3 month LIBOR	Quarterly	0.73%	Semi-Annual	09/04/20	(a)	09/04/22	USD	89,130	938,779	—	938,779

SCHEDULES OF INVESTMENTS	117

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3 month LIBOR	Quarterly	0.73%	Semi-Annual	09/04/20	(a)	09/04/22	USD	174,760	$1,828,428	$—	$1,828,428
3 month LIBOR	Quarterly	0.66%	Semi-Annual	09/08/20	(a)	09/08/22	USD	40,310	366,603	—	366,603
3 month LIBOR	Quarterly	0.67%	Semi-Annual	09/08/20	(a)	09/08/22	USD	44,020	405,625	—	405,625
3 month LIBOR	Quarterly	0.69%	Semi-Annual	09/08/20	(a)	09/08/22	USD	44,020	426,751	—	426,751
3 month LIBOR	Quarterly	0.70%	Semi-Annual	09/08/20	(a)	09/08/22	USD	50,460	499,274	—	499,274
(0.26)%	Annual	6 month EURIBOR	Semi-Annual	09/22/20	(a)	09/22/22	EUR	71,570	(229,354)	—	(229,354)
3 month LIBOR	Quarterly	0.36%	Semi-Annual	09/25/20	(a)	09/25/22	USD	148,730	459,607	—	459,607
3 month LIBOR	Quarterly	0.38%	Semi-Annual	09/28/20	(a)	09/28/22	USD	70,110	249,282	—	249,282
6 month EURIBOR	Semi-Annual	(0.32)%	Annual	09/29/20	(a)	09/29/22	EUR	196,370	370,472	—	370,472
3 month LIBOR	Quarterly	0.34%	Semi-Annual	09/29/20	(a)	09/29/22	USD	141,300	395,249	—	395,249
3 month LIBOR	Quarterly	0.37%	Semi-Annual	09/29/20	(a)	09/29/22	USD	46,210	152,823	—	152,823
6 month EURIBOR	Semi-Annual	(0.33)%	Annual	10/02/20	(a)	10/02/22	EUR	85,380	137,788	—	137,788
6 month EURIBOR	Semi-Annual	(0.34)%	Annual	10/02/20	(a)	10/02/22	EUR	103,240	134,951	—	134,951
3 month LIBOR	Quarterly	0.35%	Semi-Annual	10/02/20	(a)	10/02/22	USD	73,190	217,043	—	217,043
6 month EURIBOR	Semi-Annual	(0.35)%	Annual	11/02/20	(a)	11/02/22	EUR	70,980	92,363	—	92,363
1 day EONIA	At Termination	(0.58)%	At Termination	02/08/22	(a)	02/08/23	EUR	84,440	(17,302)	462	(17,764)
1 day EONIA	At Termination	(0.46)%	At Termination	02/11/22	(a)	02/11/23	EUR	367,374	414,321	—	414,321
6 month EURIBOR	Semi-Annual	(0.33)%	Annual	02/12/21	(a)	02/12/23	EUR	26,680	47,417	—	47,417
6 month EURIBOR	Semi-Annual	(0.34)%	Annual	02/12/21	(a)	02/12/23	EUR	23,550	39,978	—	39,978
1 day EONIA	At Termination	(0.49)%	At Termination	02/25/22	(a)	02/25/23	EUR	331,140	274,894	—	274,894
3 month LIBOR	Quarterly	1.10%	Semi-Annual	03/01/21	(a)	03/01/23	USD	179,220	3,183,402	—	3,183,402
6 month EURIBOR	Semi-Annual	(0.41)%	Annual	03/02/21	(a)	03/02/23	EUR	115,970	(7,029)	—	(7,029)
1 day EONIA	At Termination	(0.55)%	At Termination	03/02/22	(a)	03/02/23	EUR	172,330	22,461	1,233	21,228
6 month EURIBOR	Semi-Annual	(0.47)%	Annual	03/04/21	(a)	03/04/23	EUR	38,850	(55,638)	—	(55,638)
2.43%	Semi-Annual	3 month LIBOR	Quarterly	03/15/21	(a)	03/15/23	USD	366,380	(16,283,367)	(5,847)	(16,277,520)
(0.18)%	Annual	6 month EURIBOR	Semi-Annual	03/24/21	(a)	03/24/23	EUR	192,775	(1,030,468)	—	(1,030,468)
(0.17)%	Annual	6 month EURIBOR	Semi-Annual	03/24/21	(a)	03/24/23	EUR	192,775	(1,057,740)	—	(1,057,740)
(0.18)%	Annual	6 month EURIBOR	Semi-Annual	03/24/21	(a)	03/24/23	EUR	192,090	(1,004,962)	—	(1,004,962)
6 month EURIBOR	Semi-Annual	(0.31)%	Annual	04/29/21	(a)	04/29/23	EUR	23,230	53,811	—	53,811
6 month EURIBOR	Semi-Annual	(0.34)%	Annual	05/03/21	(a)	05/03/23	EUR	70,800	106,761	—	106,761
6 month EURIBOR	Semi-Annual	(0.38)%	Annual	05/04/21	(a)	05/04/23	EUR	59,910	36,416	—	36,416
6 month EURIBOR	Semi-Annual	(0.37)%	Annual	05/06/21	(a)	05/06/23	EUR	45,480	42,033	—	42,033
6 month CHF LIBOR	Semi-Annual	(0.66)%	Annual	05/09/22	(a)	05/09/23	CHF	105,777	(87,726)	—	(87,726)
1 day EONIA	At Termination	(0.58)%	At Termination	05/10/22	(a)	05/10/23	EUR	81,655	(31,683)	(31,222)	(461)
6 month CHF LIBOR	Semi-Annual	(0.69)%	Annual	05/16/22	(a)	05/16/23	CHF	142,799	(162,935)	—	(162,935)
6 month CHF LIBOR	Semi-Annual	(0.68)%	Annual	05/18/22	(a)	05/18/23	CHF	145,655	(159,549)	—	(159,549)
6 month CHF LIBOR	Semi-Annual	(0.68)%	Annual	05/23/22	(a)	05/23/23	CHF	165,885	(182,931)	—	(182,931)
1 day EONIA	At Termination	(0.51)%	At Termination	05/24/22	(a)	05/24/23	EUR	408,480	203,305	16,398	186,907
1 day SONIA	At Termination	0.02%	At Termination	05/26/22	(a)	05/26/23	GBP	87,935	82,858	—	82,858
1 day EONIA	At Termination	(0.47)%	At Termination	06/03/22	(a)	06/03/23	EUR	267,600	244,557	(3,458)	248,015
1 day EONIA	At Termination	(0.50)%	At Termination	06/03/22	(a)	06/03/23		EUR133,780	81,779	(2,550)	84,329

118	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1 day SONIA	At Termination	0.04%	At Termination	06/03/22	(a)	06/03/23	GBP	42,935	$50,846	$—	$50,846
1 day EONIA	At Termination	(0.45)%	At Termination	06/07/22	(a)	06/07/23	EUR	139,660	158,781	(14,549)	173,330
1 day EONIA	At Termination	(0.46)%	At Termination	06/07/22	(a)	06/07/23	EUR	155,180	162,468	(13,296)	175,764
6 month CHF LIBOR	Semi-Annual	(0.62)%	Annual	06/07/22	(a)	06/07/23	CHF	164,226	(76,104)	—	(76,104)
6 month CHF LIBOR	Semi-Annual	(0.62)%	Annual	06/07/22	(a)	06/07/23	CHF	166,714	(88,487)	—	(88,487)
6 month CHF LIBOR	Semi-Annual	(0.58)%	Annual	06/09/22	(a)	06/09/23	CHF	166,714	(10,646)	—	(10,646)
6 month EURIBOR	Semi-Annual	(0.42)%	Annual	06/24/21	(a)	06/24/23	EUR	34,760	(7,849)	651	(8,500)
6 month EURIBOR	Semi-Annual	(0.40)%	Annual	06/25/21	(a)	06/25/23	EUR	34,550	7,972	(730)	8,702
6 month EURIBOR	Semi-Annual	(0.42)%	Annual	07/02/21	(a)	07/02/23	EUR	28,960	651	650	1
1.77%	Semi-Annual	3 month LIBOR	Quarterly	07/12/22	(a)	07/12/23	USD	1,124,120	(16,748,421)	—	(16,748,421)
(0.30)%	Annual	6 month EURIBOR	Semi-Annual	07/26/21	(a)	07/25/23	EUR	397,060	(931,580)	—	(931,580)
(0.29)%	Annual	6 month EURIBOR	Semi-Annual	07/26/21	(a)	07/26/23	EUR	365,290	(940,858)	—	(940,858)
6 month EURIBOR	Semi-Annual	(0.45)%	Annual	08/11/21	(a)	08/11/23	EUR	46,150	(54,497)	—	(54,497)
6 month EURIBOR	Semi-Annual	(0.58)%	Annual	08/17/21	(a)	08/17/23	EUR	46,440	(185,513)	—	(185,513)
6 month EURIBOR	Semi-Annual	(0.43)%	Annual	09/14/21	(a)	09/14/23	EUR	37,820	(29,129)	—	(29,129)
6 month EURIBOR	Semi-Annual	(0.50)%	Annual	09/14/21	(a)	09/14/23	EUR	65,190	(150,552)	—	(150,552)
6 month EURIBOR	Semi-Annual	(0.44)%	Annual	10/06/21	(a)	10/06/23	EUR	37,900	(33,656)	—	(33,656)
1.58%	Semi-Annual	3 month LIBOR	Quarterly	11/01/21	(a)	11/01/23	USD	88,340	(2,351,195)	—	(2,351,195)
1.61%	Semi-Annual	3 month LIBOR	Quarterly	11/01/21	(a)	11/01/23	USD	2,530	(68,526)	—	(68,526)
(0.17)%	Annual	6 month EURIBOR	Semi-Annual	12/13/21	(a)	12/13/23	EUR	140,210	(712,909)	—	(712,909)
(0.05)%	Annual	6 month EURIBOR	Semi-Annual	01/03/22	(a)	01/03/24	EUR	74,950	(577,199)	—	(577,199)
(0.06)%	Annual	6 month EURIBOR	Semi-Annual	01/03/22	(a)	01/03/24	EUR	74,950	(566,072)	—	(566,072)
3 month BA	Semi-Annual	1.07%	Semi-Annual	04/03/23	(a)	04/03/24	CAD	84,067	109,563	—	109,563
3 month BA	Semi-Annual	1.21%	Semi-Annual	04/10/23	(a)	04/10/24	CAD	50,700	117,509	—	117,509
3 month BA	Semi-Annual	1.22%	Semi-Annual	04/10/23	(a)	04/10/24	CAD	50,700	121,222	—	121,222
3 month BBR	Quarterly	0.41%	Quarterly	05/16/22	(a)	05/16/24	AUD	91,077	25,455	—	25,455
3 month BBR	Quarterly	0.43%	Quarterly	05/16/22	(a)	05/16/24	AUD	87,551	46,120	—	46,120
3 month BBR	Quarterly	0.43%	Quarterly	05/16/22	(a)	05/16/24	AUD	86,282	48,415	—	48,415
3 month BBR	Quarterly	0.44%	Quarterly	05/16/22	(a)	05/16/24	AUD	87,265	57,958	—	57,958
3 month BBR	Quarterly	0.44%	Quarterly	05/16/22	(a)	05/16/24	AUD	86,097	60,139	—	60,139
3 month BBR	Quarterly	0.44%	Quarterly	05/16/22	(a)	05/16/24	AUD	85,478	53,835	—	53,835
3 month BBR	Quarterly	0.44%	Quarterly	05/16/22	(a)	05/16/24	AUD	343,651	204,635	—	204,635
0.53%	Semi-Annual	3 month LIBOR	Quarterly	06/06/22	(a)	06/06/24	USD	300,000	(1,324,617)	—	(1,324,617)
0.54%	Annual	6 month EURIBOR	Semi-Annual	N/A		06/28/24	EUR	409,559	(16,948,034)	—	(16,948,034)
28 day MXIBTIIE	Monthly	6.67%	Monthly	N/A		08/12/24	MXN	1,121,108	3,693,889	—	3,693,889
28 day MXIBTIIE	Monthly	6.72%	Monthly	N/A		08/13/24	MXN	964,643	3,250,765	—	3,250,765
28 day MXIBTIIE	Monthly	6.59%	Monthly	N/A		11/08/24	MXN	722,035	2,353,317	—	2,353,317
(0.17)%	Annual	6 month EURIBOR	Semi-Annual	N/A		11/11/24	EUR	31,710	(246,928)	—	(246,928)
3 month LIBOR	Quarterly	3.09%	Semi-Annual	N/A		11/29/24	USD	257,640	32,449,343	—	32,449,343
3 month LIBOR	Quarterly	2.52%	Semi-Annual	N/A		02/28/25	USD	285,390	31,821,616	—	31,821,616
6 month SOR	Semi-Annual	0.80%	Semi-Annual	03/16/22	(a)	03/16/25	SGD	54,195	209,906	—	209,906
(0.18)%	Annual	6 month EURIBOR	Semi-Annual	N/A		03/18/25	EUR	7,195	(77,166)	—	(77,166)

SCHEDULES OF INVESTMENTS	119

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
0.49%	Semi-Annual	3 month LIBOR	Quarterly	N/A		04/07/25	USD	53,620	$(350,545)	$—	$(350,545)
0.63%	Semi-Annual	3 month LIBOR	Quarterly	N/A		04/14/25	USD	53,730	(711,581)	—	(711,581)
28 day MXIBTIIE	Monthly	5.20%	Monthly	N/A		05/02/25	MXN	1,575,202	1,174,995	—	1,174,995
3 month BA	Semi-Annual	0.75%	Semi-Annual	N/A		05/26/25	CAD	30,000	(2,306)	—	(2,306)
0.40%	Semi-Annual	3 month LIBOR	Quarterly	N/A		05/28/25	USD	74,000	(280,331)	(46,700)	(233,631)
3 month LIBOR	Quarterly	0.36%	Semi-Annual	N/A		06/02/25	USD	48,560	92,587	—	92,587
3 month BA	Semi-Annual	0.82%	Semi-Annual	N/A		06/03/25	CAD	10,087	22,231	—	22,231
3 month BA	Semi-Annual	0.82%	Semi-Annual	N/A		06/03/25	CAD	10,088	24,080	—	24,080
6 month EURIBOR	Semi-Annual	(0.33)%	Annual	N/A		06/23/25	EUR	82,570	73,838	—	73,838
6 month EURIBOR	Semi-Annual	(0.33)%	Annual	N/A		06/23/25	EUR	82,570	59,701	—	59,701
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	604,966	1,784,458	—	1,784,458
3 month LIBOR	Quarterly	0.76%	Semi-Annual	09/08/20	(a)	09/08/25	USD	17,436	368,987	—	368,987
0.82%	Semi-Annual	3 month LIBOR	Quarterly	09/08/20	(a)	09/08/25	USD	33,820	(817,053)	—	(817,053)
2.91%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/23/26	USD	10,069	(1,651,022)	—	(1,651,022)
28 day MXIBTIIE	Monthly	7.49%	Monthly	N/A		04/14/27	MXN	1,412,000	8,355,558	—	8,355,558
0.65%	Semi-Annual	3 month LIBOR	Quarterly	04/20/22	(a)	04/20/27	USD	7,990	(50,187)	—	(50,187)
3 month LIBOR	Quarterly	0.65%	Semi-Annual	06/20/22	(a)	06/20/27	USD	49,365	248,145	—	248,145
3 month LIBOR	Quarterly	0.68%	Semi-Annual	06/20/22	(a)	06/20/27	USD	49,365	315,697	—	315,697
2.93%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/24/28	USD	22,270	(4,535,652)	—	(4,535,652)
3.16%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/03/28	USD	12,489	(2,727,718)	—	(2,727,718)
0.19%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		01/04/29	JPY	3,027,670	(451,932)	—	(451,932)
3.04%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/16/29	USD	190,900	(42,442,816)	—	(42,442,816)
(0.07)%	Annual	6 month EURIBOR	Semi-Annual	09/10/20	(a)	08/15/29	EUR	54,400	(739,184)	—	(739,184)
3 month LIBOR	Quarterly	1.80%	Semi-Annual	N/A		01/07/30	USD	37,250	4,344,770	—	4,344,770
3 month LIBOR	Quarterly	1.73%	Semi-Annual	N/A		01/08/30	USD	37,000	4,056,074	—	4,056,074
		6 month
0.19%	Annual	EURIBOR	Semi-Annual	N/A		01/16/30	EUR	62,890	(2,754,428)	11,435	(2,765,863)
3 month LIBOR	Quarterly	1.75%	Semi-Annual	N/A		01/23/30	USD	30,100	3,385,688	—	3,385,688
3 month LIBOR	Quarterly	1.69%	Semi-Annual	N/A		01/28/30	USD	37,430	4,012,883	—	4,012,883
3 month LIBOR	Quarterly	1.58%	Semi-Annual	N/A		01/29/30	USD	37,420	3,596,229	—	3,596,229
3 month LIBOR	Quarterly	1.61%	Semi-Annual	N/A		01/30/30	USD	36,980	3,650,558	—	3,650,558
1.63%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/10/30	USD	37,380	(3,803,002)	—	(3,803,002)
6 month EURIBOR	Semi-Annual	0.00%	Annual	N/A		02/11/30	EUR	24,540	538,879	—	538,879
3 month LIBOR	Quarterly	1.51%	Semi-Annual	N/A		02/12/30	USD	38,230	3,432,060	—	3,432,060
3 month LIBOR	Quarterly	0.68%	Semi-Annual	09/30/20	(a)	02/15/30	USD	50,140	252,714	—	252,714
1.31%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/27/30	USD	37,070	(2,596,324)	—	(2,596,324)
3 month LIBOR	Quarterly	1.32%	Semi-Annual	N/A		02/28/30	USD	23,250	1,635,193	—	1,635,193
6 month EURIBOR	Semi-Annual	(0.21)%	Annual	N/A		03/09/30	EUR	2,788	(5,038)	—	(5,038)
0.66%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/11/30	USD	9,150	(51,281)	—	(51,281)
3 month LIBOR	Quarterly	0.71%	Semi-Annual	N/A		03/25/30	USD	1,800	17,266	—	17,266
0.68%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/25/30	USD	29,860	(216,994)	—	(216,994)
3 month LIBOR	Quarterly	0.64%	Semi-Annual	N/A		04/07/30	USD	27,960	(22,911)	—	(22,911)
3 month LIBOR	Quarterly	0.82%	Semi-Annual	N/A		04/14/30	USD	28,050	479,032	—	479,032
3 month LIBOR	Quarterly	1.57%	Semi-Annual	N/A		04/29/30	USD	41,260	3,804,931	—	3,804,931
28 day MXIBTIIE	Monthly	5.99%	Monthly	N/A		05/02/30	MXN	420,170	489,991	—	489,991
28 day MXIBTIIE	Monthly	6.03%	Monthly	N/A		05/02/30	MXN	420,170	548,611	—	548,611
28 day MXIBTIIE	Monthly	6.03%	Monthly	N/A		05/03/30	MXN	375,670	484,710	—	484,710
3 month LIBOR	Quarterly	0.62%	Semi-Annual	N/A		05/04/30	USD	23,870	(31,930)	—	(31,930)
3 month LIBOR	Quarterly	0.64%	Semi-Annual	N/A		05/05/30	USD	30,180	27,770	—	27,770
28 day MXIBTIIE	Monthly	5.96%	Monthly	N/A		05/06/30	MXN	303,667	320,363	—	320,363
0.65%	Semi-Annual	3 month LIBOR	Quarterly	N/A		06/02/30	USD	24,780	(36,110)	—	(36,110)
3 month LIBOR	Quarterly	0.67%	Semi-Annual	N/A		06/03/30	USD	21,920	68,962	—	68,962
3 month LIBOR	Quarterly	0.70%	Semi-Annual	N/A		06/23/30	USD	9,320	60,123	—	60,123
0.69%	Semi-Annual	3 month LIBOR	Quarterly	N/A		06/23/30	USD	74,009	(387,789)	—	(387,789)

120	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
0.66%	Semi-Annual	3 month LIBOR	Quarterly	N/A		06/30/30	USD	7,230	$(16,723)	$—	$(16,723)
3 month LIBOR	Quarterly	0.64%	Semi-Annual	07/02/20	(a)	07/02/30	USD	4,800	—	—	—
1.76%	Semi-Annual	3 month LIBOR	Quarterly	07/09/20	(a)	07/09/30	USD	34,325	(3,798,414)	—	(3,798,414)
0.67%	Semi-Annual	3 month LIBOR	Quarterly	07/17/20	(a)	07/17/30	USD	19,940	(54,814)	—	(54,814)
0.70%	Semi-Annual	3 month LIBOR	Quarterly	07/22/20	(a)	07/22/30	USD	32,800	(183,817)	—	(183,817)
3 month LIBOR	Quarterly	0.64%	Semi-Annual	08/12/20	(a)	08/12/30	USD	194,120	(250,246)	—	(250,246)
1.32%	Semi-Annual	3 month LIBOR	Quarterly	08/27/20	(a)	08/27/30	USD	59,190	(3,879,282)	—	(3,879,282)
3 month LIBOR	Quarterly	1.02%	Semi-Annual	09/08/20	(a)	09/08/30	USD	25,060	905,479	—	905,479
0.68%	Semi-Annual	3 month LIBOR	Quarterly	09/16/20	(a)	09/16/30	USD	37,030	(87,979)	—	(87,979)
0.65%	Semi-Annual	3 month LIBOR	Quarterly	11/04/20	(a)	11/04/30	USD	37,120	—	—	—
3 month LIBOR	Quarterly	0.80%	Semi-Annual	12/18/20	(a)	12/18/30	USD	51,015	613,958	—	613,958
3 month LIBOR	Quarterly	0.75%	Semi-Annual	12/21/20	(a)	12/21/30	USD	63,530	445,351	—	445,351
3 month LIBOR	Quarterly	2.45%	Semi-Annual	05/18/21	(a)	05/18/31	USD	24,530	4,183,609	—	4,183,609
0.76%	Semi-Annual	3 month LIBOR	Quarterly	06/03/21	(a)	06/03/31	USD	44,641	(186,480)	—	(186,480)
3 month LIBOR	Quarterly	2.10%	Semi-Annual	06/22/21	(a)	06/22/31	USD	11,990	1,626,043	—	1,626,043
1.11%	Semi-Annual	3 month LIBOR	Quarterly	03/08/22	(a)	03/08/32	USD	16,330	(508,852)	—	(508,852)
0.76%	Semi-Annual	3 month LIBOR	Quarterly	05/03/22	(a)	05/03/32	USD	96,700	447,223	—	447,223
0.77%	Semi-Annual	3 month LIBOR	Quarterly	05/04/22	(a)	05/04/32	USD	99,160	411,362	—	411,362
3 month LIBOR	Quarterly	0.79%	Semi-Annual	05/09/22	(a)	05/09/32	USD	38,440	(70,724)	—	(70,724)
0.36%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		02/04/34	JPY	686,850	(215,662)	—	(215,662)
0.34%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		02/08/34	JPY	2,063,230	(597,011)	—	(597,011)
0.34%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		03/14/34	JPY	832,160	(241,647)	—	(241,647)
1.65%	Semi-Annual	3 month LIBOR	Quarterly	08/22/24	(a)	08/22/34	USD	35,950	(2,231,956)	—	(2,231,956)
1.91%	Semi-Annual	3 month LIBOR	Quarterly	10/21/24	(a)	10/21/34	USD	28,030	(2,416,843)	—	(2,416,843)
1.93%	Semi-Annual	3 month LIBOR	Quarterly	10/22/24	(a)	10/22/34	USD	35,870	(3,181,255)	—	(3,181,255)
1.98%	Semi-Annual	3 month LIBOR	Quarterly	10/23/24	(a)	10/23/34	USD	6,750	(629,886)	—	(629,886)
2.00%	Semi-Annual	3 month LIBOR	Quarterly	11/07/24	(a)	11/07/34	USD	39,630	(3,749,742)	—	(3,749,742)
2.11%	Semi-Annual	3 month LIBOR	Quarterly	11/12/24	(a)	11/12/34	USD	40,100	(4,225,597)	—	(4,225,597)
6 month JPY LIBOR	Semi-Annual	0.14%	Semi-Annual	N/A		02/12/35	JPY	4,386,860	11,424	—	11,424
0.62%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		12/14/38	JPY	745,100	(523,460)	—	(523,460)
0.41%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		04/03/39	JPY	957,530	(337,289)	—	(337,289)
0.33%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		06/10/39	JPY	765,570	(156,267)	—	(156,267)
0.30%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		06/17/39	JPY	762,350	(109,561)	—	(109,561)
0.17%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		08/08/39	JPY	843,230	68,438	—	68,438
2.10%	Semi-Annual	3 month LIBOR	Quarterly	10/23/29	(a)	10/23/39	USD	21,410	(1,884,462)	—	(1,884,462)
2.14%	Semi-Annual	3 month LIBOR	Quarterly	11/15/29	(a)	11/15/39	USD	43,980	(4,026,418)	—	(4,026,418)
6 month JPY LIBOR	Semi-Annual	0.22%	Semi-Annual	N/A		02/12/40	JPY	1,517,250	(9,637)	—	(9,637)
0.72%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	03/21/24	(a)	03/21/44	JPY	511,110	(365,647)	—	(365,647)
0.20%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	08/28/24	(a)	08/28/44	JPY	467,030	116,171	—	116,171
0.37%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	01/30/25	(a)	01/30/45	JPY	846,850	(37,702)	—	(37,702)
0.92%	Semi-Annual	3 month LIBOR	Quarterly	09/30/20	(a)	11/15/45	USD	23,645	1,130	(11,313)	12,443
2.38%	Semi-Annual	3 month LIBOR	Quarterly	07/05/39	(a)	07/05/49	USD	17,160	(1,960,198)	—	(1,960,198)
1.71%	Semi-Annual	3 month LIBOR	Quarterly	08/16/39	(a)	08/16/49	USD	15,760	(909,080)	—	(909,080)
1.67%	Semi-Annual	3 month LIBOR	Quarterly	08/17/39	(a)	08/17/49	USD	12,140	(656,653)	—	(656,653)
0.43%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		01/09/50	JPY	794,000	(266,759)	—	(266,759)

SCHEDULES OF INVESTMENTS	121

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
0.43%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		01/10/50	JPY	794,000	$(268,913)	$—	$(268,913)
0.38%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		01/10/50	JPY	794,000	(161,754)	—	(161,754)
0.40%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		01/10/50	JPY	794,000	(208,298)	—	(208,298)
3 month LIBOR	Quarterly	1.83%	Semi-Annual	N/A		02/10/50	USD	14,710	3,717,087	—	3,717,087
3 month LIBOR	Quarterly	0.69%	Semi-Annual	N/A		03/11/50	USD	3,250	(194,118)	—	(194,118)
0.92%	Semi-Annual	3 month LIBOR	Quarterly	N/A		05/26/50	USD	109,180	86,902	—	86,902
2.37%	Semi-Annual	3 month LIBOR	Quarterly	N/A		06/15/50	USD	2,730	(1,087,763)	—	(1,087,763)
0.06%	Annual	6 month EURIBOR	Semi-Annual	N/A		06/23/50	EUR	13,675	(127,598)	—	(127,598)
0.06%	Annual	6 month EURIBOR	Semi-Annual	N/A		06/23/50	EUR	13,675	(113,520)	—	(113,520)
3 month LIBOR	Quarterly	0.88%	Semi-Annual	07/02/20	(a)	07/02/50	USD	6,243	(5,792)	(5,792)	—
0.89%	Semi-Annual	3 month LIBOR	Quarterly	07/02/20	(a)	07/02/50	USD	55,356	—	—	—
1.04%	Semi-Annual	3 month LIBOR	Quarterly	07/16/20	(a)	07/16/50	USD	14,807	(470,109)	—	(470,109)
3 month LIBOR	Quarterly	1.25%	Semi-Annual	09/08/20	(a)	09/08/50	USD	5,756	515,169	—	515,169
1.15%	Semi-Annual	3 month LIBOR	Quarterly	06/08/21	(a)	06/08/51	USD	37,008	(2,142,131)	—	(2,142,131)
1.18%	Semi-Annual	3 month LIBOR	Quarterly	06/15/21	(a)	06/15/51	USD	12,068	(785,646)	—	(785,646)
1.14%	Semi-Annual	3 month LIBOR	Quarterly	06/20/22	(a)	06/20/52	USD	8,975	(408,605)	—	(408,605)
1.09%	Semi-Annual	3 month LIBOR	Quarterly	06/20/22	(a)	06/20/52	USD	8,975	(296,893)	—	(296,893)
3 month LIBOR	Quarterly	3.08%	Semi-Annual	02/20/23	(a)	02/20/53	USD	12,220	6,899,663	—	6,899,663
3 month LIBOR	Quarterly	1.93%	Semi-Annual	12/01/26	(a)	12/01/56	USD	2,880	683,012	—	683,012

									$49,018,609	$107,059	$48,911,550

(a)	Forward swap.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3.41%	At Termination	UK Retail Price Index All Items Monthly	At Termination	12/15/24	GBP	14,865	$(525,671)	$—	$(525,671)
3.45%	At Termination	UK Retail Price Index AlI Items Monthly	At Termination	12/15/24	GBP	65,735	(2,510,982)	—	(2,510,982)
3.51%	At Termination	UK Retail Price Index All Items Monthly	At Termination	12/15/24	GBP	65,730	(2,779,222)	—	(2,779,222)
3.35%	At Termination	UK Retail Price Index All Items Monthly	At Termination	01/15/25	GBP	32,865	(1,030,066)	—	(1,030,066)
3.30%	At Termination	UK Retail Price Index All Items Monthly	At Termination	02/15/25	GBP	67,710	(1,591,884)	—	(1,591,884)
1.32%	At Termination	1 month HICPXT	At Termination	03/15/29	EUR	40,980	(2,823,389)	—	(2,823,389)
UK Retail Price Index All Items Monthly	At Termination	3.71%	At Termination	08/15/29	GBP	6,750	580,016	—	580,016
UK Retail Price Index All Items Monthly	At Termination	3.73%	At Termination	08/15/29	GBP	6,750	597,293	—	597,293
UK Retail Price Index All Items Monthly	At Termination	3.75%	At Termination	08/15/29	GBP	6,650	611,174	—	611,174
1.84%	At Termination	1 month USCPI	At Termination	09/13/29	USD	16,560	(690,112)	—	(690,112)
1.92%	At Termination	1 month USCPI	At Termination	12/12/29	USD	40,565	(2,035,099)	—	(2,035,099)
UK Retail Price Index All Items Monthly	At Termination	3.51%	At Termination	12/15/29	GBP	14,865	594,812	—	594,812
UK Retail Price Index All Items Monthly	At Termination	3.53%	At Termination	12/15/29	GBP	65,735	2,850,548	—	2,850,548

122	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Inflation Swaps (continued)

Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
UK Retail Price Index All Items Monthly	At Termination	3.58%	At Termination	12/15/29	GBP	65,730	$3,402,494	$—	$3,402,494
UK Retail Price Index All Items Monthly	At Termination	3.48%	At Termination	01/15/30	GBP	32,865	1,167,709	—	1,167,709
1.96%	At Termination	1 month USCPI	At Termination	01/16/30	USD	32,100	(1,819,699)	—	(1,819,699)
1.05%	At Termination	1 month HICPXT	At Termination	02/15/30	EUR	24,375	(808,357)	—	(808,357)
UK Retail Price Index All Items Monthly	At Termination	3.41%	At Termination	02/15/30	GBP	67,710	1,256,967	—	1,256,967
UK Retail Price Index All Items Monthly	At Termination	3.27%	At Termination	03/15/30	GBP	10,330	(32,325)	—	(32,325)
UK Retail Price Index All Items Monthly	At Termination	3.33%	At Termination	05/15/30	GBP	8,610	10,571	—	10,571

							$(5,575,222)	$—	$(5,575,222)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	61,427	$(100,286)	$40,727	$(141,013)
Australia & New Zealand Banking Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	7,952	(37,685)	(3,891)	(33,794)
Australia & New Zealand Banking Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	10,000	(47,389)	(454)	(46,935)
Australia & New Zealand Banking Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	12,048	(57,092)	(5,357)	(51,735)
Avis Budget Car Rental LLC	5.00	Quarterly	Barclays Bank plc	12/20/20	USD	4,350	40,111	392,070	(351,959)
Avis Budget Car Rental LLC	5.00	Quarterly	Barclays Bank plc	12/20/20	USD	4,355	99,839	491,465	(391,626)
Avis Budget Car Rental LLC	5.00	Quarterly	Barclays Bank plc	12/20/20	USD	4,355	40,157	632,768	(592,611)
Avis Budget Car Rental LLC	5.00	Quarterly	Goldman Sachs International	12/20/20	USD	4,345	40,065	343,329	(303,264)
Chesapeake Energy Corp.	5.00	Quarterly	Goldman Sachs International	12/20/20	USD	1,727	1,681,552	306,249	1,375,303
Chesapeake Energy Corp.	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	6,990	6,805,657	995,130	5,810,527
Commonwealth Bank of Australia	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	11,500	(55,199)	(4,088)	(51,111)
Commonwealth Bank of Australia	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	10,000	(47,999)	(2,682)	(45,317)
ITOCHU Corp.	1.00	Quarterly	Goldman Sachs International	12/20/20	JPY	320,235	(14,426)	(858)	(13,568)
ITOCHU Corp.	1.00	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(13,210)	(742)	(12,468)
ITOCHU Corp.	1.00	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(13,210)	(831)	(12,379)
ITOCHU Corp.	1.00	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(13,210)	(785)	(12,425)
Mitsubishi Corp.	1.00	Quarterly	Barclays Bank plc	12/20/20	JPY	475,732	(21,524)	(3,719)	(17,805)
Mitsubishi Corp.	1.00	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(13,268)	(1,625)	(11,643)
Mitsui & Co. Ltd.	1.00	Quarterly	Goldman Sachs International	12/20/20	JPY	586,510	(26,429)	(1,292)	(25,137)
Mitsui & Co. Ltd.	1.00	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(13,215)	(569)	(12,646)
National Australia Bank Ltd.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	10,000	(47,150)	(1,347)	(45,803)
Standard Chartered Bank	1.00	Quarterly	BNP Paribas SA	12/20/20	EUR	4,650	(23,645)	7,792	(31,437)
Standard Chartered Bank	1.00	Quarterly	BNP Paribas SA	12/20/20	EUR	8,220	(41,798)	12,851	(54,649)
Standard Chartered Bank	1.00	Quarterly	Goldman Sachs International	12/20/20	EUR	6,050	(30,763)	4,743	(35,506)
Standard Chartered Bank	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	2,410	(12,255)	4,117	(16,372)
Sumitomo Corp.	1.00	Quarterly	Barclays Bank plc	12/20/20	JPY	249,377	(11,213)	465	(11,678)
Sumitomo Corp.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/20	JPY	253,165	(11,383)	984	(12,367)
Westpac Banking Corp.	1.00	Quarterly	Citibank NA	12/20/20	USD	10,000	(47,550)	(3,129)	(44,421)
Altice Luxembourg SA	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/21	EUR	2,070	(89,410)	(69,965)	(19,445)
Carnival Corp.	1.00	Quarterly	Goldman Sachs International	06/20/21	USD	2,700	248,897	230,393	18,504
Casino Guichard Perrachon SA	5.00	Quarterly	Barclays Bank plc	06/20/21	EUR	2,000	14,594	29,551	(14,957)
Delta Air Lines, Inc.	5.00	Quarterly	BNP Paribas SA	06/20/21	USD	1,000	19,047	97,107	(78,060)
Ford Motor Co.	5.00	Quarterly	Goldman Sachs International	06/20/21	USD	2,250	(34,018)	56,224	(90,242)
ITRAXX.JPN.25.V1	1.00	Quarterly	Bank of America NA	06/20/21	JPY	769,231	(68,978)	(16,638)	(52,340)
ITRAXX.JPN.25.V1	1.00	Quarterly	Bank of America NA	06/20/21	JPY	1,230,769	(110,364)	(25,133)	(85,231)

SCHEDULES OF INVESTMENTS	123

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.JPN.25.V1	1.00%	Quarterly	Barclays Bank plc	06/20/21	JPY	461,538	$(41,387)	$(10,103)	$(31,284)
ITRAXX.JPN.25.V1	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/21	JPY	384,615	(34,489)	(10,650)	(23,839)
ITRAXX.JPN.25.V1	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/21	JPY	769,231	(68,978)	(17,569)	(51,409)
ITRAXX.JPN.25.V1	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/21	JPY	384,615	(34,489)	(8,784)	(25,705)
Casino Guichard Perrachon SA	5.00	Quarterly	Morgan Stanley & Co. International plc	12/20/21	EUR	4,070	53,988	(15,650)	69,638
Iceland Bondco plc	5.00	Quarterly	Credit Suisse International	12/20/21	EUR	2,250	57,140	22,014	35,126
Iceland Bondco plc	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/21	EUR	200	5,079	1,566	3,513
Iceland Bondco plc	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/21	EUR	1,230	31,236	4,825	26,411
JPMorgan Structured Products BV	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/21	EUR	2,120	42,956	136,613	(93,657)
Vue International Bidco plc	5.00	Quarterly	Credit Suisse International	12/20/21	EUR	4,210	349,224	(85,129)	434,353
Altice Luxembourg SA	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/22	EUR	1,870	(116,996)	(38,352)	(78,644)
Bausch Health Cos., Inc.	5.00	Quarterly	Citibank NA	06/20/22	EUR	4,500	(347,251)	(324,628)	(22,623)
Ford Motor Co.	5.00	Quarterly	Goldman Sachs International	06/20/22	USD	1,350	(25,174)	79,864	(105,038)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/22	EUR	2,920	380,538	(5,721)	386,259
Intrum AB	5.00	Quarterly	Credit Suisse International	06/20/22	EUR	4,430	148,650	268,287	(119,637)
Marks & Spencer plc	1.00	Quarterly	Barclays Bank plc	06/20/22	EUR	1,500	42,584	55,126	(12,542)
Marks & Spencer plc	1.00	Quarterly	Deutsche Bank AG	06/20/22	EUR	1,000	28,390	30,810	(2,420)
Staples, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/22	USD	1,670	356,402	211,449	144,953
Staples, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/22	USD	1,125	240,091	128,550	111,541
Staples, Inc.	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/22	USD	1,550	330,792	267,693	63,099
Casino Guichard Perrachon SA	5.00	Quarterly	Goldman Sachs International	12/20/22	EUR	5,390	141,446	213,360	(71,914)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/22	EUR	6,710	998,285	(84,090)	1,082,375
Iceland Bondco plc	5.00	Quarterly	Credit Suisse International	12/20/22	EUR	2,130	138,483	189,708	(51,225)
Iceland Bondco plc	5.00	Quarterly	Credit Suisse International	12/20/22	EUR	1,670	108,576	66,962	41,614
Vue International Bidco plc	5.00	Quarterly	Credit Suisse International	12/20/22	EUR	850	91,196	31,370	59,826
Ally Financial, Inc.	5.00	Quarterly	Goldman Sachs International	06/20/23	USD	2,230	(259,732)	(186,276)	(73,456)
Cable & Wireless International Finance BV	5.00	Quarterly	Goldman Sachs International	12/20/23	EUR	1,017	(175,565)	(143,035)	(32,530)
Cable & Wireless International Finance BV	5.00	Quarterly	Goldman Sachs International	12/20/23	EUR	965	(166,611)	(142,566)	(24,045)
Cable & Wireless International Finance BV	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	661	(114,117)	(97,899)	(16,218)
KB Home	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	5,714	(584,668)	(333,425)	(251,243)
Realogy Group LLC	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	2,856	105,273	(19,476)	124,749
RR Donnelley & Sons Co.	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	2,860	438,329	100,824	337,505
Allstate Corp. (The)	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	10,000	(358,818)	(297,965)	(60,853)
Beazer Homes USA, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/24	USD	2,265	(103,163)	(120,290)	17,127
Beazer Homes USA, Inc.	5.00	Quarterly	BNP Paribas SA	06/20/24	USD	2,500	(113,867)	(126,437)	12,570
Beazer Homes USA, Inc.	5.00	Quarterly	BNP Paribas SA	06/20/24	USD	2,500	(113,867)	(117,167)	3,300
Jaguar Land Rover Automotive plc	5.00	Quarterly	BNP Paribas SA	06/20/24	EUR	1,122	152,457	37,741	114,716
Jaguar Land Rover Automotive plc	5.00	Quarterly	Credit Suisse International	06/20/24	EUR	1,240	168,490	81,746	86,744
Jaguar Land Rover Automotive plc	5.00	Quarterly	Credit Suisse International	06/20/24	EUR	748	101,638	25,160	76,478
Jaguar Land Rover Automotive plc	5.00	Quarterly	Credit Suisse International	06/20/24	EUR	1,130	153,544	49,696	103,848
Jaguar Land Rover Automotive plc	5.00	Quarterly	Credit Suisse International	06/20/24	EUR	3,430	466,066	216,639	249,427
Jaguar Land Rover Automotive plc	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	1,870	254,095	67,503	186,592
Lowe’s Cos., Inc.	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	10,000	(315,256)	(223,846)	(91,410)
Northrop Grumman Systems Corp.	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	10,000	(348,518)	(289,717)	(58,801)
Pfizer, Inc.	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	10,000	(315,621)	(270,135)	(45,486)
Staples, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/24	USD	1,900	676,153	45,287	630,866
Stonegate Pub Co. Financing plc	5.00	Quarterly	Credit Suisse International	06/20/24	EUR	1,800	(21,872)	(62,154)	40,282
Sudzucker International Finance BV	1.00	Quarterly	Barclays Bank plc	06/20/24	EUR	2,800	(16,570)	45,902	(62,472)
Sudzucker International Finance BV	1.00	Quarterly	Citibank NA	06/20/24	EUR	2,820	(16,689)	46,001	(62,690)

124	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Tenet Healthcare Corp.	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	2,483	$37,304	$(23,237)	$60,541
Tenet Healthcare Corp.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	2,785	25,180	(79,978)	105,158
Tenet Healthcare Corp.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	2,750	24,863	(78,904)	103,767
Tenet Healthcare Corp.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	2,347	35,260	(26,569)	61,829
Tenet Healthcare Corp.	5.00	Quarterly	Goldman Sachs International	06/20/24	USD	2,750	24,863	(78,904)	103,767
Tenet Healthcare Corp.	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	1,000	9,041	(10,953)	19,994
Walt Disney Co. (The)	1.00	Quarterly	BNP Paribas SA	06/20/24	USD	6,080	(196,518)	(187,079)	(9,439)
Walt Disney Co. (The)	1.00	Quarterly	BNP Paribas SA	06/20/24	USD	6,199	(200,350)	(186,478)	(13,872)
Accor SA	1.00	Quarterly	Barclays Bank plc	12/20/24	EUR	6,277	332,070	(60,543)	392,613
Accor SA	1.00	Quarterly	Goldman Sachs International	12/20/24	EUR	2,093	110,725	(15,110)	125,835
Altice Finco SA	5.00	Quarterly	Credit Suisse International	12/20/24	EUR	200	(14,199)	(20,162)	5,963
Altice Finco SA	5.00	Quarterly	Credit Suisse International	12/20/24	EUR	1,680	(119,275)	(169,360)	50,085
Altice Finco SA	5.00	Quarterly	Credit Suisse International	12/20/24	EUR	260	(18,459)	(31,828)	13,369
Altice Finco SA	5.00	Quarterly	Credit Suisse International	12/20/24	EUR	2,190	(155,484)	(268,091)	112,607
Ardagh Packaging Finance plc	5.00	Quarterly	BNP Paribas SA	12/20/24	EUR	2,100	(264,076)	(140,553)	(123,523)
Ardagh Packaging Finance plc	5.00	Quarterly	Citibank NA	12/20/24	EUR	1,843	(231,772)	(284,631)	52,859
Ardagh Packaging Finance plc	5.00	Quarterly	Credit Suisse International	12/20/24	EUR	5,308	(667,486)	(780,231)	112,745
Ardagh Packaging Finance plc	5.00	Quarterly	Morgan Stanley & Co. International plc	12/20/24	EUR	848	(106,588)	(114,021)	7,433
Ardagh Packaging Finance plc	5.00	Quarterly	Morgan Stanley & Co. International plc	12/20/24	EUR	913	(114,787)	(122,792)	8,005
Avis Budget Car Rental LLC	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	2,960	519,367	222,238	297,129
Avis Budget Car Rental LLC	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	1,500	263,193	112,621	150,572
Boeing Co. (The)	1.00	Quarterly	BNP Paribas SA	12/20/24	USD	4,760	284,419	(84,966)	369,385
Boeing Co. (The)	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/24	USD	11,875	709,554	(125,473)	835,027
Caterpillar, Inc.	1.00	Quarterly	Goldman Sachs International	12/20/24	USD	7,750	(259,178)	(178,275)	(80,903)
Devon Energy Corp.	1.00	Quarterly	BNP Paribas SA	12/20/24	USD	1,920	40,087	(4,882)	44,969
Devon Energy Corp.	1.00	Quarterly	Citibank NA	12/20/24	USD	2,250	46,977	(13,252)	60,229
Financial Guaranty Insurance Company	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	5,260	2,279	144,319	(142,040)
Financial Guaranty Insurance Company	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	2,905	1,259	79,705	(78,446)
Hess Corp.	1.00	Quarterly	BNP Paribas SA	12/20/24	USD	2,150	28,751	62,123	(33,372)
HSBC Holdings plc	1.00	Quarterly	Citibank NA	12/20/24	EUR	4,185	33,721	10,206	23,515
ITV plc	5.00	Quarterly	Goldman Sachs International	12/20/24	EUR	4,480	(734,472)	(792,137)	57,665
Jaguar Land Rover Automotive plc	5.00	Quarterly	Credit Suisse International	12/20/24	EUR	840	132,791	(16,932)	149,723
Netflix, Inc.	5.00	Quarterly	Barclays Bank plc	12/20/24	USD	1,076	(167,943)	(194,357)	26,414
Netflix, Inc.	5.00	Quarterly	Citibank NA	12/20/24	USD	993	(155,024)	(176,779)	21,755
Netflix, Inc.	5.00	Quarterly	Citibank NA	12/20/24	USD	1,242	(193,780)	(214,980)	21,200
Netflix, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/24	USD	662	(103,349)	(119,604)	16,255
Next Group plc	1.00	Quarterly	Barclays Bank plc	12/20/24	EUR	6,250	266,591	59,263	207,328
Occidental Petroleum Corp.	1.00	Quarterly	Barclays Bank plc	12/20/24	USD	8,700	1,694,174	4,081,552	(2,387,378)
OTE plc	5.00	Quarterly	BNP Paribas SA	12/20/24	EUR	3,800	(847,208)	(784,147)	(63,061)
Republic of Italy	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	40,820	1,054,938	737,004	317,934
Standard Chartered plc	1.00	Quarterly	Citibank NA	12/20/24	EUR	8,420	82,234	50,490	31,744
Standard Chartered plc	1.00	Quarterly	Goldman Sachs International	12/20/24	EUR	6,230	60,846	(30,568)	91,414
Staples, Inc.	5.00	Quarterly	BNP Paribas SA	12/20/24	USD	1,500	563,840	20,986	542,854
Sudzucker International Finance BV	1.00	Quarterly	Bank of America NA	12/20/24	EUR	2,100	(3,411)	(20,255)	16,844
Sudzucker International Finance BV	1.00	Quarterly	BNP Paribas SA	12/20/24	EUR	2,100	(3,411)	(20,475)	17,064
Sunrise Communications AG	5.00	Quarterly	Barclays Bank plc	12/20/24	EUR	4,130	(923,245)	(819,816)	(103,429)
Sunrise Communications AG	5.00	Quarterly	Credit Suisse International	12/20/24	EUR	5,440	(1,216,090)	(1,160,023)	(56,067)
UniCredit SpA	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/24	EUR	2,800	271,275	124,797	146,478
UniCredit SpA	5.00	Quarterly	Citibank NA	12/20/24	EUR	4,200	(401,689)	(607,881)	206,192
Xerox Corp.	1.00	Quarterly	Barclays Bank plc	12/20/24	USD	4,615	411,141	306,252	104,889
Ally Financial, Inc.	5.00	Quarterly	Citibank NA	06/20/25	USD	880	(153,395)	(94,191)	(59,204)
Ally Financial, Inc.	5.00	Quarterly	Citibank NA	06/20/25	USD	1,320	(230,092)	(141,265)	(88,827)
Altice France SA	5.00	Quarterly	Credit Suisse International	06/20/25	EUR	4,477	(530,386)	(541,903)	11,517
Anglo American Capital plc	5.00	Quarterly	Barclays Bank plc	06/20/25	EUR	4,500	(933,780)	(910,893)	(22,887)
Anglo American Capital plc	5.00	Quarterly	Deutsche Bank AG	06/20/25	EUR	2,290	(475,190)	(478,315)	3,125
ArcelorMittal SA	5.00	Quarterly	Credit Suisse International	06/20/25	EUR	2,250	(273,348)	—	(273,348)
Avis Budget Car Rental LLC	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	USD	4,370	940,003	540,410	399,593

SCHEDULES OF INVESTMENTS	125

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Avnet, Inc.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/25	USD	5,250	$ (104,003)	$ (115,505)	$ 11,502
Banco Bilbao Vizcaya Argentaria SA	1.00	Quarterly	Citibank NA	06/20/25	EUR	2,150	107,808	326,369	(218,561)
Banco Bilbao Vizcaya Argentaria SA	1.00	Quarterly	Citibank NA	06/20/25	EUR	2,150	107,808	328,264	(220,456)
Banco Bilbao Vizcaya Argentaria SA	5.00	Quarterly	Citibank NA	06/20/25	EUR	2,240	(380,130)	(225,756)	(154,374)
Banco Santander SA	1.00	Quarterly	Citibank NA	06/20/25	EUR	2,133	94,828	306,746	(211,918)
Banco Santander SA	1.00	Quarterly	Citibank NA	06/20/25	EUR	2,200	97,806	316,381	(218,575)
BP plc	1.00	Quarterly	Barclays Bank plc	06/20/25	EUR	4,500	(29,483)	(32,212)	2,729
Caterpillar, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	2,250	(79,785)	(44,701)	(35,084)
Caterpillar, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	4,860	(172,335)	(94,278)	(78,057)
Caterpillar, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	6,800	(241,127)	(145,203)	(95,924)
Caterpillar, Inc.	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	USD	5,000	(177,299)	(72,277)	(105,022)
CenturyLink, Inc.	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	USD	2,220	254,175	288,890	(34,715)
Continental AG	1.00	Quarterly	Bank of America NA	06/20/25	EUR	2,780	20,484	113,397	(92,913)
Continental AG	1.00	Quarterly	Barclays Bank plc	06/20/25	EUR	4,500	33,157	179,994	(146,837)
Crown European Holdings SA	5.00	Quarterly	Goldman Sachs International	06/20/25	EUR	900	(172,250)	(164,514)	(7,736)
Daimler AG	1.00	Quarterly	Citibank NA	06/20/25	EUR	6,910	3,460	—	3,460
Daimler AG	1.00	Quarterly	Deutsche Bank AG	06/20/25	EUR	13,820	6,920	7,584	(664)
Daimler AG	1.00	Quarterly	Deutsche Bank AG	06/20/25	EUR	6,910	3,460	(11,371)	14,831
Deutsche Telekom International Finance BV	1.00	Quarterly	Barclays Bank plc	06/20/25	EUR	4,440	(153,498)	(161,995)	8,497
Deutsche Telekom International Finance BV	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	4,430	(153,153)	(168,627)	15,474
Enel SpA	1.00	Quarterly	Deutsche Bank AG	06/20/25	EUR	4,747	(96,100)	(27,684)	(68,416)
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	2,230	158,855	258,310	(99,455)
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	4,480	319,135	546,485	(227,350)
Federative Republic of Brazil	1.00	Quarterly	HSBC Bank plc	06/20/25	USD	4,480	319,135	352,744	(33,609)
Federative Republic of Brazil	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	USD	32,900	2,343,644	4,162,750	(1,819,106)
Federative Republic of Brazil	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	USD	30,000	2,137,061	4,199,173	(2,062,112)
Ford Motor Co.	5.00	Quarterly	Bank of America NA	06/20/25	USD	960	10,558	119,721	(109,163)
Ford Motor Co.	5.00	Quarterly	Barclays Bank plc	06/20/25	USD	1,440	15,837	207,319	(191,482)
General Electric Co.	1.00	Quarterly	BNP Paribas SA	06/20/25	USD	4,370	159,754	264,233	(104,479)
Glencore International AG	5.00	Quarterly	Citibank NA	06/20/25	EUR	4,500	(764,493)	(325,004)	(439,489)
Glencore International AG	5.00	Quarterly	Citibank NA	06/20/25	EUR	2,300	(390,741)	(166,113)	(224,628)
Glencore International AG	5.00	Quarterly	Goldman Sachs International	06/20/25	EUR	4,460	(757,698)	(693,061)	(64,637)
Halliburton Co.	1.00	Quarterly	BNP Paribas SA	06/20/25	USD	3,055	37,878	292,819	(254,941)
Halliburton Co.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	1,310	16,242	125,384	(109,142)
HeidelbergCement AG	5.00	Quarterly	Goldman Sachs International	06/20/25	EUR	4,460	(942,283)	(910,805)	(31,478)
HSBC Holdings plc	1.00	Quarterly	BNP Paribas SA	06/20/25	EUR	4,460	63,196	107,631	(44,435)
HSBC Holdings plc	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	EUR	8,060	114,206	233,007	(118,801)
ITV plc	5.00	Quarterly	Credit Suisse International	06/20/25	EUR	1,345	(235,510)	(130,378)	(105,132)
JPMorgan Structured Products BV	1.00	Quarterly	Citibank NA	06/20/25	EUR	2,235	264,321	364,440	(100,119)
JPMorgan Structured Products BV	1.00	Quarterly	Citibank NA	06/20/25	EUR	2,235	264,321	361,988	(97,667)
Macy’s Retail Holdings, Inc.	1.00	Quarterly	BNP Paribas SA	06/20/25	USD	1,500	496,176	374,524	121,652
Macy’s Retail Holdings, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	1,000	330,784	241,423	89,361
Michelin Luxembourg SCS	1.00	Quarterly	Deutsche Bank AG	06/20/25	EUR	4,460	(140,486)	(47,486)	(93,000)
Monitchem HoldCo 3 SA	5.00	Quarterly	Barclays Bank plc	06/20/25	EUR	1,400	(148,312)	(138,815)	(9,497)
Monitchem HoldCo 3 SA	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	EUR	4,080	(432,222)	(448,193)	15,971
Next Group plc	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	3,340	173,128	308,874	(135,746)
Nokia OYJ	5.00	Quarterly	Goldman Sachs International	06/20/25	EUR	4,460	(929,981)	(821,192)	(108,789)
Occidental Petroleum Corp.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	880	185,401	248,225	(62,824)
Occidental Petroleum Corp.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	1,320	278,102	371,740	(93,638)
Peugeot SA	5.00	Quarterly	Goldman Sachs International	06/20/25	EUR	2,250	(316,335)	(298,430)	(17,905)
Renault SA	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	4,500	394,908	507,489	(112,581)
Repsol International Finance BV	1.00	Quarterly	Deutsche Bank AG	06/20/25	EUR	4,450	(11,611)	255,922	(267,533)
Repsol International Finance BV	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	2,280	(5,949)	101,954	(107,903)
Repsol International Finance BV	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	2,200	(5,740)	122,646	(128,386)
Repsol International Finance BV	1.00	Quarterly	HSBC Bank plc	06/20/25	EUR	2,280	(5,949)	123,735	(129,684)

126	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Chile	1.00%	Quarterly	Citibank NA	06/20/25	USD	21,986	$(151,240)	$687,398	$(838,638)
Republic of Italy	1.00	Quarterly	Bank of America NA	06/20/25	USD	20,400	643,480	1,284,769	(641,289)
Republic of South Africa	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	12,432	1,163,129	1,055,606	107,523
Republic of South Africa	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	15,556	1,455,344	1,353,897	101,447
Republic of South Africa	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	21,133	1,977,119	1,857,240	119,879
Republic of South Africa	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	21,974	2,055,806	1,754,132	301,674
Republic of South Africa	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	USD	107,379	10,045,991	14,397,655	(4,351,664)
Republic of the Philippines	1.00	Quarterly	Citibank NA	06/20/25	USD	78,630	(1,324,414)	2,650,932	(3,975,346)
SES SA	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	143	1,914	3,407	(1,493)
SES SA	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	137	1,830	3,587	(1,757)
SES SA	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	1,089	14,561	25,920	(11,359)
SES SA	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	1,041	13,920	27,285	(13,365)
SES SA	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	2,200	29,416	51,813	(22,397)
SES SA	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	2,290	30,620	67,478	(36,858)
Simon Property Group LP	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	4,300	128,651	306,028	(177,377)
Simon Property Group LP	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	1,190	35,604	127,599	(91,995)
Simon Property Group LP	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	1,010	30,218	82,388	(52,170)
Simon Property Group LP	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	USD	4,300	128,651	358,489	(229,838)
Southwest Airlines Co.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	2,825	153,592	91,370	62,222
Southwest Airlines Co.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	2,700	146,796	93,513	53,283
Southwest Airlines Co.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	2,700	146,796	93,513	53,283
Southwest Airlines Co.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	2,825	153,592	85,029	68,563
Southwest Airlines Co.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	3,750	203,883	222,044	(18,161)
Stonegate Pub Co. Financing plc	5.00	Quarterly	Credit Suisse International	06/20/25	EUR	900	16,893	(10,255)	27,148
Stora Enso OYJ	5.00	Quarterly	Citibank NA	06/20/25	EUR	4,467	(1,047,664)	(911,122)	(136,542)
Stora Enso OYJ	5.00	Quarterly	Credit Suisse International	06/20/25	EUR	5,570	(1,306,452)	(1,103,110)	(203,342)
Stora Enso OYJ	5.00	Quarterly	Goldman Sachs International	06/20/25	EUR	2,300	(539,469)	(489,831)	(49,638)
Sudzucker International Finance BV	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	3,861	9,987	122,988	(113,001)
Sudzucker International Finance BV	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	EUR	4,489	11,613	138,515	(126,902)
Telefonica SA	1.00	Quarterly	Barclays Bank plc	06/20/25	EUR	4,450	(29,620)	(34,611)	4,991
Telefonica SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	EUR	4,300	(28,622)	120,776	(149,398)
Teva Pharmaceutical Finance Co. BV	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	2,515	365,928	364,207	1,721
United Mexican States	1.00	Quarterly	Citibank NA	06/20/25	USD	34,440	930,735	3,383,415	(2,452,680)
Valeo SA	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	900	51,356	96,006	(44,650)
Valeo SA	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	2,300	131,244	264,368	(133,124)
Valeo SA	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	1,800	102,712	203,596	(100,884)
Valeo SA	1.00	Quarterly	Goldman Sachs International	06/20/25	EUR	530	30,243	51,839	(21,596)
Volkswagen AG	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	3,005	39,441	24,539	14,902
Volkswagen AG	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	7,010	92,007	57,363	34,644
Xerox Corp.	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	425	45,379	31,125	14,254
Xerox Corp.	1.00	Quarterly	BNP Paribas SA	06/20/25	USD	1,275	136,137	116,711	19,426
Xerox Corp.	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	3,210	342,744	349,224	(6,480)
CMBX.NA.7.AA	1.50	Monthly	Goldman Sachs International	01/17/47	USD	2,292	12,513	139,265	(126,752)
CMBX.NA.9.AAA	0.50	Monthly	Credit Suisse International	09/17/58	USD	12,070	(114,368)	137,320	(251,688)
CMBX.NA.9.AAA	0.50	Monthly	Deutsche Bank AG	09/17/58	USD	9,670	(91,627)	111,483	(203,110)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	7,000	(66,328)	95,418	(161,746)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	6,760	(64,053)	76,909	(140,962)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	8,150	(77,224)	92,727	(169,951)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	7,820	(74,097)	95,918	(170,015)
CMBX.NA.9.BBB-	3.00	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	4,870	944,729	164,297	780,432
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	1,421	275,659	78,361	197,298
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	1,674	324,739	92,313	232,426
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	15,716	(88,715)	(11,830)	(76,885)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	6,790	(38,328)	(996)	(37,332)
CMBX.NA.6.BBB-	3.00	Monthly	JPMorgan Securities LLC	05/11/63	USD	2,440	762,495	223,871	538,624

							$28,778,735	$40,866,117	$(12,087,382)

SCHEDULES OF INVESTMENTS	127

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)		Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
People’s Republic of China	1.00%	Quarterly	Barclays Bank plc	09/20/20	A+	USD	10,000	$22,476	$(3,535)	$26,011
People’s Republic of China	1.00	Quarterly	Goldman Sachs International	09/20/20	A+	USD	10,000	22,475	(3,731)	26,206
United Mexican States	1.00	Quarterly	JPMorgan Chase Bank NA	09/20/20	BBB	USD	61,427	100,286	(36,250)	136,536
ITRAXX.ASIA.XJ.IG.24.V1	1.00	Quarterly	Goldman Sachs International	12/20/20	A-	USD	20,000	95,952	(52,421)	148,373
Casino Guichard Perrachon SA	1.00	Quarterly	Bank of America NA	06/20/23	NR	EUR	311	(47,326)	(29,833)	(17,493)
Casino Guichard Perrachon SA	1.00	Quarterly	Bank of America NA	06/20/23	NR	EUR	1,270	(193,008)	(82,109)	(110,899)
Casino Guichard Perrachon SA	1.00	Quarterly	Bank of America NA	06/20/23	NR	EUR	31	(4,686)	(2,954)	(1,732)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	B	EUR	92	(13,934)	(7,179)	(6,755)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	NR	EUR	78	(11,901)	(6,334)	(5,567)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	NR	EUR	548	(83,210)	(44,282)	(38,928)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	B	EUR	124	(18,891)	(10,053)	(8,838)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	NR	EUR	200	(30,395)	(16,005)	(14,390)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	240	(36,474)	(15,091)	(21,383)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas SA	06/20/23	B	EUR	20	(3,039)	(1,258)	(1,781)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	230	(34,954)	(14,462)	(20,492)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	20	(3,039)	(1,258)	(1,781)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	1,070	(162,613)	(67,281)	(95,332)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	1,180	(179,330)	(112,194)	(67,136)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	NR	EUR	620	(94,224)	(50,469)	(43,755)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	NR	EUR	703	(106,868)	(63,905)	(42,963)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	NR	EUR	254	(38,563)	(22,075)	(16,488)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	NR	EUR	851	(129,388)	(66,657)	(62,731)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	NR	EUR	1,051	(159,760)	(91,453)	(68,307)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	NR	EUR	31	(4,683)	(2,680)	(2,003)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	NR	EUR	9	(1,393)	(828)	(565)
Casino Guichard Perrachon SA	1.00	Quarterly	Goldman Sachs International	06/20/23	NR	EUR	20	(3,039)	(1,269)	(1,770)
Casino Guichard Perrachon SA	1.00	Quarterly	Goldman Sachs International	06/20/23	NR	EUR	240	(36,474)	(15,233)	(21,241)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	250	(37,994)	(15,567)	(22,427)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	20	(3,039)	(1,246)	(1,793)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	B	EUR	976	(148,279)	(60,755)	(87,524)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	254	(38,600)	(22,096)	(16,504)

128	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)		Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	1,420	$(215,804)	$(173,500)	$(42,304)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	738	(112,211)	(62,281)	(49,930)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	31	(4,687)	(2,683)	(2,004)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	152	(23,160)	(12,410)	(10,750)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	102	(15,440)	(8,273)	(7,167)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	19	(2,812)	(1,507)	(1,305)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	555	(84,339)	(45,191)	(39,148)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	12	(1,875)	(1,005)	(870)
Casino Guichard Perrachon SA	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/23	NR	EUR	2,463	(374,271)	(222,653)	(151,618)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/23	B-	EUR	900	(149,107)	(1,618)	(147,489)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Morgan Stanley & Co. International plc	06/20/23	B-	EUR	1,350	(223,661)	(7,961)	(215,700)
Advanced Micro Devices, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/24	BB	USD	3,890	709,740	606,014	103,726
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/24	B	EUR	1,365	(284,008)	(237,554)	(46,454)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/24	B	EUR	1,365	(284,008)	(251,924)	(32,084)
Financial Guaranty Insurance Company	1.00	Quarterly	Citibank NA	06/20/24	BBB-	USD	32,701	261,686	(1,989,689)	2,251,375
Financial Guaranty Insurance Company	1.00	Quarterly	Citibank NA	06/20/24	BBB-	USD	21,325	170,651	(1,297,517)	1,468,168
Financial Guaranty Insurance Company	1.00	Quarterly	Citibank NA	06/20/24	BBB-	USD	29,675	237,474	(1,805,590)	2,043,064
Garfunkelux Holdco 2 SA	5.00	Quarterly	BNP Paribas SA	06/20/24	B-	EUR	1,117	(209,344)	(193,669)	(15,675)
Garfunkelux Holdco 2 SA	5.00	Quarterly	BNP Paribas SA	06/20/24	B-	EUR	800	(149,932)	(54,477)	(95,455)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/24	B-	EUR	1,020	(191,163)	(88,002)	(103,161)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/24	B-	EUR	770	(144,310)	(128,935)	(15,375)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/24	B-	EUR	1,240	(232,395)	(91,045)	(141,350)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/24	B-	EUR	1,820	(341,095)	(207,095)	(134,000)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/24	B-	EUR	2,130	(399,194)	(29,329)	(369,865)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/24	B-	EUR	783	(146,744)	(138,438)	(8,306)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Goldman Sachs International	06/20/24	B-	EUR	1,800	(337,347)	(80,156)	(257,191)
Advanced Micro Devices, Inc.	5.00	Quarterly	BNP Paribas SA	12/20/24	BB	USD	3,800	765,672	750,634	15,038
Advanced Micro Devices, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/24	BB	USD	4,910	989,322	899,287	90,035
Advanced Micro Devices, Inc.	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/24	BB	USD	1,525	307,276	300,770	6,506
Advanced Micro Devices, Inc.	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/24	BB	USD	3,735	752,575	736,639	15,936
Casino Guichard Perrachon SA	5.00	Quarterly	Goldman Sachs International	12/20/24	B	EUR	860	(59,027)	(74,788)	15,761
Garfunkelux Holdco 2 SA	5.00	Quarterly	BNP Paribas SA	12/20/24	B-	EUR	413	(80,238)	8,784	(89,022)
Garfunkelux Holdco 2 SA	5.00	Quarterly	BNP Paribas SA	12/20/24	B-	EUR	827	(160,476)	16,852	(177,328)

SCHEDULES OF INVESTMENTS	129

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)		Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/24	B-	EUR	540	$(104,827)	$17,150	$(121,977)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	70	(13,589)	2,223	(15,812)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	5,480	(1,063,798)	—	(1,063,798)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	920	(178,594)	50,903	(229,497)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	60	(11,647)	(719)	(10,928)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	180	(34,942)	—	(34,942)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	1,620	(314,480)	—	(314,480)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	570	(110,651)	(6,827)	(103,824)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	3,800	(737,670)	210,250	(947,920)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	100	(19,412)	5,533	(24,945)
HCA, Inc.	5.00	Quarterly	Barclays Bank plc	12/20/24	NR	USD	3,875	490,842	621,278	(130,436)
HCA, Inc.	5.00	Quarterly	Barclays Bank plc	12/20/24	NR	USD	2,920	369,873	430,631	(60,758)
HCA, Inc.	5.00	Quarterly	BNP Paribas SA	12/20/24	NR	USD	4,910	621,944	832,570	(210,626)
HCA, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/24	NR	USD	4,080	516,809	703,614	(186,805)
HCA, Inc.	5.00	Quarterly	Goldman Sachs International	12/20/24	NR	USD	4,860	615,611	766,253	(150,642)
Intrum AB	5.00	Quarterly	Credit Suisse International	12/20/24	BB	EUR	1,100	(93,879)	32,908	(126,787)
Intrum AB	5.00	Quarterly	Credit Suisse International	12/20/24	BB	EUR	130	(11,095)	3,889	(14,984)
Intrum AB	5.00	Quarterly	Morgan Stanley & Co. International plc	12/20/24	BB	EUR	900	(76,810)	43,380	(120,190)
Jaguar Land Rover Automotive plc	5.00	Quarterly	Credit Suisse International	12/20/24	B	EUR	1,070	(169,151)	(17,314)	(151,837)
Republic of Italy	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/24	BBB	USD	40,820	(335,069)	34,142	(369,211)
Verizon Communications, Inc.	1.00	Quarterly	BNP Paribas SA	12/20/24	BBB+	USD	5,002	78,901	97,881	(18,980)
ADLER Real Estate AG	5.00	Quarterly	Citibank NA	06/20/25	BB+	EUR	2,250	272,510	169,130	103,380
ADLER Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	BB+	EUR	2,150	260,398	(23,460)	283,858
ADLER Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	BB+	EUR	1,330	161,084	33,891	127,193
AT&T, Inc.	1.00	Quarterly	BNP Paribas SA	06/20/25	BBB	USD	5,275	(35,546)	(147,882)	112,336
AT&T, Inc.	1.00	Quarterly	BNP Paribas SA	06/20/25	BBB	USD	3,050	(20,553)	(64,547)	43,994
Casino Guichard Perrachon SA	5.00	Quarterly	Credit Suisse International	06/20/25	B	EUR	2,640	(208,413)	(176,627)	(31,786)
Casino Guichard Perrachon SA	5.00	Quarterly	Credit Suisse International	06/20/25	B	EUR	1,030	(81,312)	(108,174)	26,862
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/25	B-	EUR	2,640	(529,048)	(294,378)	(234,670)
Intrum AB	5.00	Quarterly	Citibank NA	06/20/25	BB	EUR	2,640	(248,227)	(192,327)	(55,900)
Intrum AB	5.00	Quarterly	Credit Suisse International	06/20/25	BB	EUR	2,200	(206,856)	(223,106)	16,250
Intrum AB	5.00	Quarterly	Goldman Sachs International	06/20/25	BB	EUR	2,190	(205,916)	(426,226)	220,310
Intrum AB	5.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	BB	EUR	900	(84,623)	(136,972)	52,349
Ladbrokes Group Finance plc	1.00	Quarterly	BNP Paribas SA	06/20/25	BB	EUR	1,345	(90,879)	(173,788)	82,909
Loxam SAS	5.00	Quarterly	Barclays Bank plc	06/20/25	CCC+	EUR	2,220	(518,280)	(500,298)	(17,982)

130	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)		Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Loxam SAS	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/25	CCC+	EUR	2,240	$(522,950)	$(519,301)	$(3,649)
OI European Group BV	5.00	Quarterly	Credit Suisse International	06/20/25	B+	EUR	897	110,097	46,057	64,040
Republic of Italy	1.00	Quarterly	Bank of America NA	06/20/25	BBB	USD	20,400	(238,924)	(734,790)	495,866
Rolls-Royce plc	1.00	Quarterly	Citibank NA	06/20/25	BB	EUR	2,040	(320,726)	(368,696)	47,970
Rolls-Royce plc	1.00	Quarterly	Citibank NA	06/20/25	BB	EUR	89	(14,039)	(16,138)	2,099
Rolls-Royce plc	1.00	Quarterly	Citibank NA	06/20/25	BB	EUR	1,003	(157,663)	(181,244)	23,581
Rolls-Royce plc	1.00	Quarterly	Citibank NA	06/20/25	BB	EUR	930	(146,251)	(168,125)	21,874
Rolls-Royce plc	1.00	Quarterly	Citibank NA	06/20/25	BB	EUR	41	(6,402)	(7,359)	957
Rolls-Royce plc	1.00	Quarterly	Citibank NA	06/20/25	BB	EUR	2,300	(361,632)	(532,306)	170,674
Rolls-Royce plc	1.00	Quarterly	Citibank NA	06/20/25	BB	EUR	457	(71,894)	(82,647)	10,753
Rolls-Royce plc	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	BB	EUR	90	(14,151)	(13,244)	(907)
Rolls-Royce plc	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	BB	EUR	1,040	(163,521)	(153,045)	(10,476)
Sprint Communications, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/25	BB	USD	2,200	374,692	409,664	(34,972)
Sprint Communications, Inc.	5.00	Quarterly	Barclays Bank plc	06/20/25	BB	USD	2,400	408,755	391,332	17,423
thyssenkrupp AG	1.00	Quarterly	Credit Suisse International	06/20/25	BB-	EUR	2,640	(318,191)	(230,185)	(88,006)
thyssenkrupp AG	1.00	Quarterly	Credit Suisse International	06/20/25	BB-	EUR	2,230	(268,775)	(396,371)	127,596
Verisure Midholding AB	5.00	Quarterly	Credit Suisse International	06/20/25	CCC+	EUR	1,340	160,735	15,330	145,405
Verizon Communications, Inc.	1.00	Quarterly	Citibank NA	06/20/25	BBB+	USD	2,200	33,751	(15,598)	49,349
Verizon Communications, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/25	BBB+	USD	5,290	81,157	(25,034)	106,191
Tesco plc	1.00	Quarterly	Barclays Bank plc	12/20/25	BBB-	EUR	1,000	3,098	(23,436)	26,534
Tesco plc	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/28	BBB-	EUR	380	(14,980)	(32,808)	17,828
Tesco plc	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/28	BBB-	EUR	3,510	(138,367)	(303,042)	164,675
CMBX.NA.7.AA	1.50	Monthly	Credit Suisse International	01/17/47	AA-	USD	2,292	(12,513)	(163,432)	150,919
CMBX.NA.9.BBB-	3.00	Monthly	Citigroup Global Markets, Inc.	09/17/58	NR	USD	7,493	(1,453,564)	(18,171)	(1,435,393)
CMBX.NA.9.BBB-	3.00	Monthly	Goldman Sachs International	09/17/58	NR	USD	3,788	(734,832)	(361,406)	(373,426)
CMBX.NA.9.BBB-	3.00	Monthly	Goldman Sachs International	09/17/58	NR	USD	4,519	(876,639)	(496,530)	(380,109)
CMBX.NA.9.BBB-	3.00	Monthly	Goldman Sachs International	09/17/58	NR	USD	685	(132,883)	(70,426)	(62,457)
CMBX.NA.9.BBB-	3.00	Monthly	Goldman Sachs International	09/17/58	NR	USD	7,440	(1,443,282)	(21,742)	(1,421,540)
CMBX.NA.9.BBB-	3.00	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	1,674	(324,739)	(169,090)	(155,649)
CMBX.NA.9.BBB-	3.00	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	960	(186,230)	(112,598)	(73,632)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	30,213	(5,861,007)	(88,466)	(5,772,541)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	21,910	(4,250,311)	(35,098)	(4,215,213)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	2,400	(465,575)	2,522	(468,097)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	7,440	(1,443,282)	(20,504)	(1,422,778)
CMBX.NA.10.BBB-	3.00	Monthly	JPMorgan Securities LLC	11/17/59	BBB-	USD	270	(53,896)	(22,194)	(31,702)
CMBX.NA.6.BBB-	3.00	Monthly	Credit Suisse International	05/11/63	BBB	USD	2,440	(762,495)	(185,226)	(577,269)

								$(23,120,891)	$(7,949,139)	$(15,171,752)

SCHEDULES OF INVESTMENTS	131

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Inflation Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
1 month USCPI	At Termination	(0.60)%	At Termination	Citibank NA	04/15/21	USD	131,850	$(506,470)	$—	$(506,470)
0.27%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	131,850	735,749	—	735,749

								$229,279	$—	$229,279

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	N/A		05/16/21	USD	5,230	$(154,875)	$—	$(154,875)
3 month KLIBOR	Quarterly	2.18%	Quarterly	BNP Paribas SA	12/16/20	(a)	12/16/22	MYR	373,000	355,287	—	355,287
3 month KLIBOR	Quarterly	2.19%	Quarterly	BNP Paribas SA	12/16/20	(a)	12/16/22	MYR	373,000	372,157	—	372,157
1 day BZDIOVER	At Termination	5.42%	At Termination	BNP Paribas SA	N/A		01/02/23	BRL	227,135	1,927,016	—	1,927,016
1 day BZDIOVER	At Termination	12.40%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	29,476	3,260,800	—	3,260,800
1 day BZDIOVER	At Termination	5.13%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	203,267	1,218,123	—	1,218,123
1 day BZDIOVER	At Termination	8.20%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	45,601	1,329,927	—	1,329,927
1 day BZDIOVER	At Termination	8.38%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	37,425	1,177,809	—	1,177,809
1 day BZDIOVER	At Termination	9.45%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	17,491	889,130	—	889,130
1 day BZDIOVER	At Termination	9.45%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	82,529	4,195,305	—	4,195,305
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	N/A		07/17/25	MXN	301,428	892,137	—	892,137
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	N/A		08/06/25	MXN	904,077	2,683,133	—	2,683,133
6 month THBFIX	Semi-Annual	0.66%	Semi-Annual	Bank of America NA	09/16/20	(a)	09/16/25	THB	846,820	(163,507)	—	(163,507)
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	N/A		12/05/25	MXN	35,971	103,342	—	103,342
28 day MXIBTIIE	Monthly	6.02%	Monthly	Citibank NA	N/A		03/24/26	MXN	969,089	2,233,580	—	2,233,580
7.64%	Monthly	28 day MXIBTIIE	Monthly	UBS AG	N/A		11/18/26	MXN	517,782	(3,210,722)	—	(3,210,722)
7.71%	Monthly	28 day MXIBTIIE	Monthly	BNP Paribas SA	N/A		11/19/26	MXN	1,002,958	(6,391,495)	—	(6,391,495)

										$10,717,147	$—	$10,717,147

(a)	Forward swap.

132	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Total Return Swaps

Paid by the Fund		Received by the Fund
Rate (Amount)/ Reference	Frequency	Rate/Reference	Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	1 month LIBOR minus 1.75%	Monthly	Citibank NA	07/17/20	USD	93	$141,629	$—	$141,629
Yum! Brands, Inc.	Quarterly	3 month LIBOR minus 0.80%	Quarterly	Citibank NA	07/31/20	USD	4	(61,972)	—	(61,972)
SPDR S&P Oil & Gas Exploration & Production ETF	Quarterly	3 month LIBOR minus 0.63%	Quarterly	BNP Paribas SA	08/05/20	USD	14	(10,557)	—	(10,557)
Caterpillar, Inc.	Quarterly	3 month LIBOR minus 1.50%	Quarterly	BNP Paribas SA	08/07/20	USD	6	(112,176)	—	(112,176)
iShares iBoxx $ Investment Grade Corporate Bond ETF	At Termination	3 month LIBOR minus 0.05%	At Termination	Citibank NA	08/07/20	USD	78	(608,724)	—	(608,724)
iShares iBoxx $ Investment Grade Corporate Bond ETF	At Termination	3 month LIBOR minus 0.05%	At Termination	Citibank NA	08/13/20	USD	118	(899,551)	—	(899,551)
iShares iBoxx $ Investment Grade Corporate Bond ETF	At Termination	3 month LIBOR minus 0.05%	At Termination	Citibank NA	08/18/20	USD	78	(445,271)	—	(445,271)
General Electric Co.	Quarterly	3 month LIBOR minus 0.25%	Quarterly	Citibank NA Goldman Sachs	08/31/20	USD	50	3,195	—	3,195
0.00%	Quarterly	GSVISK10 Index	Quarterly	International Goldman Sachs	09/09/20	USD	616	4,513	—	4,513
3 month LIBOR	Quarterly	GSVISK10 Index	Quarterly	International	09/09/20	USD	2,495	17,869	—	17,869
3 month EURIBOR	Quarterly	Markit iBoxx EUR Corporates Total Return Index	At Termination	BNP Paribas SA	09/20/20	EUR	33,320	(72,899)	34,636	(107,535)
3 month EURIBOR	Quarterly	Markit iBoxx EUR Liquid High Yield Total Return Index	At Termination	BNP Paribas SA	09/20/20	EUR	14,100	(361,447)	10,972	(372,419)
3 month LIBOR	Quarterly	iBoxx USD Liquid High Yield Total Return Index	At Termination	Barclays Bank plc	09/20/20	USD	4,389	(107,833)	(10,781)	(97,052)
Tidewater, Inc.	Quarterly	3 month LIBOR minus 0.30%	Quarterly	BNP Paribas SA	09/29/20	USD	69	62,485	—	62,485
VanEck Vectors Semiconductor ETF	Quarterly	3 month LIBOR minus 0.65%	Quarterly	BNP Paribas SA	10/19/20	USD	8	(175,343)	—	(175,343)
Berry Corp.	Quarterly	3 month LIBOR minus 0.45%	Quarterly	Credit Suisse International	11/05/20	USD	176	(272,392)	—	(272,392)
Consumer Staples Select Sector SPDR Fund	Monthly	1 month LIBOR minus 0.25%	Monthly	Merrill Lynch International	11/13/20	USD	230	(71,646)	—	(71,646)
Energy Select Sector SPDR Fund	Monthly	1 month LIBOR minus 0.35%	Monthly	Merrill Lynch International	11/13/20	USD	182	289,331	—	289,331
Materials Select Sector SPDR Fund	Monthly	1 month LIBOR minus 0.25%	Monthly	Merrill Lynch International	11/13/20	USD	208	(215,893)	—	(215,893)
Utilities Select Sector SPDR Fund	Monthly	1 month LIBOR minus 0.35%	Monthly	Merrill Lynch International	11/13/20	USD	255	551,648	—	551,648
iShares Preferred & Income Securities ETF	Quarterly	3 month LIBOR minus 1.00%	Quarterly	Credit Suisse International	11/25/20	USD	55	(10,948)	—	(10,948)
iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	1 month LIBOR minus 2.95%	Monthly	Citibank NA	11/27/20	USD	55	(7,282)	—	(7,282)
iShares MSCI India ETF	Quarterly	3 month LIBOR minus 1.20%	Quarterly	Credit Suisse International	11/30/20	USD	50	(81,225)	—	(81,225)
1 month LIBOR plus 0.35%	Monthly	iShares JP Morgan USD Emerging Markets Bond ETF	Monthly	Citibank NA	12/11/20	USD	1,715	4,709,873	—	4,709,873

SCHEDULES OF INVESTMENTS	133

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund
Rate (Amount)/ Reference	Frequency	Rate/Reference	Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3 month LIBOR minus 0.10%	Quarterly	USGSCBBL8X.I	Quarterly	Goldman Sachs International	01/22/21	USD	31,801	$14,618,728	$—	$14,618,728
3 month LIBOR plus 0.10%	Quarterly	USGSCBBL8X.I	Quarterly	Goldman Sachs International	01/22/21	USD	41,549	19,096,891	—	19,096,891
Antero Resources Corp.	Quarterly	3 month LIBOR minus 0.50%	Quarterly	Citibank NA	02/12/21	USD	944	(835,643)	—	(835,643)
EQT Corp.	At Termination	3 month LIBOR minus 0.15%	At Termination	Citibank NA	02/12/21	USD	350	267,522	—	267,522
iShares iBoxx $ High Yield Corporate Bond ETF	Quarterly	3 month LIBOR minus 3.25%	Quarterly	Citibank NA	02/12/21	USD	421	(1,239,839)	—	(1,239,839)
0.00%	Quarterly	GSVISK10 Index	Quarterly	Goldman Sachs International	04/09/21	USD	2,501	65,968	—	65,968
Oasis Petroleum, Inc.	Quarterly	3 month LIBOR minus 10.00%	Quarterly	Credit Suisse International	04/23/21	USD	435	(55,949)	—	(55,949)
0.00%	Quarterly	GSVISK10 Index	Quarterly	Goldman Sachs International	06/02/21	USD	4,247	34,448	—	34,448
0.00%	Quarterly	GSVISK10 Index	Quarterly	Goldman Sachs International	06/15/21	USD	4,234	47,385	—	47,385

								$34,264,895	$34,827	$34,230,068

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Merrill Lynch International	02/15/23	$7,816,496	$273,983	(b)	$7,885,704	0.1%

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-300 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Euro Interbank Offer Rate:

EUR 1 Week

Intercontinental Exchange LIBOR:

GBP 1 Week

JPY 1 Month

USD 1 Week

USD 1 Month

(b)	Amount includes $204,775 of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Merrill Lynch International, as of June 30, 2020, expiration date 02/15/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Brazil
Oi SA, ADR	562,896	$591,041	7.5%

Germany
Aroundtown SA	261,931	1,501,339	19.1
Tele Columbus AG	836,906	2,912,717	36.9

		4,414,056

	Shares	Value	% of Basket Value

Italy
Telecom Italia SpA	9,590,565	$3,732,665	47.3%

Japan
SoftBank Group Corp	76,941	3,879,955	49.2

Netherlands
Altice Europe NV	1,044,706	4,040,434	51.3

United Kingdom
Arrow Global Group plc	1,383,256	1,523,740	19.3
ITV plc	2,437,697	2,252,989	28.6

		3,776,729

134	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

	Shares	Value	% of Basket Value
United States
Ardagh Group SA	51,015	$658,604	8.4%
Bausch Health Cos., Inc.	108,629	1,986,824	25.2
Southwest Airlines Co.	10,000	341,800	4.3

		2,987,228

Total Reference Entity — Long		23,422,108

Reference Entity — Short

France
SMCP SA	(189,640)	(928,239)	(11.8)

United States
Ally Financial, Inc.	(80,000)	(1,586,400)	(20.1)
Caterpillar,Inc.	(8,000)	(1,012,000)	(12.8)

	Shares	Value	% of Basket Value
United States (continued)
CommScope Holding Co., Inc.	(295,300)	$(2,459,849)	(31.2)%
Industrial Select Sector SPDR Fund	(5,500)	(377,850)	(4.8)
iShares MSCI Brazil ETF	(55,000)	(1,581,800)	(20.1)
iShares Russell 2000 ETF	(30,000)	(4,295,400)	(54.5)
Simon Property Group, Inc.	(700)	(47,866)	(0.6)
VanEck Vectors Semiconductor ETF	(21,250)	(3,247,000)	(41.2)

		(14,608,165)

Total Reference Entity — Short		(15,536,404)

Net Value of Reference Entity — Merrill Lynch International		$7,885,704

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.01%
1 day EONIA	Euro Overnight Index Average	(0.47)
1 day REPO_CORRA	Canadian Overnight Repo Rate	0.25
1 day SONIA	Sterling Overnight Index Average	0.06
1 month HICPXT	Harmonized Index Of Consumer Prices Excluding Tobacco	(0.11)
1 month LIBOR	London Interbank Offered Rate	0.16
1 month USCPI	U.S. Consumer Price Index	0.10
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	5.28
3 month BA	Canadian Bankers Acceptances	0.56
3 month BBR	Australian Bank Bill Rate	0.15
3 month EURIBOR	Euro Interbank Offered Rate	(0.42)
3 month KLIBOR	Kuala Lumpur Interbank Offered Rate	2.28
3 month LIBOR	London Interbank Offered Rate	0.30
6 month CHF LIBOR	London Interbank Offered Rate	(0.63)
6 month EURIBOR	Euro Interbank Offered Rate	(0.31)
6 month JPY LIBOR	London Interbank Offered Rate	(0.17)
6 month SOR	Singapore Interbank Offered Rate	0.23
6 month THBFIX	Thai Baht Interest Rate Fixing	0.44

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$4,254,984	$(35,571,730)	$305,737,641	$(248,263,555)	$—
OTC Swaps	70,341,553	(37,389,748)	90,790,720	(72,599,377)	—
Options Written	N/A	N/A	177,441,827	(161,564,466)	(355,073,553)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULES OF INVESTMENTS	135

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$6,681,323	$—	$41,122,270	$—	$47,803,593
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	44,312,759	—	—	44,312,759
Options purchased (b)
Investments at value — unaffiliated (c)	—	3,135,987	182,762,671	40,688,194	211,653,981	—	438,240,833
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	16,175,521	—	—	278,490,536	11,071,584	305,737,641
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	99,527,702	40,185,468	—	20,683,354	735,749	161,132,273

	$—	$118,839,210	$229,629,462	$85,000,953	$551,950,141	$11,807,333	$997,227,099

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	20,249,415	—	71,654,354	—	91,903,769
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	77,117,589	—	—	77,117,589
Options written
Options written at value	—	2,689,597	105,514,831	20,350,968	226,518,157	—	355,073,553
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	2,037,763	—	—	229,578,986	16,646,806	248,263,555
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	93,869,858	5,104,411	—	10,508,386	506,470	109,989,125

	$—	$98,597,218	$130,868,657	$97,468,557	$538,259,883	$17,153,276	$882,347,591

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes forward settling swaptions.

(c)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$60,214,077	$—	$64,302,738	$—	$124,516,815
Forward foreign currency exchange contracts	—	—	—	3,260,203	—	—	3,260,203
Options purchased (a)	—	17,052,946	17,374,032	(68,700,800)	(46,776,717)	—	(81,050,539)
Options written	—	(2,860,149)	(8,389,453)	80,847,165	74,057,304	—	143,654,867
Swaps	—	63,690,407	(13,317,112)	—	(196,897,842)	(5,679,175)	(152,203,722)

	$—	$77,883,204	$55,881,544	$15,406,568	$(105,314,517)	$(5,679,175)	$38,177,624

Net Change in Unrealized Appreciation
(Depreciation) on:
Futures contracts	—	—	(14,409,355)	—	(46,708,997)	—	(61,118,352)
Forward foreign currency exchange contracts	—	—	—	44,318,526	—	—	44,318,526
Options purchased (b)	—	(2,318,154)	9,517,017	(2,350,916)	71,681,378	—	76,529,325
Options written	—	2,684,969	4,018,735	(3,748,298)	(68,025,843)	—	(65,070,437)
Swaps	—	34,228,990	36,010,635	—	4,350,169	(8,122,085)	66,467,709

	$—	$34,595,805	$35,137,032	$38,219,312	$(38,703,293)	$(8,122,085)	$61,126,771

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

136	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$9,154,072,386
Average notional value of contracts — short	12,333,614,471
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	12,190,078,176
Average amounts sold — in USD	6,353,905,680
Options:
Average value of option contracts purchased	190,078,965
Average value of option contracts written	147,718,075
Average notional value of swaption contracts purchased	6,937,421,513
Average notional value of swaption contracts written	33,963,255,106
Credit default swaps:
Average notional value — buy protection	3,238,630,630
Average notional value — sell protection	573,958,055
Interest rate swaps:
Average notional value — pays fixed rate	11,644,416,286
Average notional value — receives fixed rate	20,228,098,433
Inflation swaps:
Average notional value — pays fixed rate	565,674,903
Average notional value — receives fixed rate	426,562,059
Total return swaps:
Average notional value	150,094,018

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$12,093,982	$23,382,001
Forward foreign currency exchange contracts	44,312,759	77,117,589
Options (a)(b)	438,240,833	355,073,553
Swaps — Centrally cleared	1,880,567	—
Swaps — OTC (c)	161,132,273	109,989,125

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$657,660,414	$565,562,268
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(189,561,875)	(130,068,830)

Total derivative assets and liabilities subject to an MNA	$468,098,539	$435,493,438

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

(b)	Includes forward settling swaptions.

(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	137

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
ANZ Banking Group Ltd.	$32,683	$—	$—	$—	$32,683
Bank of America NA	37,119,458	(37,119,458)	—	—	—
Barclays Bank plc	79,622,518	(79,622,518)	—	—	—
BNP Paribas SA	19,480,655	(19,480,655)	—	—	—
Citibank NA	75,730,107	(50,655,532)	—	(25,074,575)	—
Citigroup Global Markets, Inc.	944,729	(944,729)	—	—	—
Credit Suisse International	6,093,032	(6,093,032)	—	—	—
Deutsche Bank AG	11,829,023	(11,829,023)	—	—	—
Goldman Sachs Bank USA	1,633,503	—	—	(1,520,000)	113,503
Goldman Sachs International	72,653,771	(39,276,197)	—	(33,377,574)	—
HSBC Bank plc	3,347,895	(3,347,895)	—	—	—
JPMorgan Chase Bank NA	86,701,094	(41,368,565)	—	(45,170,000)	162,529
JPMorgan Securities LLC	762,495	(564,865)	—	—	197,630
Merrill Lynch International	1,114,962	(287,539)	(827,423)	—	—
Morgan Stanley & Co. International plc	59,286,219	(56,613,207)	—	(2,673,012)	—
Natwest Markets plc	279,848	(279,848)	—	—	—
Nomura International plc	7,217,510	(344,060)	—	(6,680,000)	193,450
Royal Bank of Canada	103,888	(103,888)	—	—	—
Standard Chartered Bank	675,570	(365,231)	—	(310,339)	—
State Street Bank and Trust Co.	741,516	(259,159)	—	—	482,357
Toronto Dominion Bank	244,223	(244,223)	—	—	—
UBS AG	2,483,840	(2,483,840)	—	—	—

	$468,098,539	$(351,283,464)	$(827,423)	$(114,805,500)	$1,182,152

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Bank of America NA	$41,459,044	$(37,119,458)	$—	$(4,339,586)	$—
Barclays Bank plc	94,638,708	(79,622,518)	—	(15,016,190)	—
BNP Paribas SA	23,672,089	(19,480,655)	—	—	4,191,434
Citibank NA	50,655,532	(50,655,532)	—	—	—
Citigroup Global Markets, Inc.	1,453,564	(944,729)	—	(508,835)	—
Credit Suisse International	13,845,167	(6,093,032)	—	(7,752,135)	—
Deutsche Bank AG	34,125,478	(11,829,023)	—	(22,296,455)	—
Goldman Sachs International	39,276,197	(39,276,197)	—	—	—
HSBC Bank plc	4,481,291	(3,347,895)	—	(830,000)	303,396
JPMorgan Chase Bank NA	41,368,565	(41,368,565)	—	—	—
JPMorgan Securities LLC	564,865	(564,865)	—	—	—
Merrill Lynch International	287,539	(287,539)	—	—	—
Morgan Stanley & Co. International plc	56,613,207	(56,613,207)	—	—	—
Natwest Markets plc	1,051,088	(279,848)	—	(190,000)	581,240
Nomura International plc	344,060	(344,060)	—	—	—
Royal Bank of Canada	415,590	(103,888)	—	—	311,702
Standard Chartered Bank	365,231	(365,231)	—	—	—
State Street Bank and Trust Co.	259,159	(259,159)	—	—	—
Toronto Dominion Bank	537,498	(244,223)	—	—	293,275
UBS AG	30,079,566	(2,483,840)	—	(4,760,000)	22,835,726

	$435,493,438	$(351,283,464)	$—	$(55,693,201)	$28,516,773

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(f)	Net amount represents the net amount payable due to the counterparty in the event of default.

138	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities:
Cayman Islands	$—	$2,087,910,835	$69,080,740	$2,156,991,575
France	—	5,442,144	—	5,442,144
Germany	—	436,171	—	436,171
Ireland	—	73,427,567	—	73,427,567
Italy	—	245,680	—	245,680
Luxembourg	—	1,316,058	—	1,316,058
Netherlands	—	24,891,158	—	24,891,158
Portugal	—	29,481,846	—	29,481,846
United Kingdom	—	29,733,307	—	29,733,307
United States	—	1,857,008,422	316,564,460	2,173,572,882
Common Stocks:
Brazil	1,182,082	—	—	1,182,082
Canada	790,749	—	—	790,749
Hong Kong	—	5,396,030	—	5,396,030
Italy	—	22,644,958	—	22,644,958
Netherlands	12,341,979	3,157,006	—	15,498,985
Spain	—	2,900,779	—	2,900,779
Switzerland	3,273,722	—	—	3,273,722
Taiwan	55,515,383	—	—	55,515,383
United Kingdom	196,606	—	35,556,340	35,752,946
United States	477,212,456	5,000,226	1,267,082	483,479,764
Corporate Bonds
Argentina	—	26,223,125	—	26,223,125
Australia	—	47,209,040	—	47,209,040
Austria	—	61,151,241	—	61,151,241
Belgium	—	18,612,456	—	18,612,456
Brazil	—	199,814,910	—	199,814,910
Canada	—	157,895,401	9,787,514	167,682,915
Cayman Islands	—	7,822,007	—	7,822,007
Chile	—	50,921,849	—	50,921,849
China	—	806,257,146	—	806,257,146
Colombia	—	50,269,247	—	50,269,247
Congo, Democratic Republic of the	—	8,610,250	—	8,610,250
Cyprus	—	12,669,080	—	12,669,080
Denmark	—	4,567,468	—	4,567,468
Dominican Republic	—	2,568,899	—	2,568,899
Finland	—	20,582,328	—	20,582,328
France	—	351,132,703	—	351,132,703
Germany	—	325,547,458	—	325,547,458
Ghana	—	969,211	—	969,211
Guatemala	—	9,268,752	—	9,268,752
Guernsey	—	1,217,728	—	1,217,728
Hong Kong	—	58,708,676	—	58,708,676
India	—	115,491,107	—	115,491,107
Indonesia	—	8,304,664	—	8,304,664
Ireland	—	51,343,005	—	51,343,005
Israel	—	22,456,292	—	22,456,292
Italy	—	183,851,504	—	183,851,504
Jamaica	—	9,571,264	74,592	9,645,856
Japan	—	164,644,194	—	164,644,194
Jersey	—	25,308,870	—	25,308,870
Kuwait	—	60,002,742	—	60,002,742
Luxembourg	—	161,154,313	—	161,154,313
Macau	—	22,233,470	—	22,233,470
Malaysia	—	94,111,638	—	94,111,638

SCHEDULES OF INVESTMENTS	139

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Mexico	$—	$185,623,850	$—	$185,623,850
Mongolia	—	7,144,250	—	7,144,250
Netherlands	—	205,458,992	—	205,458,992
Nigeria	—	9,404,271	—	9,404,271
Norway	—	1,261,769	—	1,261,769
Panama	—	2,584,219	—	2,584,219
Peru	—	44,431,753	—	44,431,753
Portugal	—	13,476,359	—	13,476,359
Qatar	—	3,442,500	—	3,442,500
Russia	—	18,088,276	—	18,088,276
Saudi Arabia	—	25,621,485	—	25,621,485
Singapore	—	48,794,860	—	48,794,860
South Africa	—	7,531,956	—	7,531,956
South Korea	—	58,405,352	—	58,405,352
Spain	—	263,303,775	—	263,303,775
Sweden	—	48,166,656	—	48,166,656
Switzerland	—	137,430,752	—	137,430,752
Taiwan	—	14,359,500	—	14,359,500
Thailand	—	69,779,856	—	69,779,856
Turkey	—	4,511,540	—	4,511,540
Ukraine	—	1,733,917	—	1,733,917
United Arab Emirates	—	108,178,200	15,960,000	124,138,200
United Kingdom	—	671,082,276	—	671,082,276
United States	—	5,443,460,876	86,598,588	5,530,059,464
Vietnam	—	18,211,037	—	18,211,037
Floating Rate Loan Interests:
Brazil	—	—	2,310,038	2,310,038
Canada	—	25,671,402	—	25,671,402
Denmark	—	2,855,918	—	2,855,918
France	—	12,109,419	—	12,109,419
Germany	—	7,291,554	—	7,291,554
Ireland	—	667,445	—	667,445
Luxembourg	—	38,187,844	32,017,872	70,205,716
Mexico	—	—	2,848,000	2,848,000
Netherlands	—	17,788,203	—	17,788,203
Norway	—	4,904,780	—	4,904,780
Spain	—	21,055,459	—	21,055,459
Sweden	—	534,764	—	534,764
Switzerland	—	4,585,285	—	4,585,285
United Kingdom	—	24,115,090	—	24,115,090
United States	—	616,794,459	385,105,334	1,001,899,793
Foreign Agency Obligations	—	585,401,859	—	585,401,859
Foreign Government Obligations	—	3,430,923,201	—	3,430,923,201
Investment Companies	1,427,854,599	—	—	1,427,854,599
Municipal Bonds	—	1,288,193,149	—	1,288,193,149
Non-Agency Mortgage-Backed Securities:
Cayman Islands	—	17,669,294	19,168,512	36,837,806
Ireland	—	11,742,038	—	11,742,038
Italy	—	3,594,658	—	3,594,658
Netherlands	—	7,934,491	—	7,934,491
United Kingdom	—	138,662,349	—	138,662,349
United States	—	1,740,234,607	45,831,427	1,786,066,034
Preferred Securities:
Luxembourg	—	3,358,221	—	3,358,221
Spain	2,376,510	—	—	2,376,510
United Kingdom	—	4,232,350	—	4,232,350
United States	20,903,110	39,395,517	23,780,071	84,078,698
Rights	119,315	—	—	119,315
U.S. Government Sponsored Agency Securities	—	9,917,506,683	6,243,512	9,923,750,195
U.S. Treasury Obligations	—	3,750,409,468	—	3,750,409,468
Warrants	2,281	—	416,307	418,588
Short-Term Securities:
Borrowed Bond Agreements	—	438,800,935	—	438,800,935
Money Market Funds	445,323,635	—	—	445,323,635
Options Purchased:
Credit contracts	—	3,135,987	—	3,135,987

140	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Equity contracts	$170,544,856	$12,217,815	$—	$182,762,671
Foreign currency exchange contracts	—	40,688,194	—	40,688,194
Interest rate contracts	5,042,470	206,611,511	—	211,653,981
Unfunded Floating Rate Loan Interests (a)	—	54,416	—	54,416
Liabilities:
Investments:
Borrowed Bonds	—	(436,591,350)	—	(436,591,350)
TBA Sale Commitments	—	(7,400,105,832)	—	(7,400,105,832)
Investments Sold Short	—	(71,465,742)	—	(71,465,742)
Unfunded Floating Rate Loan Interests (a)	—	—	(453,008)	(453,008)

Subtotal	$2,622,679,753	$29,210,137,943	$1,052,157,381	$32,884,975,077

Investments valued at NAV (b)				351,779,615

Total Investments				$33,236,754,692

Derivative Financial Instruments (c)
Assets:
Credit contracts	$—	$45,407,278	$—	$45,407,278
Equity contracts	6,681,323	40,185,468	—	46,866,791
Foreign currency exchange contracts	—	44,312,759	—	44,312,759
Interest rate contracts	41,122,270	299,128,282	—	340,250,552
Other contracts	—	11,807,333	—	11,807,333
Liabilities:
Credit contracts	—	(61,218,251)	—	(61,218,251)
Equity contracts	(122,851,713)	(8,016,944)	—	(130,868,657)
Foreign currency exchange contracts	—	(97,468,557)	—	(97,468,557)
Interest rate contracts	(75,738,885)	(462,510,217)	—	(538,249,102)
Other contracts	—	(17,153,276)	—	(17,153,276)

	$(150,787,005)	$(205,526,125)	$—	$(356,313,130)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $151,623 are categorized as Level 2 within the disclosure hierarchy.

SCHEDULES OF INVESTMENTS	141

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Strategic Income Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Options Purchased	Preferred Securities	Unfunded Floating Rate Loan Interests	U.S. Government Sponsored Agency Securities	Warrants	Total
Investments:
Assets/Liabilities:
Opening balance, as of December 31, 2019	$322,629,853	$28,723,808	$108,533,061	$576,854,906	$102,362,946	$2,514,899	$2,689,611	$100,000	$—	$—	$1,144,409,084
Transfers into level 3	45,773,962	—	10,160,000	14,908,356	20,628,598	—	—	—	2,141,584	—	93,612,500
Transfers out of level 3	(59,161,989)	(3,764,481)	—	(14,884,188)	(34,204,773)	—	(2,554,248)	—	—	—	(114,569,679)
Other (a)	11,090,424	—	—	—	(11,090,424)	—	—	—	—	—	—
Accrued discounts/premiums	(1,561,662)	—	—	176,908	30,365	—	—	—	(167,613)	—	(1,522,002)
Net realized gain (loss)	(915,672)	—	—	(1,640,556)	132,087	(112,361)	—	—	—	—	(2,536,502)
Net change in unrealized appreciation (depreciation) (b)(c)	(9,003,614)	11,429,295	(21,318,645)	(17,702,385)	(9,262,987)	(536,998)	452,709	(553,008)	507,332	416,307	(45,571,994)
Purchases	100,801,165	434,800	21,283,798	70,932,923	600,632	—	23,191,999	—	3,762,209	—	221,007,526
Sales	(24,007,267)	—	(6,237,520)	(206,364,720)	(4,196,505)	(1,865,540)	—	—	—	—	(242,671,552)

Closing balance, as of June 30, 2020	$385,645,200	$36,823,422	$ 112,420,694	$422,281,244	$64,999,939	$—	$23,780,071	$(453,008)	$6,243,512	$416,307	$1,052,157,381

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 (c)	$(8,928,464)	$9,793,493	$(21,318,645)	$(18,135,207)	$(9,262,987)	$—	$588,072	$(553,008)	$507,332	$416,307	$(46,893,107)

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Non-Agency Mortgage-Backed Securities.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
	Assets	Liabilities
Opening balance, as of December 31, 2019	$5,924,330	$—
Transfers into level 3	—	—
Transfers out of level 3	5,924,330	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	—	—
Purchases	—	—
Issues	—	—
Sales	—	—
Settlements	—	—

Closing balance, as of June 30, 2020	$—	$—

Net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2020.	$—	$—

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

142	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

June 30, 2020

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio

ASSETS
Investments at value — unaffiliated (a)(b)	$79,942,798	$39,359,097,170
Investments at value — affiliated (c)	7,843,592	1,786,219,038
Cash	—	3,876,319
Cash pledged:
Collateral — borrowed bond agreements	—	3,378,566
Collateral — OTC derivatives	—	67,681,000
Collateral — TBA commitments	—	12,504,000
Futures contracts	—	217,217,170
Centrally cleared swaps	1,616,000	100,658,080
Foreign currency at value (d)	730,646	457,334,637
Receivables:
Investments sold	99,027	6,052,260,895
Securities lending income — affiliated	—	118,099
Swaps	—	370,195
TBA sale commitments	—	7,389,461,294
Capital shares sold	46,517	51,338,317
Dividends — affiliated	—	265,417
Dividends — unaffiliated	—	1,151,208
Interest — unaffiliated	870,357	230,215,192
From the Manager	597	—
Variation margin on futures contracts	—	12,093,982
Variation margin on centrally cleared swaps	—	1,880,567
Swap premiums paid	5,409,908	70,341,553
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,955,475	44,312,759
OTC swaps	135,245	90,790,720
Unfunded floating rate loan interests	—	54,416
Prepaid expenses	56,189	684,522

Total assets	98,706,351	55,953,305,116

LIABILITIES
Investments sold short at value (e)	—	71,465,742
Bank overdraft	54,962	—
Cash received:
Collateral — borrowed bond agreements	—	601,000
Collateral — OTC derivatives	1,840,000	118,810,000
Collateral — TBA commitments	—	33,481,342
Borrowed bonds at value (f)	—	436,591,350
Cash collateral on securities loaned at value	—	351,593,935
Options written at value (g)	—	355,073,553
TBA sale commitments at value (h)	—	7,400,105,832
Reverse repurchase agreements at value	—	151,623
Payables:
Investments purchased	1,644,241	15,470,969,365
Accounting services fees	28,043	593,966
Administration fees	3,290	1,325,779
Capital shares redeemed	75,653	168,031,913
Custodian fees	193,831	890,316
Deferred foreign capital gain tax	—	3,629,974
Income dividend distributions	69,749	6,625,352
Interest expense	—	8,840,410
Investment advisory fees	17,341	11,381,304
Trustees’ and Officer’s fees	3,087	113,274
Other affiliates	1,833	52,034
Printing fees	28,169	187,469
Professional fees	49,367	55,635
Registration fees	2,434	134,800
Service and distribution fees	2,522	625,540
Transfer agent fees	12,938	5,597,353
Other accrued expenses	9,519	287,514
Variation margin on futures contracts	—	23,382,001
Variation margin on centrally cleared swaps	1,488	—

FINANCIAL STATEMENTS	143

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2020

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
Swap premiums received	147,239	37,389,748
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,065,666	77,117,589
OTC swaps	2,996,260	72,599,377
Unfunded floating rate loan interests	—	453,008

Total liabilities	9,247,632	24,658,158,098

NET ASSETS	$89,458,719	$31,295,147,018

NET ASSETS CONSIST OF
Paid-in capital	$109,546,720	$32,291,947,486
Accumulated loss	(20,088,001)	(996,800,468)

NET ASSETS	$89,458,719	$31,295,147,018

(a) Investments at cost — unaffiliated	$84,289,159	$39,414,983,883
(b) Securities loaned at value	$—	$350,361,650
(c) Investments at cost — affiliated	$7,124,144	$1,777,868,848
(d) Foreign currency at cost	$753,876	$459,967,191
(e) Proceeds received from investments sold short at value — unaffiliated	$—	$71,570,705
(f) Proceeds received from borrowed bonds	$—	$428,026,766
(g) Premiums received	$—	$370,950,914
(h) Proceeds from TBA sale commitments	$—	$7,389,461,294

See notes to financial statements.

144	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2020

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio

NET ASSET VALUE
Institutional
Net assets	$15,998,543	$21,949,705,624

Shares outstanding (i)	1,921,708	2,226,856,164

Net asset value	$8.33	$9.86

Investor A
Net assets	$6,315,287	$1,342,041,491

Shares outstanding (i)	760,138	136,180,733

Net asset value	$8.31	$9.85

Investor C

Net assets	$1,436,060	$383,409,054
Shares outstanding (i)	172,789	38,941,697

Net asset value	$8.31	$9.85

Class K

Net assets	$65,708,829	$7,619,990,849
Shares outstanding (i)	7,903,013	772,493,596

Net asset value	$8.31	$9.86

(i)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	145

Statements of Operations  (unaudited)

Six Months Ended June 30, 2020

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio

INVESTMENT INCOME
Dividends — affiliated	$46,604	$14,239,370
Dividends — unaffiliated	—	10,068,315
Interest — unaffiliated	2,862,524	499,350,192
Securities lending income — affiliated — net	—	821,363
Foreign taxes withheld	(62,841)	(3,957,854)

Total investment income	2,846,287	520,521,386

EXPENSES
Investment advisory	319,932	72,362,446
Professional	53,297	360,243
Accounting services	35,731	888,499
Registration	32,524	204,282
Custodian	23,066	1,409,247
Administration	22,662	5,021,132
Service and distribution — class specific	15,951	3,745,537
Transfer agent — class specific	15,903	10,851,556
Administration — class specific	10,663	3,177,149
Printing	4,276	167,407
Trustees and Officer	—	157,457
Miscellaneous	21,538	601,769

Total expenses excluding dividend expense and interest expense	555,543	98,946,724
Dividend expense — unaffiliated	—	7,000
Interest expense	—	21,785,767

Total expenses	555,543	120,739,491

Less:
Fees waived and/or reimbursed by the Manager	(177,079)	(1,881,706)
Administration fees waived — class specific	(10,599)	(36,318)
Transfer agent fees waived and/or reimbursed — class specific	(9,983)	(75)

Total expenses after fees waived and/or reimbursed	357,882	118,821,392

Net investment income	2,488,405	401,699,994

146	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited) (continued)

Six Months Ended June 30, 2020

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	$178,963	$(35,833,820)
Investments — unaffiliated(a)	(64,057)	688,032
Borrowed bonds	—	3,330,524
Forward foreign currency exchange contracts	343,757	3,260,203
Foreign currency transactions	1,736,140	(15,353,750)
Futures contracts	189,987	124,516,815
Options written	—	143,654,867
Short sales — unaffiliated	(46,750)	55,663,454
Swaps	8,202,788	(152,203,722)

	10,540,828	127,722,603

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	719,448	1,238,634
Investments — unaffiliated(b)	(5,471,042)	(634,287,969)
Borrowed bonds	—	26,412,419
Forward foreign currency exchange contracts	(20,349)	44,318,526
Foreign currency translations	(50,575)	(6,259,989)
Futures contracts	(30,919)	(61,118,352)
Options written	—	(65,070,437)
Short sales — unaffiliated	—	(1,351,365)
Swaps	(2,733,893)	66,467,709
Unfunded floating rate loan interests	—	(763,945)

	(7,587,330)	(630,414,769)

Net realized and unrealized gain (loss)	2,953,498	(502,692,166)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,441,903	$(100,992,172)

(a) Net of foreign capital gain tax	$—	$(1,118,004)
(b) Net of foreign capital gain tax	$—	$(3,629,974)

See notes to financial statements.

FINANCIAL STATEMENTS	147

Statements of Changes in Net Assets

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio

	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,488,405	$5,822,475	$401,699,994	$1,160,617,388
Net realized gain (loss)	10,540,828	(8,162,886)	127,722,603	(7,641,676)
Net change in unrealized appreciation (depreciation)	(7,587,330)	8,301,965	(630,414,769)	1,317,422,294

Net increase (decrease) in net assets resulting from operations	5,441,903	5,961,554	(100,992,172)	2,470,398,006

DISTRIBUTIONS TO SHAREHOLDERS (a)
Institutional	(322,373)	(1,277,281)	(285,693,406)	(815,093,393)
Investor A	(131,888)	(474,888)	(16,146,732)	(52,281,107)
Investor C	(20,678)	(96,220)	(3,184,864)	(12,056,387)
Class K	(1,616,341)	(4,545,318)	(108,140,403)	(309,525,216)

Decrease in net assets resulting from distributions to shareholders	(2,091,280)	(6,393,707)	(413,165,405)	(1,188,956,103)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(24,777,347)	9,753,362	(2,208,854,179)	(1,252,819,204)

NET ASSETS
Total increase (decrease) in net assets	(21,426,724)	9,321,209	(2,723,011,756)	28,622,699
Beginning of period	110,885,443	101,564,234	34,018,158,774	33,989,536,075

End of period	$89,458,719	$110,885,443	$31,295,147,018	$34,018,158,774

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

148	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Institutional
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015

Net asset value, beginning of period	$8.04	$8.03	$9.45		$9.51	$8.79	$8.73
Net investment income (a)	0.20	0.45	0.52		0.63	0.58	0.43
Net realized and unrealized gain (loss)	0.24	0.06	(1.52)		(0.10)	0.56	(0.10)
Net increase (decrease) from investment operations	0.44	0.51	(1.00)		0.53	1.14	0.33

Distributions (b)
From net investment income	(0.15)	(0.50)	(0.00	)(c)	(0.59)	(0.42)	(0.27)
From return of capital	—	—	(0.42)		—	—	—
Total distributions	(0.15)	(0.50)	(0.42)		(0.59)	(0.42)	(0.27)

Net asset value, end of period	$8.33	$8.04	$8.03		$9.45	$9.51	$8.79

Total Return (d)
Based on net asset value	5.61%(e)	6.45%	(10.84)%		5.66%	13.27%	3.80%

Ratios to Average Net Assets (f)
Total expenses (g)	1.06%(h)	1.13%	1.13%		1.13%	1.48%	1.50%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.68%(h)	0.68%	0.71%		0.78%	0.91%	0.97%
Net investment income	5.10%(h)	5.45%	5.89%		6.68%	6.34%	4.86%

Supplemental Data
Net assets, end of period (000)	$15,999	$17,515	$26,314		$43,693	$24,097	$19,339
Portfolio turnover rate	205%	118%	165%		187%	276%	421%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015
Investments in underlying funds	0.02%	—%	0.01%		0.00%	0.01%	0.02%

(g) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015
Expense ratios	N/A	N/A	N/A		1.13%	1.48%	1.48%

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	149

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor A
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015

Net asset value, beginning of period	$8.02	$8.02	$9.43		$9.50	$8.78	$8.72
Net investment income (a)	0.18	0.44	0.49		0.61	0.55	0.40
Net realized and unrealized gain (loss)	0.25	0.04	(1.51)		(0.12)	0.56	(0.10)
Net increase (decrease) from investment operations	0.43	0.48	(1.02)		0.49	1.11	0.30

Distributions (b)
From net investment income	(0.14)	(0.48)	(0.00	)(c)	(0.56)	(0.39)	(0.24)
From return of capital	—	—	(0.39)		—	—	—
Total distributions	(0.14)	(0.48)	(0.39)		(0.56)	(0.39)	(0.24)

Net asset value, end of period	$8.31	$8.02	$8.02		$9.43	$9.50	$8.78

Total Return (d)
Based on net asset value	5.49%(e)	6.05%	(10.99)%		5.29%	12.96%	3.51%

Ratios to Average Net Assets (f)
Total expenses (g)	1.42%(h)	1.46%	1.46%		1.45%	1.79%	1.81%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.93%(h)	0.93%	0.96%		1.03%	1.20%	1.25%
Net investment income	4.52%(h)	5.31%	5.64%		6.48%	6.05%	4.60%

Supplemental Data
Net assets, end of period (000)	$6,315	$7,784	$8,102		$14,756	$15,293	$14,110
Portfolio turnover rate	205%	118%	165%		187%	276%	421%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015
Investments in underlying funds	0.02%	—%	0.01%		0.00%	0.01%	0.02%
(g) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015
Expense ratios	N/A	N/A	N/A		1.45%	1.79%	1.81%

(h)	Annualized.

See notes to financial statements.

150	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor C
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015

Net asset value, beginning of period	$8.03	$8.02	$9.44		$9.50	$8.78	$8.73
Net investment income (a)	0.15	0.37	0.43		0.54	0.48	0.34
Net realized and unrealized gain (loss)	0.24	0.06	(1.52)		(0.11)	0.56	(0.11)
Net increase (decrease) from investment operations	0.39	0.43	(1.09)		0.43	1.04	0.23

Distributions (b)
From net investment income	(0.11)	(0.42)	(0.00	)(c)	(0.49)	(0.32)	(0.18)
From return of capital	—	—	(0.33)		—	—	—
Total distributions	(0.11)	(0.42)	(0.33)		(0.49)	(0.32)	(0.18)

Net asset value, end of period	$8.31	$8.03	$8.02		$9.44	$9.50	$8.78

Total Return (d)
Based on net asset value	4.96%(e)	5.39%	(11.74)%		4.62%	12.12%	2.65%

Ratios to Average Net Assets (f)
Total expenses	2.26%(g)	2.32%	2.30%(h)		2.30%(h)	2.63%(h)	2.64%(h)
Total expenses after fees waived and/or reimbursed and paid indirectly	1.68%(g)	1.68%	1.71%		1.78%	1.96%	2.00%
Net investment income	3.72%(g)	4.46%	4.85%		5.74%	5.30%	3.85%

Supplemental Data
Net assets, end of period (000)	$1,436	$1,547	$2,411		$3,823	$4,892	$6,060
Portfolio turnover rate	205%	118%	165%		187%	276%	421%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015
Investments in underlying funds	0.02%	—%	0.01%		0.00%	0.01%	0.02%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	151

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Class K
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015

Net asset value, beginning of period	$8.03	$8.03	$9.44		$9.51	$8.79	$8.73
Net investment income (a)	0.18	0.47	0.51		0.64	0.58	0.44
Net realized and unrealized gain (loss)	0.26	0.04	(1.50)		(0.12)	0.56	(0.10)
Net increase (decrease) from investment operations	0.44	0.51	(0.99)		0.52	1.14	0.34

Distributions (b)
From net investment income	(0.16)	(0.51)	(0.00	)(c)	(0.59)	(0.42)	(0.28)
From return of capital	—	—	(0.42)		—	—	—
Total distributions	(0.16)	(0.51)	(0.42)		(0.59)	(0.42)	(0.28)

Net asset value, end of period	$8.31	$8.03	$8.03		$9.44	$9.51	$8.79

Total Return (d)
Based on net asset value	5.51%(e)	6.37%	(10.70)%		5.60%	13.37%	3.91%

Ratios to Average Net Assets (f)
Total expenses	0.99%(g)	1.04%	1.08%(h)		1.03%	1.39%	1.37%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.63%(g)	0.63%	0.66%		0.73%	0.83%	0.85%
Net investment income	4.61%(g)	5.67%	5.91%		6.70%	6.44%	4.99%

Supplemental Data
Net assets, end of period (000)	$65,709	$84,039	$64,736		$75,012	$11,106	$13,088
Portfolio turnover rate	205%	118%	165%		187%	276%	421%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015
Investments in underlying funds	0.02%	—%	0.01%		0.00%	0.01%	0.02%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

152	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio

	Institutional
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018 (a)		2017 (a)	2016 (a)	2015 (a)

Net asset value, beginning of period	$9.97	$9.60	$9.96		$9.83	$9.77	$10.11
Net investment income (b)	0.12	0.34	0.33		0.35	0.26	0.21
Net realized and unrealized gain (loss)	(0.10)	0.38	(0.37)		0.12	0.09	(0.24)
Net increase (decrease) from investment operations	0.02	0.72	(0.04)		0.47	0.35	(0.03)

Distributions (c)
From net investment income	(0.13)	(0.35)	(0.32)		(0.31)	(0.25)	(0.29)
From net realized gain	—	—	—		—	—	(0.02)
From return of capital	—	—	(0.00	)(d)	(0.03)	(0.04)	—

Total distributions	(0.13)	(0.35)	(0.32)		(0.34)	(0.29)	(0.31)

Net asset value, end of period	$9.86	$9.97	$9.60		$9.96	$9.83	$9.77

Total Return (e)
Based on net asset value	0.18%(f)	7.62%(g)	(0.46)%(g)		4.88%	3.61%	(0.30)%

Ratios to Average Net Assets (h)
Total expenses (i)	0.76%(j)	0.74%	1.09%		0.90%	0.74%	0.77%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.75%(j)	0.74%	1.09%		0.89%	0.73%	0.75%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense and interest expense	0.61%(j)	0.61%	0.62%		0.61%	0.60%	0.59%
Net investment income	2.53%(j)	3.49%	3.40%		3.49%	2.66%	2.09%

Supplemental Data
Net assets, end of period (000)	$21,949,706	$23,223,183	$23,621,298		$23,089,643	$17,994,587	$24,173,415
Portfolio turnover rate (k)	816%	1,805%	2,337%		1,576%	1,541%	1,856%

(a) Consolidated Financial Highlights.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Amount is greater than $(0.005) per share.

(e) Where applicable, assumes the reinvestment of distributions.

(f)  Aggregate total return.

(g) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(h) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015
Investments in underlying funds	0.03%	0.02%	0.01%		0.01%	0.02%	0.03%
(i) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015
Expense ratios	N/A	N/A	N/A		0.90%	0.73%	0.77%
(j) Annualized. (k) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015
Portfolio turnover rate (excluding MDRs)	566%	1,307%	1,565%		1,060%	1,098%	1,242%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	153

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio

	Investor A
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018 (a)		2017 (a)	2016 (a)	2015 (a)

Net asset value, beginning of period	$9.97	$9.60	$9.96		$9.83	$9.77	$10.11
Net investment income (b)	0.11	0.31	0.29		0.31	0.23	0.18
Net realized and unrealized gain (loss)	(0.12)	0.38	(0.36)		0.14	0.09	(0.24)
Net increase (decrease) from investment operations	(0.01)	0.69	(0.07)		0.45	0.32	(0.06)

Distributions (c)
From net investment income	(0.11)	(0.32)	(0.29)		(0.29)	(0.22)	(0.26)
From net realized gain	—	—	—		—	—	(0.02)
From return of capital	—	—	(0.00	)(d)	(0.03)	(0.04)	—

Total distributions	(0.11)	(0.32)	(0.29)		(0.32)	(0.26)	(0.28)

Net asset value, end of period	$9.85	$9.97	$9.60		$9.96	$9.83	$9.77

Total Return (e)
Based on net asset value	(0.06)%(f)	7.31%(g)	(0.74)%(g)		4.59%	3.30%	(0.60)%

Ratios to Average Net Assets (h)
Total expenses	1.05%(i)	1.05%	1.39%		1.22%	1.07%	1.12%(j)
Total expenses after fees waived and/or reimbursed and paid indirectly	1.04%(i)	1.03%	1.38%		1.16%	1.03%	1.06%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense and interest expense	0.90%(i)	0.90%	0.91%		0.90%	0.90%	0.90%
Net investment income	2.25%(i)	3.20%	3.00%		3.09%	2.38%	1.77%

Supplemental Data
Net assets, end of period (000)	$1,342,041	$1,501,890	$2,023,700		$2,234,189	$4,380,500	$5,632,067
Portfolio turnover rate (k)	816%	1,805%	2,337%		1,576%	1,541%	1,856%

(a) Consolidated Financial Highlights.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Amount is greater than $(0.005) per share.

(e) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)  Aggregate total return.

(g) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(h) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015
Investments in underlying funds	0.03%	0.02%	0.01%		0.01%	0.02%	0.03%

(i)  Annualized.

(j)  Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December 31, 2015, the expense ratio would have been 1.10%.

(k)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015
Portfolio turnover rate (excluding MDRs)	566%	1,307%	1,565%		1,060%	1,098%	1,242%

See notes to financial statements.

154	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio

	Investor C
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018 (a)		2017 (a)	2016 (a)	2015 (a)

Net asset value, beginning of period	$9.96	$9.59	$9.95		$9.82	$9.76	$10.10
Net investment income (b)	0.07	0.24	0.24		0.24	0.16	0.10
Net realized and unrealized gain (loss)	(0.10)	0.38	(0.38)		0.13	0.08	(0.24)
Net increase (decrease) from investment operations	(0.03)	0.62	(0.14)		0.37	0.24	(0.14)

Distributions (c)
From net investment income	(0.08)	(0.25)	(0.22)		(0.21)	(0.15)	(0.18)
From net realized gain	—	—	—		—	—	(0.02)
From return of capital	—	—	(0.00	)(d)	(0.03)	(0.03)	—

Total distributions	(0.08)	(0.25)	(0.22)		(0.24)	(0.18)	(0.20)

Net asset value, end of period	$9.85	$9.96	$9.59		$9.95	$9.82	$9.76

Total Return (e)
Based on net asset value	(0.32)%(f)	6.54%(g)	(1.47)%(g)		3.81%	2.53%	(1.34)%

Ratios to Average Net Assets (h)
Total expenses (i)	1.78%(j)	1.77%	2.11%		1.93%	1.79%	1.83%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.77%(j)	1.76%	2.11%		1.91%	1.78%	1.81%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense and interest expense	1.63%(j)	1.63%	1.64%		1.65%	1.65%	1.65%
Net investment income	1.52%(j)	2.48%	2.41%		2.41%	1.63%	1.03%

Supplemental Data
Net assets, end of period (000)	$383,409	$434,348	$514,268		$655,874	$872,501	$1,119,341
Portfolio turnover rate (k)	816%	1,805%	2,337%		1,576%	1,541%	1,856%

(a) Consolidated Financial Highlights.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Amount is greater than $(0.005) per share.

(e) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)  Aggregate total return.

(g) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(h) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015
Investments in underlying funds	0.03%	0.02%	0.01%		0.01%	0.02%	0.03%
(i) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015
Expense ratios	N/A	1.77%	2.11%		1.92%	1.78%	1.81%
(j) Annualized. (k) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018		2017	2016	2015
Portfolio turnover rate (excluding MDRs)	566%	1,307%	1,565%		1,060%	1,098%	1,242%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	155

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio

	Class K
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,				Period from 03/28/16 (b) to 12/31/16 (a)
		2019	2018 (a)		2017 (a)

Net asset value, beginning of period	$9.98	$9.60	$9.97		$9.84	$9.65
Net investment income (c)	0.13	0.35	0.34		0.36	0.22
Net realized and unrealized gain (loss)	(0.12)	0.39	(0.39)		0.12	0.21
Net increase (decrease) from investment operations	0.01	0.74	(0.05)		0.48	0.43

Distributions (d)
From net investment income	(0.13)	(0.36)	(0.32)		(0.32)	(0.20)
From return of capital	—	—	(0.00	)(e)	(0.03)	(0.04)
Total distributions	(0.13)	(0.36)	(0.32)		(0.35)	(0.24)

Net asset value, end of period	$9.86	$9.98	$9.60		$9.97	$9.84

Total Return (f)
Based on net asset value	0.13%(g)	7.82%(h)	(0.47)%(h)		4.97%	4.47%(g)

Ratios to Average Net Assets (i)
Total expenses	0.67%(j)	0.66%	1.01%		0.82%	0.69%(j)
Total expenses after fees waived and/or reimbursed and paid indirectly	0.66%(j)	0.65%	1.00%		0.81%	0.68%(j)
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense and interest expense	0.52%(j)	0.52%	0.53%		0.53%	0.53%(j)
Net investment income	2.62%(j)	3.57%	3.47%		3.58%	2.93%(j)

Supplemental Data
Net assets, end of period (000)	$7,619,991	$8,858,737	$7,830,270		$5,748,169	$3,651,094
Portfolio turnover rate (k)	816%	1,805%	2,337%		1,576%	1,541%(l)

(a) Consolidated Financial Highlights.

(b) Commencement of operations.

(c)  Based on average shares outstanding.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e) Amount is greater than $(0.005) per share.

(f)  Where applicable, assumes the reinvestment of distributions.

(g) Aggregate total return.

(h) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(i)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,				Period from 03/28/16 (b) to 12/31/16
		2019	2018		2017
Investments in underlying funds	0.03%	0.02%	0.01%		0.01%	0.02%
(j) Annualized. (k) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,				Period from 03/28/16 (b) to 12/31/16
		2019	2018		2017
Portfolio turnover rate (excluding MDRs)	566%	1,307%	1,565%		1,060%	1,098%

(l)	Portfolio turnover rate is representative of the Portfolio for the entire year.

See notes to financial statements.

156	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	Emerging Markets Flexible Dynamic Bond	Non-diversified
BlackRock Strategic Income Opportunities Portfolio	Strategic Income Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C Shares automatically convert to Investor A Shares after approximately ten years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying financial statements of Strategic Income Opportunities include the account of BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary”). There were no assets in the Subsidiary during the period. Effective December 26, 2019, the Subsidiary, which was wholly-owned by the Fund, was dissolved. The Subsidiary enabled Strategic Income Opportunities to hold commodity-related instruments and other derivatives and satisfy Regulated Investment Company (“RIC”) tax requirements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if

NOTES TO FINANCIAL STATEMENTS	157

Notes to Financial Statements  (unaudited) (continued)

required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary were treated as ordinary income for tax purposes. If a net loss was realized by the Subsidiary in any taxable year, the loss would generally not be available to offset Strategic Income Opportunities’ ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

Emerging Markets Flexible Dynamic Bond has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Emerging Markets Flexible Dynamic Bond may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

158	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.
Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or

NOTES TO FINANCIAL STATEMENTS	159

Notes to Financial Statements  (unaudited) (continued)

similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped

160	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

NOTES TO FINANCIAL STATEMENTS	161

Notes to Financial Statements  (unaudited) (continued)

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Strategic Income Opportunities had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Aligned Energy LLC, Term Loan	$5,474,783	$5,474,783	$5,337,913	$(136,870)
Facebook Burlingame, Term Loan	8,995,921	8,995,921	8,816,003	(179,918)
Houston Center, Term Loan	6,770,241	6,770,241	6,770,241	–
Intelsat Jackson Holdings SA, Term Loan	4,144,361	4,144,361	4,198,777	54,416
Opendoor, Term Loan	17,333,333	17,333,333	17,333,333	–
Park Avenue Tower, Term Loan	1,335,692	1,335,692	1,324,472	(11,220)
Spectacle Gary Holdings LLC, Delayed Draw Term Loan	2,500,000	2,425,000	2,300,000	(125,000)

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

162	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for Strategic Income Opportunities were $40,745 and 0.01%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of Strategic Income Opportunities’ open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements	(a)	Reverse Repurchase Agreements	Borrowed Bond at Value including Accrued Interest (b)	Exposure Due (to) / from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	(c)	Cash Collateral Pledged	Net Collateral (Received) / Pledged	Net Exposure Due (to) / from Counterparty (d)
Barclays Bank plc	$1,51,400,525		$(151,623)	$(150,739,912)	$508,990	$—	$(386,000)	$192,730		$—	$(193,270)	$315,720
Barclays Capital, Inc.	96,250		—	(101,639)	(5,389)	—	—	—		—	—	(5,389)
BNP Paribas SA	59,219,068		—	(60,226,241)	(1,007,173)	—	—	—		1,007,173	1,007,173	—
Citigroup Global Markets, Inc.	36,328,210		—	(38,242,910)	(1,914,700)	—	—	1,914,700		—	1,914,700	—
Citigroup Global Markets Ltd.	9,149,997		—	(9,202,025)	(52,028)	—	—	—		—	—	(52,028)
Credit Suisse Securities USA LLC	13,566,171		—	(15,054,379)	(1,488,208)	—	—	—		1,488,208	1,488,208	—
Deutsche Bank AG	8,070,370		—	(8,509,721)	(439,351)	—	—	—		299,000	299,000	(140,351)
Goldman Sachs International	44,604,608		—	(44,850,704)	(246,096)	—	—	—		230,000	230,000	(16,096)
JPMorgan Securities plc	24,243,336		—	(23,868,517)	374,819	—	(215,000)	—		—	(215,000)	159,819
Merrill Lynch International	3,065,099		—	(3,105,131)	(40,032)	—	—	—		—	—	(40,032)
RBC Capital Markets LLC	86,340,265		—	(85,973,639)	366,626	—	—	—		—	—	366,626
RBC Europe Ltd.	2,717,036		—	(2,761,671)	(44,635)	—	—	—		—	—	(44,635)

	$438,800,935		$(151,623)	$(442,636,489)	$(3,987,177)	$—	$(601,000)	$2,107,430		$3,024,381	$4,530,811	$543,634

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $6,045,139 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)

Net collateral, including accrued interest, with a value of $192,730 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

When a fund enters into an MRA and International Swaps and Derivatives Association, Inc. (an “ISDA”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit a fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to a fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of

NOTES TO FINANCIAL STATEMENTS	163

Notes to Financial Statements  (unaudited) (continued)

Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks, preferred stocks and investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under MSLA, which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of Strategic Income Opportunities’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
BofA Securities, Inc.	$121,645,416	$(121,645,416)	$—
Citigroup Global Markets, Inc.	910,323	(893,662)	16,661
Credit Suisse Securities (USA) LLC	98,752,003	(98,752,003)	—
Goldman Sachs & Co.	82,032,234	(82,032,234)	—
Jefferies LLC	5,225,760	(5,225,760)	—
JP Morgan Securities LLC	1,301,356	(1,301,356)	—
Morgan Stanley & Co. LLC	31,725,694	(31,725,694)	—
National Financial Services LLC	28,584	(27,916)	668
TD Prime Services LLC	8,740,280	(8,740,280)	—
	$350,361,650	$(350,344,321)	$17,329

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of June 30, 2020. Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

164	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the

NOTES TO FINANCIAL STATEMENTS	165

Notes to Financial Statements  (unaudited) (continued)

price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

166	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an ISDA Master Agreement or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Emerging Markets Flexible Dynamic Bond pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of Emerging Markets Flexible Dynamic Bond’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.600%
$1 Billion — $2 Billion	0.550
$2 Billion — $3 Billion	0.525
Greater than $3 Billion	0.500

For such services, Strategic Income Opportunities pays the Manager a monthly fee, based on the average daily net assets that are attributable to Strategic Income Opportunities’ direct investments in fixed-income and equity securities and instruments, including ETFs advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.550%
$1 Billion — $2 Billion	0.500
$2 Billion — $3 Billion	0.475
$3 Billion — $35 Billion	0.450
Greater than $35 Billion	0.430

The Manager provided investment management and other services to the Subsidiary. The Manager did not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Strategic Income Opportunities pays the Manager based on the Fund’s net assets, which included the assets of the Subsidiary.

NOTES TO FINANCIAL STATEMENTS	167

Notes to Financial Statements  (unaudited) (continued)

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Strategic Income Opportunities, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide for that portion of each Fund for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$8,883	$7,068	$15,951
Strategic Income Opportunities	1,739,969	2,005,568	3,745,537

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400
$1 Billion - $2 Billion	0.0375
$2 Billion - $4 Billion	0.0350
$4 Billion - $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended June 30, 2020, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$1,570	$711	$141	$8,241	$10,663
Strategic Income Opportunities	2,195,175	139,185	40,108	802,681	3,177,149

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2020, Strategic Income Opportunities paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Institutional
Strategic Income Opportunities	$808,963

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$1	$34	$3	$58	$96
Strategic Income Opportunities	18,468	11	1,429	6,952	26,860

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$5,875	$6,624	$1,923	$1,481	$15,903
Strategic Income Opportunities	9,681,622	930,849	222,551	16,534	10,851,556

168	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other Fees: For the six months ended June 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Markets Flexible Dynamic Bond	$107
Strategic Income Opportunities	13,633

For the six months ended June 30, 2020, affiliates received CDSCs as follows:

	Investor A	Investor C
Strategic Income Opportunities	$16,130	$14,039

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to April 29, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the amount waived was $1,044,429 for Strategic Income Opportunities.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of Emerging Markets Flexible Dynamic Bond’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of Strategic Income Opportunities’ assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through April 30, 2021. These contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Emerging Markets Flexible Dynamic Bond	$13,700
Strategic Income Opportunities	837,277

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Emerging Markets Flexible Dynamic Bond	0.68%	0.93%	1.68%	0.63%
Strategic Income Opportunities	0.65	0.90	1.65	N/A

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Emerging Markets Flexible Dynamic Bond	$163,379

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$1,557	$711	$141	$8,190	$10,599
Strategic Income Opportunities	—	36,204	114	—	$36,318

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$2,108	$4,869	$1,569	$1,437	$9,983
Strategic Income Opportunities	—	75	—	—	$75

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	169

Notes to Financial Statements  (unaudited) (continued)

Pursuant to the current securities lending agreement (i) Strategic Income Opportunities retains 75% of securities lending income (which excludes collateral investment expenses), and this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses; and (ii) if Emerging Markets Flexible Dynamic Bond were to engage in securities lending, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, Strategic Income Opportunities, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses); and this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses. With respect to Emerging Markets Flexible Dynamic Bond, if the Fund were to engage in securities lending, it would receive for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2020, Strategic Income Opportunities paid BIM $268,431 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:.

	Purchases	Sales	Net Realized Gain (Loss)
Strategic Income Opportunities	$193,991,425	$237,842,886	$1,240,795

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Purchases
Non-U.S. Government Securities	$176,341,328	$254,019,731,324
U.S. Government Securities	18,872,273	28,632,050,255
	$195,213,601	$282,651,781,579
Sales
Non-U.S. Government Securities	$186,423,261	$267,221,171,963
U.S. Government Securities	18,959,815	26,991,775,223
	$205,383,076	$294,212,947,186

For the six months ended June 30, 2020, purchases and sales related to mortgage dollar rolls were as follows:

Strategic Income Opportunities
Purchases	$86,398,654,009
Sales	86,385,639,893

170	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2019, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Emerging Markets Flexible Dynamic Bond	$20,046,593
Strategic Income Opportunities	761,056,164

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Tax cost	$94,146,104	$41,242,976,247

Gross unrealized appreciation	$5,897,779	$1,832,644,381
Gross unrealized depreciation	(15,312,071)	(1,934,770,795)

Net unrealized appreciation (depreciation)	$(9,414,292)	$(102,126,414)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that

NOTES TO FINANCIAL STATEMENTS	171

Notes to Financial Statements  (unaudited) (continued)

income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Certain Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the

172	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Emerging Markets Flexible Dynamic Bond
Institutional
Shares sold	742,459	$6,076,079	425,864	$3,525,018
Shares issued in reinvestment of distributions	37,219	298,839	136,955	1,124,960
Shares redeemed	(1,037,181)	(8,227,551)	(1,658,824)	(13,808,691)
Net decrease	(257,503)	$(1,852,633)	(1,096,005)	$(9,158,713)

Investor A
Shares sold and automatic conversion of shares	54,709	$434,670	183,799	$1,539,341
Shares issued in reinvestment of distributions	15,251	122,057	54,334	444,858
Shares redeemed	(280,246)	(2,251,547)	(278,191)	(2,295,790)
Net decrease	(210,286)	$(1,694,820)	(40,058)	$(311,591)

Investor C
Shares sold	8,169	$67,854	4,671	$39,524
Shares issued in reinvestment of distributions	2,163	17,305	10,267	84,188
Shares redeemed and automatic conversion of shares	(30,309)	(240,276)	(122,777)	(1,016,128)
Net decrease	(19,977)	$(155,117)	(107,839)	$(892,416)

Class K
Shares sold	341	$18,082	2,339,872	$19,658,107
Shares issued in reinvestment of distributions	100,733	805,329	238,587	1,947,812
Shares redeemed	(2,664,012)	(21,898,188)	(177,857)	(1,489,837)
Net increase (decrease)	(2,562,938)	$(21,074,777)	2,400,602	$20,116,082
Total Net Increase (Decrease)	(3,050,704)	$(24,777,347)	1,156,700	$9,753,362

Strategic Income Opportunities
Institutional
Shares sold	488,838,429	$4,760,428,494	634,936,439	$6,238,862,124
Shares issued in reinvestment of distributions	25,723,109	250,544,745	71,542,076	705,077,160
Shares redeemed	(616,647,681)	(5,927,991,323)	(839,003,354)	(8,220,493,665)
Net decrease	(102,086,143)	$(917,018,084)	(132,524,839)	$(1,276,554,381)

Investor A
Shares sold and automatic conversion of shares	19,565,468	$191,164,707	44,047,913	$433,228,865
Shares issued in reinvestment of distributions	1,587,951	15,455,573	5,111,246	50,331,832
Shares redeemed	(35,614,856)	(342,153,042)	(109,423,799)	(1,069,253,071)
Net decrease	(14,461,437)	$(135,532,762)	(60,264,640)	$(585,692,374)

Investor C
Shares sold	1,700,046	$16,616,397	3,793,027	$37,264,817
Shares issued in reinvestment of distributions	299,862	2,914,581	1,124,641	11,069,532
Shares redeemed and automatic conversion of shares	(6,664,276)	(64,733,587)	(14,952,627)	(146,802,562)
Net decrease	(4,664,368)	$(45,202,609)	(10,034,959)	$(98,468,213)

Class K
Shares sold	76,543,046	$752,338,993	231,822,539	$2,277,598,180
Shares issued in reinvestment of distributions	10,837,394	105,695,889	30,803,606	303,900,188
Shares redeemed	(202,603,956)	(1,969,135,606)	(190,314,544)	(1,873,602,604)
Net increase (decrease)	(115,223,516)	$(1,111,100,724)	72,311,601	$707,895,764
Total Net Decrease	(236,435,464)	$(2,208,854,179)	(130,512,837)	$(1,252,819,204)

As of June 30, 2020, BlackRock HoldCo 2, Inc., an affiliate of the Funds, owned 4,072,600 Class K Shares of Emerging Markets Flexible Dynamic Bond.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	173

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (the “Emerging Markets Flexible Dynamic Bond Portfolio”) and BlackRock Strategic Income Opportunities Portfolio (the “Strategic Income Opportunities Portfolio”) (together, the “Funds” and each, a “Fund”), and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and (1) BlackRock International Limited (“BIL”), with respect to each Fund and (2) BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisors”), with respect to Strategic Income Opportunities Portfolio. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated

174	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Emerging Markets Flexible Dynamic Bond Portfolio ranked in the third, fourth, and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Emerging Markets Flexible Dynamic Bond Portfolio’s underperformance relative to its Performance Peers during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, the Strategic Income Opportunities Portfolio ranked in the second quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	175

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Emerging Markets Flexible Dynamic Bond Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Emerging Markets Flexible Dynamic Bond Portfolio’s Expense Peers. The Board also noted that the Emerging Markets Flexible Dynamic Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Emerging Markets Flexible Dynamic Bond Portfolio increases above certain contractually specified levels. The Board noted that if the size of the Emerging Markets Flexible Dynamic Bond Portfolio were to decrease, the Emerging Markets Flexible Dynamic Bond Portfolio could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Emerging Markets Flexible Dynamic Bond Portfolio’s total expenses as a percentage of the Emerging Markets Flexible Dynamic Bond Portfolio’s average daily net assets on a class-by-class basis.

The Board noted that the Strategic Income Opportunities Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Strategic Income Opportunities Portfolio’s Expense Peers. The Board also noted that the Strategic Income Opportunities Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Strategic Income Opportunities Portfolio increases above certain contractually specified levels. The Board noted that if the size of the Strategic Income Opportunities Portfolio were to decrease, the Strategic Income Opportunities Portfolio could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Strategic Income Opportunities Portfolio’s total expenses as a percentage of the Strategic Income Opportunities Portfolio’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2021, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together,

176	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	177

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited(a)

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.(a)

New York, NY 10179

Brown Brothers Harriman & Co.(b)

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Strategic Income Opportunities Portfolio.
(b)	For BlackRock Emerging Markets Flexible Dynamic Bond Portfolio.

178	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	179

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

180	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency		Portfolio Abbreviations

ARS	Argentine Peso	ABS	Asset-Backed Security

AUD	Australian Dollar	ADR	American Depositary Receipts

BRL	Brazilian Real	BA	Canadian Bankers Acceptances

CAD	Canadian Dollar	BBR	Australian Bank Bill Rate

CHF	Swiss Franc	BUBOR	Budapest Interbank Offered Rate

CLP	Chilean Peso	BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CNH	Chinese Yuan Offshore	CDO	Collateralized Debt Obligation

CNY	Chinese Yuan	CLO	Collateralized Loan Obligation

COP	Colombian Peso	CSMC	Credit Suisse Mortgage Capital

CZK	Czech Koruna	CWABS	Countrywide Asset-Backed Certificates

EGP	Egyptian Pound	DAC	Designated Activity Company

EUR	Euro	ETF	Exchange-Traded Fund

GBP	British Pound	EURIBOR	Euro Interbank Offered Rate

GHS	Ghanaian Cedi	GO	General Obligation Bonds

HKD	Hong Kong Dollar	KLIBOR	Kuala Lumpur Interbank Offered Rate

HUF	Hungarian Forint	LIBOR	London Interbank Offered Rate

IDR	Indonesian Rupiah	LIMEAN	London Interbank Mean Rate

INR	Indian Rupee	MSCI	Morgan Stanley Capital International

JPY	Japanese Yen	MXIBTIIE	Mexico Interbank TIIE 28-Day

KRW	South Korean Won	NASDAQ	National Association of Securities Dealers Automated

KZT	Kazakhstani Tenge	OTC	Over-the-counter

MXN	Mexican Peso	PCL	Public Company Limited

MYR	Malaysian Ringgit	PIK	Payment-In-Kind

NOK	Norwegian Krone	PJSC	Public Joint Stock Company

NZD	New Zealand Dollar	PRIBOR	Prague Interbank Offered Rate

PEN	Polish Zloty	RB	Revenue Bonds

PHP	Philippine Peso	REIT	Real Estate Investment Trust

PLN	Polish Zloty	REMIC	Real Estate Mortgage Investment Conduit

RON	Romanian Leu	REPO_CORRA	Canadian Overnight Repo Rate

RUB	New Russian Ruble	S&P	Standard & Poor’s

SGD	Singapore Dollar	SCA	Svenska Cellulosa Aktiebolaget

THB	Thai Baht	SOFR	Secured Overnight Financing Rate

TRY	Turkish Lira	SOR	Singapore Interbank Offered Rate

TWD	Taiwan New Dollar	SPDR	Standard & Poor’s Depositary Receipts

UAH	Ukrainian Hryvnia	TBA	To-be-announced

USD	United States Dollar	THBFIX	Thai Baht Interest Rate Fixing

UYU	Uruguayan Peso	USCPI	U.S. Consumer Price Index

ZAR	South African Rand	VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	181

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMDSIP-6/20-SAR

Item 2 —	Code of Ethics — Not Applicable to this semi-annual report

Item 3 —	Audit Committee Financial Expert — Not Applicable to this semi-annual report

Item 4 —	Principal Accountant Fees and Services — Not Applicable to this semi-annual report

Item 5 —	Audit Committee of Listed Registrants — Not Applicable

Item 6 —	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies — Not Applicable

Item 8 —	Portfolio Managers of Closed-End Management Investment Companies — Not Applicable

Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not Applicable

Item 10 —	Submission of Matters to a Vote of Security Holders — There have been no material changes to these procedures.

Item 11 —	Controls and Procedures

(a) — The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) — There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 —	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies — Not Applicable

Item 13 —	Exhibits attached hereto

(a)(1) — Code of Ethics — Not Applicable to this semi-annual report

(a)(2) — Section 302 Certifications are attached

(a)(3) — Not Applicable

(a)(4) — Not Applicable

(b) — Section 906 Certifications are attached

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Funds V

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Funds V

Date: September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews Chief Financial Officer (principal financial officer) of BlackRock Funds V

Date: September 4, 2020

3